UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21991

Fidelity Rutland Square Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Christina H. Lee, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2020

Item 1.

Reports to Stockholders

Strategic Advisers® Short Duration Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

May 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

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Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2020	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Short Duration Fund	2.51%	1.80%	1.51%

 A From December 20, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Short Duration Fund on December 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the FTSE 6-Month U.S. Treasury Bill Index performed over the same period.

Period Ending Values
$11,347	Strategic Advisers® Short Duration Fund
$10,672	FTSE 6-Month U.S. Treasury Bill Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted robust gains for the year ending May 31, 2020, with the Bloomberg Barclays U.S. Aggregate Bond Index advancing 9.42%. From June through October, bonds broadly rode a wave of easing monetary policy, with the Federal Reserve lowering short-term interest rates 75 basis points (0.75%) by year-end. Most bonds came under some pressure in the fourth quarter of 2019, given comments from the Fed that seemingly set a high bar for additional rate cuts. U.S. bonds rebounded strongly in January on renewed demand for safe-haven assets, as the spread of coronavirus threatened to hamper global economic growth. In February and March, U.S. Treasuries continued to surge, while riskier segments—led by corporate debt—largely retreated as a recession took hold. A historically rapid and expansive monetary/fiscal-policy response provided a partial offset to the economic disruption. This was evident in April and May, when credit-sensitive segments of the market rebounded strongly on improving infection data, plans for reopening the economy and progress on potential treatments. Within the bellwether index, U.S. Treasuries (+11.36%) led the way for the period, while corporate bonds produced a similarly hearty 10.03% return. Meanwhile, securitized sectors lagged the market despite gaining ground: agency mortgage-backed securities (+6.53%); commercial mortgage-backed securities (+6.18%); and asset-backed securities (+4.01%). Outside the index, U.S. corporate high-yield bonds gained 1.32%, while Treasury Inflation-Protected Securities (TIPS) rose 8.00%, according to Bloomberg Barclays.

Comments from Lead Portfolio Manager Jonathan Duggan:  For the fiscal year, the Fund gained 2.51%, outpacing the 1.95% advance of the benchmark FTSE® 6-Month U.S. Treasury Bill Index. During the second half of 2019 and into 2020, we reduced risk in the portfolio by adding funds that invest in U.S. Treasuries, government-agency mortgage-backed securities and cash, while reducing the Fund's allocation to those with investment-grade corporate credit exposure. These moves dampened the portfolio's interest rate sensitivity and also provided dry powder to increase risk following the March downturn. During this time, we boosted the Fund's positions in short-term managers (those with an average duration of 1 to 3 years). As a result, the Fund rallied strongly in April and May. For the period, both sub-advisers within the portfolio – FIAM℠ (+2.5%) and T. Rowe Price (+3.6%) – outperformed the Fund's benchmark and added considerable value. Allocations to asset-backed securities and higher-quality, floating-rate corporate bonds fueled FIAM's performance. T. Rowe Price on the other hand, benefited from having a longer portfolio duration than the benchmark and from its corporate credit holdings. On the downside, PIMCO Short-Term Fund (+1.5%) was the biggest relative detractor. The manager of this fund expected the U.S. Federal Reserve to raise interest rates in 2019 and, as a result, did not have enough exposure to the parts of the short-term yield curve that declined the most during the period. Its performance was also hurt by an overweighting in corporate credit during the first quarter of 2020. Looking ahead, we are optimistic about a recovery in the U.S. economy during the second half of this year and into 2021. At the same time, we remain cognizant of key risk factors, including U.S. elections later this year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2020

(excluding cash equivalents)	% of fund's net assets
PIMCO Short-Term Fund - Administrator Class	18.6
Baird Ultra Short Bond Fund Institutional Class	7.6
iShares Lehman 1-3 Year Treasury Bond ETF	6.8
Fidelity Short-Term Bond Fund	5.7
PIMCO Enhanced Short Maturity Active ETF	4.4
Blackrock Low Duration Bond Portfolio Investor A Shares	4.3
U.S. Treasury Obligations	3.6
JPMorgan Ultra-Short Income ETF	3.2
iShares Short-Maturity Bond ETF	3.2
Metropolitan West Low Duration Bond Fund - Class M	2.8
60.2

Asset Allocation (% of fund's net assets)

As of May 31, 2020
Corporate Bonds	23.7%
U.S. Government and U.S. Government Agency Obligations	4.2%
Asset-Backed Securities	6.5%
CMOs and Other Mortgage Related Securities	1.8%
Bank Loan Funds	0.7%
Other Investments	0.7%
Short-Term Funds	58.8%
Short-Term Investments and Net Other Assets (Liabilities)	3.6%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 23.7%
	Principal Amount	Value
COMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.3%
AT&T, Inc.:
3 month U.S. LIBOR + 0.930% 2.3046% 6/30/20 (a)(b)	$7,845,000	$7,849,534
3.8% 3/15/22	980,000	1,029,592
SBA Tower Trust:
3.156% 10/8/20 (c)	265,000	265,445
3.448% 3/15/48 (c)	880,000	915,490
Verizon Communications, Inc.:
3 month U.S. LIBOR + 1.000% 1.7405% 3/16/22 (a)(b)	15,233,000	15,262,247
5.15% 9/15/23	775,000	885,581
		26,207,889
Entertainment - 0.4%
NBCUniversal Enterprise, Inc. 3 month U.S. LIBOR + 0.400% 1.8334% 4/1/21 (a)(b)(c)	23,029,000	23,078,736
The Walt Disney Co.:
3 month U.S. LIBOR + 0.250% 1.8304% 9/1/21 (a)(b)	2,211,000	2,205,543
1.65% 9/1/22	1,435,000	1,465,234
3.35% 3/24/25	470,000	517,127
		27,266,640
Interactive Media & Services - 0.0%
Baidu.com, Inc. 3.5% 11/28/22	780,000	811,444
Media - 0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
3.579% 7/23/20	5,662,000	5,662,289
4.464% 7/23/22	3,590,000	3,823,197
4.908% 7/23/25	2,145,000	2,455,344
Comcast Corp.:
3 month U.S. LIBOR + 0.330% 1.7634% 10/1/20 (a)(b)	7,282,000	7,287,175
3 month U.S. LIBOR + 0.440% 1.8734% 10/1/21 (a)(b)	8,940,000	8,966,230
3.1% 4/1/25	355,000	387,984
3.7% 4/15/24	1,075,000	1,188,742
COX Communications, Inc.:
2.95% 6/30/23 (c)	590,000	617,900
3.15% 8/15/24 (c)	585,000	620,695
Fox Corp.:
3.05% 4/7/25	185,000	196,724
3.666% 1/25/22	260,000	271,103
4.03% 1/25/24	305,000	335,298
Interpublic Group of Companies, Inc. 3.5% 10/1/20	295,000	297,700
RELX Capital, Inc. 3.5% 3/16/23	575,000	608,594
Time Warner Cable, Inc. 4.125% 2/15/21	6,234,000	6,302,254
TWDC Enterprises 18 Corp.:
3 month U.S. LIBOR + 0.190% 1.5043% 6/5/20 (a)(b)	6,332,000	6,332,295
3 month U.S. LIBOR + 0.390% 1.6438% 3/4/22 (a)(b)	5,000,000	4,964,504
WPP Finance 2010 3.625% 9/7/22	310,000	323,213
		50,641,241
Wireless Telecommunication Services - 0.0%
Axiata SPV2 Bhd 3.466% 11/19/20 (Reg. S)	660,000	663,967
T-Mobile U.S.A., Inc. 3.5% 4/15/25 (c)	1,005,000	1,076,224
Vodafone Group PLC 3.75% 1/16/24	650,000	706,833
		2,447,024

TOTAL COMMUNICATION SERVICES		107,374,238

CONSUMER DISCRETIONARY - 1.2%
Automobiles - 0.8%
American Honda Finance Corp.:
3 month U.S. LIBOR + 0.260% 1.0005% 6/16/20 (a)(b)	5,000,000	4,999,930
3 month U.S. LIBOR + 0.290% 1.186% 12/10/21 (a)(b)	5,000,000	4,929,432
BMW U.S. Capital LLC:
3 month U.S. LIBOR + 0.410% 1.7214% 4/12/21 (a)(b)(c)	11,110,000	11,017,748
3 month U.S. LIBOR + 0.500% 0.9335% 8/13/21 (a)(b)(c)	830,000	819,883
2% 4/11/21 (c)	1,500,000	1,506,293
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.900% 1.2924% 2/15/22 (a)(b)(c)	5,000,000	4,825,100
1.75% 3/10/23 (c)	1,800,000	1,772,900
2.3% 2/12/21 (c)	1,745,000	1,744,022
3.75% 11/5/21 (c)	325,000	332,171
General Motors Co.:
4.875% 10/2/23	730,000	755,228
5.4% 10/2/23	1,130,000	1,193,607
General Motors Financial Co., Inc.:
3 month U.S. LIBOR + 0.850% 2.1699% 4/9/21 (a)(b)	5,628,000	5,481,045
2.9% 2/26/25	1,880,000	1,825,926
3.2% 7/13/20	1,570,000	1,571,845
3.2% 7/6/21	510,000	510,161
4.2% 3/1/21	6,059,000	6,087,817
4.2% 11/6/21	370,000	375,356
Harley-Davidson Financial Services, Inc.:
3 month U.S. LIBOR + 0.940% 2.5204% 3/2/21 (a)(b)(c)	995,000	980,421
2.55% 6/9/22 (c)	375,000	372,067
4.05% 2/4/22 (c)	1,210,000	1,227,929
Nissan Motor Acceptance Corp.:
2.15% 9/28/20 (c)	1,535,000	1,516,118
3.65% 9/21/21 (c)	580,000	564,156
Volkswagen Group of America Finance LLC:
2.5% 9/24/21 (c)	1,805,000	1,814,409
2.7% 9/26/22 (c)	650,000	661,141
2.9% 5/13/22 (c)	2,663,000	2,709,757
3.125% 5/12/23 (c)	355,000	364,547
3.875% 11/13/20 (c)	980,000	992,060
		60,951,069
Hotels, Restaurants & Leisure - 0.0%
McDonald's Corp.:
1.45% 9/1/25	600,000	611,692
3.35% 4/1/23	645,000	693,813
Starbucks Corp.:
1.3% 5/7/22	1,615,000	1,636,264
2.7% 6/15/22	435,000	452,255
		3,394,024
Household Durables - 0.0%
D.R. Horton, Inc. 2.55% 12/1/20	495,000	497,182
Panasonic Corp. 2.536% 7/19/22 (c)	785,000	798,840
		1,296,022
Internet & Direct Marketing Retail - 0.1%
eBay, Inc. 2.15% 6/5/20	805,000	805,104
Expedia, Inc. 5.95% 8/15/20	335,000	336,860
JD.com, Inc. 3.125% 4/29/21	2,645,000	2,666,491
QVC, Inc.:
4.375% 3/15/23	660,000	643,500
5.125% 7/2/22	1,330,000	1,328,338
The Booking Holdings, Inc. 4.1% 4/13/25	830,000	903,087
		6,683,380
Leisure Products - 0.0%
Hasbro, Inc.:
2.6% 11/19/22	885,000	906,670
3% 11/19/24	1,190,000	1,213,071
		2,119,741
Specialty Retail - 0.2%
AutoZone, Inc. 3.625% 4/15/25	485,000	532,638
O'Reilly Automotive, Inc. 3.8% 9/1/22	385,000	396,440
Ross Stores, Inc. 4.6% 4/15/25	2,310,000	2,576,991
The Home Depot, Inc. 3 month U.S. LIBOR + 0.310% 1.8904% 3/1/22 (a)(b)	14,500,000	14,469,276
TJX Companies, Inc. 3.5% 4/15/25	770,000	860,280
		18,835,625
Textiles, Apparel & Luxury Goods - 0.1%
VF Corp. 2.05% 4/23/22	6,772,000	6,917,758

TOTAL CONSUMER DISCRETIONARY		100,197,619

CONSUMER STAPLES - 1.0%
Beverages - 0.2%
Constellation Brands, Inc. 3 month U.S. LIBOR + 0.700% 1.0924% 11/15/21 (a)(b)	5,000,000	4,967,809
Diageo Capital PLC 1.375% 9/29/25	680,000	687,169
Dr. Pepper Snapple Group, Inc. 3.551% 5/25/21	940,000	966,471
Molson Coors Beverage Co. 3.5% 5/1/22	3,209,000	3,322,781
Pernod Ricard SA 4.45% 1/15/22 (c)	1,155,000	1,220,237
		11,164,467
Food & Staples Retailing - 0.0%
Walgreen Co. 3.1% 9/15/22	435,000	454,408
Food Products - 0.2%
Archer Daniels Midland Co. 2.75% 3/27/25	285,000	307,194
Bunge Ltd. Finance Corp.:
3% 9/25/22	2,775,000	2,836,950
3.5% 11/24/20	4,365,000	4,415,036
4.35% 3/15/24	130,000	139,917
Cargill, Inc. 1.375% 7/23/23 (c)	630,000	640,711
General Mills, Inc. 3 month U.S. LIBOR + 0.540% 1.7161% 4/16/21 (a)(b)	7,164,000	7,172,136
Mondelez International, Inc. 2.125% 4/13/23	2,351,000	2,428,420
Tyson Foods, Inc. 2.25% 8/23/21	600,000	609,701
		18,550,065
Tobacco - 0.6%
Altria Group, Inc.:
3.49% 2/14/22	2,867,000	2,989,521
3.8% 2/14/24	1,300,000	1,413,094
4.75% 5/5/21	4,386,000	4,552,445
BAT Capital Corp.:
3 month U.S. LIBOR + 0.590% 1.014% 8/14/20 (a)(b)	6,600,000	6,598,495
2.764% 8/15/22	3,525,000	3,632,622
Imperial Tobacco Finance PLC:
2.95% 7/21/20 (c)	15,940,000	15,960,821
3.75% 7/21/22 (c)	1,800,000	1,843,964
Philip Morris International, Inc. 1.125% 5/1/23	9,481,000	9,592,876
Reynolds American, Inc. 3.25% 6/12/20	4,310,000	4,312,792
		50,896,630

TOTAL CONSUMER STAPLES		81,065,570

ENERGY - 1.3%
Energy Equipment & Services - 0.1%
Schlumberger Finance Canada Ltd. 2.2% 11/20/20 (c)	5,000,000	4,994,166
Schlumberger Holdings Corp. 3.75% 5/1/24 (c)	620,000	650,799
		5,644,965
Oil, Gas & Consumable Fuels - 1.2%
Aker Bp ASA 3% 1/15/25 (c)	995,000	960,927
BP Capital Markets PLC 3 month U.S. LIBOR + 0.250% 0.6095% 11/24/20 (a)(b)	10,000,000	9,996,673
Cenovus Energy, Inc. 3% 8/15/22	1,100,000	1,045,134
Chevron Corp.:
3 month U.S. LIBOR + 0.480% 1.9428% 3/3/22 (a)(b)	4,700,000	4,695,329
1.141% 5/11/23	5,109,000	5,204,240
Columbia Pipeline Group, Inc. 3.3% 6/1/20	1,135,000	1,135,000
Diamondback Energy, Inc.:
2.875% 12/1/24	2,720,000	2,644,132
4.75% 5/31/25	1,080,000	1,130,529
Energy Transfer Partners LP:
2.9% 5/15/25	255,000	252,311
4.2% 9/15/23	280,000	291,092
4.25% 3/15/23	615,000	637,752
5.875% 1/15/24	2,375,000	2,592,973
Eni SpA 4% 9/12/23 (c)	390,000	412,798
Enterprise Products Operating LP:
2.8% 2/15/21	1,020,000	1,033,470
2.85% 4/15/21	3,000,000	3,045,726
3.5% 2/1/22	1,050,000	1,096,127
5.2% 9/1/20	4,000,000	4,046,004
EOG Resources, Inc. 2.625% 3/15/23	291,000	303,042
EQT Corp.:
3% 10/1/22	2,275,000	2,198,219
4.875% 11/15/21	284,000	278,320
Exxon Mobil Corp.:
3 month U.S. LIBOR + 0.330% 0.7156% 8/16/22 (a)(b)	7,000,000	6,976,520
1.571% 4/15/23	1,835,000	1,884,264
2.992% 3/19/25	1,895,000	2,074,497
Kinder Morgan Energy Partners LP:
3.5% 3/1/21	435,000	440,040
3.95% 9/1/22	135,000	141,996
Kinder Morgan, Inc. 5% 2/15/21 (c)	675,000	686,816
Marathon Oil Corp. 2.8% 11/1/22	1,925,000	1,865,694
MPLX LP:
3 month U.S. LIBOR + 0.900% 1.8989% 9/9/21 (a)(b)	275,000	266,137
3 month U.S. LIBOR + 1.100% 2.0989% 9/9/22 (a)(b)	1,683,000	1,589,098
Occidental Petroleum Corp.:
3 month U.S. LIBOR + 0.950% 1.3976% 2/8/21 (a)(b)	6,819,000	6,561,908
3 month U.S. LIBOR + 1.250% 1.6835% 8/13/21 (a)(b)	5,104,000	4,868,456
3 month U.S. LIBOR + 1.450% 1.8424% 8/15/22 (a)(b)	2,050,000	1,793,750
2.6% 8/13/21	990,000	953,370
Phillips 66 Co. 3 month U.S. LIBOR + 0.600% 0.9595% 2/26/21 (a)(b)	5,033,000	5,015,510
Plains All American Pipeline LP/PAA Finance Corp. 5% 2/1/21	455,000	457,454
Reliance Holding U.S.A., Inc. 5.4% 2/14/22 (Reg. S)	1,700,000	1,782,344
Sabine Pass Liquefaction LLC:
5.625% 2/1/21 (a)	3,725,000	3,799,093
5.625% 4/15/23 (a)	845,000	913,962
6.25% 3/15/22	2,495,000	2,654,088
Saudi Arabian Oil Co. 2.75% 4/16/22 (c)	1,815,000	1,854,703
Suncor Energy, Inc. 2.8% 5/15/23	505,000	517,375
Sunoco Logistics Partner Operations LP:
3.45% 1/15/23	110,000	111,785
4.4% 4/1/21	765,000	775,414
The Williams Companies, Inc. 3.7% 1/15/23	2,205,000	2,298,851
Valero Energy Corp. 2.7% 4/15/23	895,000	926,010
Western Gas Partners LP 4% 7/1/22	1,800,000	1,769,616
Williams Partners LP:
3.35% 8/15/22	200,000	206,543
4.3% 3/4/24	305,000	327,962
		96,513,054

TOTAL ENERGY		102,158,019

FINANCIALS - 13.9%
Banks - 8.9%
Abbey National PLC:
2.1% 1/13/23	1,255,000	1,289,663
2.125% 11/3/20	570,000	573,831
ABN AMRO Bank NV:
3 month U.S. LIBOR + 0.410% 1.5453% 1/19/21 (a)(b)(c)	10,000,000	10,013,800
3 month U.S. LIBOR + 0.570% 0.9393% 8/27/21 (a)(b)(c)	12,413,000	12,418,636
Australia & New Zealand Banking Group Ltd. 3 month U.S. LIBOR + 0.500% 0.8805% 8/19/20 (a)(b)(c)	7,000,000	7,006,396
Banco del Estado de Chile 2.704% 1/9/25 (c)	665,000	668,533
Banco Santander Chile 2.5% 12/15/20 (c)	1,745,000	1,751,544
Banco Santander Mexico SA 4.125% 11/9/22 (Reg. S)	1,750,000	1,799,984
Banco Santander SA 3 month U.S. LIBOR + 1.120% 2.4314% 4/12/23 (a)(b)	800,000	780,452
Bank of America Corp.:
3 month U.S. LIBOR + 0.380% 1.423% 1/23/22 (a)(b)	15,000,000	14,930,599
3 month U.S. LIBOR + 0.650% 1.8656% 6/25/22 (a)(b)	20,000,000	19,908,955
3 month U.S. LIBOR + 0.650% 2.0834% 10/1/21 (a)(b)	10,000,000	10,013,867
2.328% 10/1/21 (a)	3,000,000	3,008,891
2.503% 10/21/22	1,475,000	1,509,191
2.738% 1/23/22 (a)	830,000	838,814
3.124% 1/20/23 (a)	5,000,000	5,166,683
3.3% 1/11/23	1,445,000	1,529,324
Bank of Montreal:
3 month U.S. LIBOR + 0.400% 1.296% 9/10/21 (a)(b)	5,000,000	5,001,881
3 month U.S. LIBOR + 0.440% 1.1805% 6/15/20 (a)(b)	11,600,000	11,601,125
3 month U.S. LIBOR + 0.460% 1.7714% 4/13/21 (a)(b)	960,000	962,315
3 month U.S. LIBOR + 0.570% 1.8024% 3/26/22 (a)(b)	5,000,000	5,006,060
Bank of Nova Scotia 3 month U.S. LIBOR + 0.290% 1.6424% 1/8/21 (a)(b)	10,000,000	10,004,187
Banque Federative du Credit Mutuel SA:
3 month U.S. LIBOR + 0.490% 1.6253% 7/20/20 (a)(b)(c)	15,000,000	15,026,805
1.96% 7/21/21 (c)	5,000,000	5,064,076
2.125% 11/21/22 (c)	1,415,000	1,437,541
2.2% 7/20/20 (c)	940,000	942,438
2.5% 4/13/21 (c)	5,000,000	5,085,932
Barclays Bank PLC:
3 month U.S. LIBOR + 0.460% 1.7714% 1/11/21 (a)(b)	11,000,000	11,000,932
3 month U.S. LIBOR + 0.650% 1.124% 8/7/20 (a)(b)	15,000,000	15,009,927
1.7% 5/12/22	1,790,000	1,814,446
2.65% 1/11/21	10,905,000	11,005,016
Barclays PLC:
3 month U.S. LIBOR + 1.620% 2.9364% 1/10/23 (a)(b)	645,000	638,760
3 month U.S. LIBOR + 2.110% 2.5576% 8/10/21 (a)(b)	14,003,000	14,141,042
BB&T Corp. 2.15% 2/1/21	1,160,000	1,171,348
BBVA U.S.A. 3 month U.S. LIBOR + 0.730% 1.4981% 6/11/21 (a)(b)	11,700,000	11,596,543
BNP Paribas SA 3 month U.S. LIBOR + 0.390% 0.864% 8/7/21 (a)(b)(c)	5,000,000	5,005,274
BPCE SA:
3 month U.S. LIBOR + 0.300% 1.6114% 1/14/22 (a)(b)(c)	5,000,000	4,956,091
3 month U.S. LIBOR + 1.220% 1.578% 5/22/22 (a)(b)(c)	1,605,000	1,601,630
3.145% 7/31/20 (c)	9,500,000	9,538,257
Capital One Bank NA 2.014% 1/27/23 (a)	7,000,000	7,013,347
Capital One NA:
2.15% 9/6/22	2,575,000	2,607,457
2.25% 9/13/21	250,000	253,015
Citibank NA:
3 month U.S. LIBOR + 0.300% 1.4353% 10/20/20 (a)(b)	4,500,000	4,503,431
3 month U.S. LIBOR + 0.600% 0.9766% 5/20/22 (a)(b)	8,000,000	7,961,088
Citigroup, Inc.:
3 month U.S. LIBOR + 1.190% 1.7461% 8/2/21 (a)(b)	9,500,000	9,548,842
3 month U.S. LIBOR + 1.380% 2.7546% 3/30/21 (a)(b)	10,000,000	10,053,949
2.312% 11/4/22 (a)	16,290,000	16,510,080
2.35% 8/2/21	5,000,000	5,088,581
2.9% 12/8/21	1,495,000	1,535,821
Credit Agricole SA:
3 month U.S. LIBOR + 0.970% 1.866% 6/10/20 (a)(b)(c)	13,280,000	13,283,373
3 month U.S. LIBOR + 1.020% 2.0403% 4/24/23 (a)(b)(c)	675,000	662,714
Credit Suisse Group Funding Guernsey Ltd.:
3 month U.S. LIBOR + 2.290% 3.4253% 4/16/21 (a)(b)	4,250,000	4,308,125
3.125% 12/10/20	5,000,000	5,055,122
3.45% 4/16/21	5,000,000	5,115,949
Danske Bank A/S:
3.001% 9/20/22 (a)(c)	1,475,000	1,489,962
5% 1/12/22 (c)	1,050,000	1,100,113
Fifth Third Bancorp 1.625% 5/5/23	10,625,000	10,818,644
First Niagara Financial Group, Inc. 7.25% 12/15/21	515,000	552,394
HSBC Holdings PLC:
3 month U.S. LIBOR + 0.650% 1.4341% 9/11/21 (a)(b)	15,675,000	15,678,114
U.S. SOFR SEC OVRN FIN RATE INDX + 0.000% 2.099% 6/4/26 (a)(b)	1,840,000	1,836,892
ING Groep NV 3 month U.S. LIBOR + 1.150% 2.5246% 3/29/22 (a)(b)	735,000	734,817
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 0.680% 2.2604% 6/1/21 (a)(b)	10,024,000	10,028,908
3 month U.S. LIBOR + 1.100% 2.0989% 6/7/21 (a)(b)	11,083,000	11,146,734
2.083% 4/22/26 (a)	1,870,000	1,913,662
2.4% 6/7/21	5,993,000	6,099,595
2.55% 10/29/20	10,000,000	10,069,943
2.55% 3/1/21	18,053,000	18,304,479
KeyBank NA 3 month U.S. LIBOR + 0.660% 1.3466% 2/1/22 (a)(b)	8,128,000	8,087,144
Lloyds Bank PLC:
3 month U.S. LIBOR + 0.490% 0.964% 5/7/21 (a)(b)	9,000,000	9,015,248
3.3% 5/7/21	2,649,000	2,713,211
Manufacturers & Traders Trust Co. 3 month U.S. LIBOR + 0.270% 1.2614% 1/25/21 (a)(b)	10,000,000	10,007,067
Mitsubishi UFJ Financial Group, Inc.:
3 month U.S. LIBOR + 0.650% 1.6414% 7/26/21 (a)(b)	6,926,000	6,913,703
3 month U.S. LIBOR + 0.700% 1.6989% 3/7/22 (a)(b)	10,000,000	9,928,603
3 month U.S. LIBOR + 0.860% 1.8514% 7/26/23 (a)(b)	665,000	656,187
3 month U.S. LIBOR + 0.920% 1.278% 2/22/22 (a)(b)	840,000	833,877
2.998% 2/22/22	5,000,000	5,161,171
3.218% 3/7/22	1,090,000	1,128,930
Mizuho Financial Group, Inc.:
3 month U.S. LIBOR + 0.940% 1.3113% 2/28/22 (a)(b)	5,000,000	4,982,271
3 month U.S. LIBOR + 1.140% 1.9125% 9/13/21 (a)(b)	17,000,000	17,033,369
Nordea Bank AB 4.875% 5/13/21 (c)	710,000	733,172
PNC Bank NA:
1.743% 2/24/23 (a)	4,078,000	4,129,935
2.028% 12/9/22 (a)	7,000,000	7,116,277
Rabobank Nederland 3.95% 11/9/22	1,370,000	1,441,206
Rabobank Nederland New York Branch:
3 month U.S. LIBOR + 0.430% 1.4214% 4/26/21 (a)(b)	12,500,000	12,517,853
3 month U.S. LIBOR + 0.830% 2.1414% 1/10/22 (a)(b)	5,000,000	5,035,224
Regions Bank 3 month U.S. LIBOR + 0.500% 0.9335% 8/13/21 (a)(b)	8,350,000	8,290,498
Royal Bank of Canada:
3 month U.S. LIBOR + 0.300% 1.3976% 7/22/20 (a)(b)	5,000,000	5,006,455
3 month U.S. LIBOR + 0.390% 1.1501% 4/30/21 (a)(b)	10,000,000	10,030,008
3 month U.S. LIBOR + 0.400% 1.3914% 1/25/21 (a)(b)	5,000,000	5,009,021
Royal Bank of Scotland Group PLC 3.875% 9/12/23	1,085,000	1,148,901
Royal Bank of Scotland PLC 2.375% 5/21/23 (c)	1,525,000	1,538,080
Santander Holdings U.S.A., Inc. 4.45% 12/3/21	7,000,000	7,304,749
Santander UK Group Holdings PLC 2.875% 10/16/20	820,000	826,274
Standard Chartered PLC:
3 month U.S. LIBOR + 1.150% 2.2853% 1/20/23 (a)(b)(c)	910,000	896,932
2.744% 9/10/22 (a)(c)	860,000	864,774
Sumitomo Mitsui Banking Corp. 3 month U.S. LIBOR + 0.370% 1.5461% 10/16/20 (a)(b)	5,000,000	5,007,100
Sumitomo Mitsui Financial Group, Inc.:
3 month U.S. LIBOR + 1.140% 2.2753% 10/19/21 (a)(b)	6,500,000	6,532,675
3 month U.S. LIBOR + 1.680% 2.6789% 3/9/21 (a)(b)	3,000,000	3,021,297
SunTrust Banks, Inc. 3 month U.S. LIBOR + 0.500% 1.4914% 10/26/21 (a)(b)	5,000,000	4,988,845
Svenska Handelsbanken AB 3 month U.S. LIBOR + 0.470% 0.8295% 5/24/21 (a)(b)	8,500,000	8,524,965
Swedbank AB 2.65% 3/10/21 (c)	2,210,000	2,241,669
Synchrony Bank 3% 6/15/22	10,395,000	10,432,457
Synovus Bank 2.289% 2/10/23 (a)	1,237,000	1,222,048
The Toronto-Dominion Bank:
3 month U.S. LIBOR + 0.240% 1.2314% 1/25/21 (a)(b)	11,565,000	11,569,831
3 month U.S. LIBOR + 0.260% 1.1031% 9/17/20 (a)(b)	5,000,000	5,005,041
3 month U.S. LIBOR + 0.270% 1.1131% 3/17/21 (a)(b)	10,000,000	10,011,645
U.S. SOFR SEC OVRN FIN RATE INDX + 0.480% 0.5321% 1/27/23 (a)(b)	5,000,000	4,889,312
U.S. Bancorp 3% 3/15/22	1,530,000	1,596,351
U.S. Bank NA, Cincinnati:
3 month U.S. LIBOR + 0.140% 1.183% 10/23/20 (a)(b)	3,535,000	3,531,268
3 month U.S. LIBOR + 0.250% 1.2703% 7/24/20 (a)(b)	5,000,000	5,002,368
Wells Fargo & Co.:
3 month U.S. LIBOR + 0.880% 1.9776% 7/22/20 (a)(b)	14,900,000	14,931,660
1.654% 6/2/24 (a)	5,935,000	5,951,953
2.188% 4/30/26 (a)	840,000	851,121
2.5% 3/4/21	7,010,000	7,113,127
2.6% 7/22/20	5,000,000	5,014,400
3.5% 3/8/22	735,000	769,918
4.6% 4/1/21	10,000,000	10,329,131
Wells Fargo Bank NA:
3 month U.S. LIBOR + 0.500% 1.543% 7/23/21 (a)(b)	5,000,000	4,998,665
2.082% 9/9/22 (a)	1,105,000	1,118,161
3.325% 7/23/21 (a)	1,935,000	1,941,670
Zions Bancorp NA 3.5% 8/27/21	5,000,000	5,078,922
		714,121,680
Capital Markets - 1.9%
Bank of New York, New York 3 month U.S. LIBOR + 0.280% 1.5338% 6/4/21 (a)(b)	5,000,000	5,000,000
Charles Schwab Corp. 3 month U.S. LIBOR + 0.320% 0.6941% 5/21/21 (a)(b)	990,000	990,317
Credit Suisse AG:
U.S. SOFR SEC OVRN FIN RATE INDX + 0.450% 0.5051% 2/4/22 (a)(b)	5,310,000	5,245,003
2.1% 11/12/21	4,591,000	4,683,596
2.8% 4/8/22	3,625,000	3,756,050
Deutsche Bank AG New York Branch:
3 month U.S. LIBOR + 0.810% 1.9126% 1/22/21 (a)(b)	10,000,000	9,826,298
3 month U.S. LIBOR + 1.290% 1.8461% 2/4/21 (a)(b)	860,000	846,827
2.7% 7/13/20	5,000,000	5,000,000
2.95% 8/20/20	3,940,000	3,943,635
3.15% 1/22/21	11,435,000	11,444,803
3.375% 5/12/21	125,000	125,239
Goldman Sachs Group, Inc.:
3 month U.S. LIBOR + 1.200% 1.9405% 9/15/20 (a)(b)	4,670,000	4,678,640
3 month U.S. LIBOR + 1.360% 2.3514% 4/23/21 (a)(b)	10,000,000	10,060,682
2.6% 12/27/20	1,752,000	1,754,262
2.625% 4/25/21	5,000,000	5,081,598
2.876% 10/31/22 (a)	520,000	531,296
2.905% 7/24/23 (a)	10,000,000	10,275,261
3% 4/26/22	1,505,000	1,531,206
5.75% 1/24/22	1,800,000	1,937,977
Morgan Stanley:
3 month U.S. LIBOR + 0.930% 2.0276% 7/22/22 (a)(b)	4,040,000	4,031,435
U.S. SOFR SEC OVRN FIN RATE INDX + 0.700% 0.7506% 1/20/23 (a)(b)	5,000,000	4,896,452
U.S. SOFR SEC OVRN FIN RATE INDX + 0.830% 0.944% 6/10/22 (a)(b)	5,000,000	4,938,535
2.5% 4/21/21	5,000,000	5,082,067
2.625% 11/17/21	17,214,000	17,683,610
2.75% 5/19/22	1,095,000	1,136,922
5.5% 7/24/20	670,000	674,777
5.75% 1/25/21	10,000,000	10,330,560
State Street Corp. 2.825% 3/30/23 (a)(c)	603,000	623,535
TD Ameritrade Holding Corp. 3 month U.S. LIBOR + 0.430% 1.1166% 11/1/21 (a)(b)	7,500,000	7,454,586
UBS AG London Branch 1.75% 4/21/22 (c)	7,525,000	7,648,109
UBS Group AG 3% 4/15/21 (c)	1,495,000	1,524,855
UBS Group Funding AG 3 month U.S. LIBOR + 1.220% 1.578% 5/23/23 (a)(b)(c)	880,000	882,724
		153,620,857
Consumer Finance - 1.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.95% 2/1/22	1,070,000	1,008,303
4.45% 12/16/21	1,395,000	1,324,046
4.625% 10/30/20	635,000	632,461
American Express Co.:
3 month U.S. LIBOR + 0.600% 1.1409% 11/5/21 (a)(b)	6,750,000	6,744,058
2.2% 10/30/20	3,000,000	3,017,461
2.65% 12/2/22	9,500,000	9,927,223
2.75% 5/20/22	5,000,000	5,190,925
3% 2/22/21	5,000,000	5,078,589
3.375% 5/17/21	1,500,000	1,536,837
Aviation Capital Group LLC:
3 month U.S. LIBOR + 0.670% 1.4301% 7/30/21 (a)(b)(c)	1,427,000	1,322,723
3 month U.S. LIBOR + 0.950% 2.5304% 6/1/21 (a)(b)(c)	4,307,000	3,963,332
Capital One Financial Corp.:
2.4% 10/30/20	615,000	618,219
3.2% 1/30/23	765,000	792,927
3.5% 6/15/23	555,000	585,155
3.9% 1/29/24	505,000	536,235
Ford Motor Credit Co. LLC:
3 month U.S. LIBOR + 0.930% 2.1341% 9/24/20 (a)(b)	1,855,000	1,836,450
3.157% 8/4/20	8,910,000	8,902,872
3.47% 4/5/21	415,000	404,625
3.813% 10/12/21	495,000	481,388
5.875% 8/2/21	290,000	290,725
GE Capital International Funding Co. 2.342% 11/15/20	19,564,000	19,693,405
Hyundai Capital America:
2.375% 2/10/23 (c)	1,925,000	1,900,366
2.45% 6/15/21 (c)	755,000	754,636
2.85% 11/1/22 (c)	511,000	510,808
3% 6/20/22 (c)	1,060,000	1,066,100
3.95% 2/1/22 (c)	1,315,000	1,336,553
John Deere Capital Corp.:
3 month U.S. LIBOR + 0.160% 1.5124% 1/8/21 (a)(b)	8,720,000	8,715,747
3 month U.S. LIBOR + 0.170% 1.4899% 10/9/20 (a)(b)	5,000,000	5,002,183
3 month U.S. LIBOR + 0.240% 1.0241% 3/12/21 (a)(b)	5,000,000	4,998,521
3 month U.S. LIBOR + 0.260% 1.156% 9/10/21 (a)(b)	5,000,000	4,986,962
3 month U.S. LIBOR + 0.420% 1.7314% 7/10/20 (a)(b)	5,000,000	5,006,700
Paccar Financial Corp. 3.1% 5/10/21	1,260,000	1,290,920
Synchrony Financial 2.85% 7/25/22	3,473,000	3,408,738
Toyota Motor Credit Corp.:
3 month U.S. LIBOR + 0.120% 0.5585% 8/13/21 (a)(b)	6,904,000	6,866,052
3 month U.S. LIBOR + 0.170% 1.0594% 9/18/20 (a)(b)	10,000,000	9,998,855
1.15% 5/26/22	5,000,000	5,023,860
		134,754,960
Diversified Financial Services - 0.2%
AIG Global Funding:
3 month U.S. LIBOR + 0.460% 1.6756% 6/25/21 (a)(b)(c)	4,293,000	4,282,480
2.3% 7/1/22 (c)	1,528,000	1,574,586
3.35% 6/25/21 (c)	770,000	791,881
BP Capital Markets America, Inc.:
2.937% 4/6/23	700,000	739,362
4.742% 3/11/21	5,000,000	5,152,143
Brixmor Operating Partnership LP 3.875% 8/15/22	170,000	173,194
CNH Industrial Capital LLC:
3.875% 10/15/21	1,325,000	1,344,917
4.375% 11/6/20	1,725,000	1,730,366
General Electric Capital Corp.:
3.15% 9/7/22	555,000	568,394
3.45% 5/15/24	530,000	543,362
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (c)	435,000	368,494
5.25% 8/15/22 (c)	880,000	776,505
		18,045,684
Insurance - 1.2%
ACE INA Holdings, Inc. 2.3% 11/3/20	970,000	975,889
AIA Group Ltd. 3 month U.S. LIBOR + 0.520% 1.6358% 9/20/21 (a)(b)(c)	6,046,000	5,964,263
American International Group, Inc.:
2.5% 6/30/25	1,460,000	1,510,202
4.875% 6/1/22	675,000	726,173
6.4% 12/15/20	2,010,000	2,069,423
Aon Corp.:
2.2% 11/15/22	1,592,000	1,638,141
5% 9/30/20	4,135,000	4,194,025
Aon PLC 2.8% 3/15/21	1,320,000	1,335,874
Lincoln National Corp. 4% 9/1/23	270,000	292,202
Marsh & McLennan Companies, Inc.:
3 month U.S. LIBOR + 1.200% 2.5746% 12/29/21 (a)(b)	4,546,000	4,530,113
3.5% 12/29/20	5,296,000	5,384,289
3.875% 3/15/24	725,000	795,513
MassMutual Global Funding II:
2.25% 7/1/22 (c)	1,150,000	1,183,899
2.5% 4/13/22 (c)	3,780,000	3,892,486
Metropolitan Life Global Funding I:
3 month U.S. LIBOR + 0.400% 1.1841% 6/12/20 (a)(b)(c)	10,000,000	10,002,295
U.S. SOFR SEC OVRN FIN RATE INDX + 0.570% 0.6159% 1/13/23 (a)(b)(c)	6,940,000	6,782,208
U.S. SOFR SEC OVRN FIN RATE INDX + 0.570% 0.63% 9/7/20 (a)(b)(c)	5,000,000	4,997,500
2.5% 12/3/20 (Reg. S) (c)	3,000,000	3,031,661
Metropolitan Tower Global Funding U.S. SOFR SEC OVRN FIN RATE INDX + 0.550% 0.5989% 1/17/23 (a)(b)(c)	5,000,000	4,863,460
New York Life Global Funding:
3 month U.S. LIBOR + 0.280% 2.0141% 1/10/23 (a)(b)(c)	6,945,000	6,808,382
3 month U.S. LIBOR + 0.320% 0.8209% 8/6/21 (a)(b)(c)	6,177,000	6,182,835
1.1% 5/5/23 (c)	725,000	733,530
2.95% 1/28/21 (c)	3,775,000	3,837,743
Pricoa Global Funding I 2.55% 11/24/20 (c)	2,614,000	2,638,436
Protective Life Global Funding:
3 month U.S. LIBOR + 0.370% 1.6814% 7/13/20 (a)(b)(c)	7,000,000	7,005,855
3 month U.S. LIBOR + 0.520% 1.8946% 6/28/21 (a)(b)(c)	2,000,000	2,000,524
Reinsurance Group of America, Inc. 5% 6/1/21	125,000	129,473
Trinity Acquisition PLC 3.5% 9/15/21	650,000	662,023
		94,168,417
Thrifts & Mortgage Finance - 0.0%
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. 3.72% 7/15/43 (c)	370,000	385,302

TOTAL FINANCIALS		1,115,096,900

HEALTH CARE - 2.0%
Biotechnology - 0.3%
AbbVie, Inc.:
3 month U.S. LIBOR + 0.650% 1.0241% 11/21/22 (a)(b)(c)	7,100,000	7,043,342
2.15% 11/19/21 (c)	11,244,000	11,454,074
2.3% 5/14/21	850,000	862,335
2.6% 11/21/24 (c)	2,745,000	2,883,181
2.9% 11/6/22	1,740,000	1,822,323
3.2% 11/6/22	170,000	178,756
3.25% 10/1/22 (c)	185,000	193,493
3.45% 3/15/22 (c)	615,000	639,878
Baxalta, Inc. 3.6% 6/23/22	265,000	278,671
		25,356,053
Health Care Equipment & Supplies - 0.2%
Baxter International, Inc. 3.75% 10/1/25 (c)	910,000	1,027,017
Becton, Dickinson & Co.:
3 month U.S. LIBOR + 0.870% 2.2496% 12/29/20 (a)(b)	8,326,000	8,323,502
2.404% 6/5/20	1,195,000	1,194,883
2.894% 6/6/22	2,230,000	2,316,591
3.125% 11/8/21	350,000	361,050
3.363% 6/6/24	1,215,000	1,310,244
3.734% 12/15/24	285,000	313,152
Zimmer Biomet Holdings, Inc. 3 month U.S. LIBOR + 0.750% 1.8019% 3/19/21 (a)(b)	3,220,000	3,193,342
		18,039,781
Health Care Providers & Services - 0.8%
AmerisourceBergen Corp. 3.5% 11/15/21	610,000	632,637
Anthem, Inc.:
2.375% 1/15/25	410,000	430,915
2.5% 11/21/20	1,095,000	1,105,051
Cardinal Health, Inc.:
2.616% 6/15/22	115,000	118,036
3.079% 6/15/24	695,000	733,491
3.2% 3/15/23	875,000	917,911
3.5% 11/15/24	1,180,000	1,264,789
Cigna Corp.:
3 month U.S. LIBOR + 0.650% 1.4931% 9/17/21 (a)(b)	5,165,000	5,137,434
3% 7/15/23 (c)	715,000	754,600
3.4% 9/17/21	370,000	382,852
3.75% 7/15/23	738,000	802,965
3.9% 2/15/22 (c)	585,000	614,268
4.125% 9/15/20 (c)	710,000	715,706
CVS Health Corp.:
3 month U.S. LIBOR + 0.720% 1.7189% 3/9/21 (a)(b)	8,025,000	8,037,468
2.625% 8/15/24	335,000	353,767
2.8% 7/20/20	11,000,000	11,011,330
3.35% 3/9/21	6,556,000	6,689,032
3.7% 3/9/23	2,710,000	2,903,079
Express Scripts Holding Co. 3 month U.S. LIBOR + 0.750% 1.1125% 11/30/20 (a)(b)	14,665,000	14,610,079
Humana, Inc.:
2.9% 12/15/22	160,000	167,639
3.15% 12/1/22	315,000	330,089
3.85% 10/1/24	490,000	535,511
4.5% 4/1/25	1,205,000	1,364,334
McKesson Corp. 3.65% 11/30/20	1,380,000	1,398,443
		61,011,426
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc. 4.133% 3/25/25	385,000	437,646
Pharmaceuticals - 0.7%
AstraZeneca PLC 2.375% 11/16/20	5,000,000	5,042,159
Bayer U.S. Finance II LLC:
3 month U.S. LIBOR + 0.630% 1.8456% 6/25/21 (a)(b)(c)	17,180,000	17,087,695
3.5% 6/25/21 (c)	855,000	873,711
Bristol-Myers Squibb Co.:
2.55% 5/14/21 (c)	9,104,000	9,294,394
2.6% 5/16/22 (c)	635,000	661,375
2.75% 2/15/23 (c)	605,000	635,510
2.875% 8/15/20 (c)	1,203,000	1,209,159
2.875% 2/19/21 (c)	1,110,000	1,130,183
2.9% 7/26/24 (c)	840,000	906,824
3.25% 2/20/23 (c)	185,000	197,496
3.55% 8/15/22 (c)	600,000	636,811
3.625% 5/15/24 (c)	160,000	175,911
EMD Finance LLC 2.95% 3/19/22 (c)	430,000	443,362
Perrigo Finance PLC:
3.5% 3/15/21	605,000	605,729
3.5% 12/15/21	631,000	629,185
3.9% 12/15/24	1,780,000	1,853,898
Shire Acquisitions Investments Ireland DAC:
2.4% 9/23/21	1,000,000	1,020,021
2.875% 9/23/23	115,000	121,275
Takeda Pharmaceutical Co. Ltd. 4% 11/26/21	1,550,000	1,621,831
Zoetis, Inc. 3 month U.S. LIBOR + 0.440% 0.8166% 8/20/21 (a)(b)	10,000,000	9,987,793
		54,134,322

TOTAL HEALTH CARE		158,979,228

INDUSTRIALS - 1.1%
Aerospace & Defense - 0.1%
General Dynamics Corp. 3% 5/11/21	10,000,000	10,242,547
Northrop Grumman Corp. 2.55% 10/15/22	785,000	821,780
		11,064,327
Air Freight & Logistics - 0.0%
FedEx Corp. 3.8% 5/15/25	570,000	626,265
Airlines - 0.0%
American Airlines 2017-2 Class B Pass Through Trust equipment trust certificate 3.7% 4/15/27	622,274	385,006
Delta Air Lines, Inc. 2.6% 12/4/20	290,000	282,847
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/29	410,000	254,172
		922,025
Building Products - 0.0%
Carrier Global Corp. 2.242% 2/15/25 (c)	1,860,000	1,862,855
Commercial Services & Supplies - 0.0%
Republic Services, Inc. 2.5% 8/15/24	880,000	931,308
Electrical Equipment - 0.0%
Shanghai Electric Group Global Investment Ltd. 2.65% 11/21/24	2,220,000	2,271,564
Industrial Conglomerates - 0.2%
Honeywell International, Inc.:
3 month U.S. LIBOR + 0.370% 0.8176% 8/8/22 (a)(b)	9,078,000	9,064,643
1.35% 6/1/25	970,000	989,836
2.3% 8/15/24	740,000	786,475
Roper Technologies, Inc.:
2.35% 9/15/24	365,000	379,023
3% 12/15/20	475,000	478,890
3.125% 11/15/22	1,505,000	1,577,217
3.65% 9/15/23	270,000	291,477
		13,567,561
Machinery - 0.5%
Caterpillar Financial Services Corp.:
3 month U.S. LIBOR + 0.200% 0.6346% 11/12/21 (a)(b)	5,000,000	4,970,717
3 month U.S. LIBOR + 0.230% 0.9705% 3/15/21 (a)(b)	5,000,000	5,001,580
3 month U.S. LIBOR + 0.250% 0.6095% 8/26/20 (a)(b)	5,000,000	4,998,005
3 month U.S. LIBOR + 0.280% 1.2789% 9/7/21 (a)(b)	6,790,000	6,777,459
3 month U.S. LIBOR + 0.300% 1.2989% 3/8/21 (a)(b)	5,000,000	4,990,906
2.95% 2/26/22	1,040,000	1,080,868
Otis Worldwide Corp.:
3 month U.S. LIBOR + 0.450% 2.0876% 4/5/23 (a)(b)(c)	3,299,000	3,254,941
2.056% 4/5/25 (c)	1,080,000	1,114,343
Westinghouse Air Brake Co. 3 month U.S. LIBOR + 1.300% 2.0405% 9/15/21 (a)(b)	5,428,000	5,160,699
		37,349,518
Professional Services - 0.1%
Equifax, Inc.:
3 month U.S. LIBOR + 0.870% 1.2624% 8/15/21 (a)(b)	610,000	602,513
2.3% 6/1/21	975,000	984,174
3.6% 8/15/21	570,000	585,362
3.95% 6/15/23	1,090,000	1,159,353
		3,331,402
Road & Rail - 0.1%
Avolon Holdings Funding Ltd.:
2.875% 2/15/25 (c)	980,000	750,279
3.625% 5/1/22 (c)	1,560,000	1,388,086
3.95% 7/1/24 (c)	265,000	218,670
Eastern Creation II Investment Holdings Ltd. 2.75% 9/26/20	1,380,000	1,383,105
Penske Truck Leasing Co. LP:
3.2% 7/15/20 (c)	1,710,000	1,710,426
3.3% 4/1/21 (c)	1,160,000	1,175,390
3.65% 7/29/21 (c)	385,000	391,407
SMBC Aviation Capital Finance:
3.55% 4/15/24 (c)	325,000	325,354
4.125% 7/15/23 (c)	200,000	202,381
Union Pacific Corp. 3.2% 6/8/21	1,205,000	1,236,335
		8,781,433
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.25% 1/15/23	810,000	755,487
2.5% 3/1/21	275,000	265,426
3.5% 1/15/22	5,560,000	5,321,482
GATX Corp. 3.9% 3/30/23	545,000	569,455
		6,911,850
Transportation Infrastructure - 0.0%
HPHT Finance 17 Ltd. 2.75% 9/11/22 (Reg. S)	1,235,000	1,245,484

TOTAL INDUSTRIALS		88,865,592

INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment & Components - 0.1%
Amphenol Corp. 2.05% 3/1/25	910,000	928,157
Avnet, Inc. 3.75% 12/1/21	905,000	929,803
Jabil, Inc. 5.625% 12/15/20	485,000	495,965
Tyco Electronics Group SA 3 month U.S. LIBOR + 0.450% 1.7643% 6/5/20 (a)(b)	5,261,000	5,260,692
		7,614,617
IT Services - 0.1%
Fiserv, Inc. 2.75% 7/1/24	1,820,000	1,930,383
Global Payments, Inc. 2.65% 2/15/25	800,000	840,306
IBM Corp.:
2.5% 1/27/22	460,000	476,161
2.85% 5/13/22	725,000	757,707
2.875% 11/9/22	125,000	132,273
PayPal Holdings, Inc. 1.35% 6/1/23	3,824,000	3,884,613
The Western Union Co.:
2.85% 1/10/25	905,000	933,914
3.6% 3/15/22	735,000	765,192
		9,720,549
Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc. 2.95% 4/1/25	295,000	314,288
Broadcom Corp./Broadcom Cayman LP 2.2% 1/15/21	225,000	226,145
Microchip Technology, Inc.:
2.67% 9/1/23 (c)	1,110,000	1,115,308
3.922% 6/1/21	2,185,000	2,221,100
Micron Technology, Inc.:
2.497% 4/24/23	2,585,000	2,646,596
4.64% 2/6/24	340,000	373,621
NXP BV/NXP Funding LLC:
2.7% 5/1/25 (c)	205,000	211,418
3.875% 9/1/22 (c)	690,000	723,229
4.125% 6/1/21 (c)	795,000	818,035
4.625% 6/1/23 (c)	1,175,000	1,266,663
Texas Instruments, Inc.:
1.375% 3/12/25	545,000	560,313
1.85% 5/15/22	1,035,000	1,062,002
		11,538,718
Software - 0.0%
Oracle Corp. 2.5% 4/1/25	1,300,000	1,381,766
Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.:
0.75% 5/11/23	6,265,000	6,331,558
2.4% 5/3/23	1,025,000	1,083,395
		7,414,953

TOTAL INFORMATION TECHNOLOGY		37,670,603

MATERIALS - 0.2%
Chemicals - 0.2%
CNAC HK Finbridge Co. Ltd.:
3% 7/19/20 (Reg. S)	825,000	826,031
4.125% 3/14/21 (Reg. S)	765,000	775,649
DuPont de Nemours, Inc. 3.766% 11/15/20	1,105,000	1,120,704
International Flavors & Fragrances, Inc. 3.4% 9/25/20	6,415,000	6,438,481
LyondellBasell Industries NV 6% 11/15/21	1,755,000	1,851,108
Syngenta Finance NV 3.933% 4/23/21 (c)	735,000	736,626
		11,748,599
Construction Materials - 0.0%
Boral Finance Pty Ltd. 3% 11/1/22 (c)	135,000	134,512
Vulcan Materials Co.:
3 month U.S. LIBOR + 0.600% 1.3405% 6/15/20 (a)(b)	790,000	789,564
3 month U.S. LIBOR + 0.650% 2.2304% 3/1/21 (a)(b)	1,620,000	1,603,728
		2,527,804
Metals & Mining - 0.0%
Anglo American Capital PLC:
3.75% 4/10/22 (c)	400,000	408,196
4.125% 9/27/22 (c)	624,000	636,080
Nucor Corp. 2% 6/1/25	350,000	356,276
POSCO 2.375% 1/17/23 (c)	1,870,000	1,885,464
		3,286,016

TOTAL MATERIALS		17,562,419

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Campus Communities Operating Partnership LP 3.75% 4/15/23	910,000	913,486
Crown Castle International Corp.:
2.25% 9/1/21	1,195,000	1,212,286
3.4% 2/15/21	860,000	873,501
Highwoods/Forsyth LP 3.625% 1/15/23	1,620,000	1,667,469
Simon Property Group LP:
2.625% 6/15/22	1,150,000	1,146,964
3.375% 10/1/24	1,175,000	1,199,407
Ventas Realty LP 3.1% 1/15/23	180,000	178,526
		7,191,639
Real Estate Management & Development - 0.0%
Essex Portfolio LP 3.625% 8/15/22	55,000	56,553
Ventas Realty LP/Ventas Capital Corp. 3.25% 8/15/22	345,000	348,021
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.25% 10/5/20 (c)	235,000	235,338
		639,912

TOTAL REAL ESTATE		7,831,551

UTILITIES - 1.1%
Electric Utilities - 0.5%
American Electric Power Co., Inc. 3.65% 12/1/21	180,000	186,622
Duke Energy Corp.:
3 month U.S. LIBOR + 0.500% 0.924% 5/14/21 (a)(b)(c)	7,000,000	6,992,305
3.55% 9/15/21	330,000	339,340
Edison International 3.125% 11/15/22	650,000	669,145
ENEL Finance International NV:
2.875% 5/25/22 (c)	1,660,000	1,703,797
4.25% 9/14/23 (c)	780,000	841,452
Exelon Corp. 2.85% 6/15/20	5,000,000	5,002,788
FirstEnergy Corp. 2.85% 7/15/22	885,000	913,107
Israel Electric Corp. Ltd. 5% 11/12/24 (Reg. S) (c)	1,365,000	1,508,707
NextEra Energy Capital Holdings, Inc.:
3 month U.S. LIBOR + 0.550% 0.9213% 8/28/21 (a)(b)	1,285,000	1,285,079
2.403% 9/1/21	11,475,000	11,740,493
NRG Energy, Inc. 3.75% 6/15/24 (c)	535,000	554,750
PNM Resources, Inc. 3.25% 3/9/21	995,000	1,004,963
Sinosing Services Pte Ltd. 2.25% 2/20/25 (Reg. S)	2,200,000	2,200,000
Southern Co. 2.35% 7/1/21	280,000	284,802
Vistra Operations Co. LLC 3.55% 7/15/24 (c)	3,025,000	3,092,816
		38,320,166
Gas Utilities - 0.0%
CenterPoint Energy Resources Corp. 4.5% 1/15/21	590,000	597,876
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp. 3.3% 7/15/25 (c)	820,000	832,530
Multi-Utilities - 0.6%
CenterPoint Energy, Inc. 3.6% 11/1/21	455,000	471,825
Consolidated Edison Co. of New York, Inc. 3 month U.S. LIBOR + 0.400% 1.6156% 6/25/21 (a)(b)	11,500,000	11,488,040
Dominion Energy, Inc.:
3 month U.S. LIBOR + 0.400% 1.9804% 12/1/20 (a)(b)(c)	10,000,000	9,972,740
2.579% 7/1/20 (a)	2,335,000	2,337,471
2.715% 8/15/21	3,153,000	3,205,825
San Diego Gas & Electric Co. 1.914% 2/1/22	137,146	137,406
Sempra Energy:
3 month U.S. LIBOR + 0.500% 1.7189% 1/15/21 (a)(b)	17,575,000	17,493,893
2.85% 11/15/20	1,830,000	1,839,918
2.875% 10/1/22	535,000	552,198
		47,499,316

TOTAL UTILITIES		87,249,888

TOTAL NONCONVERTIBLE BONDS
(Cost $1,899,324,954)		1,904,051,627

U.S. Treasury Obligations - 3.6%
U.S. Treasury Notes:
0.125% 4/30/22	$9,120,000	$9,115,012
0.125% 5/15/23	113,726,000	113,490,552
0.375% 3/31/22 (d)	109,000,000	109,408,750
1.75% 6/15/22	810,000	836,135
2.125% 5/15/22	14,690,000	15,248,909
2.25% 4/15/22 (d)	23,070,000	23,961,259
2.375% 3/15/22	4,290,000	4,458,584
2.375% 8/15/24	10,000,000	10,882,422
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $285,541,234)		287,401,623

U.S. Government Agency - Mortgage Securities - 0.4%
Fannie Mae - 0.3%
12 month U.S. LIBOR + 1.550% 3.692% 12/1/35 (a)(b)	6,228	6,481
12 month U.S. LIBOR + 1.620% 4.27% 7/1/35 (a)(b)	5,659	5,870
12 month U.S. LIBOR + 1.650% 4.319% 8/1/37 (a)(b)	2,279	2,362
12 month U.S. LIBOR + 1.690% 4.295% 5/1/38 (a)(b)	22,993	23,962
12 month U.S. LIBOR + 1.780% 3.698% 5/1/38 (a)(b)	12,613	13,146
12 month U.S. LIBOR + 1.830% 3.609% 4/1/38 (a)(b)	18,150	18,993
12 month U.S. LIBOR + 1.850% 4.522% 8/1/38 (a)(b)	9,155	9,504
12 month U.S. LIBOR + 1.860% 3.661% 5/1/38 (a)(b)	17,513	18,302
12 month U.S. LIBOR + 2.040% 4.119% 12/1/36 (a)(b)	3,797	3,979
6 month U.S. LIBOR + 1.360% 3.069% 10/1/33 (a)(b)	35,198	36,261
3% 9/1/28 to 2/1/35	2,749,041	2,938,411
3.5% 11/1/26 to 2/1/48	548,251	580,593
4% 1/1/47 to 1/1/50	2,389,797	2,555,569
4.5% 11/1/20 to 1/1/50	6,383,221	6,938,765
5% 12/1/20 to 7/1/45	1,687,499	1,916,175
5.5% 3/1/21 to 5/1/40	2,138,442	2,466,905
6% to 6% 1/1/22 to 2/1/49	1,989,711	2,350,149
6.5% 7/1/32 to 12/1/32	91,191	105,190

TOTAL FANNIE MAE		19,990,617

Freddie Mac - 0.0%
12 month U.S. LIBOR + 1.590% 3.841% 9/1/35 (a)(b)	3,601	3,735
12 month U.S. LIBOR + 1.620% 4.314% 7/1/38 (a)(b)	23,619	24,378
12 month U.S. LIBOR + 1.620% 4.5% 6/1/38 (a)(b)	28,875	30,012
12 month U.S. LIBOR + 1.720% 4.102% 5/1/38 (a)(b)	9,131	9,507
12 month U.S. LIBOR + 1.720% 4.48% 7/1/35 (a)(b)	10,466	10,854
12 month U.S. LIBOR + 1.730% 3.733% 2/1/37 (a)(b)	4,894	5,136
12 month U.S. LIBOR + 1.730% 4.411% 10/1/36 (a)(b)	23,988	24,926
12 month U.S. LIBOR + 1.740% 3.743% 2/1/37 (a)(b)	6,184	6,494
12 month U.S. LIBOR + 1.770% 4.65% 5/1/37 (a)(b)	7,334	7,697
12 month U.S. LIBOR + 2.020% 4.048% 11/1/36 (a)(b)	2,994	3,135
12 month U.S. LIBOR + 2.050% 4.118% 12/1/36 (a)(b)	6,214	6,516
12 month U.S. LIBOR + 2.080% 4.082% 2/1/38 (a)(b)	18,071	19,022
12 month U.S. LIBOR + 2.190% 4.19% 2/1/37 (a)(b)	8,474	8,904
U.S. TREASURY 1 YEAR INDEX + 2.340% 4.097% 11/1/34 (a)(b)	14,252	14,862
3% 11/1/34	452,674	486,635
3.5% 11/1/49 to 1/1/50	764,524	806,307
4% 12/1/49	327,564	354,733
4.5% 5/1/50	484,560	527,995
5% 10/1/22 to 12/1/41	728,290	818,653
5.5% 11/1/21 to 10/1/38	23,583	24,951
6% 7/1/21 to 1/1/38	128,441	150,174
7% 3/1/39	180,972	212,420
7.5% 6/1/38	188,075	219,906

TOTAL FREDDIE MAC		3,776,952

Ginnie Mae - 0.1%
6% 7/15/36	233,835	271,906
4% 2/20/48 to 4/20/50 (e)	1,152,238	1,252,836
4.5% 9/20/40 to 3/20/50	1,829,382	1,975,470
5% 12/20/34 to 5/20/48	2,299,863	2,549,789
5.5% 9/15/45 to 2/20/49	2,196,206	2,434,165

TOTAL GINNIE MAE		8,484,166

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $31,308,388)		32,251,735

Asset-Backed Securities - 6.5%
Allegro CLO Ltd. Series 2015-1A Class AR, 3 month U.S. LIBOR + 0.840% 1.8314% 7/25/27 (a)(b)(c)	$547,421	$539,972
Ally Auto Receivables Trust:
Series 2017-2:
Class C, 2.46% 9/15/22	745,000	747,150
Class D, 2.93% 11/15/23	200,000	200,707
Series 2019-1 Class A2, 2.85% 3/15/22	2,260,316	2,268,250
Series 2019-2 Class A2, 2.34% 6/15/22	2,937,146	2,953,901
Series 2019-3 Class A4, 1.96% 12/16/24	600,000	610,773
Series 2019-4 Class A2, 1.93% 10/17/22	3,150,000	3,166,556
Ally Master Owner Trust:
Series 2018-1 Class A1:
1 month U.S. LIBOR + 0.280% 0.4636% 1/17/23 (a)(b)	8,383,000	8,363,952
2.7% 1/17/23	1,905,000	1,920,902
Series 2018-2 Class A, 3.29% 5/15/23	2,060,000	2,099,932
Series 2018-3 Class A, 1 month U.S. LIBOR + 0.320% 0.5036% 7/15/22 (a)(b)	5,000,000	4,992,810
American Credit Acceptance Receivables Trust Series 2019-3 Class A, 2.44% 12/12/22 (c)	1,118,081	1,120,975
American Express Credit Account Master Trust:
Series 2019-1 Class A, 2.87% 10/15/24	1,749,000	1,825,202
Series 2019-3 Class B, 2.2% 4/15/25	740,000	762,740
AmeriCredit Automobile Receivables Trust:
Series 2016-1 Class C, 2.89% 1/10/22	110,702	110,713
Series 2016-3 Class D, 2.71% 9/8/22	810,000	818,622
Series 2016-4 Class D, 2.74% 12/8/22	2,320,000	2,351,080
Series 2017-1:
Class C, 2.71% 8/18/22	240,000	242,391
Class D, 3.13% 1/18/23	1,330,000	1,347,868
Series 2017-3:
Class B, 2.24% 6/19/23	395,000	396,818
Class C, 2.69% 6/19/23	420,000	426,539
Class D, 3.18% 7/18/23	1,355,000	1,370,744
Series 2018-1 Class D, 3.82% 3/18/24	1,645,000	1,688,848
Series 2018-3 Class A3, 3.38% 7/18/23	3,532,000	3,591,634
Series 2019-3:
Class A2A, 2.17% 1/18/23	2,655,990	2,667,781
Class B, 2.13% 7/18/25	985,000	989,537
Series 2020-1:
Class C, 1.59% 10/20/25	705,000	676,626
Class D, 1.8% 12/18/25	690,000	645,546
Applebee's/IHOP Funding LLC Series 2019-1A Class A2I, 4.194% 6/7/49 (c)	1,360,000	1,109,529
ARI Fleet Lease Trust:
Series 2017-A Class A2, 1.91% 4/15/26 (c)	10,098	10,099
Series 2018-A Class A2, 2.55% 10/15/26 (c)	244,931	245,414
Series 2020-A Class B, 2.06% 11/15/28 (c)	770,000	735,017
Ascentium Equipment Receivables LLC Series 2017-1A Class A3, 2.29% 6/10/21 (c)	84,602	84,749
Avis Budget Rental Car Funding (AESOP) LLC:
Series 2015-2A Class A, 2.63% 12/20/21 (c)	890,000	874,143
Series 2016-1A Class A, 2.99% 6/20/22 (c)	610,000	603,180
Series 2017-1A Class B, 3.41% 9/20/23 (c)	540,000	456,553
Series 2017-2A Class A, 2.97% 3/20/24 (c)	905,000	899,356
Series 2018-2A Class C, 4.95% 3/20/25 (c)	430,000	337,723
Series 2019-1A Class B, 3.7% 3/20/23 (c)	245,000	209,352
Series 2019-2A Class A, 3.35% 9/22/25 (c)	650,000	639,741
Series 2020-1A Class A, 2.33% 8/20/26 (c)	540,000	504,082
Babson CLO Ltd. Series 2013-IA Class AR, 3 month U.S. LIBOR + 0.800% 1.9353% 1/20/28 (a)(b)(c)	1,441,923	1,422,304
Bank of The West Auto Trust Series 2019-1 Class A2, 2.4% 10/17/22 (c)	851,699	856,673
Bayview Opportunity Master Fund Trust:
Series 2017-RT3 Class A, 3.5% 1/28/58 (a)(c)	1,059,106	1,067,626
Series 2017-SPL4 Class A, 3.5% 1/28/55 (c)	314,613	318,645
Bayview Opportunity Master Funding Trust Series 2017-SPL5 Class A, 3.5% 6/28/57 (c)	907,213	910,045
BlueMountain CLO Ltd. Series 2015-2A Class A1R, 3 month U.S. LIBOR + 0.930% 2.0653% 7/18/27 (a)(b)(c)	1,584,694	1,549,621
BMW Floorplan Master Owner Trust Series 2018-1 Class A2, 1 month U.S. LIBOR + 0.320% 0.5036% 5/15/23 (a)(b)(c)	6,174,000	6,111,552
BMW Vehicle Lease Trust Series 2019-1 Class A2, 2.79% 3/22/21	1,795,090	1,800,618
BRE Grand Islander Timeshare Issuer Series 2019-A Class A, 3.28% 9/26/33 (c)	302,768	292,585
Canadian Pacer Auto Receivables Trust:
Series 2018-2A Class A2B, 1 month U.S. LIBOR + 0.180% 0.3524% 6/21/21 (a)(b)(c)	543,214	543,032
Series 2019-1A Class A2, 2.78% 3/21/22 (c)	2,100,299	2,111,442
Capital Auto Receivables Asset Trust:
Series 2017-1:
Class B, 2.43% 5/20/22 (c)	145,000	145,594
Class C, 2.7% 9/20/22 (c)	235,000	233,568
Series 2018-1 Class B, 3.09% 8/22/22 (c)	760,000	776,156
Series 2018-2:
Class B, 3.48% 10/20/23 (c)	370,000	375,740
Class C, 3.69% 12/20/23 (c)	460,000	468,292
Capital One Multi-Asset Execution Trust Series 2016-16 Class A2, 1 month U.S. LIBOR + 0.630% 0.8136% 2/15/24 (a)(b)	13,275,000	13,322,773
Capital One Prime Auto Receivables Trust Series 2019-1 Class A2, 2.58% 4/15/22	5,016,937	5,051,108
Carlyle Global Market Strategies Series 2015-3A Class A1R, 3 month U.S. LIBOR + 1.000% 1.8871% 7/28/28 (a)(b)(c)	1,615,000	1,575,484
CarMax Auto Owner Trust:
Series 2017-4 Class C, 2.7% 10/16/23	205,000	206,217
Series 2018-3 Class A2A, 2.88% 10/15/21	221,043	221,239
Series 2018-4 Class A2B, 1 month U.S. LIBOR + 0.200% 0.3836% 2/15/22 (a)(b)	1,253,990	1,253,990
Series 2019-1 Class A2A, 3.02% 7/15/22	1,810,028	1,821,381
Series 2019-2:
Class A2A, 2.69% 7/15/22	1,724,824	1,736,943
Class B, 3.01% 12/16/24	1,935,000	1,970,846
Series 2019-4 Class A2A, 2.01% 3/15/23	1,291,000	1,300,303
Series 2020-1 Class A2, 1.87% 4/17/23	3,542,000	3,577,540
Carvana Auto Receivables Trust Series 2019-4A Class A2, 2.2% 7/15/22 (c)	449,000	450,156
Chesapeake Funding II LLC:
Series 2017-2A Class A2, 1 month U.S. LIBOR + 0.450% 0.6336% 5/15/29 (a)(b)(c)	2,037,885	2,029,136
Series 2017-4A Class A2, 1 month U.S. LIBOR + 0.340% 0.5236% 11/15/29 (a)(b)(c)	1,220,776	1,215,900
Series 2018-3A Class A2, 1 month U.S. LIBOR + 0.480% 0.6636% 1/15/31 (a)(b)(c)	1,883,954	1,845,908
Series 2019-1A Class A1, 2.94% 4/15/31 (c)	2,763,682	2,785,796
CNH Equipment Trust:
Series 2018-A Class B, 3.47% 10/15/25	380,000	388,264
Series 2019-A Class A2, 2.96% 5/16/22	1,613,404	1,621,928
Series 2019-B Class A2, 2.55% 9/15/22	2,897,847	2,916,553
Series 2019-C Class A2, 1.99% 3/15/23	1,322,000	1,329,243
Series 2020-A Class A4, 1.51% 4/15/27	590,000	591,215
Cole Park CLO Ltd. Series 2015-1A Class AR, 3 month U.S. LIBOR + 1.050% 2.1853% 10/20/28 (a)(b)(c)	1,610,000	1,581,593
Daimler Trucks Retail Trust:
Series 2018-1 Class A4, 3.03% 11/15/24 (c)	420,000	422,562
Series 2020-1 Class A4, 1.37% 6/15/27	1,820,000	1,802,473
Dell Equipment Finance Trust:
Series 2018-2 Class A2 3.16% 2/22/21 (c)	912,969	915,301
Series 2019-1 Class A2, 2.78% 8/23/21 (c)	2,476,304	2,489,175
Series 2019-2:
Class A2, 1.95% 12/22/21 (c)	4,210,000	4,224,755
Class A3, 1.91% 10/22/24 (c)	1,714,000	1,729,652
Discover Card Master Trust:
Series 2018-A5 Class A5, 3.32% 3/15/24	5,000,000	5,183,439
Series 2019-A2 Class A, 1 month U.S. LIBOR + 0.270% 0.4536% 12/15/23 (a)(b)	10,000,000	10,011,702
DLL Securitization Trust:
Series 2019-MA2 Class A2, 2.27% 5/20/22 (c)	2,683,194	2,687,801
Series 2019-MT3:
Class A2, 2.13% 1/20/22 (c)	4,210,000	4,231,378
Class A3, 2.08% 2/21/23 (c)	1,639,000	1,645,392
Drive Auto Receivables Trust Series 2019-4 Class A2A, 2.32% 6/15/22	1,220,623	1,223,448
DT Auto Owner Trust:
Series 2019-3A Class A, 2.55% 8/15/22 (c)	1,544,133	1,549,779
Series 2019-4A Class A, 2.17% 5/15/23 (c)	2,518,112	2,529,440
Elara HGV Timeshare Issuer LLC:
Series 2014-A Class A, 2.53% 2/25/27 (c)	47,022	46,414
Series 2017-A Class A, 2.69% 3/25/30 (c)	183,136	175,650
Ellington Financial Mortgage Trust Series 2019-2 Class A1, 2.739% 11/25/59 (c)	603,637	594,699
Enterprise Fleet Financing LLC:
Series 2017-3 Class A2, 2.13% 5/22/23 (c)	247,333	247,804
Series 2018-1 Class A2, 2.87% 10/20/23 (c)	209,481	210,825
Series 2018-2 Class A2, 3.14% 2/20/24 (c)	458,228	462,676
Series 2019-1 Class A2, 2.98% 10/20/24 (c)	2,684,233	2,721,012
Series 2019-3 Class A2, 2.06% 5/20/25 (c)	855,000	850,095
Series 2020-1 Class A2, 1.78% 12/22/25 (c)	7,440,000	7,354,966
Fifth Third Auto Trust Series 2019-1 Class A2A, 2.66% 5/16/22	2,346,613	2,359,599
Ford Credit Auto Lease Trust:
Series 2019-B Class A2A, 2.28% 2/15/22	2,853,118	2,869,359
Series 2020-A Class A2, 1.8% 7/15/22	7,000,000	7,050,572
Ford Credit Floorplan Master Owner Trust Series 2017-2:
Class A2, 1 month U.S. LIBOR + 0.350% 0.5336% 9/15/22 (a)(b)	10,000,000	9,971,919
Class B, 2.34% 9/15/22	1,345,000	1,329,090
GM Financial Automobile Leasing Trust:
Series 2017-3 Class C, 2.73% 9/20/21	32,105	32,137
Series 2018-2 Class C, 3.5% 4/20/22	470,000	473,576
Series 2019-1:
Class A2A, 2.91% 4/20/21	1,587,624	1,591,533
Class C, 3.56% 12/20/22	835,000	849,549
Series 2020-1 Class A2A, 1.67% 4/20/22	11,633,000	11,682,828
3.11% 12/20/21	435,000	437,357
GM Financial Consumer Automobile Receivables Trust:
Series 2020-1 Class A2, 1.83% 1/17/23	4,419,000	4,454,562
Series 2020-2 Class A3, 1.49% 12/16/24	335,000	341,752
GM Financial Securitized Auto Receivables Trust Series 2017-3A Class C, 2.52% 3/16/23 (c)	245,000	246,873
GM Financial Securitized Term Auto Receivables Trust:
Series 2018-4 Class A2, 2.93% 11/16/21	90,507	90,611
Series 2019-1 Class A2, 2.99% 3/16/22	469,044	469,940
GMF Floorplan Owner Revolving Trust:
Series 2017-2 Class A2, 1 month U.S. LIBOR + 0.430% 0.6136% 7/15/22 (a)(b)(c)	10,000,000	9,994,465
Series 2019-1 Class A, 2.7% 4/15/24 (c)	710,000	718,988
Golub Capital Partners CLO 39B LLC Series 2018-39A Class A1, 3 month U.S. LIBOR + 1.150% 2.2853% 10/20/28 (a)(b)(c)	930,000	914,038
GreatAmerica Leasing Receivables Funding LLC 2.6% 6/15/21 (c)	175,333	176,098
Halcyon Loan Advisors Funding LLC Series 2017-3A Class B1R, 3 month U.S. LIBOR + 1.700% 2.7976% 10/22/25 (a)(b)(c)	745,000	731,293
Hardee's Funding LLC / Carl's Jr. Funding LLC Series 2018-1A Class AI, 4.25% 6/20/48 (c)	928,994	910,888
Hilton Grand Vacations Trust:
Series 2014-AA Class A, 1.77% 11/25/26 (c)	74,576	74,019
Series 2017-AA:
Class A, 2.66% 12/26/28 (c)	94,394	91,130
Class B, 2.96% 12/26/28 (a)(c)	64,780	59,489
Honda Auto Receivables Owner Trust Series 2019-2 Class A2, 2.57% 12/21/21	3,285,898	3,315,241
Honda Automobile Receivables Series 2020-1 Class A2, 1.63% 10/21/22	11,000,000	11,104,663
HPEFS Equipment Trust Series 2020-1A Class A2, 1.73% 2/20/30 (c)	4,012,000	4,008,258
Hyundai Auto Lease Securitization Trust:
Series 2019-A Class A2, 2.92% 7/15/21 (c)	3,482,674	3,500,742
Series 2020-A:
Class A2, 1.9% 5/16/22 (c)	5,500,000	5,552,126
Class A3, 1.95% 7/17/23 (c)	2,698,000	2,722,813
Hyundai Auto Receivables Trust:
Series 2017-A Class B, 2.38% 4/17/23	340,000	342,980
Series 2019-A:
Class A2, 2.67% 12/15/21	2,522,501	2,535,152
Class B, 2.94% 5/15/25	635,000	657,164
Series 2019-B:
Class A2, 1.93% 7/15/22	4,998,313	5,032,714
Class A3, 1.94% 2/15/24	3,090,000	3,155,307
Series 2020-A Class A3, 1.41% 11/15/24	735,000	749,384
John Deere Owner Trust:
Series 2019-A Class A2, 2.85% 12/15/21	1,886,119	1,894,278
Series 2019-B Class A2, 2.28% 5/16/22	2,942,885	2,956,746
Series 2020-A Class A2, 1.01% 1/17/23	2,740,000	2,747,066
KKR Finanical CLO Ltd. Series 13 Class A1R, 3 month U.S. LIBOR + 0.800% 1.9761% 1/16/28 (a)(b)(c)	1,588,620	1,558,311
Kubota Credit Owner Trust:
Series 2019-1A Class A3, 2.46% 10/16/23 (c)	2,870,000	2,916,797
Series 2020-1A Class A3, 1.96% 3/15/24 (c)	380,000	384,250
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (a)(c)	1,768,000	1,779,041
Madison Park Funding Ltd. Series 2015-18A Class A1R, 3 month U.S. LIBOR + 1.190% 2.299% 10/21/30 (a)(b)(c)	1,165,000	1,140,653
Magnetite CLO Ltd. Series 2015-16A Class AR, 3 month U.S. LIBOR + 0.800% 1.9353% 1/18/28 (a)(b)(c)	2,032,004	1,998,841
Mercedes-Benz Auto Lease Trust:
Series 2019-A:
Class A2, 3.01% 2/16/21	758,922	759,534
Class A3, 3.1% 11/15/21	2,592,000	2,619,065
Series 2019-B Class A3, 2% 10/17/22	2,416,000	2,435,583
Series 2020-A Class A2, 1.82% 3/15/22	7,000,000	7,035,022
Mercedes-Benz Auto Receivables Trust Series 2019-1 Class A2A, 2.04% 6/15/22	8,913,621	8,972,622
MMAF Equipment Finance LLC:
Series 2017-AA Class A3, 2.04% 2/16/22 (c)	89,771	89,877
Series 2019-B Class A2, 2.07% 10/12/22 (c)	2,712,000	2,728,905
MVW Owner Trust:
Series 2013-1A Class A, 2.15% 4/22/30 (c)	23,048	23,015
Series 2014-1A Class A, 2.25% 9/22/31 (c)	91,187	89,663
Series 2015-1A Class A, 2.52% 12/20/32 (c)	219,121	214,327
Series 2017-1A:
Class A, 2.42% 12/20/34 (c)	645,261	638,318
Class B, 2.75% 12/20/34 (c)	37,956	36,611
Class C, 2.99% 12/20/34 (c)	91,096	85,932
Navient Private Education Loan Trust:
Series 2020-A Class A2A, 2.46% 11/15/68 (c)	840,000	835,482
Series 2020-CA Class A2A, 2.15% 11/15/68 (c)	2,610,000	2,614,196
Navient Private Education Refi Loan Trust:
Series 2018-A Class A1, 2.53% 2/18/42 (c)	18,437	18,444
Series 2019-A Class A2A, 3.42% 1/15/43 (c)	3,110,000	3,194,470
Series 2019-GA Class A, 2.4% 10/15/68 (c)	2,035,824	2,063,286
Navient Student Loan Trust:
Series 2017-3A Class A2, 1 month U.S. LIBOR + 0.600% 0.7683% 7/26/66 (a)(b)(c)	6,247,933	6,194,180
Series 2017-A Class A2A, 2.88% 12/16/58 (c)	1,734,364	1,773,988
Series 2018-4A Class A1, 1 month U.S. LIBOR + 0.250% 0.4183% 6/27/67 (a)(b)(c)	1,328,680	1,326,654
Series 2019-2A Class A1, 1 month U.S. LIBOR + 0.270% 0.4383% 2/27/68 (a)(b)(c)	396,806	394,666
Series 2019-CA Class A1, 2.82% 2/15/68 (c)	598,285	601,296
Series 2019-EA:
Class A1, 2.39% 5/15/68 (c)	1,004,264	1,007,169
Class A2A, 2.64% 5/15/68 (c)	1,560,000	1,571,028
Navistar Financial Dealer Note Master Trust Series 2018-1 Class A, 1 month U.S. LIBOR + 0.630% 0.7983% 9/25/23 (a)(b)(c)	4,181,000	4,112,318
Nelnet Student Loan Trust:
Series 2005-4 Class A4, 3 month U.S. LIBOR + 0.180% 1.3751% 3/22/32 (a)(b)	741,158	684,699
Series 2020-1A Class A, 1 month U.S. LIBOR + 0.740% 0.9083% 3/26/68 (a)(b)(c)	392,707	384,989
Neuberger Berman CLO Ltd. Series 2017-16SA Class A, 3 month U.S. LIBOR + 0.850% 2.0689% 1/15/28 (a)(b)(c)	897,469	884,442
Neuberger Berman CLO XIX Ltd. Series 2015-19A Class A1R2, 3 month U.S. LIBOR + 0.800% 2.0189% 7/15/27 (a)(b)(c)	1,560,938	1,520,093
New Residential Mortgage Loan Trust Series 2019-NQM3:
Class A1, 2.8018% 7/25/49 (c)	1,054,014	1,059,563
Class A3, 3.0864% 7/25/49 (c)	418,020	419,998
Nissan Auto Receivables Trust Series 2020-A Class A3, 1.38% 12/16/24	425,000	432,854
Nissan Master Owner Trust Receivables:
Series 2017-C Class A, 1 month U.S. LIBOR + 0.320% 0.5036% 10/17/22 (a)(b)	5,000,000	4,979,950
Series 2019-A Class A, 1 month U.S. LIBOR + 0.560% 0.7436% 2/15/24 (a)(b)	1,350,000	1,330,532
Series 2019-B Class A, 1 month U.S. LIBOR + 0.430% 0.6136% 11/15/23 (a)(b)	1,835,000	1,810,210
OCP CLO Ltd.:
Series 2014-7A Class A1RR, 3 month U.S. LIBOR + 1.120% 2.2553% 7/20/29 (a)(b)(c)	2,530,000	2,487,445
Series 2015-10A Class A1R, 3 month U.S. LIBOR + 0.820% 1.8114% 10/26/27 (a)(b)(c)	1,049,416	1,034,598
OZLM Ltd. Series 2014-8A Class RR, 3 month U.S. LIBOR + 1.170% 2.3049% 10/17/29 (a)(b)(c)	1,010,021	989,173
Santander Drive Auto Receivables Trust:
Series 2016-1 Class D, 4.02% 4/15/22	398,034	399,281
Series 2017-1 Class C, 2.58% 5/16/22	11,207	11,215
Series 2018-1 Class C, 2.96% 3/15/24	229,501	231,001
Series 2018-2 Class C, 3.35% 7/17/23	400,000	402,909
Series 2018-4 Class B, 3.27% 1/17/23	336,371	337,492
Series 2019-1:
Class B, 3.21% 9/15/23	375,000	378,659
Class C, 3.42% 4/15/25	2,620,000	2,644,282
Series 2019-2 Class B, 2.79% 1/16/24	535,000	541,204
Santander Retail Auto Lease Trust:
Series 2017-A Class C, 2.96% 11/21/22 (c)	325,000	325,744
Series 2019-A:
Class A2, 2.72% 1/20/22 (c)	2,150,100	2,165,732
Class B, 3.01% 5/22/23 (c)	700,000	705,100
Series 2019-B:
Class A2A, 2.29% 4/20/22 (c)	4,198,075	4,228,393
Class C, 2.77% 8/21/23 (c)	690,000	670,511
Series 2019-C:
Class A2A, 1.89% 9/20/22 (c)	4,794,609	4,822,335
Class A3, 1.86% 2/21/23 (c)	2,610,000	2,631,567
Class B, 2.17% 11/20/23 (c)	495,000	486,787
Class C, 2.39% 11/20/23 (c)	830,000	812,515
Class D, 2.88% 6/20/24 (c)	870,000	842,258
Series 2020-A:
Class A2, 1.69% 1/20/23 (c)	10,352,000	10,337,872
Class D, 2.52% 11/20/24 (c)	720,000	711,412
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (c)	990,000	1,018,281
2.877% 7/15/46 (c)	370,000	371,666
3.168% 4/9/47 (c)	1,255,000	1,266,986
Securitized Term Auto Receivables Trust Series 2019-1A Class A2, 2.862% 5/25/21 (c)	590,420	591,816
SG Residential Mortgage Trust Series 2019-3 Class A2, 2.877% 9/25/59 (c)	918,904	899,525
Sierra Receivables Funding Co. LLC:
Series 2016-2A Class A, 2.33% 7/20/33 (c)	71,508	70,099
Series 2019-1A Class A, 3.2% 1/20/36 (c)	307,485	302,107
Series 2019-2A Class A, 2.59% 5/20/36 (c)	1,962,426	1,899,166
Sierra Timeshare Receivables Funding Co. LLC:
Series 2015-3A Class A, 2.58% 9/20/32 (c)	103,676	102,833
Series 2017-1A Class A, 2.91% 3/20/34 (c)	69,048	67,315
Sierra Timeshare Receivables Funding LLC Series 2019-3A Class A, 2.34% 8/20/36 (c)	478,604	461,996
SLM Student Loan Trust:
Series 2003-10A Class A3, 3 month U.S. LIBOR + 0.470% 1.2105% 12/15/27 (a)(b)(c)	2,818,068	2,795,212
Series 2003-11 Class A6, 3 month U.S. LIBOR + 0.550% 1.2905% 12/15/25 (a)(b)(c)	1,516,678	1,502,721
Series 2007-7 Class A4, 3 month U.S. LIBOR + 0.330% 1.3214% 1/25/22 (a)(b)	597,895	561,649
Series 2008-1 Class A4, 3 month U.S. LIBOR + 0.650% 1.6414% 1/25/22 (a)(b)	1,385,514	1,271,681
Series 2008-5 Class A4, 3 month U.S. LIBOR + 1.700% 2.6914% 7/25/23 (a)(b)	177,836	173,180
Series 2008-9 Class A, 3 month U.S. LIBOR + 1.500% 2.4914% 4/25/23 (a)(b)	129,130	126,200
Series 2010-1 Class A, 1 month U.S. LIBOR + 0.400% 0.5683% 3/25/25 (a)(b)	850,732	781,551
SMB Private Education Loan Trust:
Series 2014-A Class A3, 1 month U.S. LIBOR + 1.500% 1.6836% 4/15/32 (a)(b)(c)	1,400,000	1,407,794
Series 2015-A Class A2B, 1 month U.S. LIBOR + 1.000% 1.1836% 6/15/27 (a)(b)(c)	209,086	207,510
Series 2016-C Class A2B, 1 month U.S. LIBOR + 1.100% 1.2836% 9/15/34 (a)(b)(c)	993,391	978,396
Series 2018-B Class A2B, 1 month U.S. LIBOR + 0.720% 0.9036% 1/15/37 (a)(b)(c)	1,769,100	1,715,808
SoFi Consumer Loan Program Trust Series 2019-4 Class A, 2.45% 8/25/28 (c)	2,648,176	2,644,151
Synchrony Card Issuance Trust:
Series 2018-A1 Class A, 3.38% 9/15/24	1,730,000	1,773,405
Series 2019-A2 Class A, 2.34% 6/15/25	1,890,000	1,909,369
Synchrony Credit Card Master Note Trust:
Series 2015-4 Class B, 2.62% 9/15/23	435,000	434,965
Series 2018-1 Class C, 3.36% 3/15/24	955,000	958,310
Tesla Auto Lease Trust Series 2019-A Class A2, 2.13% 4/20/22 (c)	7,000,000	7,046,857
Towd Point Mortgage Trust:
Series 2017-1 Class A1, 2.75% 10/25/56 (a)(c)	570,190	578,402
Series 2017-4 Class A1, 2.75% 6/25/57 (c)	284,308	290,114
Series 2017-6 Class A1, 2.75% 10/25/57 (c)	1,564,830	1,605,130
Series 2018-1 Class A1, 3% 1/25/58 (c)	315,801	324,699
Series 2018-2 Class A1, 3.25% 3/25/58 (c)	1,557,368	1,607,457
Series 2018-5 Class A1A, 3.25% 7/25/58 (a)(c)	1,462,459	1,508,928
Series 2019-1 Class A1, 3.75% 3/25/58 (c)	1,019,315	1,081,110
Toyota Auto Receivables Series 2018-D Class A3, 3.18% 3/15/23	7,000,000	7,188,148
Toyota Auto Receivables Owner Trust Series 2018-C Class A2B, 1 month U.S. LIBOR + 0.120% 0.3036% 8/16/21 (a)(b)	1,186,861	1,187,103
Verizon Owner Trust:
Series 2017-1A Class C, 2.65% 9/20/21 (c)	315,000	315,071
Series 2017-3A:
Class A1A, 2.06% 4/20/22 (c)	1,517,025	1,522,638
Class C, 2.53% 4/20/22 (c)	700,000	702,955
Series 2018-1A:
Class A1B, 1 month U.S. LIBOR + 0.260% 0.4308% 9/20/22 (a)(b)(c)	4,937,636	4,938,965
Class C, 3.2% 9/20/22 (c)	970,000	984,813
Series 2018-A:
Class A1A, 3.23% 4/20/23	5,132,000	5,253,915
Class A1B, 1 month U.S. LIBOR + 0.240% 0.4108% 4/20/23 (a)(b)	4,000,000	3,998,894
Series 2019-B Class A1A, 2.33% 12/20/23	955,000	980,220
Series 2020-A Class A1A, 1.85% 7/22/24	4,951,000	5,080,935
Volkswagen Auto Lease Trust Series 2019-A Class A2A, 2% 3/21/22	8,140,000	8,178,375
Volkswagen Auto Loan Enhanced Trust:
Series 2018-1 Class A2B, 1 month U.S. LIBOR + 0.180% 0.3508% 7/20/21 (a)(b)	320,430	320,394
Series 2020-1 Class A4, 1.26% 8/20/26	545,000	548,440
Volvo Financial Equipment LLC:
Series 2019-1A Class A2, 2.9% 11/15/21 (c)	1,834,220	1,842,876
Series 2019-2A Class A3, 2.04% 11/15/23 (c)	2,435,000	2,447,700
Volvo Financial Equipment Master Owner Trust:
Series 2017-A Class A, 1 month U.S. LIBOR + 0.500% 0.6836% 11/15/22 (a)(b)(c)	7,547,000	7,524,607
Series 2018-A Class A, 1 month U.S. LIBOR + 0.520% 0.7036% 7/17/23 (a)(b)(c)	5,080,000	5,031,822
World Omni Auto Receivables Trust:
Series 2018-D Class A2B, 1 month U.S. LIBOR + 0.140% 0.3236% 4/15/22 (a)(b)	1,099,098	1,098,806
Series 2019-B Class A2, 2.63% 6/15/22	3,994,167	4,019,144
Series 2019-C Class C, 2.4% 6/15/26	895,000	904,701
Series 2020-A:
Class A2A, 1.02% 6/15/23	4,162,000	4,175,232
Class C, 1.64% 8/17/26	480,000	469,103
World Omni Automobile Lease Securitization Trust:
Series 2018-A Class B, 3.06% 5/15/23	280,000	279,953
Series 2018-B Class A2B, 1 month U.S. LIBOR + 0.180% 0.3636% 6/15/21 (a)(b)	1,327,323	1,326,304
Series 2019-A Class A3, 2.94% 5/16/22	2,284,000	2,320,354
Series 2020-A Class A2, 1.71% 11/15/22	10,565,000	10,613,298
World Omni Select Auto Trust Series 2019-A Class A2A, 2.06% 8/15/23	4,342,714	4,366,152
TOTAL ASSET-BACKED SECURITIES
(Cost $525,562,765)		525,766,919

Collateralized Mortgage Obligations - 1.0%
Private Sponsor - 0.8%
Angel Oak Mortgage Trust:
sequential payer Series 2019-2 Class A1, 3.628% 3/25/49 (c)	662,633	669,403
Series 2019-2 Class M1, 4.065% 3/25/49 (c)	545,000	530,529
COLT Funding LLC sequential payer:
Series 2018-2:
Class A1, 3.47% 7/27/48 (c)	482,425	483,707
Class A2, 3.542% 7/27/48 (c)	233,884	232,661
Series 2018-3 Class A2, 3.763% 10/26/48 (c)	180,678	180,214
Series 2018-4 Class A1, 4.006% 12/28/48 (c)	478,185	482,731
Series 2019-2 Class A1, 3.337% 5/25/49 (c)	376,863	377,912
Series 2019-3 Class A1, 2.764% 8/25/49 (c)	1,505,399	1,501,702
COMM Mortgage Trust Series 2016-CR28 Class A1, 1.77% 2/10/49	28,881	28,878
Connecticut Avenue Securities Trust floater Series 2019-R06 Class 2M1, 1 month U.S. LIBOR + 0.750% 0.9183% 9/25/39 (a)(b)(c)	324,965	322,782
Deephaven Residential Mortgage Trust:
Series 2017-1A Class A3, 3.485% 12/26/46 (a)(c)	50,120	49,864
Series 2017-3A:
Class A1, 2.577% 10/25/47 (a)(c)	217,337	218,547
Class A2, 2.711% 10/25/47 (a)(c)	18,111	17,877
Class A3, 2.813% 10/25/47 (a)(c)	17,249	16,868
Series 2018-1A Class A1, 2.976% 12/25/57 (a)(c)	230,806	232,293
Series 2018-2A Class A1, 3.479% 4/25/58 (c)	467,506	469,905
Series 2018-3A Class A3, 3.963% 8/25/58 (c)	47,809	47,107
Series 2019-1A Class A1, 3.743% 1/25/59 (c)	649,702	653,712
Series 2019-2A:
Class A3, 3.763% 4/25/59 (c)	432,891	424,900
Class M1, 3.921% 4/25/59 (c)	380,000	361,058
Flagstar Mortgage Trust floater sequential payer Series 2020-1INV Class A11, 1 month U.S. LIBOR + 0.850% 1.0183% 3/25/50 (a)(b)(c)	745,139	727,216
Freddie Mac STACR REMIC Trust floater:
Series 2019-HQA4 Class M1, 1 month U.S. LIBOR + 0.770% 0.9383% 11/25/49 (a)(b)(c)	166,387	163,434
Series 2020-DNA2 Class M1, 1 month U.S. LIBOR + 0.750% 0.9183% 2/25/50 (a)(b)(c)	585,472	566,924
Series 2020-HQA1 Class M1, 1 month U.S. LIBOR + 0.750% 0.9183% 1/25/50 (a)(b)(c)	435,619	426,864
Series 2020-HQA2 Class M1, 1 month U.S. LIBOR + 1.100% 1.2683% 3/25/50 (a)(b)(c)	725,000	706,385
Freddie Mac STACR Trust floater:
Series 2018-DNA2:
Class M1, 1 month U.S. LIBOR + 0.800% 0.9683% 12/25/30 (a)(b)(c)	450,377	443,468
Class M2A/S, 1 month U.S. LIBOR + 0.950% 1.1183% 12/25/30 (a)(b)(c)	450,000	435,924
Series 2018-HRP2 Class M2, 1 month U.S. LIBOR + 1.250% 1.4183% 2/25/47 (a)(b)(c)	594,846	578,363
Series 2019-HRP1 Class M2, 1 month U.S. LIBOR + 1.400% 1.5683% 2/25/49 (a)(b)(c)	630,000	576,388
FWD Securitization Trust sequential payer Series 2020-INV1 Class A1, 2.24% 1/25/50 (c)	1,668,470	1,653,532
Galton Funding Mortgage Trust:
sequential payer:
Series 2019-H1 Class M1, 3.339% 10/25/59 (c)	600,000	519,268
Series 2020-H1 Class M1, 2.832% 1/25/60 (c)	625,000	507,219
Series 2020-H1 Class A1, 2.31% 1/25/60 (c)	687,058	677,959
GMRF Mortgage Acquisition Co., LLC:
Series 2018-1 Class A33, 3.5% 11/25/57 (c)	439,212	442,053
Series 2019-1 Class A32, 4% 2/25/59 (c)	344,315	337,587
Series 2019-2 Class A42, 3.5% 6/25/59 (c)	815,869	798,420
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 0.8095% 8/25/60 (a)(b)(c)	1,330,637	1,324,184
GS Mortgage-Backed Securites Trust Series 2014-EB1A Class 2A1, 2.4545% 7/25/44 (a)(c)	44,465	43,677
Holmes Master Issuer PLC floater Series 2018-2A Class A2, 3 month U.S. LIBOR + 0.420% 1.6389% 10/15/54 (a)(b)(c)	1,551,381	1,549,522
Homeward Opportunities Fund I Trust sequential payer:
Series 2019-1:
Class A1, 3.454% 1/25/59 (c)	897,303	898,387
Class A3, 3.606% 1/25/59 (c)	564,630	548,733
Series 2019-3 Class A1, 2.675% 11/25/59 (c)	1,000,957	982,991
Homeward Opportunities Fund Trust sequential payer Series 2018-1:
Class A1, 3.766% 6/25/48 (c)	494,772	498,793
Class A2, 3.897% 6/25/48 (c)	396,310	396,186
J.P. Morgan Mortgage Trust:
sequential payer Series 2020-LTV1 Class A4, 3.5% 6/25/50 (c)	1,700,881	1,727,457
Series 2020-INV1 Class A15, 3.5% 8/25/50 (c)	742,905	741,659
Lanark Master Issuer PLC floater Series 2019-1A Class 1A1, 3 month U.S. LIBOR + 0.770% 2.4528% 12/22/69 (a)(b)(c)	1,134,680	1,132,596
Metlife Securitization Trust Series 2017-1A Class A, 3% 4/25/55 (c)	411,546	423,742
Mill City Mortgage Loan Trust:
Series 2016-1 Class A1, 2.5% 4/25/57 (c)	89,748	90,466
Series 2017-2 Class A1, 2.75% 7/25/59 (c)	486,029	493,177
New Residential Mortgage Loan Trust:
sequential payer:
Series 2019-NQM5 Class A1, 2.7099% 11/25/59 (c)	1,212,364	1,191,056
Series 2020-NQM1 Class A1, 2.4641% 1/26/60 (c)	723,512	705,456
Series 2018-NQM1 Class A1, 3.986% 11/25/48 (c)	926,028	938,811
OBX Trust:
floater:
Series 2019-EXP3 Class 2A1, 1 month U.S. LIBOR + 0.900% 1.0683% 10/25/59 (a)(b)(c)	1,300,782	1,238,820
Series 2020-EXP1 Class 2A2, 1 month U.S. LIBOR + 0.950% 1.1183% 2/25/60 (a)(b)(c)	978,186	945,900
Series 2020-EXP1 Class 1A8, 3.5% 2/25/60 (a)(c)	1,050,039	1,063,584
Series 2020-INV1 Class A5, 3.5% 12/25/49 (c)	472,236	481,038
Onslow Bay Financial LLC:
floater Series 2019-EXP2 Class 2A2, 1 month U.S. LIBOR + 1.200% 1.3683% 6/25/59 (a)(b)(c)	1,017,947	1,004,264
floater sequential payer Series 2019-EXP2 Class 2A1A, 1 month U.S. LIBOR + 0.900% 1.0683% 6/25/59 (a)(b)(c)	560,469	551,105
Permanent Master Issuer PLC floater:
Series 2018-1A Class 1A1, 3 month U.S. LIBOR + 0.380% 1.5989% 7/15/58 (a)(b)(c)	3,949,000	3,945,537
Series-1A Class 1A1, 3 month U.S. LIBOR + 0.550% 1.7689% 7/15/58 (a)(b)(c)	896,000	891,870
Sequoia Mortgage Trust:
sequential payer:
Series 2018-CH1 Class A11, 3.5% 2/25/48 (c)	579,622	580,725
Series 2018-CH2 Class A3, 4% 6/25/48 (c)	976,904	994,465
Series 2018-CH2 Class A21, 4% 6/25/48 (c)	435,930	443,766
Series 2018-CH3 Class A19, 4.5% 8/25/48 (c)	214,285	219,662
Series 2018-CH4 Class A2, 4% 10/25/48 (c)	333,655	339,286
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 1.679% 1/21/70 (a)(b)(c)	4,037,075	4,026,252
Starvest Emerging Markets Cbo sequential payer Series 2019-IMC1 Class A1, 3.468% 2/25/49 (c)	460,036	463,003
Starwood Mortgage Residential Trust:
sequential payer Series 2019-INV1:
Class A1, 2.61% 9/27/49 (c)	161,135	161,213
Class A3, 2.916% 9/27/49 (c)	388,376	374,719
Series 2019-1:
Class A1, 2.941% 6/25/49 (c)	810,109	818,071
Class A3, 3.299% 6/25/49 (c)	555,402	536,059
Series 2020-1 Class A2, 2.408% 2/25/50 (c)	467,069	451,256
Towd Point Mortgage Trust:
Series 2015-4 Class A1B, 2.75% 4/25/55 (c)	203,955	205,287
Series 2015-5 Class A1B, 2.75% 5/25/55 (c)	213,721	215,526
Series 2016-1:
Class A1B, 2.75% 2/25/55 (c)	134,157	135,634
Class A3B, 3% 2/25/55 (c)	205,798	209,254
Series 2016-2 Class A1A, 2.75% 8/25/55 (c)	187,479	190,665
Series 2016-3 Class A1, 2.25% 4/25/56 (c)	43,111	43,304
Series 2017-2 Class A1, 2.75% 4/25/57 (a)(c)	356,502	361,286
Series 2017-3 Class A1, 2.75% 7/25/57 (a)(c)	798,021	810,893
Verus Securitization Trust:
sequential payer:
Series 2018-3 Class A1, 4.108% 10/25/58 (c)	810,843	820,726
Series 2019-1 Class A1, 3.836% 2/25/59 (c)	848,487	857,043
Series 2019-2 Class A1, 3.211% 5/25/59 (c)	664,304	671,063
Series 2019-INV3 Class A3, 3.1% 11/25/59 (c)	706,301	686,670
Series 2020-1 Class A3, 2.724% 1/25/60 (c)	669,609	658,662
Series 2020-2 Class A1, 2.226% 5/25/60 (c)	2,510,000	2,507,662
Series 2018-2:
Class A1, 3.677% 6/1/58 (c)	621,076	626,259
Class A2, 3.779% 6/1/58 (c)	167,301	166,897
Class A3, 3.83% 6/1/58 (c)	105,423	104,333
Series 2019-3 Class A3, 3.04% 7/25/59 (c)	1,132,737	1,121,813
Series 2019-4 Class A3, 3% 11/25/59 (c)	1,641,382	1,623,269
Series 2019-INV1:
Class A1, 3.402% 12/25/59 (a)(c)	545,961	552,714
Class M1, 4.034% 12/25/59 (c)	195,000	177,604
Series 2019-INV2:
Class A1, 2.913% 7/25/59 (c)	1,475,508	1,491,886
Class A2, 3.117% 7/25/59 (c)	885,305	874,820
Series 2020-1 Class A1, 2.417% 1/25/60 (c)	1,657,401	1,657,011

TOTAL PRIVATE SPONSOR		66,851,423

U.S. Government Agency - 0.2%
Fannie Mae:
Series 2017-90 Class KA, 3% 11/25/47	883,205	943,166
Series 2018-44 Class PC, 4% 6/25/44	1,087,111	1,110,823
Fannie Mae Connecticut Avenue Securities floater:
Series 2017-C02 Class 2ED3, 1 month U.S. LIBOR + 1.350% 1.5183% 9/25/29 (a)(b)	1,383,042	1,337,272
Series 2017-C03 Class 1M1, 1 month U.S. LIBOR + 0.950% 1.1183% 10/25/29 (a)(b)	237,493	236,989
Series 2017-C04 Class 2ED2, 1 month U.S. LIBOR + 1.100% 1.2683% 11/25/29 (a)(b)	1,705,706	1,646,567
Series 2017-C05 Class 1ED3, 1 month U.S. LIBOR + 1.200% 1.3683% 1/25/30 (a)(b)	851,210	844,087
Series 2018-C01 Class 1ED2, 1 month U.S. LIBOR + 0.850% 1.0183% 7/25/30 (a)(b)	1,555,000	1,503,434
Series 2018-C03 Class 1M1, 1 month U.S. LIBOR + 0.680% 0.8483% 10/25/30 (a)(b)	6,723	6,705
FHLMC Structured Agency Credit Risk Debt Notes floater:
Series 2014-DN3 Class M3, 1 month U.S. LIBOR + 4.000% 4.1683% 8/25/24 (a)(b)	503,268	508,165
Series 2017-DNA1 Class M1, 1 month U.S. LIBOR + 1.200% 1.3683% 7/25/29 (a)(b)	93,947	93,672
Series 2017-DNA2 Class M1, 1 month U.S. LIBOR + 1.200% 1.3683% 10/25/29 (a)(b)	477,907	476,023
Series 2017-DNA3 Class M1, 1 month U.S. LIBOR + 0.750% 0.9183% 3/25/30 (a)(b)	217,357	215,534
Freddie Mac:
planned amortization class Series 3713 Class PA, 2% 2/15/40	560,844	566,362
Series 4448 Class JA, 4% 11/15/36	74,251	75,395
Freddie Mac STACR Trust floater:
Series 18-HQA2 Class M1, 1 month U.S. LIBOR + 0.750% 0.9183% 10/25/48 (a)(b)(c)	190,346	189,470
Series 2018-DNA3:
Class M1, 1 month U.S. LIBOR + 0.750% 0.9183% 9/25/48 (a)(b)(c)	96,761	95,965
Class M2A/S, 1 month U.S. LIBOR + 0.900% 1.0683% 9/25/48 (a)(b)(c)	600,000	576,797
Freddie Mac Whole Loan Securities Trust:
Series 2016-SC02 Class M1, 3.5905% 10/25/46 (a)	950,377	930,997
Series 2017-SC02 Class M1, 3.8007% 5/25/47 (a)(c)	88,567	87,433
Series 2017-SPI1 Class M1, 3.9776% 9/25/47 (a)(c)	11,412	11,316
Series 2018-SPI2 Class M1, 3.8096% 5/25/48 (a)(c)	102,329	100,593
Ginnie Mae guaranteed Multi-family REMIC pass-thru securities floater Series 2018-122 Class FE, 1 month U.S. LIBOR + 0.300% 0.4708% 9/20/48 (a)(b)	168,161	167,646

TOTAL U.S. GOVERNMENT AGENCY		11,724,411

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $79,306,022)		78,575,834

Commercial Mortgage Securities - 1.0%
Atrium Hotel Portfolio Trust floater Series 2017-ATRM Class A 1 month U.S. LIBOR + 0.930% 1.1136% 12/15/36 (a)(b)(c)	1,395,000	1,306,215
Banc of America Merrill Lynch Large Loan, Inc. floater Series 2018-DSNY Class A, 1 month U.S. LIBOR + 0.850% 1.0336% 9/15/34 (a)(b)(c)	970,000	901,982
BANK Series 2019-BN19 Class A1, 2.263% 8/15/61	479,111	485,306
BX Commercial Mortgage Trust:
floater Series 2020-BXLP:
Class C, 1 month U.S. LIBOR + 1.120% 1.3036% 12/15/36 (a)(b)(c)	795,000	753,171
Class D, 1 month U.S. LIBOR + 1.250% 1.4336% 12/15/36 (a)(b)(c)	760,000	714,304
floater sequential payer Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.9836% 12/15/36 (a)(b)(c)	2,333,000	2,257,012
BX Trust:
floater Series 2019-XL Class B, 1 month U.S. LIBOR + 1.080% 1.2636% 10/15/36 (a)(b)(c)	429,930	415,388
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.1836% 4/15/34 (a)(b)(c)	2,135,000	1,963,636
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.1036% 10/15/36 (a)(b)(c)	5,245,149	5,140,005
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 1.1336% 11/15/36 (a)(b)(c)	1,033,000	981,201
Class D, 1 month U.S. LIBOR + 1.650% 1.8336% 11/15/36 (a)(b)(c)	1,545,000	1,421,051
CGDBB Commercial Mortgage Trust floater Series 2017-BIOC Class A, 1 month U.S. LIBOR + 0.790% 0.9736% 7/15/32 (a)(b)(c)	3,713,554	3,639,858
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 1.3036% 6/15/34 (a)(b)(c)	3,726,918	3,588,098
Citigroup Commercial Mortgage Trust sequential payer Series 2012-GC8 Class A/S, 3.683% 9/10/45 (c)	2,157,000	2,179,985
COMM Mortgage Trust:
Series 2014-CR15 Class B, 4.6949% 2/10/47 (a)	920,000	961,435
Series 2014-UBS2 Class B, 4.701% 3/10/47	520,000	529,711
Series 2015-LC23 Class A2, 3.221% 10/10/48	1,400,000	1,405,599
Series 2020-CMB Class D, 3.6327% 2/10/37 (a)(c)	560,000	485,274
Credit Suisse Mortgage Trust floater Series 2019-ICE4:
Class A, 1 month U.S. LIBOR + 0.980% 1.1636% 5/15/36 (a)(b)(c)	5,485,000	5,357,841
Class C, 1 month U.S. LIBOR + 1.430% 1.6136% 5/15/36 (a)(b)(c)	1,015,000	971,754
Class D, 1 month U.S. LIBOR + 1.600% 1.7836% 5/15/36 (a)(b)(c)	780,000	740,348
CSAIL Commercial Mortgage Trust:
sequential payer Series 2015-C3 Class A4, 3.7182% 8/15/48	670,000	721,962
Series 2019-C16 Class A1, 2.3595% 6/15/52	584,439	594,805
CSMC Trust Series 2017-CHOP Class A, 1 month U.S. LIBOR + 0.750% 0.9336% 7/15/32 (a)(b)(c)	4,189,000	3,905,820
Great Wolf Trust floater Series 2019-WOLF:
Class A, 1 month U.S. LIBOR + 1.030% 1.2176% 12/15/36 (a)(b)(c)	575,000	537,904
Class C, 1 month U.S. LIBOR + 1.630% 1.8166% 12/15/36 (a)(b)(c)	600,000	524,845
GS Mortgage Securities Corp. Trust floater Series 2019-SOHO Class A, 1 month U.S. LIBOR + 0.900% 1.0836% 6/15/36 (a)(b)(c)	1,165,000	1,117,942
GS Mortgage Securities Trust:
Series 2016-GS3 Class A1, 1.429% 10/10/49	39,244	39,226
Series 2019-GC40 Class A1, 2.236% 7/10/52	1,596,229	1,620,558
Intown Hotel Portfolio Trust Series 2018-STAY:
Class A, 1 month U.S. LIBOR + 0.700% 0.8836% 1/15/33 (a)(b)(c)	245,000	231,521
Class C, 1 month U.S. LIBOR + 1.250% 1.4336% 1/15/33 (a)(b)(c)	205,000	183,695
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2018-GW Class A, 1 month U.S. LIBOR + 0.800% 0.9836% 5/15/35 (a)(b)(c)	2,440,000	2,262,791
Series 2019-BKWD:
Class A, 1 month U.S. LIBOR + 1.000% 1.1836% 9/15/29 (a)(b)(c)	1,911,000	1,839,387
Class B, 1 month U.S. LIBOR + 1.350% 1.5336% 9/15/29 (a)(b)(c)	1,830,000	1,705,503
Class C, 1 month U.S. LIBOR + 1.600% 1.7836% 9/15/29 (a)(b)(c)	575,000	515,367
sequential payer Series 2014-C20 Class A3A1, 3.4718% 7/15/47	1,713,932	1,738,134
Series 2013-C13 Class A4, 3.9936% 1/15/46 (a)	2,583,966	2,741,666
Morgan Stanley BAML Trust:
Series 2014-C18 Class A/S, 4.11% 10/15/47	370,000	384,590
Series 2016-C30 Class A1, 1.389% 9/15/49	114,658	114,532
Morgan Stanley Capital I Trust:
floater:
Series 2018-BOP Class A, 1 month U.S. LIBOR + 0.850% 1.0336% 8/15/33 (a)(b)(c)	5,790,000	5,541,859
Series 2019-AGLN Class A, 1 month U.S. LIBOR + 0.950% 1.1336% 3/15/34 (a)(b)(c)	3,558,000	3,406,177
Series 2011-C3 Class AJ, 5.2444% 7/15/49 (a)(c)	2,264,000	2,329,751
Series 2015-MS1 Class A1, 1.638% 5/15/48	33,116	33,092
Series 2019-H7 Class A1, 2.327% 7/15/52	1,581,749	1,592,215
Series 2019-MEAD Class D, 3.1771% 11/10/36 (c)	1,150,000	992,500
New Orleans Hotel Trust floater Series 2019-HNLA Class B, 1 month U.S. LIBOR + 1.289% 1.4723% 4/15/32 (a)(b)(c)	1,585,000	1,425,985
RETL floater Series 2019-RVP Class A, 1 month U.S. LIBOR + 1.150% 1.3336% 3/15/36 (a)(b)(c)	445,149	420,932
Slide floater Series 2018-FUN Class D, 1 month U.S. LIBOR + 1.850% 2.0336% 6/15/31 (a)(b)(c)	788,087	641,817
UBS-Barclays Commercial Mortgage Trust floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 0.988% 4/10/46 (a)(b)(c)	3,109,986	3,171,388
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2 Class A2, 3.02% 7/15/58	332,927	336,612
WF-RBS Commercial Mortgage Trust:
floater Series 2013-C14 Class A3, 1 month U.S. LIBOR + 0.720% 0.9036% 6/15/46 (a)(b)(c)	2,846,183	2,858,992
Series 2012-C6 Class B, 4.697% 4/15/45	760,000	771,333
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $83,537,197)		80,502,075

Municipal Securities - 0.0%
Connecticut Gen. Oblig. Series A:
1.998% 7/1/24 (e)	$285,000	$285,000
2% 7/1/23 (e)	115,000	115,687
2.098% 7/1/25 (e)	190,000	190,000
TOTAL MUNICIPAL SECURITIES
(Cost $590,687)		590,687

Foreign Government and Government Agency Obligations - 0.0%
Sweden Kingdom 1.3% 6/2/23 (Cost $1,148,655)(c)	$1,150,000	$1,154,645

Bank Notes - 0.7%
Citibank NA 2.844% 5/20/22 (a)	1,485,000	1,511,027
Discover Bank:
3.1% 6/4/20	$965,000	$965,074
3.2% 8/9/21	1,050,000	1,060,667
First Republic Bank 1.912% 2/12/24 (a)	2,031,000	2,057,150
KeyBank NA 2.3% 9/14/22	355,000	366,026
PNC Bank NA:
2.15% 4/29/21	3,042,000	3,084,807
2.45% 11/5/20	870,000	875,336
2.95% 1/30/23	695,000	729,719
RBS Citizens NA:
2.55% 5/13/21	1,320,000	1,341,619
3.25% 2/14/22	1,015,000	1,046,275
Regions Bank 3.374% 8/13/21 (a)	1,700,000	1,704,677
SunTrust Banks, Inc. 2.8% 5/17/22	10,965,000	11,407,812
Svenska Handelsbanken AB 3.35% 5/24/21	1,105,000	1,136,824
Synchrony Bank 3.65% 5/24/21	3,082,000	3,124,615
Truist Bank 1.25% 3/9/23	9,650,000	9,721,526
U.S. Bank NA, Cincinnati:
1.8% 1/21/22	5,000,000	5,098,644
3% 2/4/21	5,000,000	5,080,150
Wells Fargo Bank NA 3.625% 10/22/21	5,000,000	5,189,691
TOTAL BANK NOTES
(Cost $54,948,031)		55,501,639

Commercial Paper - 0.1%
Ford Motor Credit Co. LLC:
0% 7/27/20	810,000	805,172
0% 8/4/20	705,000	700,206
Syngenta Wilmington, Inc. 0% 6/25/20	1,880,000	1,877,800
The Boeing Co.:
0% 11/4/20	1,555,000	1,540,619
0% 11/16/20	1,510,000	1,494,464
UBS AG London Branch 1 month U.S. LIBOR + 0.340% 0.6028% 8/6/20 (a)(b)	5,000,000	5,000,506
TOTAL COMMERCIAL PAPER
(Cost $11,418,866)		11,418,767
	Shares	Value

Fixed-Income Funds - 0.7%
Bank Loan Funds - 0.7%
Fidelity Floating Rate High Income Fund (f)
(Cost $62,452,380)	6,647,858	58,035,797

Short-Term Funds - 58.8%
Short-Term Funds - 58.8%
Baird Short-Term Bond Fund - Institutional Class	27,303,990	270,036,461
Baird Ultra Short Bond Fund Institutional Class	33,408,936	336,427,989
BlackRock Low Duration Bond Portfolio Investor A Shares	36,543,553	349,721,804
Fidelity Conservative Income Bond Fund Institutional Class (f)	3,849,472	38,648,696
Fidelity Short-Term Bond Fund (f)	47,602,813	419,380,785
iShares Lehman 1-3 Year Treasury Bond ETF	4,720,015	409,036,500
iShares Short Maturity Bond ETF	5,126,077	254,868,548
iShares Ultra Short-Term Bond ETF	2,734,055	138,124,459
JPMorgan Ultra-Short Income ETF	5,093,335	257,671,818
JPMorgan Ultra-Short Municipal Fund Class I	4,998,100	50,180,919
Metropolitan West Low Duration Bond Fund - Class M	25,717,591	226,057,626
PIMCO Enhanced Low Duration Active ETF	502,985	50,680,769
PIMCO Enhanced Short Maturity Active ETF (g)	3,017,435	305,092,853
PIMCO Short-Term Fund - Administrator Class	154,344,371	1,498,683,833
Prudential Short-Term Corporate Bond Fund, Inc. Class A	11,562,131	128,686,517
TOTAL SHORT-TERM FUNDS
(Cost $4,706,683,766)		4,733,299,577

Money Market Funds - 3.9%
Fidelity Cash Central Fund 0.11% (h)	216,148,072	216,191,302
Fidelity Investments Money Market Government Portfolio Institutional Class 0.12% (f)(i)	82,618,947	82,618,947
Fidelity Securities Lending Cash Central Fund 0.10% (h)(j)	8,880,501	8,881,389
State Street Institutional U.S. Government Money Market Fund Premier Class .12% (i)	2,114,987	2,114,987
TOTAL MONEY MARKET FUNDS
(Cost $309,801,651)		309,806,625
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $8,051,624,596)		8,078,357,550
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(29,317,374)
NET ASSETS - 100%		$8,049,040,176

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	909	Sept. 2020	$200,746,969	$34,071	$34,071
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	175	Sept. 2020	24,335,938	(31,694)	(31,694)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	136	Sept. 2020	17,085,000	(25,886)	(25,886)
TOTAL FUTURES CONTRACTS					$(23,509)

The notional amount of futures purchased as a percentage of Net Assets is 2.5%

The notional amount of futures sold as a percentage of Net Assets is 0.5%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $769,295,053 or 9.6% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $552,300.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Affiliated Fund

 (g) Security or a portion of the security is on loan at period end.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

 (j) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$962,051
Fidelity Securities Lending Cash Central Fund	294,082
Total	$1,256,133

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Conservative Income Bond Fund Institutional Class	$63,454,234	$224,393,263	$249,327,584	$2,248,298	$493,416	$(364,633)	$38,648,696
Fidelity Floating Rate High Income Fund	112,629,093	3,951,659	53,033,308	3,951,678	(888,716)	(4,622,931)	58,035,797
Fidelity Investments Money Market Government Portfolio Institutional Class 0.12%	3,013,983	772,781,453	693,176,489	146,479	--	--	82,618,947
Fidelity Short-Term Bond Fund	624,495,388	11,041,879	225,776,164	11,041,896	3,562,158	6,057,524	419,380,785
Total	$803,592,698	$1,012,168,254	$1,221,313,545	$17,388,351	$3,166,858	$1,069,960	$598,684,225

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,904,051,627	$--	$1,904,051,627	$--
U.S. Government and Government Agency Obligations	287,401,623	--	287,401,623	--
U.S. Government Agency - Mortgage Securities	32,251,735	--	32,251,735	--
Asset-Backed Securities	525,766,919	--	525,766,919	--
Collateralized Mortgage Obligations	78,575,834	--	78,575,834	--
Commercial Mortgage Securities	80,502,075	--	80,502,075	--
Municipal Securities	590,687	--	590,687	--
Foreign Government and Government Agency Obligations	1,154,645	--	1,154,645	--
Bank Notes	55,501,639	--	55,501,639	--
Commercial Paper	11,418,767	--	11,418,767	--
Fixed-Income Funds	58,035,797	58,035,797	--	--
Short-Term Funds	4,733,299,577	4,733,299,577	--	--
Money Market Funds	309,806,625	309,806,625	--	--
Total Investments in Securities:	$8,078,357,550	$5,101,141,999	$2,977,215,551	$--
Derivative Instruments:
Assets
Futures Contracts	$34,071	$34,071	$--	$--
Total Assets	$34,071	$34,071	$--	$--
Liabilities
Futures Contracts	$(57,580)	$(57,580)	$--	$--
Total Liabilities	$(57,580)	$(57,580)	$--	$--
Total Derivative Instruments:	$(23,509)	$(23,509)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts(a)	$34,071	$(57,580)
Total Interest Rate Risk	34,071	(57,580)
Total Value of Derivatives	$34,071	$(57,580)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2020
Assets
Investment in securities, at value (including securities loaned of $8,675,238) — See accompanying schedule: Unaffiliated issuers (cost $7,237,230,784)	$7,254,600,634
Fidelity Central Funds (cost $225,067,717)	225,072,691
Other affiliated issuers (cost $589,326,095)	598,684,225
Total Investment in Securities (cost $8,051,624,596)		$8,078,357,550
Cash		2,281,799
Receivable for investments sold
Regular delivery		3,635,989
Delayed delivery		775,760
Receivable for fund shares sold		4,710,188
Dividends receivable		190
Interest receivable		10,226,290
Distributions receivable from Fidelity Central Funds		47,874
Receivable for daily variation margin on futures contracts		15,210
Prepaid expenses		25,562
Other receivables		96,322
Total assets		8,100,172,734
Liabilities
Payable for investments purchased
Regular delivery	$35,148,322
Delayed delivery	1,384,184
Payable for fund shares redeemed	4,227,787
Distributions payable	1,076,550
Accrued management fee	277,274
Other payables and accrued expenses	159,591
Collateral on securities loaned	8,858,850
Total liabilities		51,132,558
Net Assets		$8,049,040,176
Net Assets consist of:
Paid in capital		$8,058,103,301
Total accumulated earnings (loss)		(9,063,125)
Net Assets		$8,049,040,176
Net Asset Value, offering price and redemption price per share ($8,049,040,176 ÷ 799,890,330 shares)		$10.06

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2020
Investment Income
Dividends:
Unaffiliated issuers		$83,230,634
Affiliated issuers		17,388,351
Interest		70,991,714
Income from Fidelity Central Funds (including $294,082 from security lending)		1,256,133
Total income		172,866,832
Expenses
Management fee	$21,724,492
Accounting fees	105,016
Custodian fees and expenses	46,377
Independent trustees' fees and expenses	82,602
Registration fees	82,652
Audit	70,964
Legal	21,856
Miscellaneous	62,480
Total expenses before reductions	22,196,439
Expense reductions	(18,637,479)
Total expenses after reductions		3,558,960
Net investment income (loss)		169,307,872
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,304,609
Fidelity Central Funds	20,021
Other affiliated issuers	3,166,858
Foreign currency transactions	(1)
Futures contracts	3,515,891
Total net realized gain (loss)		13,007,378
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	9,159,211
Fidelity Central Funds	(1)
Other affiliated issuers	1,069,960
Futures contracts	(381,749)
Total change in net unrealized appreciation (depreciation)		9,847,421
Net gain (loss)		22,854,799
Net increase (decrease) in net assets resulting from operations		$192,162,671

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2020	Year ended May 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$169,307,872	$191,790,400
Net realized gain (loss)	13,007,378	(22,963,814)
Change in net unrealized appreciation (depreciation)	9,847,421	32,978,756
Net increase (decrease) in net assets resulting from operations	192,162,671	201,805,342
Distributions to shareholders	(168,201,353)	(196,218,113)
Share transactions
Proceeds from sales of shares	2,771,783,132	2,337,683,827
Reinvestment of distributions	153,886,892	184,555,853
Cost of shares redeemed	(2,045,344,183)	(4,224,267,039)
Net increase (decrease) in net assets resulting from share transactions	880,325,841	(1,702,027,359)
Total increase (decrease) in net assets	904,287,159	(1,696,440,130)
Net Assets
Beginning of period	7,144,753,017	8,841,193,147
End of period	$8,049,040,176	$7,144,753,017
Other Information
Shares
Sold	277,408,378	233,616,566
Issued in reinvestment of distributions	15,320,138	18,458,739
Redeemed	(204,536,004)	(422,246,045)
Net increase (decrease)	88,192,512	(170,170,740)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Short Duration Fund

Years ended May 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$10.03	$10.05	$10.01	$10.07
Income from Investment Operations
Net investment income (loss)A	.229	.254	.168	.136	.115
Net realized and unrealized gain (loss)	.020	.018	(.028)	.033	(.051)
Total from investment operations	.249	.272	.140	.169	.064
Distributions from net investment income	(.229)	(.259)	(.160)	(.129)	(.118)
Distributions from net realized gain	–	(.003)	–	–	(.006)
Total distributions	(.229)	(.262)	(.160)	(.129)	(.124)
Net asset value, end of period	$10.06	$10.04	$10.03	$10.05	$10.01
Total ReturnB	2.51%	2.75%	1.40%	1.69%	.64%
Ratios to Average Net AssetsC,D,E
Expenses before reductions	.30%	.32%	.35%	.36%	.36%
Expenses net of fee waivers, if any	.05%	.07%	.10%	.10%	.11%
Expenses net of all reductions	.05%	.07%	.10%	.10%	.11%
Net investment income (loss)	2.28%	2.54%	1.67%	1.36%	1.15%
Supplemental Data
Net assets, end of period (000 omitted)	$8,049,040	$7,144,753	$8,841,193	$9,920,937	$6,593,754
Portfolio turnover rateE	58%	33%	25%	26%	33%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amounts do not include the activity of Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2020

1. Organization.

Strategic Advisers Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, U.S. government and government agency obligations, commercial paper are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $96,317 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, futures contracts, foreign currency transactions, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$63,438,225
Gross unrealized depreciation	(36,295,759)
Net unrealized appreciation (depreciation)	$27,142,466
Tax Cost	$8,051,215,084

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,003,746
Capital loss carryforward	$(44,113,019)
Net unrealized appreciation (depreciation) on securities and other investments	$27,142,466

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(44,113,019)

The tax character of distributions paid was as follows:

	May 31, 2020	May 31, 2019
Ordinary Income	$168,021,353	$196,218,113

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Short Duration Fund	4,231,823,544	3,738,397,715

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .29% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Effective July 1, 2019 accounting fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. For the period, the fees were equivalent to less than .005%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Short Duration Fund	$1,525

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Strategic Advisers Short Duration Fund	$17,814

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2022. During the period, this waiver reduced the Fund's management fee by $ 18,549,563.

In addition, the investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $61,528.

In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $26,164 and $224, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Short Duration Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 16, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research, the Board of Trustees of the Museum of Fine Arts Boston and the Board of Overseers of the Massachusetts Eye and Ear Infirmary.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit), and member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-present) (technology company). Previously, Ms. Steiger served as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Christine Marcks (1955)

Year of Election or Appointment: 2019

Member of the Advisory Board

Ms. Marcks also serves as a Member of the Advisory Board of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2019 to May 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period-B December 1, 2019 to May 31, 2020
Actual	.05%	$1,000.00	$1,010.90	$.25
Hypothetical-C		$1,000.00	$1,024.75	$.25

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 5.88% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Short Duration Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers) and the sub-advisory agreements with FIAM LLC and T. Rowe Price Associates, Inc. (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2019 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2018, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Short Duration Fund

2018 Total Return % vs. Morningstar Ultrashort Bond and FTSE 6-Mo Treasury Bill:

75% beaten
25% beaten
Benchmark
Retail Class
2.000
1.900
1.800
1.700
1.600
1.500
1.400
1.300
1.200
1.907
1.880
1.350
1.295
1 Year
6.00
5.00
4.00
3.00
2.00
5.35
4.76
3.63
3.21
3 Year
7.00
6.00
5.00
4.00
3.00
2.00
6.17
6.00
3.62
3.38
5 Year

% Beaten

	1 Year	3 Year	5 Year
Retail Class	21%	62%	74%

The Board reviewed the fund’s relative investment performance against its peer group and noted that the performance of the fund was in the fourth quartile for the one-year period and in the second quartile for the three- and five-year periods ended December 31, 2018. The Board also noted that the fund had out-performed 21%, 62%, and 74% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2018. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period and higher than its benchmark for the three- and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2022 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.55%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Short Duration Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and above the median of its ASPG for the 12-month period ended December 31, 2018. The Board also noted that the fund's management fee rate was compared on a pre-waiver basis and, therefore, did not reflect the management fee waiver noted above. Giving effect to the waiver, however, the fund's management fee was below the ASPG for the 12-month period ended December 31, 2018.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2018.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2022.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

ASD-ANN-0720
1.934458.108

Strategic Advisers® Fidelity® Core Income Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

May 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2020	Past 1 year	Life of fundA
Strategic Advisers® Fidelity® Core Income Fund	8.94%	9.64%

 A From October 16, 2018

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$11,613	Strategic Advisers® Fidelity® Core Income Fund
$11,721	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted robust gains for the year ending May 31, 2020, with the Bloomberg Barclays U.S. Aggregate Bond Index advancing 9.42%. From June through October, bonds broadly rode a wave of easing monetary policy, with the Federal Reserve lowering short-term interest rates 75 basis points (0.75%) by year-end. Most bonds came under some pressure in the fourth quarter of 2019, given comments from the Fed that seemingly set a high bar for additional rate cuts. U.S. bonds rebounded strongly in January on renewed demand for safe-haven assets, as the spread of coronavirus threatened to hamper global economic growth. In February and March, U.S. Treasuries continued to surge, while riskier segments—led by corporate debt—largely retreated as a recession took hold. A historically rapid and expansive monetary/fiscal-policy response provided a partial offset to the economic disruption. This was evident in April and May, when credit-sensitive segments of the market rebounded strongly on improving infection data, plans for reopening the economy and progress on potential treatments. Within the bellwether index, U.S. Treasuries (+11.36%) led the way for the period, while corporate bonds produced a similarly hearty 10.03% return. Meanwhile, securitized sectors lagged the market despite gaining ground: agency mortgage-backed securities (+6.53%); commercial mortgage-backed securities (+6.18%); and asset-backed securities (+4.01%). Outside the index, U.S. corporate high-yield bonds gained 1.32%, while Treasury Inflation-Protected Securities (TIPS) rose 8.00%, according to Bloomberg Barclays.

Comments from Portfolio Manager Jonathan Duggan:  For the fiscal year, the Fund gained 8.94%, trailing the 9.42% advance of the benchmark Bloomberg Barclays U.S. Aggregate Bond Index. For the period as a whole, the portfolio had an underweighted allocation in corporate credit and its interest rate sensitivity was below that of the benchmark, all of which dampened relative performance. During the second half of 2019 and into 2020, I added funds investing in U.S. Treasuries and government-agency mortgage-backed securities (MBS), while cutting exposure to investment-grade credit. These moves reduced the Fund's credit risk, but not enough to fully offset the impact of the coronavirus-fueled downturn that occurred in March. Following the market selloff, I decreased the Fund's U.S. Treasuries allocation and used the proceeds to substantially boost our exposure to strategies emphasizing corporate bonds, which helped the Fund rally strongly in April and May. Fidelity® SAI® Total Bond Fund (+7%) – which pursues a multisector strategy and was the largest investment – also was the biggest detractor versus the benchmark. The fund's lower-than-benchmark duration and high-yield holdings worked against the broader portfolio's relative result. A small position in Fidelity® Floating Rate High Income Fund (-3%) also hampered relative performance, as high-yield bank loans significantly underperformed the investment-grade fixed-income market as a whole. On the plus side, two Fidelity SAI funds that concentrate on intermediate- and long-term U.S. Treasuries added considerable value the past 12 months. Also, the Core Investment Grade strategy managed by FIAM® (+10%) contributed due to an overweighting in corporate credit, an underweighting in MBS and solid bond selection. Looking ahead, we are optimistic about a recovery in the U.S. economy during the second half of this year and into 2021. At the same time, we remain cognizant of key risk factors, including U.S. elections later this year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2020

(by issuer, excluding cash equivalents)	% of fund's net assets
Fidelity SAI Total Bond Fund	37.2
Uniform Mortgage Backed Securities	7.1
U.S. Treasury Obligations	6.5
Fannie Mae	5.3
Fidelity SAI Long-Term Treasury Bond Index Fund	4.5
Ginnie Mae	2.9
Freddie Mac	2.6
Fidelity Floating Rate High Income Fund	2.3
Fidelity Corporate Bond Fund	2.0
Fidelity New Markets Income Fund	1.8

Asset Allocation (% of fund's net assets)

As of May 31, 2020
Corporate Bonds	18.7%
U.S. Government and U.S. Government Agency Obligations	26.6%
Asset-Backed Securities	2.4%
CMOs and Other Mortgage Related Securities	2.8%
Municipal Securities	0.2%
Bank Loan Funds	2.3%
High Yield Fixed-Income Funds	2.5%
Intermediate-Term Bond Funds	37.8%
Investment Grade Fixed-Income Funds	2.0%
Long Government Bond Funds	4.5%
Sector Funds	0.5%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.6)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments May 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 18.7%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.:
3.6% 2/17/23	$4,947,000	$5,257,132
4.1% 2/15/28	2,406,000	2,686,025
4.3% 2/15/30	3,992,000	4,535,953
4.45% 4/1/24	479,000	529,672
4.5% 3/9/48	33,904,000	38,591,459
4.75% 5/15/46	41,310,000	48,161,394
4.9% 6/15/42	6,909,000	7,896,685
5.55% 8/15/41	12,537,000	15,695,932
6.2% 3/15/40	2,303,000	3,060,481
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (a)	1,246,000	1,229,416
7.5% 10/15/26 (a)	1,565,000	1,596,300
Century Telephone Enterprises, Inc. 6.875% 1/15/28	40,000	41,800
CenturyLink, Inc.:
5.125% 12/15/26 (a)	1,185,000	1,196,850
5.625% 4/1/25	415,000	427,450
Level 3 Financing, Inc.:
5.25% 3/15/26	1,028,000	1,063,980
5.375% 1/15/24	2,779,000	2,813,738
5.375% 5/1/25	613,000	629,741
Sable International Finance Ltd. 5.75% 9/7/27 (a)	2,595,000	2,614,463
SFR Group SA:
7.375% 5/1/26 (a)	1,245,000	1,310,363
8.125% 2/1/27 (a)	325,000	357,500
Telecom Italia Capital SA:
6% 9/30/34	286,000	308,165
6.375% 11/15/33	162,000	181,035
Telecom Italia SpA 5.303% 5/30/24 (a)	2,014,000	2,109,323
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (a)	800,000	832,000
Verizon Communications, Inc.:
3% 3/22/27	2,190,000	2,385,170
3.15% 3/22/30	3,550,000	3,935,087
4% 3/22/50	3,635,000	4,464,333
4.329% 9/21/28	10,293,000	12,292,331
4.862% 8/21/46	22,754,000	30,527,742
5.012% 4/15/49	1,323,000	1,834,576
		198,566,096
Entertainment - 0.1%
NBCUniversal, Inc.:
4.45% 1/15/43	2,043,000	2,516,734
5.95% 4/1/41	1,429,000	2,061,406
Netflix, Inc.:
4.375% 11/15/26	395,000	419,344
4.875% 4/15/28	345,000	368,288
4.875% 6/15/30 (a)	175,000	188,930
5.375% 11/15/29 (a)	285,000	316,379
5.875% 11/15/28	450,000	512,042
6.375% 5/15/29	135,000	158,288
The Walt Disney Co.:
2.2% 1/13/28	10,316,000	10,762,598
2.65% 1/13/31	13,000,000	13,863,668
		31,167,677
Interactive Media & Services - 0.0%
Match Group, Inc. 4.125% 8/1/30 (a)	170,000	166,600
Media - 1.0%
Altice Financing SA:
5% 1/15/28 (a)	225,000	226,898
7.5% 5/15/26 (a)	819,000	862,301
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.5% 8/15/30 (a)	435,000	451,313
5% 2/1/28 (a)	2,401,000	2,514,735
5.125% 5/1/27 (a)	1,159,000	1,216,973
5.375% 5/1/25 (a)	1,393,000	1,431,308
5.5% 5/1/26 (a)	528,000	558,360
5.75% 2/15/26 (a)	438,000	456,694
5.875% 5/1/27 (a)	697,000	730,108
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
2.8% 4/1/31	25,100,000	25,092,752
3.7% 4/1/51	20,100,000	19,376,786
4.464% 7/23/22	5,986,000	6,374,835
4.8% 3/1/50	10,000,000	11,135,309
4.908% 7/23/25	4,642,000	5,313,616
5.375% 5/1/47	41,310,000	48,898,696
5.75% 4/1/48	18,275,000	22,503,886
Comcast Corp.:
3.1% 4/1/25	1,028,000	1,123,514
3.3% 4/1/27	2,776,000	3,080,422
3.4% 4/1/30	2,848,000	3,210,977
3.75% 4/1/40	1,000,000	1,146,029
3.9% 3/1/38	1,096,000	1,277,418
4.6% 8/15/45	2,885,000	3,649,124
4.65% 7/15/42	2,578,000	3,266,619
CSC Holdings LLC:
5.375% 7/15/23 (a)	1,258,000	1,276,518
5.5% 5/15/26 (a)	503,000	525,484
5.5% 4/15/27 (a)	564,000	596,430
Discovery Communications LLC:
3.625% 5/15/30	6,407,000	6,768,936
4.65% 5/15/50	17,335,000	18,427,985
DISH DBS Corp. 5.875% 11/15/24	638,000	629,891
Fox Corp.:
3.666% 1/25/22	902,000	940,519
4.03% 1/25/24	1,586,000	1,743,549
4.709% 1/25/29	2,296,000	2,683,899
5.476% 1/25/39	2,264,000	2,903,578
5.576% 1/25/49	1,502,000	1,989,225
Radiate Holdco LLC/Radiate Financial Service Ltd. 6.625% 2/15/25 (a)	365,000	373,939
Sirius XM Radio, Inc.:
4.625% 7/15/24 (a)	337,000	345,054
5% 8/1/27 (a)	375,000	391,875
5.375% 4/15/25 (a)	1,110,000	1,139,004
5.375% 7/15/26 (a)	2,275,000	2,358,891
Time Warner Cable, Inc.:
4% 9/1/21	12,819,000	13,138,707
4.5% 9/15/42	886,000	948,738
5.5% 9/1/41	1,530,000	1,804,920
5.875% 11/15/40	3,289,000	4,037,736
6.55% 5/1/37	5,846,000	7,457,586
6.75% 6/15/39	4,614,000	6,050,444
7.3% 7/1/38	3,785,000	5,046,947
Virgin Media Secured Finance PLC 5.5% 8/15/26 (a)	709,000	739,133
Ziggo Bond Co. BV 5.125% 2/28/30 (a)	540,000	553,500
Ziggo BV 5.5% 1/15/27 (a)	3,220,000	3,386,893
		250,158,054
Wireless Telecommunication Services - 0.3%
Intelsat Jackson Holdings SA 8% 2/15/24 (a)	1,445,000	1,459,450
Millicom International Cellular SA:
5.125% 1/15/28 (a)	1,200,000	1,194,060
6% 3/15/25 (a)	240,000	242,700
6.625% 10/15/26 (a)	1,253,000	1,313,301
Neptune Finco Corp.:
6.625% 10/15/25 (a)	4,701,000	4,914,190
10.875% 10/15/25 (a)	55,000	59,549
SoftBank Group Corp. 5.375% 7/30/22 (Reg. S)	543,000	560,648
Sprint Communications, Inc. 6% 11/15/22	2,100,000	2,231,250
Sprint Corp. 7.875% 9/15/23	600,000	681,000
T-Mobile U.S.A., Inc.:
3.75% 4/15/27 (a)	12,750,000	13,785,173
3.875% 4/15/30 (a)	23,877,000	25,884,578
4.375% 4/15/40 (a)	2,340,000	2,579,990
4.5% 2/1/26	376,000	386,479
4.5% 4/15/50 (a)	4,597,000	5,168,545
6.375% 3/1/25	2,175,000	2,243,099
Ypso Finance BIS SA 6% 2/15/28 (a)	250,000	243,125
		62,947,137

TOTAL COMMUNICATION SERVICES		543,005,564

CONSUMER DISCRETIONARY - 1.4%
Automobiles - 0.3%
General Motors Co. 5.4% 10/2/23	18,263,000	19,291,012
General Motors Financial Co., Inc.:
3.7% 5/9/23	8,751,000	8,752,867
4.25% 5/15/23	1,359,000	1,366,491
4.375% 9/25/21	5,310,000	5,340,655
5.2% 3/20/23	11,203,000	11,662,627
Volkswagen Group of America Finance LLC:
2.9% 5/13/22 (a)	10,524,000	10,708,781
3.125% 5/12/23 (a)	9,168,000	9,414,557
3.35% 5/13/25 (a)	14,765,000	15,382,635
		81,919,625
Diversified Consumer Services - 0.0%
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (a)	765,000	682,763
Service Corp. International 5.125% 6/1/29	970,000	1,045,175
		1,727,938
Hotels, Restaurants & Leisure - 0.1%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (a)	743,000	751,610
4.375% 1/15/28 (a)	670,000	658,275
5.75% 4/15/25 (a)	210,000	223,062
Aramark Services, Inc.:
4.75% 6/1/26	843,000	830,355
5% 2/1/28 (a)	2,230,000	2,196,550
6.375% 5/1/25 (a)	705,000	737,987
Caesars Resort Collection LLC 5.25% 10/15/25 (a)	836,000	743,518
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25	836,000	829,730
4.875% 4/1/27	164,000	162,770
KFC Holding Co./Pizza Hut Holding LLC 5% 6/1/24 (a)	836,000	855,721
McDonald's Corp.:
3.3% 7/1/25	1,059,000	1,169,825
3.5% 7/1/27	3,014,000	3,369,555
3.6% 7/1/30	3,587,000	4,059,126
4.2% 4/1/50	1,814,000	2,145,964
MCE Finance Ltd. 4.875% 6/6/25 (a)	750,000	740,577
MGM Mirage, Inc.:
5.75% 6/15/25	820,000	817,950
6% 3/15/23	606,000	607,388
Starbucks Corp. 1.3% 5/7/22	5,502,000	5,574,444
Twin River Worldwide Holdings, Inc. 6.75% 6/1/27 (a)	360,000	335,700
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (a)	478,000	454,162
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% 5/15/27 (a)	1,117,000	1,036,018
5.5% 3/1/25 (a)	700,000	678,563
Wynn Macau Ltd.:
4.875% 10/1/24 (a)	762,000	753,666
5.5% 10/1/27 (a)	425,000	423,805
Yum! Brands, Inc. 7.75% 4/1/25 (a)	805,000	889,525
		31,045,846
Household Durables - 0.2%
Lennar Corp.:
4.75% 11/29/27	9,429,000	10,277,610
5% 6/15/27	12,243,000	13,191,833
5.25% 6/1/26	2,965,000	3,187,375
Toll Brothers Finance Corp.:
4.35% 2/15/28	14,431,000	14,719,620
4.875% 11/15/25	45,000	47,372
4.875% 3/15/27	15,464,000	16,275,860
5.625% 1/15/24	950,000	1,007,000
		58,706,670
Leisure Products - 0.1%
Hasbro, Inc.:
2.6% 11/19/22	2,845,000	2,914,662
3% 11/19/24	6,474,000	6,599,516
Mattel, Inc. 6.75% 12/31/25 (a)	355,000	370,088
		9,884,266
Multiline Retail - 0.0%
Target Corp.:
2.25% 4/15/25	2,938,000	3,131,441
2.65% 9/15/30	2,547,000	2,769,756
		5,901,197
Specialty Retail - 0.6%
AutoNation, Inc. 4.75% 6/1/30	1,430,000	1,488,793
AutoZone, Inc.:
3.625% 4/15/25	2,041,000	2,241,474
4% 4/15/30	19,121,000	21,523,051
Lowe's Companies, Inc.:
4% 4/15/25	2,745,000	3,103,082
4.5% 4/15/30	6,744,000	8,112,932
5% 4/15/40	13,952,000	17,809,371
5.125% 4/15/50	22,864,000	30,778,225
O'Reilly Automotive, Inc. 4.2% 4/1/30	2,105,000	2,375,432
The Home Depot, Inc.:
2.5% 4/15/27	1,347,000	1,466,897
2.7% 4/15/30	2,506,000	2,735,200
3.3% 4/15/40	3,065,000	3,423,139
3.35% 4/15/50	1,723,000	1,947,344
TJX Companies, Inc.:
3.5% 4/15/25	3,342,000	3,733,839
3.75% 4/15/27	7,767,000	8,812,996
3.875% 4/15/30	14,400,000	16,911,896
4.5% 4/15/50	9,275,000	11,755,956
		138,219,627
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc.:
2.4% 3/27/25	1,249,000	1,339,833
2.75% 3/27/27	2,810,000	3,072,454
2.85% 3/27/30	5,133,000	5,703,592
3.25% 3/27/40	4,305,000	4,801,251
3.375% 3/27/50	3,380,000	3,907,793
The William Carter Co. 5.625% 3/15/27 (a)	446,000	455,585
Wolverine World Wide, Inc. 6.375% 5/15/25 (a)	645,000	667,575
		19,948,083

TOTAL CONSUMER DISCRETIONARY		347,353,252

CONSUMER STAPLES - 1.6%
Beverages - 0.8%
Anheuser-Busch InBev Finance, Inc.:
3.65% 2/1/26	8,244,000	9,067,881
4.7% 2/1/36	6,600,000	7,535,540
4.9% 2/1/46	14,391,000	16,651,123
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30	10,375,000	11,385,600
4.35% 6/1/40	6,274,000	7,004,026
4.5% 6/1/50	11,500,000	12,851,657
4.6% 6/1/60	18,803,000	21,244,556
4.75% 1/23/29	11,220,000	13,256,352
4.75% 4/15/58	5,641,000	6,424,588
5.45% 1/23/39	5,480,000	6,734,750
5.55% 1/23/49	13,389,000	16,787,266
5.8% 1/23/59 (Reg. S)	14,304,000	18,829,026
Constellation Brands, Inc. 4.75% 11/15/24	3,799,000	4,347,111
PepsiCo, Inc.:
2.625% 3/19/27	1,114,000	1,218,322
2.75% 3/19/30	5,700,000	6,298,167
3.5% 3/19/40	3,746,000	4,481,716
3.625% 3/19/50	5,700,000	6,829,680
3.875% 3/19/60	2,970,000	3,724,630
The Coca-Cola Co.:
3.375% 3/25/27	7,649,000	8,738,405
3.45% 3/25/30	5,990,000	6,950,326
4.125% 3/25/40	3,394,000	4,216,227
4.2% 3/25/50	6,338,000	8,190,426
		202,767,375
Food & Staples Retailing - 0.5%
ESAL GmbH 6.25% 2/5/23 (a)	280,000	282,660
Sysco Corp.:
5.65% 4/1/25	18,573,000	21,153,750
5.95% 4/1/30	5,150,000	6,192,932
6.6% 4/1/40	13,806,000	17,303,441
6.6% 4/1/50	53,060,000	68,513,388
U.S. Foods, Inc. 6.25% 4/15/25 (a)	445,000	461,131
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	1,926,000	1,981,625
		115,888,927
Food Products - 0.2%
Archer Daniels Midland Co.:
2.75% 3/27/25	1,766,000	1,903,526
3.25% 3/27/30	2,937,000	3,319,685
Conagra Brands, Inc. 3.8% 10/22/21	1,548,000	1,608,675
Darling Ingredients, Inc. 5.25% 4/15/27 (a)	285,000	296,400
General Mills, Inc. 2.875% 4/15/30	1,277,000	1,372,757
H.J. Heinz Co.:
3.875% 5/15/27 (a)	560,000	585,061
4.25% 3/1/31 (a)	525,000	558,638
4.375% 6/1/46	11,995,000	11,208,889
4.875% 10/1/49 (a)	10,000,000	9,821,072
5.2% 7/15/45	6,203,000	6,360,902
H.J. Heinz Finance Co. 7.125% 8/1/39 (a)	9,489,000	11,632,116
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	2,236,000	2,291,900
5.875% 7/15/24 (a)	2,434,000	2,473,553
6.75% 2/15/28 (a)	269,000	291,144
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (a)	710,000	736,625
6.5% 4/15/29 (a)	1,956,000	2,127,150
Lamb Weston Holdings, Inc. 4.875% 5/15/28 (a)	825,000	863,940
		57,452,033
Household Products - 0.0%
Kimberly-Clark Corp. 3.1% 3/26/30	720,000	822,275
Procter & Gamble Co.:
2.8% 3/25/27	1,441,000	1,598,530
3% 3/25/30	3,454,000	3,957,868
3.55% 3/25/40	2,491,000	3,005,433
3.6% 3/25/50	2,416,000	3,033,340
		12,417,446
Personal Products - 0.1%
Estee Lauder Companies, Inc.:
2.6% 4/15/30	7,880,000	8,518,671
3.125% 12/1/49	5,608,000	5,944,256
		14,462,927

TOTAL CONSUMER STAPLES		402,988,708

ENERGY - 1.6%
Energy Equipment & Services - 0.0%
El Paso Pipeline Partners Operating Co. LLC 5% 10/1/21	1,456,000	1,510,509
Jonah Energy LLC 7.25% 10/15/25 (a)	301,000	15,050
Summit Midstream Holdings LLC 5.5% 8/15/22	600,000	288,000
		1,813,559
Oil, Gas & Consumable Fuels - 1.6%
Alberta Energy Co. Ltd. 8.125% 9/15/30	5,649,000	5,143,106
Amerada Hess Corp.:
7.125% 3/15/33	1,403,000	1,525,268
7.3% 8/15/31	1,709,000	1,834,978
7.875% 10/1/29	4,789,000	5,298,577
Canadian Natural Resources Ltd.:
3.45% 11/15/21	2,648,000	2,690,874
5.85% 2/1/35	2,024,000	2,179,913
Cenovus Energy, Inc. 4.25% 4/15/27	6,131,000	5,564,408
Cheniere Energy Partners LP:
5.25% 10/1/25	4,295,000	4,337,950
5.625% 10/1/26	730,000	742,994
Chesapeake Energy Corp.:
7% 10/1/24	210,000	7,875
8% 6/15/27	1,005,000	15,075
Columbia Pipeline Group, Inc.:
3.3% 6/1/20	2,797,000	2,797,000
4.5% 6/1/25	852,000	956,023
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (a)	600,000	522,000
5.75% 4/1/25	1,671,000	1,554,030
6.25% 4/1/23	750,000	714,375
CVR Energy, Inc.:
5.25% 2/15/25 (a)	790,000	711,000
5.75% 2/15/28 (a)	105,000	93,319
DCP Midstream LLC:
4.75% 9/30/21 (a)	2,233,000	2,188,340
5.85% 5/21/43 (a)(b)	4,466,000	2,802,415
DCP Midstream Operating LP:
3.875% 3/15/23	3,116,000	2,944,620
5.125% 5/15/29	850,000	773,500
5.375% 7/15/25	1,605,000	1,552,147
5.6% 4/1/44	2,703,000	1,973,190
Denbury Resources, Inc.:
7.75% 2/15/24 (a)	770,000	315,700
9.25% 3/31/22 (a)	70,000	28,000
EG Global Finance PLC:
6.75% 2/7/25 (a)	530,000	536,514
8.5% 10/30/25 (a)	910,000	948,675
El Paso Corp. 6.5% 9/15/20	7,470,000	7,539,409
Enable Midstream Partners LP 3.9% 5/15/24 (b)	869,000	788,634
Enbridge Energy Partners LP 4.2% 9/15/21	2,622,000	2,702,927
Enbridge, Inc.:
4% 10/1/23	3,854,000	4,152,134
4.25% 12/1/26	1,461,000	1,616,659
Encana Corp. 5.15% 11/15/41	3,000,000	1,821,843
Energy Transfer Partners LP:
3.75% 5/15/30	3,643,000	3,591,417
4.2% 9/15/23	1,203,000	1,250,658
4.25% 3/15/23	1,393,000	1,444,535
4.5% 4/15/24	1,576,000	1,660,592
4.95% 6/15/28	4,103,000	4,322,296
5% 5/15/50	7,800,000	7,473,295
5.25% 4/15/29	2,564,000	2,746,516
5.8% 6/15/38	2,288,000	2,359,716
6% 6/15/48	1,490,000	1,574,205
6.25% 4/15/49	1,761,000	1,911,412
Global Partners LP/GLP Finance Corp. 7% 8/1/27	1,200,000	1,043,640
Hess Corp.:
4.3% 4/1/27	1,341,000	1,349,203
5.6% 2/15/41	2,100,000	2,083,667
5.8% 4/1/47	5,019,000	5,040,338
Hess Midstream Partners LP:
5.125% 6/15/28 (a)	780,000	737,100
5.625% 2/15/26 (a)	1,503,000	1,450,395
Hilcorp Energy I LP/Hilcorp Finance Co. 5% 12/1/24 (a)	542,000	476,960
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (a)	910,000	896,350
Kinder Morgan Energy Partners LP 3.45% 2/15/23	2,000,000	2,091,969
Kinder Morgan, Inc. 5.55% 6/1/45	3,046,000	3,730,466
Marathon Petroleum Corp. 5.125% 3/1/21	1,583,000	1,619,299
MPLX LP:
3 month U.S. LIBOR + 0.900% 1.8989% 9/9/21 (b)(c)	2,253,000	2,180,386
3 month U.S. LIBOR + 1.100% 2.0989% 9/9/22 (b)(c)	3,392,000	3,202,745
4.8% 2/15/29	1,376,000	1,500,189
4.875% 12/1/24	1,974,000	2,117,751
5.5% 2/15/49	4,129,000	4,674,524
Occidental Petroleum Corp.:
2.6% 8/13/21	2,203,000	2,121,489
2.7% 8/15/22	1,947,000	1,780,921
2.9% 8/15/24	6,978,000	5,547,510
3.125% 2/15/22	4,013,000	3,757,532
3.2% 8/15/26	865,000	631,191
3.4% 4/15/26	115,000	84,813
3.5% 8/15/29	2,726,000	1,833,235
4.3% 8/15/39	562,000	332,985
4.4% 4/15/46	235,000	141,294
4.4% 8/15/49	3,717,000	2,202,323
4.85% 3/15/21	1,251,000	1,225,980
5.55% 3/15/26	5,689,000	4,835,650
6.2% 3/15/40	160,000	109,200
6.45% 9/15/36	4,975,000	3,569,563
6.6% 3/15/46	4,886,000	3,395,770
7.5% 5/1/31	7,400,000	6,068,000
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (a)	665,000	720,009
Petrobras Global Finance BV 7.25% 3/17/44	27,432,000	28,416,809
Petroleos Mexicanos:
6.35% 2/12/48	1,560,000	1,137,581
6.49% 1/23/27 (a)	3,630,000	3,189,863
6.5% 3/13/27	4,256,000	3,758,580
6.75% 9/21/47	22,490,000	17,457,863
6.84% 1/23/30 (a)	15,264,000	13,050,625
6.95% 1/28/60 (a)	7,166,000	5,474,824
7.69% 1/23/50 (a)	52,206,000	43,461,495
Phillips 66 Co.:
3.7% 4/6/23	860,000	918,919
3.85% 4/9/25	1,108,000	1,219,224
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29	1,968,000	1,858,743
3.6% 11/1/24	1,903,000	1,901,638
3.65% 6/1/22	3,779,000	3,786,675
QEP Resources, Inc. 5.25% 5/1/23	836,000	445,170
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22	2,000,000	2,106,743
Sabine Pass Liquefaction LLC 4.5% 5/15/30 (a)	14,626,000	16,009,697
Sunoco Logistics Partner Operations LP 5.4% 10/1/47	1,732,000	1,720,446
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23	35,000	35,514
5.5% 2/15/26	1,315,000	1,321,575
5.875% 3/15/28	135,000	136,688
6% 4/15/27	15,000	15,397
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	516,000	504,488
5.125% 2/1/25	953,000	949,140
5.375% 2/1/27	128,000	127,200
5.875% 4/15/26	881,000	896,418
The Williams Companies, Inc.:
3.5% 11/15/30	15,742,000	16,486,650
3.7% 1/15/23	808,000	842,391
4.55% 6/24/24	8,829,000	9,571,390
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30 (a)	1,873,000	1,993,154
3.95% 5/15/50 (a)	6,066,000	6,437,837
Valero Energy Corp.:
2.7% 4/15/23	3,084,000	3,190,855
2.85% 4/15/25	1,774,000	1,864,994
Viper Energy Partners LP 5.375% 11/1/27 (a)	600,000	595,500
Western Gas Partners LP:
3.1% 2/1/25	245,000	228,002
3.95% 6/1/25	1,280,000	1,190,016
4% 7/1/22	125,000	122,890
4.05% 2/1/30	410,000	367,852
4.65% 7/1/26	2,775,000	2,588,298
4.75% 8/15/28	1,236,000	1,118,580
5.25% 2/1/50	90,000	72,873
5.3% 3/1/48	240,000	187,200
5.375% 6/1/21	4,807,000	4,746,913
Williams Partners LP:
4% 11/15/21	1,425,000	1,467,344
4.125% 11/15/20	474,000	475,293
4.3% 3/4/24	1,992,000	2,141,968
5.1% 9/15/45	9,765,000	10,952,180
		386,804,056

TOTAL ENERGY		388,617,615

FINANCIALS - 7.8%
Banks - 3.8%
Bank of America Corp.:
3.004% 12/20/23 (b)	10,687,000	11,166,959
3.3% 1/11/23	2,658,000	2,813,110
3.419% 12/20/28 (b)	5,193,000	5,650,147
3.5% 4/19/26	6,078,000	6,735,192
3.95% 4/21/25	37,660,000	41,147,266
4% 1/22/25	26,856,000	29,311,278
4.1% 7/24/23	1,426,000	1,559,260
4.183% 11/25/27	6,909,000	7,750,251
4.2% 8/26/24	8,311,000	9,165,582
4.25% 10/22/26	38,178,000	42,863,203
4.45% 3/3/26	6,522,000	7,344,957
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.730% 1.8653% 7/20/22 (a)(b)(c)	8,158,000	8,164,130
Barclays Bank PLC:
1.7% 5/12/22	5,246,000	5,317,645
10.179% 6/12/21 (a)	1,750,000	1,893,483
Barclays PLC:
2.852% 5/7/26 (b)	14,944,000	15,309,807
4.375% 1/12/26	4,468,000	4,914,085
4.836% 5/9/28	6,102,000	6,565,637
5.088% 6/20/30 (b)	29,218,000	32,560,860
5.2% 5/12/26	1,556,000	1,708,021
BPCE SA 4.875% 4/1/26 (a)	7,383,000	8,187,938
Capital One NA 2.15% 9/6/22	5,537,000	5,606,791
CIT Group, Inc.:
4.75% 2/16/24	2,520,000	2,524,712
6.125% 3/9/28	4,920,000	5,092,200
Citigroup, Inc.:
2.7% 10/27/22	32,935,000	34,110,863
3.352% 4/24/25 (b)	6,844,000	7,280,820
4.05% 7/30/22	1,320,000	1,395,254
4.075% 4/23/29 (b)	4,606,000	5,143,699
4.125% 7/25/28	6,909,000	7,583,434
4.3% 11/20/26	1,766,000	1,965,466
4.4% 6/10/25	19,341,000	21,393,990
4.412% 3/31/31 (b)	34,201,000	39,390,508
4.45% 9/29/27	21,445,000	23,840,805
4.5% 1/14/22	3,193,000	3,374,043
4.6% 3/9/26	17,445,000	19,536,127
5.3% 5/6/44	9,501,000	12,052,816
5.5% 9/13/25	7,738,000	9,051,060
Citizens Financial Group, Inc.:
4.15% 9/28/22 (a)	3,130,000	3,265,720
4.3% 12/3/25	6,411,000	7,001,181
Comerica, Inc. 3.7% 7/31/23	14,084,000	15,056,226
Commonwealth Bank of Australia 3.61% 9/12/34 (a)(b)	3,723,000	3,851,419
Credit Suisse Group Funding Guernsey Ltd.:
3.75% 3/26/25	9,717,000	10,551,708
3.8% 9/15/22	4,767,000	5,032,339
3.8% 6/9/23	6,892,000	7,316,395
4.55% 4/17/26	3,126,000	3,545,957
Fifth Third Bancorp 8.25% 3/1/38	1,098,000	1,648,793
HSBC Holdings PLC:
4.25% 3/14/24	1,433,000	1,526,582
4.95% 3/31/30	2,548,000	2,991,382
5.25% 3/14/44	1,039,000	1,272,192
Huntington Bancshares, Inc. 7% 12/15/20	736,000	757,880
Intesa Sanpaolo SpA:
5.017% 6/26/24 (a)	10,324,000	10,351,996
5.71% 1/15/26 (a)	29,145,000	29,974,183
JPMorgan Chase & Co.:
2.95% 10/1/26	3,081,000	3,321,568
2.956% 5/13/31 (b)	7,934,000	8,168,022
3.797% 7/23/24 (b)	9,901,000	10,639,499
3.875% 9/10/24	6,291,000	6,913,163
4.125% 12/15/26	25,341,000	28,598,018
4.35% 8/15/21	8,482,000	8,875,533
4.625% 5/10/21	1,251,000	1,298,903
Rabobank Nederland 4.375% 8/4/25	4,789,000	5,305,184
Regions Financial Corp. 2.25% 5/18/25	12,128,000	12,355,534
Royal Bank of Scotland Group PLC:
3.073% 5/22/28 (b)	8,707,000	8,911,998
4.8% 4/5/26	19,815,000	22,198,084
5.125% 5/28/24	35,958,000	38,686,611
6% 12/19/23	43,478,000	47,903,079
6.1% 6/10/23	19,857,000	21,683,067
6.125% 12/15/22	21,905,000	23,646,496
Royal Bank of Scotland PLC 2.375% 5/21/23 (a)	15,700,000	15,834,659
Societe Generale 4.25% 4/14/25 (a)	7,110,000	7,359,719
Synchrony Bank 3% 6/15/22	3,984,000	3,998,356
UniCredit SpA 6.572% 1/14/22 (a)	6,953,000	7,246,663
Wells Fargo & Co.:
2.406% 10/30/25 (b)	7,739,000	7,943,057
4.3% 7/22/27	25,328,000	28,505,622
4.478% 4/4/31 (b)	19,300,000	22,547,302
5.013% 4/4/51 (b)	32,990,000	43,404,988
Westpac Banking Corp. 4.11% 7/24/34 (b)	5,171,000	5,560,876
		944,521,353
Capital Markets - 1.8%
Affiliated Managers Group, Inc. 4.25% 2/15/24	1,396,000	1,502,079
Ares Capital Corp. 4.2% 6/10/24	15,463,000	14,794,244
Credit Suisse Group AG:
2.593% 9/11/25 (a)(b)	14,306,000	14,628,724
4.194% 4/1/31 (a)(b)	37,158,000	41,212,168
Deutsche Bank AG 4.5% 4/1/25	15,769,000	15,542,753
Deutsche Bank AG New York Branch:
3.3% 11/16/22	7,369,000	7,437,673
4.1% 1/13/26	8,332,000	8,475,642
5% 2/14/22	11,778,000	12,144,547
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	10,640,000	10,871,136
3.2% 2/23/23	5,987,000	6,295,790
3.272% 9/29/25 (b)	35,921,000	38,018,850
3.8% 3/15/30	20,550,000	22,718,486
4.25% 10/21/25	12,215,000	13,574,393
6.75% 10/1/37	59,592,000	82,410,273
Intercontinental Exchange, Inc.:
2.75% 12/1/20	1,140,000	1,153,251
3.75% 12/1/25	2,038,000	2,306,103
Moody's Corp.:
3.25% 1/15/28	2,085,000	2,300,326
3.75% 3/24/25	8,761,000	9,770,131
4.875% 2/15/24	1,958,000	2,198,207
Morgan Stanley:
3 month U.S. LIBOR + 0.930% 2.0276% 7/22/22 (b)(c)	3,745,000	3,737,061
3.125% 1/23/23	5,527,000	5,834,759
3.125% 7/27/26	14,775,000	16,006,862
3.622% 4/1/31 (b)	17,370,000	19,286,494
3.625% 1/20/27	16,594,000	18,400,943
3.7% 10/23/24	4,754,000	5,216,433
3.75% 2/25/23	3,789,000	4,052,719
3.875% 4/29/24	4,377,000	4,792,106
4.1% 5/22/23	7,911,000	8,474,077
4.431% 1/23/30 (b)	5,526,000	6,465,191
4.875% 11/1/22	9,955,000	10,800,008
5% 11/24/25	21,351,000	24,570,367
5.75% 1/25/21	4,669,000	4,823,339
MSCI, Inc.:
4.75% 8/1/26 (a)	900,000	938,250
5.375% 5/15/27 (a)	1,242,000	1,335,150
State Street Corp.:
2.825% 3/30/23 (a)(b)	1,216,000	1,257,410
2.901% 3/30/26 (a)(b)	1,141,000	1,226,486
3.152% 3/30/31 (a)(b)	777,000	860,426
		445,432,857
Consumer Finance - 1.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	8,576,000	7,111,236
3.5% 5/26/22	1,452,000	1,346,239
4.125% 7/3/23	4,250,000	3,783,720
4.45% 12/16/21	3,670,000	3,483,333
4.45% 4/3/26	4,254,000	3,533,253
4.5% 5/15/21	1,333,000	1,299,220
4.875% 1/16/24	6,629,000	5,927,095
5% 10/1/21	1,999,000	1,924,101
Ally Financial, Inc.:
3.875% 5/21/24	9,264,000	9,357,474
4.625% 3/30/25	3,595,000	3,702,850
5.125% 9/30/24	4,859,000	5,056,421
5.75% 11/20/25	1,188,000	1,235,520
5.8% 5/1/25	9,417,000	10,294,853
8% 11/1/31	5,369,000	6,774,926
Capital One Financial Corp.:
2.6% 5/11/23	13,728,000	14,096,546
3.65% 5/11/27	21,700,000	22,642,609
3.8% 1/31/28	6,880,000	7,227,566
Discover Financial Services:
3.85% 11/21/22	2,241,000	2,320,977
3.95% 11/6/24	1,874,000	1,985,074
4.1% 2/9/27	17,218,000	17,854,894
4.5% 1/30/26	5,913,000	6,332,791
5.2% 4/27/22	1,887,000	1,987,608
Ford Motor Credit Co. LLC:
4.063% 11/1/24	46,639,000	43,840,660
5.085% 1/7/21	3,662,000	3,620,803
5.584% 3/18/24	8,520,000	8,474,844
5.596% 1/7/22	7,576,000	7,557,060
Navient Corp.:
6.5% 6/15/22	1,506,000	1,478,214
7.25% 1/25/22	376,000	374,120
7.25% 9/25/23	1,246,000	1,196,160
Springleaf Finance Corp.:
6.875% 3/15/25	935,000	923,032
7.125% 3/15/26	241,000	237,385
Synchrony Financial:
2.85% 7/25/22	2,154,000	2,114,144
3.75% 8/15/21	1,457,000	1,479,069
3.95% 12/1/27	8,239,000	7,880,361
4.25% 8/15/24	1,467,000	1,466,098
4.375% 3/19/24	8,694,000	8,774,294
5.15% 3/19/29	18,424,000	18,851,488
Toyota Motor Credit Corp.:
2.9% 3/30/23	13,822,000	14,542,387
3% 4/1/25	12,643,000	13,748,762
3.375% 4/1/30	4,103,000	4,604,869
		280,442,056
Diversified Financial Services - 0.2%
AXA Equitable Holdings, Inc. 3.9% 4/20/23	1,038,000	1,095,872
Brixmor Operating Partnership LP:
4.125% 6/15/26	5,362,000	5,471,444
4.125% 5/15/29	19,691,000	19,017,538
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24	740,000	714,100
5.25% 5/15/27	2,275,000	2,166,938
6.25% 5/15/26	1,136,000	1,141,907
6.375% 12/15/25	387,000	390,905
MPH Acquisition Holdings LLC 7.125% 6/1/24 (a)	930,000	878,850
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (a)	7,300,000	6,270,486
Pine Str Trust Ii 5.568% 2/15/49 (a)	7,700,000	8,166,889
Pine Street Trust I 4.572% 2/15/29 (a)	7,749,000	8,283,707
Voya Financial, Inc. 3.125% 7/15/24	2,503,000	2,591,373
		56,190,009
Insurance - 0.9%
AFLAC, Inc. 3.6% 4/1/30	4,255,000	4,912,651
AIA Group Ltd. 3.375% 4/7/30 (a)	13,088,000	14,094,820
American International Group, Inc.:
2.5% 6/30/25	21,700,000	22,446,149
3.4% 6/30/30	21,700,000	22,770,779
4.875% 6/1/22	2,648,000	2,848,749
Aon Corp. 5% 9/30/20	983,000	997,032
Five Corners Funding Trust II 2.85% 5/15/30 (a)	15,870,000	16,208,316
Liberty Mutual Group, Inc.:
3.95% 5/15/60 (a)	12,820,000	12,939,609
4.569% 2/1/29 (a)	2,429,000	2,737,817
Lincoln National Corp. 3.4% 1/15/31	14,811,000	15,451,485
Marsh & McLennan Companies, Inc.:
2.25% 11/15/30	4,420,000	4,477,237
4.375% 3/15/29	4,970,000	5,866,946
4.75% 3/15/39	2,280,000	2,862,802
4.8% 7/15/21	1,355,000	1,403,290
4.9% 3/15/49	4,538,000	6,047,083
Metropolitan Life Global Funding I U.S. SOFR SEC OVRN FIN RATE INDX + 0.500% 0.56% 5/28/21 (a)(b)(c)	33,100,000	32,935,584
New York Life Insurance Co. 3.75% 5/15/50 (a)	3,182,000	3,573,082
Pacific LifeCorp 5.125% 1/30/43 (a)	2,623,000	2,793,727
Pricoa Global Funding I 5.375% 5/15/45 (b)	3,148,000	3,242,440
Progressive Corp. 3.2% 3/26/30	1,484,000	1,666,031
Prudential Financial, Inc. 4.5% 11/16/21	1,288,000	1,356,488
Swiss Re Finance Luxembourg SA 5% 4/2/49 (a)(b)	3,000,000	3,303,240
Teachers Insurance & Annuity Association of America 3.3% 5/15/50 (a)	7,316,000	7,480,309
TIAA Asset Management Finance LLC 4.125% 11/1/24 (a)	1,159,000	1,274,716
Unum Group:
4% 6/15/29	6,130,000	6,059,549
4.5% 3/15/25	12,980,000	13,481,441
5.625% 9/15/20	1,914,000	1,937,659
5.75% 8/15/42	1,622,000	1,591,682
		216,760,713
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc. 4.75% 3/15/25	184,000	158,240
Thrifts & Mortgage Finance - 0.0%
Quicken Loans, Inc. 5.25% 1/15/28 (a)	722,000	728,635

TOTAL FINANCIALS		1,944,233,863

HEALTH CARE - 1.3%
Biotechnology - 0.0%
AbbVie, Inc. 3.2% 11/21/29 (a)	4,900,000	5,250,142
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co. 2.404% 6/5/20	4,308,000	4,307,578
Hologic, Inc.:
4.375% 10/15/25 (a)	350,000	357,802
4.625% 2/1/28 (a)	65,000	67,275
Teleflex, Inc.:
4.25% 6/1/28 (a)	145,000	149,350
4.875% 6/1/26	2,062,000	2,123,860
		7,005,865
Health Care Providers & Services - 0.9%
Anthem, Inc. 3.3% 1/15/23	4,322,000	4,586,785
Centene Corp.:
3.375% 2/15/30	5,275,000	5,311,925
4.25% 12/15/27	6,480,000	6,769,138
4.625% 12/15/29	8,795,000	9,467,818
4.75% 1/15/25	4,500,000	4,646,250
5.25% 4/1/25 (a)	2,168,000	2,231,674
5.375% 6/1/26 (a)	805,000	851,288
5.375% 8/15/26 (a)	2,486,000	2,626,235
Cigna Corp.:
3.75% 7/15/23	3,531,000	3,841,830
4.125% 11/15/25	4,327,000	4,930,147
4.375% 10/15/28	6,630,000	7,780,911
4.8% 8/15/38	4,128,000	5,148,772
4.9% 12/15/48	4,124,000	5,438,385
CVS Health Corp.:
3% 8/15/26	891,000	973,196
3.25% 8/15/29	2,048,000	2,214,338
3.625% 4/1/27	3,208,000	3,521,013
3.75% 4/1/30	9,331,000	10,443,114
4.1% 3/25/25	27,942,000	31,227,844
4.125% 4/1/40	4,256,000	4,909,772
4.25% 4/1/50	14,407,000	16,890,803
4.3% 3/25/28	12,941,000	14,755,770
4.78% 3/25/38	5,761,000	7,014,605
5.05% 3/25/48	25,570,000	32,828,107
5.125% 7/20/45	4,040,000	5,109,115
HCA Holdings, Inc.:
4.75% 5/1/23	138,000	149,319
5% 3/15/24	651,000	717,220
5.25% 6/15/26	1,599,000	1,820,169
Tenet Healthcare Corp.:
4.625% 7/15/24	3,152,000	3,191,400
4.875% 1/1/26 (a)	385,000	395,668
5.125% 5/1/25	669,000	678,901
6.25% 2/1/27 (a)	740,000	765,900
7.5% 4/1/25 (a)	1,195,000	1,302,550
Toledo Hospital:
5.325% 11/15/28	2,395,000	2,498,920
6.015% 11/15/48	4,674,000	4,988,686
UnitedHealth Group, Inc.:
2.75% 5/15/40	3,730,000	3,876,325
2.9% 5/15/50	3,402,000	3,533,658
3.125% 5/15/60	4,400,000	4,631,158
		222,068,709
Health Care Technology - 0.0%
IMS Health, Inc.:
5% 10/15/26 (a)	1,449,000	1,534,129
5% 5/15/27 (a)	630,000	656,775
		2,190,904
Life Sciences Tools & Services - 0.1%
Charles River Laboratories International, Inc.:
4.25% 5/1/28 (a)	70,000	70,591
5.5% 4/1/26 (a)	575,000	600,409
Thermo Fisher Scientific, Inc.:
4.133% 3/25/25	5,366,000	6,099,760
4.497% 3/25/30	2,758,000	3,369,864
		10,140,624
Pharmaceuticals - 0.3%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (a)	50,548,000	56,590,453
Elanco Animal Health, Inc.:
4.662% 8/27/21 (b)	1,077,000	1,095,848
5.022% 8/28/23 (b)	3,402,000	3,592,572
5.65% 8/28/28 (b)	1,432,000	1,582,360
Mylan NV:
3.15% 6/15/21	4,013,000	4,086,862
3.95% 6/15/26	2,065,000	2,246,858
Perrigo Finance PLC 3.5% 12/15/21	292,000	291,160
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	748,000	733,377
Valeant Pharmaceuticals International, Inc. 7% 3/15/24 (a)	1,874,000	1,939,196
Zoetis, Inc. 3.25% 2/1/23	1,210,000	1,263,209
		73,421,895

TOTAL HEALTH CARE		320,078,139

INDUSTRIALS - 0.6%
Aerospace & Defense - 0.2%
BAE Systems PLC 3.4% 4/15/30 (a)	4,094,000	4,435,478
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (a)	1,556,000	1,476,940
BWX Technologies, Inc. 5.375% 7/15/26 (a)	1,748,000	1,796,734
Moog, Inc. 4.25% 12/15/27 (a)	980,000	934,959
The Boeing Co.:
5.04% 5/1/27	6,070,000	6,444,299
5.15% 5/1/30	6,070,000	6,481,750
5.705% 5/1/40	6,070,000	6,643,948
5.805% 5/1/50	6,070,000	6,870,752
5.93% 5/1/60	6,070,000	7,026,746
TransDigm, Inc.:
6.25% 3/15/26 (a)	2,552,000	2,609,420
7.5% 3/15/27	95,000	93,491
8% 12/15/25 (a)	1,120,000	1,209,600
		46,024,117
Air Freight & Logistics - 0.0%
Aercap Global Aviation Trust 6.5% 6/15/45 (a)(b)	1,446,000	1,075,101
XPO Logistics, Inc. 6.25% 5/1/25 (a)	815,000	850,534
		1,925,635
Building Products - 0.0%
Advanced Drain Systems, Inc. 5% 9/30/27 (a)	965,000	965,000
Masco Corp. 4.45% 4/1/25	1,041,000	1,136,108
		2,101,108
Commercial Services & Supplies - 0.0%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	915,000	894,605
Nielsen Co. SARL (Luxembourg) 5% 2/1/25 (a)	595,000	597,231
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	1,100,000	1,098,295
		2,590,131
Construction & Engineering - 0.0%
AECOM:
5.125% 3/15/27	577,000	612,232
5.875% 10/15/24	360,000	385,812
		998,044
Electrical Equipment - 0.0%
Sensata Technologies BV:
4.875% 10/15/23 (a)	791,000	812,753
5% 10/1/25 (a)	520,000	539,500
		1,352,253
Industrial Conglomerates - 0.2%
3M Co.:
2.65% 4/15/25	799,000	862,467
3.05% 4/15/30	644,000	718,626
3.7% 4/15/50	795,000	958,634
General Electric Co.:
3.45% 5/1/27	2,582,000	2,556,380
3.625% 5/1/30	6,002,000	5,935,796
4.25% 5/1/40	18,800,000	18,307,967
4.35% 5/1/50	21,476,000	20,864,011
		50,203,881
Machinery - 0.0%
Deere & Co.:
2.75% 4/15/25	1,587,000	1,720,750
3.1% 4/15/30	4,222,000	4,741,114
3.75% 4/15/50	1,290,000	1,556,358
		8,018,222
Professional Services - 0.0%
ASGN, Inc. 4.625% 5/15/28 (a)	270,000	257,275
Road & Rail - 0.1%
Avolon Holdings Funding Ltd.:
3.625% 5/1/22 (a)	2,141,000	1,905,060
3.95% 7/1/24 (a)	2,844,000	2,346,779
4.375% 5/1/26 (a)	3,481,000	2,720,349
5.25% 5/15/24 (a)	4,186,000	3,532,959
CSX Corp. 3.8% 4/15/50	2,517,000	2,924,666
		13,429,813
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.25% 1/15/23	1,863,000	1,737,619
3% 9/15/23	583,000	536,225
3.375% 6/1/21	1,957,000	1,884,567
3.75% 2/1/22	2,924,000	2,788,980
3.875% 4/1/21	2,112,000	2,065,438
4.25% 2/1/24	7,180,000	6,735,536
4.25% 9/15/24	2,331,000	2,162,748
FLY Leasing Ltd.:
5.25% 10/15/24	1,159,000	904,020
6.375% 10/15/21	464,000	406,580
		19,221,713
Transportation Infrastructure - 0.0%
BNSF Funding Trust I 6.613% 12/15/55 (b)	1,374,000	1,415,220

TOTAL INDUSTRIALS		147,537,412

INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment & Components - 0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.45% 6/15/23 (a)	5,600,000	6,012,731
6.02% 6/15/26 (a)	1,948,000	2,200,257
TTM Technologies, Inc. 5.625% 10/1/25 (a)	1,170,000	1,179,372
		9,392,360
IT Services - 0.0%
Gartner, Inc. 5.125% 4/1/25 (a)	149,000	152,041
MasterCard, Inc.:
3.3% 3/26/27	1,237,000	1,402,695
3.35% 3/26/30	1,721,000	1,992,085
3.85% 3/26/50	1,476,000	1,871,150
		5,417,971
Semiconductors & Semiconductor Equipment - 0.1%
Entegris, Inc.:
4.375% 4/15/28 (a)	490,000	500,790
4.625% 2/10/26 (a)	836,000	852,511
Micron Technology, Inc. 2.497% 4/24/23	13,249,000	13,564,701
NVIDIA Corp.:
2.85% 4/1/30	3,561,000	3,912,559
3.5% 4/1/40	3,849,000	4,407,697
3.5% 4/1/50	7,709,000	8,752,708
3.7% 4/1/60	1,517,000	1,789,678
		33,780,644
Software - 0.3%
CDK Global, Inc.:
4.875% 6/1/27	1,199,000	1,243,974
5.25% 5/15/29 (a)	107,000	109,140
5.875% 6/15/26	842,000	886,205
Fair Isaac Corp. 5.25% 5/15/26 (a)	793,000	854,997
Nuance Communications, Inc. 5.625% 12/15/26	1,382,000	1,465,307
Open Text Corp. 3.875% 2/15/28 (a)	420,000	414,511
Oracle Corp.:
2.5% 4/1/25	8,253,000	8,772,091
2.8% 4/1/27	8,253,000	8,948,834
2.95% 4/1/30	8,300,000	9,107,004
3.6% 4/1/40	8,250,000	9,122,527
3.6% 4/1/50	8,250,000	9,190,964
3.85% 4/1/60	8,300,000	9,481,718
SS&C Technologies, Inc. 5.5% 9/30/27 (a)	1,000,000	1,050,310
		60,647,582
Technology Hardware, Storage & Peripherals - 0.0%
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (b)	3,173,000	3,396,917

TOTAL INFORMATION TECHNOLOGY		112,635,474

MATERIALS - 0.2%
Chemicals - 0.1%
CF Industries Holdings, Inc. 5.15% 3/15/34	867,000	914,685
Consolidated Energy Finance SA 3 month U.S. LIBOR + 3.750% 4.4905% 6/15/22 (a)(b)(c)	1,221,000	1,053,039
DuPont de Nemours, Inc. 2.169% 5/1/23	22,658,000	23,114,494
Nufarm Australia Ltd. 5.75% 4/30/26 (a)	1,087,000	1,058,118
Olin Corp.:
5% 2/1/30	716,000	615,760
5.125% 9/15/27	975,000	867,750
The Chemours Co. LLC:
5.375% 5/15/27	1,115,000	1,002,039
7% 5/15/25	849,000	825,653
Valvoline, Inc.:
4.25% 2/15/30 (a)	165,000	164,588
4.375% 8/15/25	978,000	992,670
W. R. Grace & Co.-Conn. 5.625% 10/1/24 (a)	1,254,000	1,275,945
		31,884,741
Containers & Packaging - 0.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 6% 2/15/25 (a)	265,000	273,202
Berry Global, Inc. 4.875% 7/15/26 (a)	489,000	511,161
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26	238,000	247,313
OI European Group BV 4% 3/15/23 (a)	1,076,000	1,062,550
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (a)	251,000	251,628
Silgan Holdings, Inc. 4.75% 3/15/25	295,000	301,638
Trivium Packaging Finance BV:
5.5% 8/15/26 (a)	485,000	508,799
8.5% 8/15/27 (a)	140,000	147,700
		3,303,991
Metals & Mining - 0.1%
Anglo American Capital PLC 4.125% 4/15/21 (a)	2,910,000	2,959,043
BHP Billiton Financial (U.S.A.) Ltd. 6.25% 10/19/75 (a)(b)	1,321,000	1,337,116
Corporacion Nacional del Cobre de Chile (Codelco):
3.625% 8/1/27 (a)	1,499,000	1,594,093
4.5% 8/1/47 (a)	1,522,000	1,701,311
FMG Resources (August 2006) Pty Ltd. 4.5% 9/15/27 (a)	10,000	10,087
Freeport-McMoRan, Inc.:
3.55% 3/1/22	236,000	238,360
3.875% 3/15/23	389,000	392,081
4.55% 11/14/24	173,000	175,595
		8,407,686

TOTAL MATERIALS		43,596,418

REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.7%
Alexandria Real Estate Equities, Inc. 4.9% 12/15/30	7,224,000	8,767,398
American Campus Communities Operating Partnership LP 3.75% 4/15/23	857,000	860,283
Boston Properties, Inc. 4.5% 12/1/28	4,766,000	5,482,500
Camden Property Trust:
2.8% 5/15/30	4,874,000	5,074,486
2.95% 12/15/22	1,200,000	1,231,968
4.25% 1/15/24	2,252,000	2,387,497
CoreCivic, Inc.:
4.625% 5/1/23	1,421,000	1,378,370
5% 10/15/22	443,000	434,140
Corporate Office Properties LP 5% 7/1/25	2,273,000	2,387,750
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	720,000	738,000
Duke Realty LP:
3.25% 6/30/26	589,000	626,468
3.625% 4/15/23	1,544,000	1,603,901
3.875% 10/15/22	4,345,000	4,509,250
Equinix, Inc. 5.875% 1/15/26	1,912,000	2,002,820
Equity One, Inc. 3.75% 11/15/22	5,527,000	5,632,397
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25	486,000	488,129
Healthcare Trust of America Holdings LP:
3.1% 2/15/30	1,868,000	1,775,374
3.5% 8/1/26	1,945,000	2,002,293
Highwoods/Forsyth LP 3.2% 6/15/21	1,625,000	1,639,778
Hudson Pacific Properties LP 4.65% 4/1/29	10,668,000	10,935,948
Lexington Corporate Properties Trust 4.4% 6/15/24	948,000	935,747
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	2,508,000	2,464,110
4.5% 1/15/28	637,000	617,890
5.75% 2/1/27	256,000	268,518
MPT Operating Partnership LP/MPT Finance Corp.:
5.25% 8/1/26	2,161,000	2,215,025
6.375% 3/1/24	268,000	275,292
Omega Healthcare Investors, Inc.:
3.625% 10/1/29	8,376,000	7,660,140
4.375% 8/1/23	4,882,000	4,915,578
4.5% 1/15/25	2,013,000	2,032,849
4.5% 4/1/27	716,000	689,798
4.75% 1/15/28	11,294,000	11,114,508
4.95% 4/1/24	882,000	909,486
5.25% 1/15/26	3,755,000	3,797,657
Prologis LP 3.25% 10/1/26	1,586,000	1,749,687
Retail Opportunity Investments Partnership LP:
4% 12/15/24	641,000	601,614
5% 12/15/23	494,000	494,835
SBA Communications Corp. 4.875% 9/1/24	557,000	571,788
Simon Property Group LP:
2.45% 9/13/29	3,008,000	2,762,511
3.375% 12/1/27	8,103,000	7,962,560
SITE Centers Corp.:
3.625% 2/1/25	1,532,000	1,510,584
4.25% 2/1/26	2,753,000	2,758,897
Store Capital Corp. 4.625% 3/15/29	2,374,000	2,208,021
The GEO Group, Inc.:
5.875% 10/15/24	170,000	140,675
6% 4/15/26	610,000	475,800
Ventas Realty LP:
3% 1/15/30	11,060,000	10,222,037
3.125% 6/15/23	1,033,000	1,026,376
4% 3/1/28	2,150,000	2,124,215
4.125% 1/15/26	999,000	1,004,857
4.75% 11/15/30	16,500,000	17,169,901
VICI Properties, Inc.:
3.5% 2/15/25 (a)	305,000	293,563
4.25% 12/1/26 (a)	1,640,000	1,624,748
4.625% 12/1/29 (a)	595,000	593,608
Weingarten Realty Investors 3.375% 10/15/22	456,000	462,169
WP Carey, Inc.:
3.85% 7/15/29	1,773,000	1,721,840
4% 2/1/25	3,423,000	3,498,729
4.6% 4/1/24	5,327,000	5,637,431
		164,471,794
Real Estate Management & Development - 0.2%
Brandywine Operating Partnership LP:
3.95% 2/15/23	7,832,000	7,945,405
3.95% 11/15/27	4,382,000	4,354,513
4.1% 10/1/24	3,961,000	4,049,292
4.55% 10/1/29	1,896,000	1,910,285
CBRE Group, Inc. 4.875% 3/1/26	7,844,000	8,468,900
Digital Realty Trust LP 3.95% 7/1/22	2,137,000	2,234,883
Essex Portfolio LP 3.875% 5/1/24	1,923,000	2,038,715
Howard Hughes Corp. 5.375% 3/15/25 (a)	927,000	880,650
Mack-Cali Realty LP:
3.15% 5/15/23	3,573,000	3,072,780
4.5% 4/18/22	678,000	610,351
Mid-America Apartments LP 4% 11/15/25	828,000	860,530
Post Apartment Homes LP 3.375% 12/1/22	502,000	506,942
Tanger Properties LP:
3.125% 9/1/26	2,628,000	2,274,978
3.75% 12/1/24	2,635,000	2,407,019
3.875% 12/1/23	1,186,000	1,103,315
3.875% 7/15/27	11,191,000	9,612,646
		52,331,204

TOTAL REAL ESTATE		216,802,998

UTILITIES - 0.6%
Electric Utilities - 0.2%
Clearway Energy Operating LLC:
4.75% 3/15/28 (a)	140,000	144,550
5.75% 10/15/25	333,000	354,472
Cleco Corporate Holdings LLC 3.375% 9/15/29 (a)	4,843,000	4,792,847
DPL, Inc. 4.35% 4/15/29	2,785,000	2,802,068
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (a)	3,889,000	4,079,893
6.4% 9/15/20 (a)	5,173,000	5,256,530
Exelon Corp.:
4.05% 4/15/30	3,122,000	3,590,889
4.7% 4/15/50	1,390,000	1,733,562
FirstEnergy Corp.:
4.25% 3/15/23	4,502,000	4,861,523
7.375% 11/15/31	5,738,000	8,412,447
InterGen NV 7% 6/30/23 (a)	964,000	939,900
IPALCO Enterprises, Inc. 3.7% 9/1/24	1,963,000	2,071,728
NextEra Energy Partners LP 4.25% 9/15/24 (a)	616,000	636,020
NRG Energy, Inc.:
5.25% 6/15/29 (a)	484,000	527,560
5.75% 1/15/28	581,000	632,052
6.625% 1/15/27	185,000	197,025
NRG Yield Operating LLC 5% 9/15/26	925,000	945,813
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	1,627,651	1,643,928
Vistra Operations Co. LLC:
5% 7/31/27 (a)	933,000	976,151
5.5% 9/1/26 (a)	3,498,000	3,672,900
5.625% 2/15/27 (a)	545,000	579,177
		48,851,035
Gas Utilities - 0.0%
Nakilat, Inc. 6.067% 12/31/33 (a)	1,213,000	1,422,243
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	701,000	707,691
		2,129,934
Independent Power and Renewable Electricity Producers - 0.1%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	5,898,000	6,060,195
Emera U.S. Finance LP 2.7% 6/15/21	951,000	963,537
TerraForm Power Operating LLC:
4.25% 1/31/23 (a)	213,000	216,728
5% 1/31/28 (a)	241,000	256,665
The AES Corp.:
3.3% 7/15/25 (a)	15,965,000	16,208,945
3.95% 7/15/30 (a)	13,922,000	13,976,992
4.875% 5/15/23	882,000	888,174
5.5% 4/15/25	575,000	589,375
		39,160,611
Multi-Utilities - 0.3%
Berkshire Hathaway Energy Co.:
3.7% 7/15/30 (a)	1,758,000	2,021,166
4.05% 4/15/25 (a)	21,459,000	24,206,428
4.25% 10/15/50 (a)	1,001,000	1,255,759
Consolidated Edison Co. of New York, Inc.:
3.35% 4/1/30	1,411,000	1,575,894
3.95% 4/1/50	2,477,000	2,894,496
NiSource Finance Corp. 5.95% 6/15/41	2,273,000	3,009,755
NiSource, Inc. 2.95% 9/1/29	12,206,000	13,103,452
Puget Energy, Inc.:
4.1% 6/15/30 (a)	6,250,000	6,621,352
5.625% 7/15/22	3,305,000	3,518,274
6% 9/1/21	3,185,000	3,349,644
6.5% 12/15/20	1,021,000	1,045,557
Sempra Energy 6% 10/15/39	2,744,000	3,659,065
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.5049% 5/15/67 (b)(c)	1,843,000	1,485,940
		67,746,782

TOTAL UTILITIES		157,888,362

TOTAL NONCONVERTIBLE BONDS
(Cost $4,354,994,371)		4,624,737,805

U.S. Government and Government Agency Obligations - 6.5%
U.S. Treasury Inflation-Protected Obligations - 1.1%
U.S. Treasury Inflation-Indexed Notes 0.125% 1/15/30	251,409,438	267,009,295
U.S. Treasury Obligations - 5.4%
U.S. Treasury Bonds 2% 2/15/50	23,716,000	27,111,279
U.S. Treasury Notes:
1.125% 2/28/22	$399,000,000	$405,624,022
1.5% 2/15/30	794,746,000	859,070,754
3.125% 11/15/28	51,642,000	62,506,992

TOTAL U.S. TREASURY OBLIGATIONS		1,354,313,047

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,601,085,613)		1,621,322,342

U.S. Government Agency - Mortgage Securities - 20.9%
Fannie Mae - 5.1%
12 month U.S. LIBOR + 1.440% 3.384% 4/1/37 (b)(c)	15,458	16,069
12 month U.S. LIBOR + 1.480% 4.221% 7/1/34 (b)(c)	4,468	4,603
12 month U.S. LIBOR + 1.490% 3.548% 1/1/35 (b)(c)	20,312	21,071
12 month U.S. LIBOR + 1.520% 3.535% 3/1/36 (b)(c)	1,893	1,973
12 month U.S. LIBOR + 1.550% 4.303% 6/1/36 (b)(c)	11,099	11,494
12 month U.S. LIBOR + 1.560% 3.565% 3/1/37 (b)(c)	6,794	7,083
12 month U.S. LIBOR + 1.600% 4.147% 5/1/36 (b)(c)	41,224	42,988
12 month U.S. LIBOR + 1.630% 3.762% 3/1/33 (b)(c)	11,365	11,764
12 month U.S. LIBOR + 1.640% 3.722% 6/1/47 (b)(c)	14,230	14,989
12 month U.S. LIBOR + 1.640% 3.879% 9/1/36 (b)(c)	8,665	9,009
12 month U.S. LIBOR + 1.660% 4.019% 5/1/35 (b)(c)	21,452	22,240
12 month U.S. LIBOR + 1.670% 3.933% 11/1/36 (b)(c)	6,786	7,076
12 month U.S. LIBOR + 1.680% 3.435% 4/1/36 (b)(c)	4,198	4,397
12 month U.S. LIBOR + 1.690% 3.629% 7/1/43 (b)(c)	291,770	301,724
12 month U.S. LIBOR + 1.700% 4.024% 6/1/42 (b)(c)	17,942	18,641
12 month U.S. LIBOR + 1.710% 4.164% 8/1/35 (b)(c)	7,011	7,286
12 month U.S. LIBOR + 1.730% 3.951% 5/1/36 (b)(c)	11,128	11,649
12 month U.S. LIBOR + 1.740% 3.761% 3/1/40 (b)(c)	30,218	31,517
12 month U.S. LIBOR + 1.750% 3.873% 7/1/35 (b)(c)	8,593	8,971
12 month U.S. LIBOR + 1.750% 4.115% 8/1/41 (b)(c)	20,090	20,766
12 month U.S. LIBOR + 1.800% 3.813% 1/1/42 (b)(c)	42,770	44,360
12 month U.S. LIBOR + 1.800% 4.043% 12/1/40 (b)(c)	716,025	743,315
12 month U.S. LIBOR + 1.800% 4.499% 7/1/41 (b)(c)	21,303	22,164
12 month U.S. LIBOR + 1.810% 3.81% 12/1/39 (b)(c)	13,617	14,172
12 month U.S. LIBOR + 1.810% 3.825% 2/1/42 (b)(c)	47,423	49,379
12 month U.S. LIBOR + 1.810% 4.068% 9/1/41 (b)(c)	7,771	8,115
12 month U.S. LIBOR + 1.810% 4.534% 7/1/41 (b)(c)	14,882	15,389
12 month U.S. LIBOR + 1.820% 3.825% 2/1/35 (b)(c)	90,442	94,828
12 month U.S. LIBOR + 1.830% 3.888% 10/1/41 (b)(c)	7,749	8,117
12 month U.S. LIBOR + 1.950% 4.783% 7/1/37 (b)(c)	20,275	21,299
6 month U.S. LIBOR + 1.500% 3.398% 1/1/35 (b)(c)	21,909	22,585
6 month U.S. LIBOR + 1.530% 3.41% 12/1/34 (b)(c)	4,835	4,997
6 month U.S. LIBOR + 1.530% 3.41% 3/1/35 (b)(c)	3,986	4,120
6 month U.S. LIBOR + 1.550% 3.319% 10/1/33 (b)(c)	1,590	1,640
6 month U.S. LIBOR + 1.560% 3.44% 7/1/35 (b)(c)	2,552	2,634
6 month U.S. LIBOR + 1.740% 3.74% 12/1/34 (b)(c)	385	400
6 month U.S. LIBOR + 1.960% 3.725% 9/1/35 (b)(c)	4,641	4,853
U.S. TREASURY 1 YEAR INDEX + 2.200% 3.708% 3/1/35 (b)(c)	4,398	4,619
U.S. TREASURY 1 YEAR INDEX + 2.270% 4.182% 6/1/36 (b)(c)	35,053	36,382
U.S. TREASURY 1 YEAR INDEX + 2.290% 4.261% 10/1/33 (b)(c)	13,326	13,834
U.S. TREASURY 1 YEAR INDEX + 2.460% 4.362% 7/1/34 (b)(c)	31,588	32,946
2.5% 11/1/26 to 6/1/50 (d)	131,740,133	137,838,300
3% 7/1/27 to 2/1/50 (e)(f)	426,171,634	451,993,622
3.25% 12/1/41	6,932	7,528
3.4% 7/1/42 to 9/1/42	137,771	148,870
3.5% 7/1/32 to 4/1/50	336,378,608	361,274,396
3.525% 5/1/42	4,007	4,425
3.65% 5/1/42 to 8/1/42	87,047	95,019
3.9% 4/1/42	10,655	11,839
4% 11/1/31 to 11/1/49	170,117,203	184,533,477
4.25% 11/1/41	33,994	37,817
4.5% to 4.5% 6/1/20 to 9/1/49 (g)	107,386,466	117,748,157
5% 7/1/20 to 2/1/49	16,344,778	18,524,015
5.242% 8/1/41 (b)	447,230	502,880
5.5% 10/1/21 to 9/1/24	49,794	51,157
6% to 6% 6/1/20 to 1/1/42	2,162,214	2,555,539
6.5% 3/1/22 to 5/1/38	323,453	366,234
6.552% 2/1/39 (b)	411,936	453,108
7% to 7% 9/1/21 to 7/1/37	229,803	263,027
7.5% to 7.5% 9/1/22 to 9/1/32	110,885	127,373
8% 3/1/37	3,202	3,871
8.5% 2/1/22 to 9/1/22	834	882
9% 10/1/30	7,719	9,117

TOTAL FANNIE MAE		1,278,276,111

Freddie Mac - 2.6%
12 month U.S. LIBOR + 1.320% 3.412% 1/1/36 (b)(c)	8,314	8,599
12 month U.S. LIBOR + 1.370% 3.421% 3/1/36 (b)(c)	27,799	28,833
12 month U.S. LIBOR + 1.500% 3.464% 3/1/36 (b)(c)	28,146	29,305
12 month U.S. LIBOR + 1.510% 3.39% 11/1/35 (b)(c)	9,615	9,980
12 month U.S. LIBOR + 1.750% 3.75% 12/1/40 (b)(c)	309,966	321,497
12 month U.S. LIBOR + 1.750% 4.007% 9/1/41 (b)(c)	131,295	135,703
12 month U.S. LIBOR + 1.750% 4.412% 7/1/41 (b)(c)	74,363	76,781
12 month U.S. LIBOR + 1.790% 3.89% 4/1/37 (b)(c)	2,672	2,793
12 month U.S. LIBOR + 1.860% 4.739% 4/1/36 (b)(c)	9,610	10,130
12 month U.S. LIBOR + 1.870% 4.282% 10/1/42 (b)(c)	57,574	59,798
12 month U.S. LIBOR + 1.880% 4.13% 9/1/41 (b)(c)	11,159	11,551
12 month U.S. LIBOR + 1.880% 4.316% 4/1/41 (b)(c)	5,357	5,601
12 month U.S. LIBOR + 1.910% 4.587% 5/1/41 (b)(c)	21,319	22,158
12 month U.S. LIBOR + 1.910% 4.66% 6/1/41 (b)(c)	12,142	12,561
12 month U.S. LIBOR + 1.910% 4.734% 6/1/41 (b)(c)	23,814	24,654
12 month U.S. LIBOR + 1.910% 4.785% 5/1/41 (b)(c)	16,349	17,193
12 month U.S. LIBOR + 1.920% 4.67% 6/1/36 (b)(c)	5,467	5,690
12 month U.S. LIBOR + 1.960% 4.821% 6/1/33 (b)(c)	13,860	14,404
12 month U.S. LIBOR + 2.010% 4.643% 4/1/38 (b)(c)	20,734	21,727
12 month U.S. LIBOR + 2.040% 4.784% 7/1/36 (b)(c)	17,358	18,074
12 month U.S. LIBOR + 2.060% 4.2% 3/1/33 (b)(c)	399	416
12 month U.S. LIBOR + 2.200% 4.325% 12/1/36 (b)(c)	31,073	32,563
6 month U.S. LIBOR + 1.120% 3% 8/1/37 (b)(c)	9,035	9,206
6 month U.S. LIBOR + 1.600% 3.58% 12/1/35 (b)(c)	1,366	1,408
6 month U.S. LIBOR + 1.720% 3.595% 8/1/37 (b)(c)	17,548	18,219
6 month U.S. LIBOR + 1.720% 3.597% 2/1/37 (b)(c)	10,470	10,887
6 month U.S. LIBOR + 1.740% 3.83% 5/1/37 (b)(c)	4,527	4,725
6 month U.S. LIBOR + 1.840% 3.705% 10/1/36 (b)(c)	40,323	42,003
6 month U.S. LIBOR + 1.860% 3.785% 10/1/35 (b)(c)	20,352	21,199
6 month U.S. LIBOR + 2.020% 3.995% 6/1/37 (b)(c)	23,387	24,269
6 month U.S. LIBOR + 2.040% 3.978% 6/1/37 (b)(c)	13,514	14,037
6 month U.S. LIBOR + 2.680% 4.571% 10/1/35 (b)(c)	12,229	12,776
U.S. TREASURY 1 YEAR INDEX + 2.030% 4.267% 6/1/33 (b)(c)	29,958	31,233
U.S. TREASURY 1 YEAR INDEX + 2.260% 4.493% 6/1/33 (b)(c)	53,362	55,342
U.S. TREASURY 1 YEAR INDEX + 2.410% 4.336% 3/1/35 (b)(c)	113,960	118,642
2.5% 6/1/31 to 2/1/50	47,466,878	49,818,495
3% 6/1/31 to 4/1/50	91,727,619	97,336,169
3.5% 6/1/27 to 4/1/50 (f)	203,197,026	218,484,053
3.5% 8/1/47	5,599,189	6,034,273
4% 6/1/33 to 10/1/48 (d)(e)	216,496,188	234,045,175
4% 4/1/48	131,063	140,165
4.5% 6/1/25 to 12/1/48	25,586,490	28,153,400
5% 6/1/20 to 7/1/41	4,629,008	5,300,374
5.5% 6/1/20 to 6/1/22	26,526	27,196
6% 6/1/20 to 6/1/39	459,472	534,463
6.5% 4/1/21 to 9/1/39	764,312	888,522
7% 8/1/21 to 9/1/36	217,596	252,063
7.5% 1/1/27 to 7/1/34	61,500	71,785
8% 7/1/24 to 4/1/32	4,948	5,698
8.5% 12/1/22 to 1/1/28	3,260	3,641

TOTAL FREDDIE MAC		642,329,429

Ginnie Mae - 2.9%
3.5% 9/20/40 to 12/20/49	218,821,487	236,674,413
4% 7/20/33 to 6/20/49	342,943,630	370,425,896
4.5% 6/20/33 to 11/20/47	50,861,619	56,000,307
5.5% 8/15/33 to 9/15/39	424,326	491,374
6% to 6% 10/15/30 to 5/15/40	572,914	673,490
7% to 7% 11/15/22 to 11/15/32	216,859	249,416
7.5% to 7.5% 2/15/22 to 9/15/31	63,937	71,119
8% 11/15/21 to 11/15/29	19,373	21,102
8.5% to 8.5% 10/15/21 to 1/15/31	7,513	8,568
9% 1/15/23	33	35
9.5% 3/15/23	3	4
2.5% 11/20/47	94,474	99,884
3% 5/15/42 to 2/20/50	16,798,827	18,067,764
5% 4/15/33 to 6/20/48	31,250,433	34,523,670
6.5% 3/20/31 to 6/15/37	73,468	85,769

TOTAL GINNIE MAE		717,392,811

Uniform Mortgage Backed Securities - 10.3%
2.5% 6/1/35 (h)	19,500,000	20,403,398
2.5% 6/1/35 (h)	20,000,000	20,926,562
2.5% 6/1/35 (h)	7,600,000	7,952,094
2.5% 6/1/35 (h)	19,750,000	20,664,980
2.5% 6/1/35 (h)	8,850,000	9,260,004
2.5% 6/1/35 (h)	22,950,000	24,013,230
2.5% 6/1/35 (h)	12,150,000	12,712,886
2.5% 6/1/35 (h)	31,550,000	33,011,652
2.5% 6/1/35 (h)	37,450,000	39,184,987
2.5% 6/1/35 (h)	46,300,000	48,444,991
2.5% 6/1/35 (h)	2,750,000	2,877,402
2.5% 6/1/35 (h)	2,700,000	2,825,086
2.5% 6/1/35 (h)	10,600,000	11,091,078
2.5% 6/1/35 (h)	17,050,000	17,839,894
2.5% 6/1/35 (h)	600,000	627,797
2.5% 7/1/35 (h)	38,450,000	40,169,734
2.5% 7/1/35 (h)	37,450,000	39,125,007
2.5% 6/1/50 (h)	5,900,000	6,120,098
2.5% 6/1/50 (h)	6,050,000	6,275,693
2.5% 6/1/50 (h)	9,600,000	9,958,125
2.5% 6/1/50 (h)	9,600,000	9,958,125
2.5% 6/1/50 (h)	6,000,000	6,223,828
2.5% 6/1/50 (h)	1,600,000	1,659,688
2.5% 6/1/50 (h)	1,100,000	1,141,035
2.5% 6/1/50 (h)	42,200,000	43,774,258
2.5% 6/1/50 (h)	28,700,000	29,770,645
2.5% 6/1/50 (h)	13,250,000	13,744,287
2.5% 6/1/50 (h)	13,250,000	13,744,287
2.5% 6/1/50 (h)	59,300,000	61,512,169
2.5% 6/1/50 (h)	1,350,000	1,400,361
2.5% 6/1/50 (h)	14,100,000	14,625,996
2.5% 6/1/50 (h)	12,750,000	13,225,635
2.5% 6/1/50 (h)	3,100,000	3,215,645
2.5% 6/1/50 (h)	3,500,000	3,630,566
2.5% 6/1/50 (h)	10,700,000	11,099,160
2.5% 6/1/50 (h)	23,500,000	24,376,660
2.5% 6/1/50 (h)	3,600,000	3,734,297
2.5% 6/1/50 (h)	11,800,000	12,240,195
2.5% 6/1/50 (h)	3,600,000	3,734,297
2.5% 6/1/50 (h)	34,800,000	36,098,204
2.5% 6/1/50 (h)	2,200,000	2,282,070
2.5% 6/1/50 (h)	3,500,000	3,630,566
2.5% 7/1/50 (h)	65,000,000	67,117,583
2.5% 7/1/50 (h)	32,000,000	33,042,502
3% 6/1/50 (h)	69,400,000	73,000,125
3% 6/1/50 (h)	53,600,000	56,380,500
3% 6/1/50 (h)	17,250,000	18,144,844
3% 6/1/50 (h)	13,350,000	14,042,531
3% 6/1/50 (h)	26,650,000	28,032,469
3% 6/1/50 (h)	34,550,000	36,342,281
3% 6/1/50 (h)	16,650,000	17,513,719
3% 6/1/50 (h)	14,050,000	14,778,844
3% 6/1/50 (h)	3,800,000	3,997,125
3% 6/1/50 (h)	33,600,000	35,343,000
3% 6/1/50 (h)	34,750,000	36,552,656
3% 6/1/50 (h)	36,500,000	38,393,438
3% 6/1/50 (h)	37,800,000	39,760,875
3% 6/1/50 (h)	5,650,000	5,943,094
3% 6/1/50 (h)	6,800,000	7,152,750
3% 6/1/50 (h)	7,050,000	7,415,719
3% 6/1/50 (h)	30,800,000	32,397,750
3% 6/1/50 (h)	7,100,000	7,468,313
3% 6/1/50 (h)	8,000,000	8,415,000
3% 6/1/50 (h)	10,150,000	10,676,531
3% 6/1/50 (h)	27,650,000	29,084,344
3% 6/1/50 (h)	15,550,000	16,356,656
3% 6/1/50 (h)	20,000,000	21,037,500
3% 6/1/50 (h)	22,500,000	23,667,188
3% 7/1/50 (h)	17,300,000	18,156,215
3% 7/1/50 (h)	23,400,000	24,558,117
3% 7/1/50 (h)	28,250,000	29,648,155
3% 7/1/50 (h)	38,200,000	40,090,602
3.5% 6/1/50 (h)	38,600,000	40,724,509
3.5% 6/1/50 (h)	48,650,000	51,327,652
3.5% 6/1/50 (h)	37,750,000	39,827,726
3.5% 6/1/50 (h)	29,950,000	31,598,421
3.5% 6/1/50 (h)	26,350,000	27,800,280
3.5% 6/1/50 (h)	20,900,000	22,050,317
3.5% 6/1/50 (h)	200,800,000	211,851,851
3.5% 6/1/50 (h)	34,400,000	36,293,345
3.5% 6/1/50 (h)	8,850,000	9,337,096
3.5% 6/1/50 (h)	18,350,000	19,359,967
3.5% 6/1/50 (h)	10,250,000	10,814,151
3.5% 6/1/50 (h)	21,350,000	22,525,085
3.5% 6/1/50 (h)	24,100,000	25,426,442
3.5% 6/1/50 (h)	16,100,000	16,986,130
3.5% 6/1/50 (h)	32,000,000	33,761,251
3.5% 6/1/50 (h)	4,750,000	5,011,436
3.5% 6/1/50 (h)	6,300,000	6,646,746
3.5% 6/1/50 (h)	4,850,000	5,116,940
3.5% 6/1/50 (h)	26,150,000	27,589,272
3.5% 6/1/50 (h)	6,050,000	6,382,987
3.5% 6/1/50 (h)	21,450,000	22,630,589
3.5% 6/1/50 (h)	23,550,000	24,846,171
3.5% 6/1/50 (h)	38,800,000	40,935,517
3.5% 6/1/50 (h)	24,850,000	26,217,722
3.5% 6/1/50 (h)	29,550,000	31,176,405
3.5% 6/1/50 (h)	16,750,000	17,671,905
3.5% 6/1/50 (h)	12,350,000	13,029,733
3.5% 6/1/50 (h)	31,800,000	33,550,243
3.5% 6/1/50 (h)	4,650,000	4,905,932
3.5% 6/1/50 (h)	16,000,000	16,880,626
3.5% 6/1/50 (h)	5,150,000	5,433,451
3.5% 6/1/50 (h)	43,100,000	45,472,185
3.5% 6/1/50 (h)	2,700,000	2,848,606
3.5% 6/1/50 (h)	2,100,000	2,215,582
4% 6/1/50 (h)	94,250,000	100,309,983
4% 6/1/50 (h)	23,250,000	24,744,903

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		2,546,118,255

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $5,086,025,396)		5,184,116,606

Asset-Backed Securities - 2.4%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (a)	$2,404,345	$2,100,188
Series 2019-1 Class A, 3.844% 5/15/39 (a)	5,292,554	4,382,191
Series 2019-2:
Class A, 3.376% 10/16/39 (a)	9,176,193	7,163,865
Class B, 4.458% 10/16/39 (a)	1,629,753	854,877
Aimco Series 2019-10A Class A, 3 month U.S. LIBOR + 1.320% 2.4176% 7/22/32 (a)(b)(c)	11,898,000	11,570,186
Allegany Park CLO, Ltd. / Allegany Series 2020-1A Class A, 3 month U.S. LIBOR + 1.330% 3.1635% 1/20/33 (a)(b)(c)	4,684,000	4,574,657
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (a)	4,769,057	3,859,071
Class B, 4.335% 1/16/40 (a)	766,953	398,821
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 2.5389% 10/15/32 (a)(b)(c)	8,066,000	7,914,303
Ares LV CLO Ltd. Series 2020-55A Class A1, 3 month U.S. LIBOR + 1.700% 0% 4/15/31 (a)(b)(c)	8,740,000	8,740,000
Ares Xli Clo Ltd. / Ares Xli Cl Series 2016-41A Class AR, 3 month U.S. LIBOR + 1.200% 2.4189% 1/15/29 (a)(b)(c)	9,695,000	9,477,473
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 2.0255% 4/17/33 (a)(b)(c)	20,753,000	20,306,811
Argent Securities, Inc. pass-thru certificates Series 2005-W2 Class A2C, 1 month U.S. LIBOR + 0.360% 0.5283% 10/25/35 (b)(c)	102,263	98,092
Beechwood Park CLO Ltd. Series 2019-1A Class A1, 3 month U.S. LIBOR + 1.330% 3.2332% 1/17/33 (a)(b)(c)	3,961,000	3,881,685
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (a)	6,520,778	4,997,784
Class AA, 2.487% 12/16/41 (a)	1,209,250	999,187
Brazos Higher Education Authority, Inc.:
Series 2010-1 Class A1, 3 month U.S. LIBOR + 0.900% 1.2595% 5/25/29 (b)(c)	516,218	513,384
Series 2011-2 Class A2, 3 month U.S. LIBOR + 0.850% 1.8414% 7/25/29 (b)(c)	763,839	761,646
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 2.2089% 4/15/29 (a)(b)(c)	10,597,000	10,431,613
Capital One Prime Auto Receivables Trust Series 2019-2 Class A3, 1.92% 5/15/24	4,320,000	4,411,443
Carvana Auto Receivables Trust Series 2019-4A:
Class A2, 2.2% 7/15/22 (a)	1,944,000	1,949,007
Class A3, 2.3% 9/15/23 (a)	2,759,000	2,773,652
Cascade Funding Mortgage Trust:
Series 2020-HB2 Class A, 3.4047% 4/25/30 (a)	15,634,254	15,575,266
Series 2020-HB3 Class A, 2.8115% 5/25/30 (a)(b)	1,800,000	1,804,556
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (a)	7,590,661	6,043,274
Class B, 5.095% 4/15/39 (a)	3,608,108	1,975,159
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (a)	6,103,437	4,907,657
Cedar Funding Ltd.:
Series 2019-10A Class A, 3 month U.S. LIBOR + 1.340% 2.4753% 10/20/32 (a)(b)(c)	6,412,000	6,236,266
Series 2019-11A Class A1A, 3 month U.S. LIBOR + 1.350% 1.7125% 5/29/32 (a)(b)(c)	4,342,000	4,234,001
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 1.5183% 10/25/37 (a)(b)(c)	201,429	199,274
CNH Equipment Trust Series 2019-C Class A2, 1.99% 3/15/23	4,400,000	4,424,108
Collegiate Funding Services Education Loan Trust Series 2004-A Class A4, 3 month U.S. LIBOR + 0.340% 1.7146% 9/28/30 (b)(c)	1,153,360	1,142,870
Consumer Lending Receivables Trust Series 2019-A Class A, 3.52% 4/15/26 (a)	5,447,538	5,417,209
Consumer Loan Underlying Bond Credit Trust:
Series 2018-P3 Class A, 3.82% 1/15/26 (a)	2,369,218	2,361,661
Series 2019-HP1 Class A, 2.59% 12/15/26 (a)	13,762,921	13,491,318
Series 2019-P1 Class A, 2.94% 7/15/26 (a)	4,845,937	4,836,206
CPS Auto Receivables Trust Series 2019-D Class A, 2.17% 12/15/22 (a)	1,181,701	1,186,639
DB Master Finance LLC:
Series 2017-1A:
Class A2I, 3.629% 11/20/47 (a)	3,161,235	3,182,289
Class A2II, 4.03% 11/20/47 (a)	5,377,228	5,357,386
Series 2019-1A:
Class A23, 4.352% 5/20/49 (a)	997,463	1,014,290
Class A2II, 4.021% 5/20/49 (a)	750,330	756,910
Dell Equipment Finance Trust Series 2019-2 Class A3, 1.91% 10/22/24 (a)	6,600,000	6,660,269
DLL Securitization Trust Series 2019-MT3 Class A3, 2.08% 2/21/23 (a)	2,700,000	2,710,529
Dryden CLO, Ltd. Series 2019-76A Class A1, 3 month U.S. LIBOR + 1.330% 2.4653% 10/20/32 (a)(b)(c)	10,321,000	10,129,659
Dryden Senior Loan Fund:
Series 2014-36A Class AR2, 3 month U.S. LIBOR + 1.280% 2.4989% 4/15/29 (a)(b)(c)	10,233,000	10,125,830
Series 2018-70A Class A1, 3 month U.S. LIBOR + 1.170% 2.3461% 1/16/32 (a)(b)(c)	2,909,000	2,823,458
Series 2019-72A Class A, 3 month U.S. LIBOR + 1.330% 1.7224% 5/15/32 (a)(b)(c)	7,468,000	7,321,605
Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 2.447% 4/17/33 (a)(b)(c)	7,000,000	6,839,105
Enterprise Fleet Financing LLC Series 2019-3 Class A2, 2.06% 5/20/25 (a)	10,602,000	10,541,172
Exeter Automobile Receivables Trust Series 2019-4A Class A, 2.18% 1/17/23 (a)	3,599,112	3,610,410
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1 month U.S. LIBOR + 0.820% 0.9933% 3/25/34 (b)(c)	6	6
Flagship Credit Auto Trust Series 2019-4 Class A, 2.17% 6/17/24 (a)	1,910,268	1,921,008
Flatiron CLO Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.320% 1.7056% 11/16/32 (a)(b)(c)	8,949,000	8,779,139
Ford Credit Auto Owner Trust Series 2019-1 Class A, 3.52% 7/15/30 (a)	2,000,000	2,100,926
Ford Credit Floorplan Master Owner Trust:
Series 2018-1 Class B, 3.1% 5/15/23	6,690,000	6,570,883
Series 2018-4 Class A, 4.06% 11/15/30	1,820,000	1,826,116
Series 2019-1 Class B, 3.04% 3/15/24	1,170,000	1,128,406
Series 2019-2 Class A, 3.06% 4/15/26	8,253,000	8,275,343
Series 2019-3 Class A1, 2.23% 9/15/24	4,320,000	4,295,419
Series 2019-4 Class A, 2.44% 9/15/26	1,300,000	1,296,662
GM Financial Automobile Leasing Trust Series 2020-1 Class A2A, 1.67% 4/20/22	7,282,000	7,313,191
GMF Floorplan Owner Revolving Trust:
Series 2018-2 Class A2, 3.13% 3/15/23 (a)	6,010,000	6,087,280
Series 2018-4 Class A2, 1 month U.S. LIBOR + 0.410% 0.5936% 9/15/23 (a)(b)(c)	4,186,000	4,158,067
Hertz Fleet Lease Funding LP Series 2017-1 Class A1, 1 month U.S. LIBOR + 0.650% 0.8716% 4/10/31 (a)(b)(c)	55,027	54,061
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (a)	3,329,035	2,838,847
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (a)	4,749,077	3,933,860
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (a)(b)	7,887,000	7,936,254
Madison Park Funding Series 2020-19A Class A1R2, 3 month U.S. LIBOR + 0.920% 2.0176% 1/22/28 (a)(b)(c)	2,750,000	2,701,795
Madison Park Funding Ltd.:
Series 2012-10A Class AR2, 3 month U.S. LIBOR + 1.220% 2.3553% 1/20/29 (a)(b)(c)	3,495,000	3,443,596
Series 2019-37A Class A1, 3 month U.S. LIBOR + 1.300% 2.5189% 7/15/32 (a)(b)(c)	8,593,000	8,438,549
Madison Park Funding XXXIII Ltd. Series 2019-33A Class A, 3 month U.S. LIBOR + 1.330% 2.5489% 10/15/32 (a)(b)(c)	4,271,000	4,190,680
Magnetite CLO Ltd.:
Series 2015-16A Class AR, 3 month U.S. LIBOR + 0.800% 1.9353% 1/18/28 (a)(b)(c)	8,644,711	8,503,629
Series 2019-21A Class A, 3 month U.S. LIBOR + 1.280% 2.4153% 4/20/30 (a)(b)(c)	7,329,000	7,196,492
Series 2019-24A Class A, 3 month U.S. LIBOR + 1.330% 3.2371% 1/15/33 (a)(b)(c)	23,148,000	22,789,206
Marlette Funding Trust:
Series 2019-4A Class A, 2.39% 12/17/29 (a)	3,995,954	3,974,027
Series 2020-1A Class A, 2.24% 3/15/30 (a)	3,096,085	3,084,354
Mercedes-Benz Master Owner Trust Series 2019-BA Class A, 2.61% 5/15/24 (a)	10,340,000	10,421,000
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (a)	3,458,143	3,624,758
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 2.2053% 10/20/30 (a)(b)(c)	10,553,000	10,333,244
Mortgage Repurchase Agreement Funding Trust Series 2020-2 Class A1, 1 month U.S. LIBOR + 0.000% 0% 5/29/22 (a)(b)(c)	21,800,000	21,800,000
Nationstar HECM Loan Trust:
Series 2018-2A Class A, 3.1877% 7/25/28 (a)	38,663	38,657
Series 2018-3A Class A 3.5545% 11/25/28 (a)	1,602,335	1,604,285
Series 2019-1A Class A, 2.6513% 6/25/29 (a)	2,091,834	2,089,498
Navient Student Loan Trust Series 2017-3A Class A2, 1 month U.S. LIBOR + 0.600% 0.7683% 7/26/66 (a)(b)(c)	677,928	672,096
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 0.6783% 9/25/35 (b)(c)	104,595	103,930
Niagara Park CLO, Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.300% 2.4349% 7/17/32 (a)(b)(c)	8,594,000	8,439,463
Planet Fitness Master Issuer LLC Series 2019-1A Class A2, 3.858% 12/5/49 (a)	7,081,253	5,501,071
Prosper Marketplace Issuance Trust:
Series 2019-1A Class A, 3.54% 4/15/25 (a)	998,870	995,695
Series 2019-2A Class A, 3.2% 9/15/25 (a)	393,571	392,633
Series 2019-3A Class A, 3.19% 7/15/25 (a)	6,851,135	6,796,598
Series 2019-4A Class A, 2.48% 2/17/26 (a)	3,116,238	3,102,202
Provident Funding Mortgage Trust Series 2020-1 Class A3, 3% 2/25/50 (a)	15,448,771	15,489,722
RMF Buyout Issuance Trust Series 2020-1 Class A, 2.1582% 2/25/30 (a)	4,682,909	4,692,143
Santander Retail Auto Lease Trust Series 2019-C Class A2A, 1.89% 9/20/22 (a)	4,152,131	4,176,142
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (a)	10,973,881	9,021,188
Class B, 4.335% 3/15/40 (a)	913,000	429,678
SBA Tower Trust Series 2019, 2.836% 1/15/50 (a)	8,715,000	8,963,954
SLM Student Loan Trust Series 2003-10A Class A3, 3 month U.S. LIBOR + 0.470% 1.2105% 12/15/27 (a)(b)(c)	1,554,308	1,541,702
SoFi Consumer Loan Program Trust Series 2019-4 Class A, 2.45% 8/25/28 (a)	6,941,568	6,931,019
Stratus CLO Ltd. Series 2020-1A Class A, 3 month U.S. LIBOR + 1.980% 3.286% 5/1/28 (a)(b)(c)	15,261,000	15,329,034
Taconic Park CLO, Ltd. Series 2020-1A Class A1R, 3 month U.S. LIBOR + 1.000% 2.1353% 1/20/29 (a)(b)(c)	7,106,000	7,005,365
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 1.0283% 9/25/34 (b)(c)	7,249	6,679
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (a)(b)	9,700,047	8,322,034
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (a)	13,238,119	11,406,145
Towd Point Mortgage Trust:
Series 2018-3 Class A1, 3.75% 5/25/58 (a)	2,303,442	2,420,965
Series 2018-6 Class A1A, 3.75% 3/25/58 (a)	359,111	374,800
Series 2019-1 Class A1, 3.75% 3/25/58 (a)	1,299,526	1,378,307
Series 2019-MH1 Class A1, 3% 11/25/58 (a)	2,209,249	2,260,967
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 2.4603% 4/6/42 (a)(b)(c)	778,000	501,810
Upgrade Receivables Trust:
Series 2018-1A Class A, 3.76% 11/15/24 (a)	7,364	7,353
Series 2019-1A Class A, 3.48% 3/15/25 (a)	458,630	457,495
Series 2019-2A Class A, 2.77% 10/15/25 (a)	4,100,061	4,039,771
Verde CLO Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.350% 2.5689% 4/15/32 (a)(b)(c)	8,606,000	8,451,591
World Omni Automobile Lease Securitization Trust Series 2020-A Class A2, 1.71% 11/15/22	1,861,000	1,869,508
TOTAL ASSET-BACKED SECURITIES
(Cost $601,466,883)		580,898,610

Collateralized Mortgage Obligations - 0.9%
Private Sponsor - 0.2%
Banc of America Funding Corp. Series 2015-R3 Class 10A1, 1 month U.S. LIBOR + 0.140% 0.6273% 6/27/36 (a)(b)(c)	81,118	80,358
BCAP LLC Trust sequential payer Series 2010-RR2 Class 5A2, 5% 12/26/36 (a)	5,970	5,851
Citigroup Mortgage Loan Trust sequential payer:
Series 2009-5 Class 5A1, 4.2042% 1/25/37 (a)(b)	4,103	4,083
Series 2014-8 Class 2A1, 3.45% 6/27/37 (a)(b)	141,614	141,684
CSMC:
floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 0.7937% 5/27/37 (a)(b)(c)	115,016	108,278
Series 2014-3R:
Class 2A1, 1 month U.S. LIBOR + 0.700% 0% 5/27/37 (a)(b)(c)(i)	543,242	0
Class AA1, 1 month U.S. LIBOR + 0.280% 0.7937% 5/27/37 (a)(b)(c)	1,180,888	1,074,257
FirstKey Mortgage Trust sequential payer Series 2015-1 Class A9, 3% 3/25/45 (a)(b)	54,113	53,948
Holmes Master Issuer PLC floater Series 2018-2A Class A2, 3 month U.S. LIBOR + 0.420% 1.6389% 10/15/54 (a)(b)(c)	3,799,046	3,794,495
JPMorgan Resecuritization Trust floater Series 2012-2 Class 6A1, 1 month U.S. LIBOR + 0.210% 0.8828% 6/21/36 (a)(b)(c)	9,633	9,586
Lanark Master Issuer PLC:
floater Series 2019-1A Class 1A1, 3 month U.S. LIBOR + 0.770% 2.4528% 12/22/69 (a)(b)(c)	3,268,000	3,261,997
Series 2019-2A Class 1A, 2.71% 12/22/69 (a)	9,300,000	9,424,890
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 0.6573% 2/25/37 (b)(c)	2,079	2,068
Nationstar HECM Loan Trust sequential payer Series 2019-2A Class A, 2.2722% 11/26/29 (a)	3,475,781	3,468,218
New Residential Mortgage Loan Trust Series 2019-5A Class A1B, 3.5% 8/25/59 (a)	5,814,709	5,993,957
New Residential Mtg Ln Trust 2020 3.5% 10/25/59 (a)	7,549,523	7,830,109
Permanent Master Issuer PLC floater:
Series 2018-1A Class 1A1, 3 month U.S. LIBOR + 0.380% 1.5989% 7/15/58 (a)(b)(c)	2,118,000	2,116,143
Series-1A Class 1A1, 3 month U.S. LIBOR + 0.550% 1.7689% 7/15/58 (a)(b)(c)	5,615,000	5,589,120
Provident Funding Mortgage Trust sequential payer Series 2019-1 Class A3, 3% 12/25/49 (a)	4,087,593	4,098,505
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 2.7849% 7/20/34 (b)(c)	2,606	2,457
Silverstone Master Issuer PLC floater:
Series 2015-1A Class 2A2, 3 month U.S. LIBOR + 0.550% 1.659% 1/21/70 (a)(b)(c)	1,282,500	1,282,177
Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 1.679% 1/21/70 (a)(b)(c)	11,270,000	11,239,785
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 0.8083% 9/25/43 (b)(c)	105,760	98,376
Wells Fargo Mortgage Backed Securities Trust Series 2003-I Class A1, 4.6197% 9/25/33 (b)	15,250	14,989

TOTAL PRIVATE SPONSOR		59,695,331

U.S. Government Agency - 0.7%
Fannie Mae:
floater:
Series 2002-18 Class FD, 1 month U.S. LIBOR + 0.800% 0.9683% 2/25/32 (b)(c)	3,935	3,977
Series 2002-39 Class FD, 1 month U.S. LIBOR + 1.000% 1.1821% 3/18/32 (b)(c)	7,147	7,289
Series 2002-60 Class FV, 1 month U.S. LIBOR + 1.000% 1.1683% 4/25/32 (b)(c)	8,076	8,225
Series 2002-63 Class FN, 1 month U.S. LIBOR + 1.000% 1.1683% 10/25/32 (b)(c)	10,637	10,827
Series 2002-7 Class FC, 1 month U.S. LIBOR + 0.750% 0.9183% 1/25/32 (b)(c)	3,974	4,011
Series 2003-118 Class S, 8.100% - 1 month U.S. LIBOR 7.9318% 12/25/33 (b)(j)(k)	144,313	41,865
Series 2006-104 Class GI, 6.680% - 1 month U.S. LIBOR 6.5118% 11/25/36 (b)(j)(k)	97,599	22,956
Series 2012-154 Class F, 1 month U.S. LIBOR + 0.300% 0.4683% 1/25/43 (b)(c)	1,088,753	1,079,880
Series 2017-36 Class FB, 1 month U.S. LIBOR + 0.350% 0.5183% 5/25/47 (b)(c)	2,458,751	2,443,073
Series 2018-32 Class FB, 1 month U.S. LIBOR + 0.300% 0.4683% 5/25/48 (b)(c)	1,500,163	1,487,242
Series 2018-38 Class FG, 1 month U.S. LIBOR + 0.300% 0.4683% 6/25/48 (b)(c)	5,783,648	5,742,635
planned amortization class:
Series 1992-168 Class KB, 7% 10/25/22	2,258	2,373
Series 1993-207 Class H, 6.5% 11/25/23	39,188	42,264
Series 1996-28 Class PK, 6.5% 7/25/25	13,414	14,509
Series 1999-17 Class PG, 6% 4/25/29	75,530	83,567
Series 1999-32 Class PL, 6% 7/25/29	71,463	80,275
Series 1999-33 Class PK, 6% 7/25/29	53,220	59,073
Series 2001-52 Class YZ, 6.5% 10/25/31	6,862	8,140
Series 2003-28 Class KG, 5.5% 4/25/23	20,943	21,981
Series 2005-102 Class CO 11/25/35 (l)	27,621	26,039
Series 2005-39 Class TE, 5% 5/25/35	28,177	31,324
Series 2005-73 Class SA, 17.500% - 1 month U.S. LIBOR 17.1126% 8/25/35 (b)(k)	9,050	12,570
Series 2005-81 Class PC, 5.5% 9/25/35	76,555	86,305
Series 2006-12 Class BO 10/25/35 (l)	125,661	118,024
Series 2006-37 Class OW 5/25/36 (l)	13,175	12,374
Series 2006-45 Class OP 6/25/36 (l)	43,896	41,282
Series 2006-62 Class KP 4/25/36 (l)	69,825	66,141
Series 2012-149:
Class DA, 1.75% 1/25/43	211,681	216,580
Class GA, 1.75% 6/25/42	225,750	230,866
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27	11,860	13,688
Series 1999-25 Class Z, 6% 6/25/29	45,144	51,779
Series 2001-20 Class Z, 6% 5/25/31	75,080	83,606
Series 2001-31 Class ZC, 6.5% 7/25/31	40,843	47,598
Series 2002-16 Class ZD, 6.5% 4/25/32	22,286	26,518
Series 2002-74 Class SV, 7.550% - 1 month U.S. LIBOR 7.3818% 11/25/32 (b)(j)(k)	77,285	12,301
Series 2012-67 Class AI, 4.5% 7/25/27 (j)	163,052	11,331
Series 06-116 Class SG, 6.640% - 1 month U.S. LIBOR 6.1528% 12/25/36 (b)(j)(k)	74,292	20,674
Series 07-40 Class SE, 6.440% - 1 month U.S. LIBOR 6.2718% 5/25/37 (b)(j)(k)	41,426	9,907
Series 1993-165 Class SH, 19.800% - 1 month U.S. LIBOR 19.3239% 9/25/23 (b)(k)	2,398	2,903
Series 2003-21 Class SK, 8.100% - 1 month U.S. LIBOR 7.9318% 3/25/33 (b)(j)(k)	12,478	3,323
Series 2005-72 Class ZC, 5.5% 8/25/35	527,573	592,916
Series 2005-79 Class ZC, 5.9% 9/25/35	310,561	359,063
Series 2007-57 Class SA, 40.600% - 1 month U.S. LIBOR 39.6105% 6/25/37 (b)(k)	45,667	100,470
Series 2007-66:
Class SA, 39.600% - 1 month U.S. LIBOR 38.5905% 7/25/37 (b)(k)	48,522	106,621
Class SB, 39.600% - 1 month U.S. LIBOR 38.5905% 7/25/37 (b)(k)	17,047	33,361
Series 2008-12 Class SG, 6.350% - 1 month U.S. LIBOR 6.1818% 3/25/38 (b)(j)(k)	271,626	60,308
Series 2010-112 Class SG, 6.360% - 1 month U.S. LIBOR 6.1918% 6/25/21 (b)(j)(k)	7	0
Series 2010-135:
Class LS, 6.050% - 1 month U.S. LIBOR 5.8818% 12/25/40 (b)(j)(k)	256,691	54,799
Class ZA, 4.5% 12/25/40	168,527	187,389
Series 2010-139 Class NI, 4.5% 2/25/40 (j)	165,124	11,347
Series 2010-150 Class ZC, 4.75% 1/25/41	1,108,209	1,258,161
Series 2010-17 Class DI, 4.5% 6/25/21 (j)	15	0
Series 2010-95 Class ZC, 5% 9/25/40	2,388,613	2,733,908
Series 2010-97 Class CI, 4.5% 8/25/25 (j)	2,735	2
Series 2011-39 Class ZA, 6% 11/25/32	169,257	198,132
Series 2011-4 Class PZ, 5% 2/25/41	478,645	549,598
Series 2011-67 Class AI, 4% 7/25/26 (j)	49,317	3,057
Series 2011-83 Class DI, 6% 9/25/26 (j)	38,693	1,708
Series 2012-100 Class WI, 3% 9/25/27 (j)	790,181	50,847
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 6.4818% 12/25/30 (b)(j)(k)	276,935	18,413
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 6.3818% 6/25/41 (b)(j)(k)	363,687	36,351
Series 2013-133 Class IB, 3% 4/25/32 (j)	553,740	20,363
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 5.8818% 1/25/44 (b)(j)(k)	247,609	41,433
Series 2013-44 Class DJ, 1.85% 5/25/33	15,514,102	15,773,085
Series 2013-51 Class GI, 3% 10/25/32 (j)	175,907	13,256
Series 2013-N1 Class A, 6.720% - 1 month U.S. LIBOR 6.5518% 6/25/35 (b)(j)(k)	208,825	49,438
Series 2015-42 Class IL, 6% 6/25/45 (j)	1,169,070	242,933
Series 2015-70 Class JC, 3% 10/25/45	1,269,215	1,352,558
Series 2017-30 Class AI, 5.5% 5/25/47 (j)	552,881	109,554
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (j)	37,190	6,879
Series 343 Class 16, 5.5% 5/25/34 (j)	32,191	5,390
Series 348 Class 14, 6.5% 8/25/34 (b)(j)	27,927	6,391
Series 351:
Class 12, 5.5% 4/25/34 (b)(j)	18,115	3,364
Class 13, 6% 3/25/34 (j)	24,947	4,676
Series 359 Class 19, 6% 7/25/35 (b)(j)	15,422	3,167
Series 384 Class 6, 5% 7/25/37 (j)	164,786	28,450
Freddie Mac:
floater:
Series 2412 Class FK, 1 month U.S. LIBOR + 0.800% 0.9836% 1/15/32 (b)(c)	3,283	3,317
Series 2423 Class FA, 1 month U.S. LIBOR + 0.900% 1.0836% 3/15/32 (b)(c)	4,483	4,548
Series 2424 Class FM, 1 month U.S. LIBOR + 1.000% 1.1836% 3/15/32 (b)(c)	4,585	4,667
Series 2432:
Class FE, 1 month U.S. LIBOR + 0.900% 1.0836% 6/15/31 (b)(c)	8,155	8,265
Class FG, 1 month U.S. LIBOR + 0.900% 1.0836% 3/15/32 (b)(c)	2,562	2,598
Series 4709 Class FE, 1 month U.S. LIBOR + 0.350% 0.5336% 8/15/47 (b)(c)	1,264,778	1,256,607
floater target amortization class Series 3366 Class FD, 1 month U.S. LIBOR + 0.250% 0.4336% 5/15/37 (b)(c)	182,231	181,292
planned amortization class:
Series 2006-15 Class OP 3/25/36 (l)	135,814	128,278
Series 2095 Class PE, 6% 11/15/28	83,713	93,010
Series 2101 Class PD, 6% 11/15/28	5,363	5,939
Series 2104 Class PG, 6% 12/15/28	5,654	6,296
Series 2121 Class MG, 6% 2/15/29	33,766	37,505
Series 2131 Class BG, 6% 3/15/29	179,599	200,006
Series 2137 Class PG, 6% 3/15/29	26,613	29,667
Series 2154 Class PT, 6% 5/15/29	61,628	68,696
Series 2162 Class PH, 6% 6/15/29	11,303	12,509
Series 2520 Class BE, 6% 11/15/32	76,718	87,760
Series 2585 Class KS, 7.600% - 1 month U.S. LIBOR 7.4164% 3/15/23 (b)(j)(k)	543	8
Series 2693 Class MD, 5.5% 10/15/33	348,983	405,312
Series 2802 Class OB, 6% 5/15/34	108,394	121,001
Series 3002 Class NE, 5% 7/15/35	198,099	219,845
Series 3110 Class OP 9/15/35 (l)	74,266	72,192
Series 3119 Class PO 2/15/36 (l)	160,765	151,905
Series 3121 Class KO 3/15/36 (l)	25,993	24,798
Series 3123 Class LO 3/15/36 (l)	91,729	86,718
Series 3145 Class GO 4/15/36 (l)	89,839	85,346
Series 3189 Class PD, 6% 7/15/36	168,877	201,891
Series 3225 Class EO 10/15/36 (l)	48,360	45,582
Series 3258 Class PM, 5.5% 12/15/36	72,926	81,657
Series 3415 Class PC, 5% 12/15/37	65,854	74,013
Series 3786 Class HI, 4% 3/15/38 (j)	112,978	3,557
Series 3806 Class UP, 4.5% 2/15/41	531,001	580,901
Series 3832 Class PE, 5% 3/15/41	772,000	869,121
Series 4135 Class AB, 1.75% 6/15/42	169,978	173,868
Series 4765 Class PE, 3% 12/15/41	854,071	879,949
sequential payer:
Series 2114 Class ZM, 6% 1/15/29	2,724	3,030
Series 2135 Class JE, 6% 3/15/29	22,222	25,062
Series 2274 Class ZM, 6.5% 1/15/31	21,810	25,275
Series 2281 Class ZB, 6% 3/15/30	37,160	41,008
Series 2303 Class ZV, 6% 4/15/31	16,593	18,563
Series 2357 Class ZB, 6.5% 9/15/31	133,636	158,420
Series 2502 Class ZC, 6% 9/15/32	40,971	46,765
Series 2519 Class ZD, 5.5% 11/15/32	46,350	52,043
Series 2546 Class MJ, 5.5% 3/15/23	12,973	13,621
Series 2601 Class TB, 5.5% 4/15/23	6,137	6,435
Series 2998 Class LY, 5.5% 7/15/25	24,261	25,944
Series 3871 Class KB, 5.5% 6/15/41	880,411	1,053,489
Series 06-3115 Class SM, 6.600% - 1 month U.S. LIBOR 6.4164% 2/15/36 (b)(j)(k)	54,918	14,490
Series 1658 Class GZ, 7% 1/15/24	7,659	8,243
Series 2013-4281 Class AI, 4% 12/15/28 (j)	482,083	26,527
Series 2017-4683 Class LM, 3% 5/15/47	1,501,874	1,578,861
Series 2380 Class SY, 8.200% - 1 month U.S. LIBOR 8.0164% 11/15/31 (b)(j)(k)	34,680	5,628
Series 2587 Class IM, 6.5% 3/15/33 (j)	5,342	1,175
Series 2844:
Class SC, 46.800% - 1 month U.S. LIBOR 45.6064% 8/15/24 (b)(k)	385	483
Class SD, 86.400% - 1 month U.S. LIBOR 84.0628% 8/15/24 (b)(k)	705	1,043
Series 2933 Class ZM, 5.75% 2/15/35	638,395	760,156
Series 2935 Class ZK, 5.5% 2/15/35	623,268	706,273
Series 2947 Class XZ, 6% 3/15/35	268,936	310,092
Series 2996 Class ZD, 5.5% 6/15/35	462,932	551,273
Series 3237 Class C, 5.5% 11/15/36	700,353	816,080
Series 3244 Class SG, 6.660% - 1 month U.S. LIBOR 6.4764% 11/15/36 (b)(j)(k)	217,719	55,086
Series 3287 Class SD, 6.750% - 1 month U.S. LIBOR 6.5664% 3/15/37 (b)(j)(k)	327,883	88,380
Series 3297 Class BI, 6.760% - 1 month U.S. LIBOR 6.5764% 4/15/37 (b)(j)(k)	459,160	125,816
Series 3336 Class LI, 6.580% - 1 month U.S. LIBOR 6.3964% 6/15/37 (b)(j)(k)	165,310	38,880
Series 3949 Class MK, 4.5% 10/15/34	141,060	154,293
Series 3955 Class YI, 3% 11/15/21 (j)	8,516	135
Series 4055 Class BI, 3.5% 5/15/31 (j)	509,595	21,559
Series 4149 Class IO, 3% 1/15/33 (j)	86,488	8,560
Series 4314 Class AI, 5% 3/15/34 (j)	145,989	10,969
Series 4427 Class LI, 3.5% 2/15/34 (j)	924,481	52,447
Series 4471 Class PA 4% 12/15/40	930,191	989,633
target amortization class Series 2156 Class TC, 6.25% 5/15/29	31,124	33,683
Freddie Mac Manufactured Housing participation certificates guaranteed:
floater Series 1686 Class FA, 1 month U.S. LIBOR + 0.900% 1.714% 2/15/24 (b)(c)	9,620	9,647
planned amortization class Series 2043 Class CJ, 6.5% 4/15/28	7,699	8,871
sequential payer:
Series 2043 Class ZH, 6% 4/15/28	23,732	26,322
Series 2056 Class Z, 6% 5/15/28	47,126	52,344
Freddie Mac Multi-family Structured pass-thru certificates:
floater Series 4795 Class FA, 1 month U.S. LIBOR + 0.300% 0.4836% 5/15/48 (b)(c)	4,071,257	4,039,466
Series 4386 Class AZ, 4.5% 11/15/40	1,659,233	1,833,715
Freddie Mac Seasoned Credit Risk Transfer Trust:
sequential payer:
Series 2018-3 Class MA, 3.5% 8/25/57	13,481,627	14,409,542
Series 2018-4 Class MA, 3.5% 3/25/58	5,015,095	5,360,275
Series 2019-1 Class MA, 3.5% 7/25/58	8,628,351	9,222,224
Series 2018-3 Class M55D, 4% 8/25/57	616,481	647,028
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.690% - 1 month U.S. LIBOR 6.5079% 6/16/37 (b)(j)(k)	97,491	24,491
Series 2010-H03 Class FA, 1 month U.S. LIBOR + 0.550% 0.9909% 3/20/60 (b)(c)(m)	1,094,873	1,094,868
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 0.7709% 7/20/60 (b)(c)(m)	140,810	139,925
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 1.3163% 9/20/60 (b)(c)(m)	170,948	169,875
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 1.3163% 8/20/60 (b)(c)(m)	176,994	175,907
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 1.3963% 12/20/60 (b)(c)(m)	361,869	360,270
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 1.5163% 12/20/60 (b)(c)(m)	479,230	478,861
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 1.5163% 2/20/61 (b)(c)(m)	846,225	845,848
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 1.5063% 2/20/61 (b)(c)(m)	1,161,664	1,160,908
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 1.5163% 4/20/61 (b)(c)(m)	420,182	419,822
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 1.5163% 5/20/61 (b)(c)(m)	561,238	560,725
Class FC, 1 month U.S. LIBOR + 0.500% 1.5163% 5/20/61 (b)(c)(m)	476,611	476,195
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 1.5463% 6/20/61 (b)(c)(m)	563,161	563,099
Series 2011-H20 Class FA, 1 month U.S. LIBOR + 0.550% 1.5663% 9/20/61 (b)(c)(m)	1,393,142	1,393,601
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 1.6163% 10/20/61 (b)(c)(m)	654,249	655,243
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 1.7163% 11/20/61 (b)(c)(m)	603,701	606,057
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 1.7163% 1/20/62 (b)(c)(m)	393,958	395,451
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 1.6463% 1/20/62 (b)(c)(m)	570,192	571,450
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 1.6463% 3/20/62 (b)(c)(m)	363,822	364,139
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 1.6663% 5/20/61 (b)(c)(m)	21,388	21,436
Series 2012-H26, Class CA, 1 month U.S. LIBOR + 0.530% 1.5463% 7/20/60 (b)(c)(m)	12,649	12,653
Series 2014-H03 Class FA, 1 month U.S. LIBOR + 0.600% 1.6163% 1/20/64 (b)(c)(m)	541,881	542,635
Series 2014-H05 Class FB, 1 month U.S. LIBOR + 0.600% 1.6163% 12/20/63 (b)(c)(m)	1,879,050	1,881,939
Series 2014-H11 Class BA, 1 month U.S. LIBOR + 0.500% 1.5163% 6/20/64 (b)(c)(m)	489,744	489,326
Series 2015-H07 Class FA, 1 month U.S. LIBOR + 0.300% 1.3163% 3/20/65 (b)(c)(m)	22,075	22,015
Series 2015-H13 Class FL, 1 month U.S. LIBOR + 0.280% 1.2963% 5/20/63 (b)(c)(m)	23,990	23,910
Series 2015-H19 Class FA, 1 month U.S. LIBOR + 0.200% 1.2163% 4/20/63 (b)(c)(m)	41,071	40,821
Series 2016-H20 Class FM, 1 month U.S. LIBOR + 0.400% 1.4163% 12/20/62 (b)(c)(m)	37,576	37,463
Series 2017-161 Class DF, 1 month U.S. LIBOR + 0.250% 0.4208% 10/20/47 (b)(c)	1,324,989	1,314,398
Series 2018-159 Class F, 1 month U.S. LIBOR + 0.350% 0.5208% 11/20/48 (b)(c)	3,462,714	3,457,378
Series 2018-65 Class DF, 1 month U.S. LIBOR + 0.300% 0.4708% 5/20/48 (b)(c)	1,589,516	1,580,068
Series 2018-77 Class FA, 1 month U.S. LIBOR + 0.300% 0.4708% 6/20/48 (b)(c)	1,866,586	1,855,388
Series 2018-78 Class AF, 1 month U.S. LIBOR + 0.300% 0.4708% 6/20/48 (b)(c)	2,009,001	2,002,788
planned amortization class:
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 9.6585% 12/20/40 (b)(k)	1,158,415	1,397,306
Series 2011-136 Class WI, 4.5% 5/20/40 (j)	111,589	7,262
Series 2016-69 Class WA, 3% 2/20/46	829,066	874,905
Series 2017-134 Class BA, 2.5% 11/20/46	233,436	243,628
Series 2017-153 Class GA, 3% 9/20/47	2,299,572	2,420,694
Series 2017-182 Class KA, 3% 10/20/47	2,155,269	2,266,714
Series 2018-13 Class Q, 3% 4/20/47	2,837,656	2,967,952
sequential payer:
Series 2002-42 Class ZA, 6% 6/20/32	12,796	14,826
Series 2004-24 Class ZM, 5% 4/20/34	293,743	334,918
Series 2010-160 Class DY, 4% 12/20/40	2,552,752	2,816,707
Series 2010-170 Class B, 4% 12/20/40	566,281	624,946
Series 2016-H02 Class FM, 1 month U.S. LIBOR + 0.500% 1.5163% 9/20/62 (b)(c)(m)	353,810	353,840
Series 2016-H04 Class FE, 1 month U.S. LIBOR + 0.650% 1.6663% 11/20/65 (b)(c)(m)	53,765	53,794
Series 2017-139 Class BA, 3% 9/20/47	7,901,876	8,468,479
Series 2004-32 Class GS, 6.500% - 1 month U.S. LIBOR 6.3179% 5/16/34 (b)(j)(k)	64,930	14,134
Series 2004-73 Class AL, 7.200% - 1 month U.S. LIBOR 7.0179% 8/17/34 (b)(j)(k)	53,907	13,930
Series 2010-116 Class QB, 4% 9/16/40	170,756	183,749
Series 2010-14 Class SN, 5.950% - 1 month U.S. LIBOR 5.7679% 2/16/40 (b)(j)(k)	354,342	67,669
Series 2010-H10 Class FA, 1 month U.S. LIBOR + 0.330% 0.7709% 5/20/60 (b)(c)(m)	418,470	415,870
Series 2011-52 Class HI, 7% 4/16/41 (j)	59,746	12,441
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 5.9293% 7/20/41 (b)(j)(k)	215,972	42,254
Series 2012-76 Class GS, 6.700% - 1 month U.S. LIBOR 6.5179% 6/16/42 (b)(j)(k)	216,409	51,557
Series 2013-124:
Class ES, 8.667% - 1 month U.S. LIBOR 8.439% 4/20/39 (b)(k)	133,994	139,414
Class ST, 8.800% - 1 month U.S. LIBOR 8.5723% 8/20/39 (b)(k)	518,549	538,489
Series 2013-149 Class MA, 2.5% 5/20/40	2,927,984	3,062,490
Series 2014-2 Class BA, 3% 1/20/44	3,865,716	4,167,788
Series 2014-21 Class HA, 3% 2/20/44	1,715,327	1,807,180
Series 2014-25 Class HC, 3% 2/20/44	2,647,939	2,884,921
Series 2014-5 Class A, 3% 1/20/44	2,367,826	2,539,670
Series 2015-H13 Class HA, 2.5% 8/20/64 (m)	444,374	447,306
Series 2015-H17 Class HA, 2.5% 5/20/65 (m)	338,772	339,525
Series 2015-H21 Class HA, 2.5% 6/20/63 (m)	2,461	2,461
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 0.67% 5/20/66 (b)(c)(m)	3,635,318	3,610,704
Series 2017-186 Class HK, 3% 11/16/45	2,211,859	2,346,509
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 0.52% 8/20/66 (b)(c)(m)	4,039,552	3,999,219
Ginnie Mae REMIC Trust Series 2015-H17 Class GZ, 4.1538% 5/20/65 (b)(m)	143,313	150,392

TOTAL U.S. GOVERNMENT AGENCY		159,376,757

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $214,346,544)		219,072,088

Commercial Mortgage Securities - 2.6%
BAMLL Commercial Mortgage Securities Trust:
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (a)	10,500,000	10,324,773
Class ANM, 3.112% 11/5/32 (a)	5,768,000	5,265,912
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (a)	1,295,000	1,046,333
Class CNM, 3.8425% 11/5/32 (a)(b)	536,000	424,019
BANK sequential payer:
Series 2018-BN10:
Class A4, 3.428% 2/15/61	10,050,000	11,013,542
Class A5, 3.688% 2/15/61	6,167,000	6,867,725
Series 2019-BN21 Class A5, 2.851% 10/17/52	1,112,000	1,188,762
Series 2019-BN23 Class A3, 2.92% 12/15/52	9,000,000	9,694,740
Series 2019-BN24 Class A3, 2.96% 11/15/62	4,100,000	4,431,361
Barclays Commercial Mortgage Securities LLC Series 2015-STP Class A, 3.3228% 9/10/28 (a)	67,498	67,470
Bayview Commercial Asset Trust floater:
Series 2005-3A:
Class A2, 1 month U.S. LIBOR + 0.400% 0.5683% 11/25/35 (a)(b)(c)	42,298	36,204
Class M1, 1 month U.S. LIBOR + 0.440% 0.6083% 11/25/35 (a)(b)(c)	11,315	9,642
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.390% 0.5583% 1/25/36 (a)(b)(c)	107,205	96,416
Class M1, 1 month U.S. LIBOR + 0.450% 0.6183% 1/25/36 (a)(b)(c)	34,609	31,059
Class M2, 1 month U.S. LIBOR + 0.470% 0.6383% 1/25/36 (a)(b)(c)	13,051	11,614
Class M3, 1 month U.S. LIBOR + 0.500% 0.6683% 1/25/36 (a)(b)(c)	18,994	16,770
Series 2006-1:
Class A2, 1 month U.S. LIBOR + 0.360% 0.5283% 4/25/36 (a)(b)(c)	17,998	15,497
Class M1, 1 month U.S. LIBOR + 0.380% 0.5483% 4/25/36 (a)(b)(c)	10,883	9,301
Class M2, 1 month U.S. LIBOR + 0.400% 0.5683% 4/25/36 (a)(b)(c)	11,511	8,762
Class M6, 1 month U.S. LIBOR + 0.640% 0.8083% 4/25/36 (a)(b)(c)	10,883	8,089
Series 2006-2A:
Class M1, 1 month U.S. LIBOR + 0.310% 0.4783% 7/25/36 (a)(b)(c)	16,902	12,811
Class M2, 1 month U.S. LIBOR + 0.330% 0.4983% 7/25/36 (a)(b)(c)	12,009	9,621
Class M4, 1 month U.S. LIBOR + 0.420% 0.5883% 7/25/36 (a)(b)(c)	11,342	8,192
Series 2006-4A:
Class A2, 1 month U.S. LIBOR + 0.270% 0.4383% 12/25/36 (a)(b)(c)	266,502	233,473
Class M1, 1 month U.S. LIBOR + 0.290% 0.4583% 12/25/36 (a)(b)(c)	21,418	15,892
Class M3, 1 month U.S. LIBOR + 0.340% 0.5083% 12/25/36 (a)(b)(c)	14,518	9,981
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 0.4383% 3/25/37 (a)(b)(c)	64,384	58,712
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 0.4383% 7/25/37 (a)(b)(c)	192,018	167,265
Class A2, 1 month U.S. LIBOR + 0.320% 0.4883% 7/25/37 (a)(b)(c)	179,727	153,897
Class M1, 1 month U.S. LIBOR + 0.370% 0.5383% 7/25/37 (a)(b)(c)	61,223	45,917
Class M2, 1 month U.S. LIBOR + 0.410% 0.5783% 7/25/37 (a)(b)(c)	39,888	29,397
Class M3, 1 month U.S. LIBOR + 0.490% 0.6583% 7/25/37 (a)(b)(c)	35,064	30,396
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 0.4583% 7/25/37 (a)(b)(c)	67,651	55,511
Class M1, 1 month U.S. LIBOR + 0.310% 0.4783% 7/25/37 (a)(b)(c)	35,886	29,082
Class M2, 1 month U.S. LIBOR + 0.340% 0.5083% 7/25/37 (a)(b)(c)	38,290	30,432
Class M3, 1 month U.S. LIBOR + 0.370% 0.5383% 7/25/37 (a)(b)(c)	61,813	49,765
Class M4, 1 month U.S. LIBOR + 0.500% 0.6683% 7/25/37 (a)(b)(c)	97,185	77,291
Class M5, 1 month U.S. LIBOR + 0.600% 0.7683% 7/25/37 (a)(b)(c)	40,328	29,602
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51	1,260,000	1,449,330
Series 2019-B10 Class A4, 3.717% 3/15/62	2,283,000	2,579,544
Series 2019-B11 Class A5, 3.5421% 5/15/52	8,500,000	9,502,242
Series 2019-B13 Class A4, 2.952% 8/15/57	30,611,000	33,038,694
Series 2019-B14 Class A5, 3.0486% 12/15/62	5,422,000	5,898,890
Series 2020-B17 Class A5, 2.289% 3/15/53	13,300,000	13,602,280
Series 2018-B8 Class A5, 4.2317% 1/15/52	15,369,000	17,903,579
Series 2019-B12 Class XA, 1.0675% 8/15/52 (b)(j)	75,791,470	4,906,520
Series 2019-B14 Class XA, 0.7902% 12/15/62 (b)(j)	50,926,062	2,490,987
Series 2020-B17 Class XA, 1.5424% 3/15/53 (b)(j)	11,998,866	1,081,218
BX Commercial Mortgage Trust:
floater Series 2020-BXLP:
Class B, 1 month U.S. LIBOR + 1.000% 1.1836% 12/15/36 (a)(b)(c)	6,574,000	6,293,994
Class C, 1 month U.S. LIBOR + 1.120% 1.3036% 12/15/36 (a)(b)(c)	5,396,000	5,112,091
Class D, 1 month U.S. LIBOR + 1.250% 1.4336% 12/15/36 (a)(b)(c)	6,058,000	5,693,753
floater sequential payer:
Series 2019-CALM Class A, 1 month U.S. LIBOR + 0.870% 1.0596% 11/15/32 (a)(b)(c)	2,254,000	2,147,895
Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.9836% 12/15/36 (a)(b)(c)	13,587,000	13,144,459
BX Trust:
floater:
Series 2018-EXCL:
Class A, 1 month U.S. LIBOR + 1.088% 1.2713% 9/15/37 (a)(b)(c)	11,493,874	10,091,661
Class B, 1 month U.S. LIBOR + 1.320% 1.5086% 9/15/37 (a)(b)(c)	4,536,936	3,877,954
Class D, 1 month U.S. LIBOR + 2.620% 2.8086% 9/15/37 (a)(b)(c)	2,186,803	1,568,374
Series 2018-IND:
Class B, 1 month U.S. LIBOR + 0.900% 1.0836% 11/15/35 (a)(b)(c)	3,999,800	3,889,464
Class C, 1 month U.S. LIBOR + 1.100% 1.2836% 11/15/35 (a)(b)(c)	893,200	867,441
Class F, 1 month U.S. LIBOR + 1.800% 1.9836% 11/15/35 (a)(b)(c)	2,356,900	2,238,706
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 1.4836% 4/15/34 (a)(b)(c)	4,437,000	3,947,356
Class C, 1 month U.S. LIBOR + 1.600% 1.7836% 4/15/34 (a)(b)(c)	2,933,000	2,550,502
Class D, 1 month U.S. LIBOR + 1.900% 2.0836% 4/15/34 (a)(b)(c)	3,079,000	2,566,686
Series 2019-XL:
Class B, 1 month U.S. LIBOR + 1.080% 1.2636% 10/15/36 (a)(b)(c)	4,281,150	4,136,337
Class C, 1 month U.S. LIBOR + 1.250% 1.4336% 10/15/36 (a)(b)(c)	5,381,771	5,172,754
Class D, 1 month U.S. LIBOR + 1.450% 1.6336% 10/15/36 (a)(b)(c)	7,623,141	7,298,426
Class E, 1 month U.S. LIBOR + 1.800% 1.9836% 10/15/36 (a)(b)(c)	10,710,995	10,134,019
Series 2020-BXLP Class E, 1 month U.S. LIBOR + 1.600% 1.7836% 12/15/36 (a)(b)(c)	5,747,000	5,343,867
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.1836% 4/15/34 (a)(b)(c)	11,557,000	10,629,385
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.1036% 10/15/36 (a)(b)(c)	30,552,754	29,940,296
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 1.1336% 11/15/36 (a)(b)(c)	4,222,000	4,010,289
Class B, 1 month U.S. LIBOR + 1.250% 1.4336% 11/15/36 (a)(b)(c)	1,600,000	1,511,749
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 1.3036% 6/15/34 (a)(b)(c)	21,133,804	20,346,614
Class B, 1 month U.S. LIBOR + 1.500% 1.6836% 6/15/34 (a)(b)(c)	2,169,638	1,935,853
Class C, 1 month U.S. LIBOR + 1.750% 1.9336% 6/15/34 (a)(b)(c)	2,451,422	2,107,433
Citigroup Commercial Mortgage Trust:
sequential payer:
Series 2017-P7 Class AAB, 3.509% 4/14/50	740,000	791,658
Series 2020-GC46 Class A5, 2.717% 2/15/53	20,180,000	21,463,339
Series 2015-GC33 Class XA, 0.8915% 9/10/58 (b)(j)	1,620,162	61,041
Series 2016-P6 Class XA, 0.7875% 12/10/49 (b)(j)	1,641,825	47,866
COMM Mortgage Trust:
sequential payer:
Series 2014-CR18 Class A5, 3.828% 7/15/47	2,137,000	2,297,490
Series 2017-CD4 Class ASB, 3.317% 5/10/50	2,000,000	2,132,423
Series 2019-GC44 Class A5, 2.95% 8/15/57	11,300,000	12,201,715
Series 2014-CR20 Class XA, 1.0257% 11/10/47 (b)(j)	390,605	14,198
Series 2014-LC17 Class XA, 0.7666% 10/10/47 (b)(j)	1,367,196	34,215
Series 2014-UBS6 Class XA, 0.8907% 12/10/47 (b)(j)	982,994	29,946
Core Industrial Trust floater Series 2019-CORE Class A, 1 month U.S. LIBOR + 0.880% 1.0636% 12/15/31 (a)(b)(c)	1,667,000	1,604,202
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, 1 month U.S. LIBOR + 0.980% 1.1636% 5/15/36 (a)(b)(c)	36,210,000	35,370,544
Class B, 1 month U.S. LIBOR + 1.230% 1.4136% 5/15/36 (a)(b)(c)	6,081,000	5,882,863
Class C, 1 month U.S. LIBOR + 1.430% 1.6136% 5/15/36 (a)(b)(c)	7,314,000	7,002,373
Series 2018-SITE:
Class A, 4.284% 4/15/36 (a)	4,971,000	4,847,256
Class B, 4.5349% 4/15/36 (a)	1,471,000	1,400,326
Class C, 4.782% 4/15/36 (a)(b)	955,000	886,955
Class D, 4.782% 4/15/36 (a)(b)	1,909,000	1,710,760
Freddie Mac:
sequential payer:
Series 2020-K104 Class A2, 2.253% 1/25/30	8,100,000	8,810,361
Series K069 Class A2, 3.187% 9/25/27	3,630,000	4,109,978
Series K073 Class A2, 3.35% 1/25/28	6,811,000	7,804,347
Series K734 Class A2, 3.208% 2/25/26	2,438,000	2,696,129
GS Mortgage Securities Trust:
floater Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.450% 1.6336% 9/15/31 (a)(b)(c)	20,025,000	18,487,911
sequential payer:
Series 2014-GC18 Class AAB, 3.648% 1/10/47	900,157	928,427
Series 2019-GC39 Class A4, 3.567% 5/10/52	1,800,000	2,014,432
Series 2020-GC45 Class A5, 2.9106% 2/13/53	17,280,000	18,606,974
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (a)	3,500,000	3,577,050
JPMBB Commercial Mortgage Securities Trust Series 2013-C14 Class A/S, 4.4093% 8/15/46	3,700,000	3,862,176
JPMDB Commercial Mortgage Securities Trust sequential payer Series 2019-COR6 Class A4, 3.0565% 11/13/52	2,872,000	3,113,322
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-C6 Class A/S, 4.1166% 5/15/45	500,000	511,928
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, 1 month U.S. LIBOR + 1.000% 1.1836% 9/15/29 (a)(b)(c)	6,400,000	6,160,167
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (a)	84,000	86,431
Class CFX, 4.9498% 7/5/33 (a)	767,000	775,045
Class DFX, 5.3503% 7/5/33 (a)	1,180,000	1,172,721
Class EFX, 5.5422% 7/5/33 (a)	1,614,000	1,557,512
Ladder Capital Commercial Mortgage Securities Trust:
sequential payer Series 2014-909 Class A, 3.388% 5/15/31 (a)	12,000,000	12,039,988
Series 2014-909 Class B, 3.59% 5/15/31 (a)	7,769,000	7,733,847
Morgan Stanley BAML Trust:
sequential payer Series 2017-C33 Class A4, 3.337% 5/15/50	13,400,000	14,372,214
Series 2015-C25 Class XA, 1.0859% 10/15/48 (b)(j)	994,621	40,638
Morgan Stanley Capital I Trust:
floater:
Series 2018-BOP Class A, 1 month U.S. LIBOR + 0.850% 1.0336% 8/15/33 (a)(b)(c)	213,000	203,871
Series 2019-AGLN Class A, 1 month U.S. LIBOR + 0.950% 1.1336% 3/15/34 (a)(b)(c)	8,620,000	8,252,177
floater sequential payer Series 2019-NUGS Class A, 1 month U.S. LIBOR + 0.950% 2.45% 12/15/36 (a)(b)(c)	9,700,000	9,250,036
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (a)	16,247,000	15,449,973
Series 2011-C3 Class AJ, 5.2444% 7/15/49 (a)(b)	5,300,000	5,453,922
Series 2018-H4 Class A4, 4.31% 12/15/51	2,991,000	3,450,963
Series 2019-MEAD:
Class B, 3.1771% 11/10/36 (a)	1,783,000	1,677,573
Class C, 3.1771% 11/10/36 (a)	1,712,000	1,537,831
MSCG Trust Series 2016-SNR:
Class B, 4.181% 11/15/34 (a)	30,056	29,081
Class C, 5.205% 11/15/34 (a)	948,600	924,694
NYT Mortgage Trust floater Series 2019-NYT Class A, 1 month U.S. LIBOR + 1.200% 1.3836% 12/15/35 (a)(b)(c)	20,822,000	19,866,997
RETL floater Series 2019-RVP:
Class A, 1 month U.S. LIBOR + 1.150% 1.3336% 3/15/36 (a)(b)(c)	1,165,311	1,101,916
Class B, 1 month U.S. LIBOR + 1.550% 1.7336% 3/15/36 (a)(b)(c)	2,800,000	2,508,593
Class C, 1 month U.S. LIBOR + 2.100% 2.2836% 3/15/36 (a)(b)(c)	10,537,000	9,183,209
UBS Commercial Mortgage Trust:
sequential payer Series 2017-C7 Class ASB, 3.586% 12/15/50	1,000,000	1,083,907
Series 2017-C7 Class XA, 1.052% 12/15/50 (b)(j)	1,241,140	69,364
UBS-Barclays Commercial Mortgage Trust floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 0.988% 4/10/46 (a)(b)(c)	113,853	116,101
Wells Fargo Commercial Mortgage Trust:
sequential payer:
Series 2015-C26 Class A4, 3.166% 2/15/48	11,250,000	11,897,785
Series 2015-C29 Class ASB, 3.4% 6/15/48	6,165,972	6,415,488
Series 2016-LC24 Class A3, 2.684% 10/15/49	4,700,000	4,888,402
Series 2017-C40 Class ASB, 3.395% 10/15/50	1,000,000	1,073,467
Series 2018-C44 Class ASB, 4.167% 5/15/51	1,000,000	1,119,928
Series 2019-C52 Class A5, 2.892% 8/15/52	3,829,000	4,091,779
Series 2019-C54 Class ASB, 3.063% 12/15/52	1,000,000	1,072,432
Series 2015-SG1 Class ASB, 3.556% 9/15/48	5,200,000	5,429,991
Series 2017-C42 Class XA, 0.8881% 12/15/50 (b)(j)	1,456,703	76,841
Series 2018-C48 Class A5, 4.302% 1/15/52	3,836,000	4,449,204
WF-RBS Commercial Mortgage Trust floater Series 2013-C14 Class A3, 1 month U.S. LIBOR + 0.720% 0.9036% 6/15/46 (a)(b)(c)	104,171	104,639
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $657,769,794)		647,646,802

Municipal Securities - 0.2%
Illinois Gen. Oblig.:
Series 2003:	$	$
4.95% 6/1/23	4,114,909	4,099,725
5.1% 6/1/33	22,095,000	21,306,209
Series 2010-1, 6.63% 2/1/35	2,035,000	2,124,418
Series 2010-3:
6.725% 4/1/35	2,710,000	2,822,004
7.35% 7/1/35	1,385,000	1,492,975
Series 2010-5, 6.2% 7/1/21	590,000	593,322
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,609,000	13,598,434
TOTAL MUNICIPAL SECURITIES
(Cost $47,115,159)		46,037,087

Foreign Government and Government Agency Obligations - 0.1%
State of Qatar:
3.4% 4/16/25 (a)	4,110,000	4,395,131
3.75% 4/16/30 (a)	5,210,000	5,792,869
4.4% 4/16/50 (a)	4,845,000	5,753,438
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $14,142,757)		15,941,438

Bank Notes - 0.1%
Capital One NA 2.95% 7/23/21	3,754,000	3,817,700
Discover Bank:
3.1% 6/4/20	$4,072,000	$4,072,312
3.2% 8/9/21	4,613,000	4,659,865
4.682% 8/9/28 (b)	2,954,000	2,956,363
KeyBank NA 6.95% 2/1/28	619,000	780,417
PNC Bank NA 2.45% 11/5/20	4,575,000	4,603,060
RBS Citizens NA 2.55% 5/13/21	1,236,000	1,256,243
Regions Bank 6.45% 6/26/37	4,251,000	5,637,831
Synchrony Bank 3.65% 5/24/21	4,817,000	4,883,605
TOTAL BANK NOTES
(Cost $31,501,442)		32,667,396
	Shares	Value

Fixed-Income Funds - 51.3%
Bank Loan Funds - 2.3%
Fidelity Floating Rate High Income Fund (n)	63,553,686	$554,823,681
High Yield Fixed-Income Funds - 2.5%
Fidelity High Income Fund (n)	23,106,975	189,708,266
Fidelity New Markets Income Fund (n)	31,628,922	437,744,286

TOTAL HIGH YIELD FIXED-INCOME FUNDS		627,452,552

Inflation-Protected Bond Funds - 1.7%
Fidelity Inflation-Protected Bond Index Fund (n)	39,534,157	417,876,035
Intermediate-Term Bond Funds - 37.8%
Fidelity Global Credit Fund (n)	2,727,864	26,242,053
Fidelity SAI Total Bond Fund (n)	860,170,253	9,212,423,374
Fidelity Sustainability Bond Index Fund (n)	2,318,779	25,576,136
Fidelity U.S. Bond Index Fund (n)	8,101,740	101,109,716

TOTAL INTERMEDIATE-TERM BOND FUNDS		9,365,351,279

Investment Grade Fixed-Income Funds - 2.0%
Fidelity Corporate Bond Fund (n)	40,452,566	502,825,401
Long Government Bond Funds - 4.5%
Fidelity SAI Long-Term Treasury Bond Index Fund (n)	83,495,506	1,107,985,358
Sector Funds - 0.5%
Fidelity Advisor Real Estate Income Fund Class Z (n)	12,616,986	130,711,979
TOTAL FIXED-INCOME FUNDS
(Cost $12,106,616,637)		12,707,026,285
	Principal Amount	Value

Preferred Securities - 0.1%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
MPLX LP 6.875% (b)(o)	734,000	641,686
FINANCIALS - 0.1%
Banks - 0.1%
Bank of America Corp. 6.25% (b)(o)	4,113,000	4,344,155
Bank of Nova Scotia 4.65% (b)(o)	13,095,000	12,545,466
Barclays Bank PLC 7.625% 11/21/22	4,883,000	5,260,354
Barclays PLC 7.875% (Reg. S) (b)(o)	695,000	715,137
Citigroup, Inc. 4.7% (b)(o)	520,000	461,132
JPMorgan Chase & Co. 4.6% (b)(o)	1,175,000	1,061,201
Royal Bank of Scotland Group PLC 7.5% (b)(o)	476,000	472,297
Wells Fargo & Co. 5.9% (b)(o)	671,000	685,327
		25,545,069
INDUSTRIALS - 0.0%
Trading Companies & Distributors - 0.0%
AerCap Holdings NV 5.875% 10/10/79 (b)	1,785,000	1,240,983
TOTAL PREFERRED SECURITIES
(Cost $28,422,599)		27,427,738
	Shares	Value

Money Market Funds - 6.2%
Fidelity Cash Central Fund 0.11% (p)	1,034,267,295	1,034,474,149
Fidelity Investments Money Market Government Portfolio Institutional Class 0.12% (n)(q)	502,472,950	502,472,950
TOTAL MONEY MARKET FUNDS
(Cost $1,536,947,060)		1,536,947,099

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.0375% and receive quarterly a floating rate based on 3-month LIBOR, expiring March 2032	3/7/22	8,800,000	$205,959
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.78% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/15/24	4,600,000	45,463
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.785% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/24/24	27,200,000	270,246
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.82% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/18/24	33,500,000	318,582
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.4% and receive quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/26/25	2,800,000	46,012
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.2% and receive quarterly a floating rate based on 3-month LIBOR, expiring July 2029	7/18/24	43,600,000	244,919
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay semi-annually a fixed rate of 1.741% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/12/24	16,000,000	159,140
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to pay semi-annually a fixed rate of 2.313% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/6/24	12,300,000	57,311

TOTAL PUT OPTIONS			1,347,632

Call Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.0375% and pay quarterly a floating rate based on 3-month LIBOR, expiring March 2032	3/7/22	8,800,000	402,150
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.78% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/15/24	4,600,000	245,198
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.785% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/24/24	27,200,000	1,454,021
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.82% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/18/24	33,500,000	1,836,475
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.4% and pay quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/26/25	2,800,000	110,076
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.2% and pay quarterly a floating rate based on 3-month LIBOR, expiring July 2029	7/18/24	43,600,000	3,099,171
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive semi-annually a fixed rate of 1.741% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/12/24	16,000,000	831,185
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to receive semi-annually a fixed rate of 2.313% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/6/24	12,300,000	939,614

TOTAL CALL OPTIONS			8,917,890

TOTAL PURCHASED SWAPTIONS
(Cost $8,431,114)			10,265,522
TOTAL INVESTMENT IN SECURITIES - 110.0%
(Cost $26,288,865,369)			27,254,106,818
NET OTHER ASSETS (LIABILITIES) - (10.0)%			(2,479,792,116)
NET ASSETS - 100%			$24,774,314,702

TBA Sale Commitments
	Principal Amount	Value
Uniform Mortgage Backed Securities
2.5% 6/1/35	$(17,100,000)	$(17,892,211)
2.5% 6/1/35	(6,600,000)	(6,905,765)
2.5% 6/1/35	(10,450,000)	(10,934,129)
2.5% 6/1/35	(76,400,000)	(79,939,467)
2.5% 6/1/35	(19,900,000)	(20,821,929)
2.5% 6/1/35	(16,450,000)	(17,212,097)
2.5% 6/1/35	(46,300,000)	(48,444,991)
2.5% 6/1/35	(2,750,000)	(2,877,402)
2.5% 6/1/35	(2,700,000)	(2,825,086)
2.5% 6/1/35	(10,600,000)	(11,091,078)
2.5% 6/1/35	(17,050,000)	(17,839,894)
2.5% 7/1/35	(37,450,000)	(39,125,007)
2.5% 6/1/50	(65,000,000)	(67,424,806)
2.5% 6/1/50	(32,000,000)	(33,193,750)
3% 6/1/50	(54,600,000)	(57,432,375)
3% 6/1/50	(23,100,000)	(24,298,313)
3% 6/1/50	(6,400,000)	(6,732,000)
3% 6/1/50	(48,000,000)	(50,490,000)
3% 6/1/50	(58,900,000)	(61,955,438)
3% 6/1/50	(10,400,000)	(10,939,500)
3% 6/1/50	(6,550,000)	(6,889,781)
3% 6/1/50	(10,400,000)	(10,939,500)
3% 6/1/50	(6,500,000)	(6,837,188)
3% 6/1/50	(40,400,000)	(42,495,750)
3% 6/1/50	(7,100,000)	(7,468,313)
3% 6/1/50	(8,000,000)	(8,415,000)
3% 6/1/50	(10,150,000)	(10,676,531)
3% 6/1/50	(27,650,000)	(29,084,344)
3% 6/1/50	(15,550,000)	(16,356,656)
3% 6/1/50	(2,700,000)	(2,840,063)
3% 6/1/50	(10,800,000)	(11,360,250)
3% 6/1/50	(23,400,000)	(24,613,875)
3% 6/1/50	(17,300,000)	(18,197,438)
3% 6/1/50	(28,250,000)	(29,715,469)
3% 6/1/50	(38,200,000)	(40,181,622)
TOTAL TBA SALE COMMITMENTS
(Proceeds $854,284,541)		$(854,447,018)

Written Swaptions
	Expiration Date	Notional Amount	Value
Put Swaptions
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.775% and receive quarterly a floating rate based on 3-month LIBOR, expiring December 2029	12/3/24	9,700,000	$(101,459)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.97% and receive quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/1/24	19,000,000	(140,274)

TOTAL PUT SWAPTIONS			(241,733)

Call Swaptions
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.775% and pay quarterly a floating rate based on 3-month LIBOR, expiring December 2029	12/3/24	9,700,000	(513,183)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.97% and pay quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/1/24	19,000,000	(1,164,748)

TOTAL CALL SWAPTIONS			(1,677,931)

TOTAL WRITTEN SWAPTIONS			$(1,919,664)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT Long Term U.S. Treasury Bond Contracts (United States)	499	Sept. 2020	$89,009,125	$(152,814)	$(152,814)
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	2,435	Sept. 2020	338,617,188	(463,703)	(463,703)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1,781	Sept. 2020	393,322,719	(59,147)	(59,147)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	269	Sept. 2020	33,793,125	(44,673)	(44,673)

TOTAL SOLD					(567,523)

TOTAL FUTURES CONTRACTS					$(720,337)

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

The notional amount of futures sold as a percentage of Net Assets is 3.1%

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$1,830,000	$17,534	$(60,355)	$(42,821)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	2,200,000	21,079	(28,895)	(7,816)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	8,150,000	78,088	(114,090)	(36,002)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	3,100,000	29,702	(39,429)	(9,727)
CMBX N.A. AAA Index Series 12	Aug. 2061	JPMorgan Securities LLC	(0.5%)	Monthly	2,510,000	24,049	(31,083)	(7,034)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	1,630,000	15,618	(77,105)	(61,487)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	14,170,000	135,768	(505,013)	(369,245)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	6,800,000	65,154	(189,949)	(124,795)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	630,000	6,036	(14,976)	(8,940)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	3,180,000	30,469	(15,311)	15,158
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	8,460,000	81,059	(71,097)	9,962
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	9,300,000	89,107	(104,201)	(15,094)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	20,000,000	191,628	(141,836)	49,792

TOTAL CREDIT DEFAULT SWAPS						$785,291	$(1,393,340)	$(608,049)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
1%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Jun. 2022	$70,710,000	$132,357	$0	$132,357
1.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Jun. 2025	59,850,000	288,746	0	288,746
3-month LIBOR(3)	Quarterly	1.25%	Semi - annual	LCH	Jun. 2030	43,115,000	(331,688)	0	(331,688)

TOTAL INTEREST RATE SWAPS							$89,415	$0	$89,415

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,761,217,617 or 7.1% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $896,498.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,416,086.

 (f) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $1,483,093.

 (g) Security or a portion of the security has been segregated as collateral for open options. At period end, the value of securities pledged amounted to $341,159.

 (h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (i) Level 3 security

 (j) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (k) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (l) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

 (m) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (n) Affiliated Fund

 (o) Security is perpetual in nature with no stated maturity date.

 (p) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (q) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,535,297
Fidelity Specialized High Income Central Fund	898,845
Total	$7,434,142

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds(a)	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Specialized High Income Central Fund	$233,291,657	$--	$238,156,796	$9,525,452	$(4,660,313)	$--	0.0%
Total	$233,291,657	$--	$238,156,796	$9,525,452	$(4,660,313)	$--

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affi- liate	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor Re- al Est- ate Inc- ome Fund Cla- ss Z	$--	$125,000,000	$--	$--	$--	$5,711,979	$130,711,979
Fidelity Cap- ital & Inc- ome Fund	--	50,000,000	50,000,000	66,303	--	--	--
Fidelity Cor- por- ate Bo- nd Fu- nd	--	476,740,651	--	1,744,617	--	26,084,750	502,825,401
Fidelity Floa- ting Rate High Inc- ome Fund	346,073,841	250,003,468	--	20,003,892	--	(41,253,628)	554,823,681
Fidelity Glo- bal Cre- dit Fund	--	25,590,962	--	590,962	--	651,091	26,242,053
Fidelity High Inc- ome Fund	--	201,103,316	20,000,000	1,110,657	25,284	8,579,666	189,708,266
Fidelity Inf- lat- ion- Pro- tec- ted Bo- nd In- dex Fu- nd	81,897,580	576,053,528	260,000,000	9,380,280	3,695,136	16,229,791	417,876,035
Fidelity Inv- est- me- nts Mon- ey Mar- ket Gov- ern- me- nt Por- tfo- lio Ins- tit- uti- on- al Cla- ss 0 .12%	122,960,870	7,115,846,669	6,736,334,589	1,982,470	--	--	502,472,950
Fidelity New Mar- kets Inc- ome Fund	153,694,426	312,610,815	--	12,611,115	--	(28,560,955)	437,744,286
Fidelity SAI Lo- ng- Te- rm Tre- as- ury Bo- nd Ind- ex Fu- nd	--	1,059,145,793	75,000,000	10,234,773	(457,203)	124,296,768	1,107,985,358
Fidelity SAI Tot- al Bo- nd Fu- nd	6,623,960,852	2,436,172,894	49,536,068	366,041,516	(3,913,856)	205,739,552	9,212,423,374
Fidelity SAI U.S. Tre- asu- ry Bo- nd Ind- ex Fu- nd	1,746,084,906	865,417,474	2,815,703,176	38,750,435	257,408,890	(53,208,094)	--
Fidelity Sus- tai- nab- ili- ty Bo- nd In- dex Fu- nd	--	25,090,753	--	90,758	--	485,383	25,576,136
Fidelity U.S. Bo- nd Ind- ex Fu- nd	354,222,366	672,503,890	954,246,428	12,702,256	37,636,928	(9,007,040)	101,109,716
Total	$9,428,894,841	$14,191,280,213	10,960,820,261	$475,310,034	$294,395,179	$255,749,263	$13,209,499,235

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$4,624,737,805	$--	$4,624,737,805	$--
U.S. Government and Government Agency Obligations	1,621,322,342	--	1,621,322,342	--
U.S. Government Agency - Mortgage Securities	5,184,116,606	--	5,184,116,606	--
Asset-Backed Securities	580,898,610	--	580,898,610	--
Collateralized Mortgage Obligations	219,072,088	--	219,072,088	--
Commercial Mortgage Securities	647,646,802	--	647,646,802	--
Municipal Securities	46,037,087	--	46,037,087	--
Foreign Government and Government Agency Obligations	15,941,438	--	15,941,438	--
Bank Notes	32,667,396	--	32,667,396	--
Fixed-Income Funds	12,707,026,285	12,707,026,285	--	--
Preferred Securities	27,427,738	--	27,427,738	--
Money Market Funds	1,536,947,099	1,536,947,099	--	--
Purchased Swaptions	10,265,522	--	10,265,522	--
Total Investments in Securities:	$27,254,106,818	$14,243,973,384	$13,010,133,434	$--
Derivative Instruments:
Assets
Swaps	$496,015	$--	$496,015	$--
Total Assets	$496,015	$--	$496,015	$--
Liabilities
Futures Contracts	$(720,337)	$(720,337)	$--	$--
Swaps	(1,014,649)	--	(1,014,649)	--
Written Swaptions	(1,919,664)	--	(1,919,664)	--
Total Liabilities	$(3,654,650)	$(720,337)	$(2,934,313)	$--
Total Derivative Instruments:	$(3,158,635)	$(720,337)	$(2,438,298)	$--
Total Liabilities
TBA Sale Commitments	$(854,447,018)	$--	$(854,447,018)	$--
Total Other Financial Instruments:	$(854,447,018)	$--	$(854,447,018)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$74,912	$(682,961)
Total Credit Risk	74,912	(682,961)
Interest Rate Risk
Futures Contracts(b)	0	(720,337)
Purchased Swaptions(c)	10,265,522	0
Swaps(d)	421,103	(331,688)
Written Swaptions(e)	0	(1,919,664)
Total Interest Rate Risk	10,686,625	(2,971,689)
Total Value of Derivatives	$10,761,537	$(3,654,650)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (c) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (d) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

 (e) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $12,645,301,672)	$13,010,133,434
Fidelity Central Funds (cost $1,034,474,110)	1,034,474,149
Other affiliated issuers (cost $12,609,089,587)	13,209,499,235
Total Investment in Securities (cost $26,288,865,369)		$27,254,106,818
Cash		1,002,858
Receivable for investments sold		58,780,392
Receivable for premium on written options		1,612,210
Receivable for TBA sale commitments		854,284,541
Receivable for fund shares sold		34,707,645
Dividends receivable		29,227,220
Interest receivable		59,185,097
Distributions receivable from Fidelity Central Funds		106,156
Bi-lateral OTC swaps, at value		785,291
Prepaid expenses		80,479
Total assets		28,293,878,707
Liabilities
Payable for investments purchased
Regular delivery	$106,095,091
Delayed delivery	2,544,620,035
TBA sale commitments, at value	854,447,018
Payable for swaps	141,836
Payable for fund shares redeemed	8,414,503
Distributions payable	883,571
Accrued management fee	1,183,984
Payable for daily variation margin on futures contracts	680,363
Payable for daily variation margin on centrally cleared OTC swaps	4,055
Written options, at value (premium receivable $1,612,210)	1,919,664
Other payables and accrued expenses	1,173,885
Total liabilities		3,519,564,005
Net Assets		$24,774,314,702
Net Assets consist of:
Paid in capital		$23,121,434,792
Total accumulated earnings (loss)		1,652,879,910
Net Assets		$24,774,314,702
Net Asset Value, offering price and redemption price per share ($24,774,314,702 ÷ 2,263,322,999 shares)		$10.95

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2020
Investment Income
Dividends:
Unaffiliated issuers		$1,457,303
Affiliated issuers		343,716,490
Interest		274,698,135
Income from Fidelity Central Funds		7,434,142
Total income		627,306,070
Expenses
Management fee	$65,978,610
Accounting fees and expenses	139,639
Custodian fees and expenses	254,381
Independent trustees' fees and expenses	236,035
Registration fees	1,940,818
Audit	84,637
Legal	53,577
Miscellaneous	217,152
Total expenses before reductions	68,904,849
Expense reductions	(54,085,140)
Total expenses after reductions		14,819,709
Net investment income (loss)		612,486,361
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	489,830,186
Fidelity Central Funds	9,455,784
Other affiliated issuers	294,395,179
Futures contracts	(19,874,141)
Swaps	(487,769)
Written options	(598,064)
Capital gain distributions from underlying funds:
Affiliated issuers	131,593,544
Total net realized gain (loss)		904,314,719
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	114,894,414
Fidelity Central Funds	(4,660,313)
Other affiliated issuers	255,749,263
Futures contracts	(41,888)
Swaps	(291,625)
Written options	(294,994)
Delayed delivery commitments	3,948,733
Total change in net unrealized appreciation (depreciation)		369,303,590
Net gain (loss)		1,273,618,309
Net increase (decrease) in net assets resulting from operations		$1,886,104,670

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2020	For the period October 16, 2018 (commencement of operations) to May 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$612,486,361	$276,260,785
Net realized gain (loss)	904,314,719	89,710,064
Change in net unrealized appreciation (depreciation)	369,303,590	594,228,957
Net increase (decrease) in net assets resulting from operations	1,886,104,670	960,199,806
Distributions to shareholders	(870,231,562)	(256,473,495)
Share transactions
Proceeds from sales of shares	13,153,308,317	17,598,568,820
Reinvestment of distributions	789,311,102	246,045,283
Cost of shares redeemed	(7,137,434,535)	(1,595,083,704)
Net increase (decrease) in net assets resulting from share transactions	6,805,184,884	16,249,530,399
Total increase (decrease) in net assets	7,821,057,992	16,953,256,710
Net Assets
Beginning of period	16,953,256,710	–
End of period	$24,774,314,702	$16,953,256,710
Other Information
Shares
Sold	1,238,104,414	1,753,157,417
Issued in reinvestment of distributions	74,193,651	24,075,678
Redeemed	(668,720,512)	(157,487,649)
Net increase (decrease)	643,577,553	1,619,745,446

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Fidelity Core Income Fund

Years ended May 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.47	$10.00
Income from Investment Operations
Net investment income (loss)B	.302	.209
Net realized and unrealized gain (loss)	.613	.445
Total from investment operations	.915	.654
Distributions from net investment income	(.299)	(.182)
Distributions from net realized gain	(.136)	(.002)
Total distributions	(.435)	(.184)
Net asset value, end of period	$10.95	$10.47
Total ReturnC,D	8.94%	6.60%
Ratios to Average Net AssetsE,F,G
Expenses before reductions	.32%	.37%H
Expenses net of fee waivers, if any	.07%	.12%H
Expenses net of all reductions	.07%	.12%H
Net investment income (loss)	2.83%	3.30%H
Supplemental Data
Net assets, end of period (000 omitted)	$24,774,315	$16,953,257
Portfolio turnover rateG	247%	124%H,I

 A For the period October 16, 2018 (commencement of operations) to May 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amounts do not include the activity of Underlying Funds.

 H Annualized

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2020

1. Organization.

Strategic Advisers Fidelity Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $1,760 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying funds, swaps, futures and options transactions, market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales and futures transactions.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,171,513,765
Gross unrealized depreciation	(203,426,561)
Net unrealized appreciation (depreciation)	$968,087,204
Tax Cost	$26,284,828,258

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$303,041,749
Undistributed long-term capital gain	$391,001,125
Net unrealized appreciation (depreciation) on securities and other investments	$958,838,795

The tax character of distributions paid was as follows:

	May 31, 2020	May 31, 2019(a)
Ordinary Income	$870,231,562	$ 256,473,495

 (a) For the period October 16, 2018 (commencement of operations) to May 31, 2019.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$4,379,166	$(602,201)
Total Credit Risk	$4,379,166	$(602,201)
Interest Rate Risk
Futures Contracts	$(19,874,141)	$(41,888)
Purchased Options	9,518,035	981,336
Written Options	(598,064)	(294,994)
Swaps	(4,866,935)	310,576
Total Interest Rate Risk	(15,821,105)	955,030
Totals	$(11,441,939)	$352,829

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity Core Income Fund	33,400,026,248	25,308,904,303

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments, including accrued interest, and cash valued at $11,732,065,150 in exchange for 1,175,557,630 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .31% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Effective July 1, 2019 accounting fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. For the period, the fees were equivalent to less than .005%.

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Reallocation of Underlying Fund Investments. During the period, the investment adviser reallocated investments of the Fund. This involved a taxable redemption of the Fund's interest in Fidelity Specialized High Income Central Fund. The Fund redeemed 2,350,309 shares of Fidelity Specialized High Income Central Fund in exchange for investments, including accrued interest, and cash with a value of $238,156,796. The net realized gains of $9,525,452 on the Fund's redemptions of Fidelity Specialized High Income Central Fund shares is included in "Net realized gain (loss) on Investment securities: Fidelity Central Funds" in the accompanying Statement of Operations. The Fund recognized net gains on the exchanges for federal income tax purposes.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund completed an exchange in-kind with Fidelity SAI Total Bond Fund. The Fund delivered investments, including accrued interest, and cash valued at $5,539,897,218 in exchange for 553,989,722 shares of Fidelity SAI Total Bond Fund. The Fund generally did not recognize gain or loss for federal income tax purposes.

Prior Fiscal Year Reallocation of Underlying Fund Investments. During the prior period, the investment adviser reallocated investments of the Fund. This involved a taxable redemption of the Fund's interest in Fidelity Mortgage Backed Securities Central Fund. The Fund redeemed 13,696,583 shares of Fidelity Mortgage Backed Securities Central Fund in exchange for investments and cash with a value of $1,470,054,216. The Fund realized gains of $44,157,751 on the Fund's redemptions of Fidelity Mortgage Backed Securities Central Fund shares. The Fund recognized net gains on the exchanges for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,183.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on their investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of each Fund.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Specialized High Income Central Fund	FMR	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Loans & Direct Debt Instruments Restricted Securities	Less than .005%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Strategic Advisers Fidelity Core Income Fund	$49,683

8. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2022. During the period, this waiver reduced the Fund's management fee by $54,077,959.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $7,181.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds.

Fund	% of shares held
Fidelity Corporate Bond Fund	18%
Fidelity Global Credit Fund	30%
Fidelity SAI Long-Term Treasury Bond Index Fund	100%
Fidelity SAI Total Bond Fund	59%
Fidelity Sustainability Bond Index Fund	21%

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity Core Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity Core Income Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020 and the statement of changes in net assets and the financial highlights for the year ended May 31, 2020 and for the period October 16, 2018 (commencement of operations) through May 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year ended May 31, 2020, and the changes in its net assets and the financial highlights for the year ended May 31, 2020 and for the period October 16, 2018 (commencement of operations) through May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 17, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research, the Board of Trustees of the Museum of Fine Arts Boston and the Board of Overseers of the Massachusetts Eye and Ear Infirmary.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit), and member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-present) (technology company). Previously, Ms. Steiger served as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Christine Marcks (1955)

Year of Election or Appointment: 2019

Member of the Advisory Board

Ms. Marcks also serves as a Member of the Advisory Board of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2019 to May 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period-B December 1, 2019 to May 31, 2020
Actual	.07%	$1,000.00	$1,051.10	$.36
Hypothetical-C		$1,000.00	$1,024.65	$.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2020, $391,001,125, or, if subsequently determined to be different, the net capital gain of such year.

A total of 19.95% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

COI-ANN-0720
1.9887939.101

Strategic Advisers® Core Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

May 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2020	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Core Fund	12.17%	9.01%	12.22%

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Fund on May 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$31,686	Strategic Advisers® Core Fund
$34,408	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 12.84% for the year ending May 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks had entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases emerged outside China. The downtrend continued in March (-12.35%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response helped provide a partial offset to the economic disruption. This was evident in April, when the index achieved its highest monthly gain (+12.82%) since 1991, boosted by improving infection data, plans for reopening the economy and progress on potential treatments. The stark turnaround continued in May, driven by stocks that do well in an economic recovery, even as high unemployment persisted. By sector, energy shares (-29%) fell hard along with the price of crude oil. Financials (-8%) and industrials (-4%) also notably lagged. In contrast, information technology (+38%) led by a wide margin, followed by health care (+21%), communication services and consumer discretionary (each +16%).

Comments from Lead Portfolio Manager John Stone:  For the fiscal year, the Fund gained 12.17%, trailing the benchmark S&P 500®. During a period when value stocks lagged growth stocks by an outsized margin, underlying managers pursuing value-oriented strategies underperformed. The Fund's managers using fundamentally driven strategies emphasizing bottom-up stock selection did the best. Sub-advisers LSV Asset Management (-5.4%) and Brandywine Global Investment Management (-0.1%) were the biggest detractors versus the benchmark. Both managers' value-focused investment styles were out of favor. Also, LSV's quantitative approach struggled as market fluctuations made it difficult to identify investable trends. The U.S. Equity strategy from sub-adviser FIAM℠ (+6.5%) also dampened the Fund's relative performance. This manager's relative-value strategy resulted in unfavorable positioning in the energy and information technology sectors, as well as weak security selection across several categories. On the plus side, Fidelity® SAI U.S. Quality Index Fund (+20.3%), which tracks a custom index comprised of companies with stable earnings that are typically less volatile than the broader market, was the top relative contributor. Sub-adviser JPMorgan Investment Management (+15.7% also added value, led by strong picks among technology, communication services and consumer discretionary stocks. In June, we hired sub-adviser PineBridge Investments' (+5.1%) enhanced-index strategy to the Fund. As of May 31, the broader Fund is tilted toward underlying strategies that focus on sectors which have historically performed well during the early stages of an economic recovery, such as industrials, financials, energy and consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On June 3, 2020, the Board of Trustees approved a proposal to merge Strategic Advisers® Core Fund, Strategic Advisers® Growth Fund and Strategic Advisers® Value Fund into a new fund, Strategic Advisers® Large Cap Fund, subject to shareholder approval. A special meeting of the shareholders of each acquired fund (SA Core, Growth and Value) is expected to be held in the fourth quarter of 2020. This reorganization would occur on a tax-free basis, and if approved by shareholders of each acquired fund, is expected to take place on or about November 13, 2020. A combined proxy statement and prospectus containing more information with respect to the reorganization will be provided to shareholders of record of each acquired fund in advance of the meeting.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2020

(excluding cash equivalents)	% of fund's net assets
Fidelity SAI U.S. Quality Index Fund	7.8
Microsoft Corp.	4.8
Fidelity SAI U.S. Large Cap Index Fund	3.9
Apple, Inc.	3.8
Amazon.com, Inc.	3.3
JPMorgan U.S. Large Cap Core Plus Fund Select Class(a)	2.6
Alphabet, Inc. Class C	2.0
PIMCO StocksPLUS Absolute Return Fund Institutional Class	1.9
Facebook, Inc. Class A	1.7
Procter & Gamble Co.	1.7
33.5

 (a) The JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities which includes both long and short positions.

Top Five Market Sectors as of May 31, 2020

(stocks only)	% of fund's net assets
Information Technology	20.3
Health Care	13.2
Financials	9.6
Communication Services	9.0
Consumer Discretionary	8.7

Asset Allocation (% of fund's net assets)

As of May 31, 2020
Common Stocks	81.6%
Large Blend Funds	8.4%
Large Growth Funds	8.1%
Mid-Cap Blend Funds	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2020

Showing Percentage of Net Assets

Common Stocks - 81.6%
	Shares	Value
COMMUNICATION SERVICES - 9.0%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.	1,720,866	$53,105,925
CenturyLink, Inc.	146,756	1,442,611
Verizon Communications, Inc.	2,187,037	125,492,183
Vonage Holdings Corp. (a)	207,800	2,001,114
		182,041,833
Entertainment - 1.6%
Activision Blizzard, Inc.	1,648,801	118,680,696
DouYu International Holdings Ltd. ADR (b)	340,700	3,066,300
Electronic Arts, Inc. (a)	319,078	39,208,305
Live Nation Entertainment, Inc. (a)	40,772	2,004,352
Netflix, Inc. (a)	388,785	163,184,728
Spotify Technology SA (a)	9,600	1,736,928
Take-Two Interactive Software, Inc. (a)	43,610	5,938,374
The Walt Disney Co.	524,569	61,531,944
Vivendi SA	1,788,416	40,892,745
		436,244,372
Interactive Media & Services - 4.5%
Alphabet, Inc.:
Class A (a)	154,176	221,014,380
Class C (a)	383,018	547,302,081
ANGI Homeservices, Inc. Class A (a)(b)	39,600	429,660
Facebook, Inc. Class A (a)	2,040,762	459,355,119
Match Group, Inc. (a)(b)	32,600	2,902,704
Twitter, Inc. (a)	15,628	483,999
Wise Talent Information Technology Co. Ltd. (a)	446,200	1,057,193
		1,232,545,136
Media - 2.0%
Charter Communications, Inc. Class A (a)	291,745	158,709,280
Comcast Corp. Class A	7,148,021	283,061,632
Discovery Communications, Inc.:
Class A (a)(b)	129,011	2,805,989
Class C (non-vtg.) (a)	748,950	14,671,931
DISH Network Corp. Class A (a)	52,322	1,655,991
Fox Corp.:
Class A	36,200	1,055,954
Class B	26,551	764,138
Interpublic Group of Companies, Inc.	246,900	4,224,459
Liberty Broadband Corp. Class C (a)	343,573	46,938,943
Liberty Global PLC Class C (a)	146,100	3,014,043
Liberty Media Corp. Liberty Formula One Group Series C (a)	126,900	4,397,085
Omnicom Group, Inc.	116,119	6,362,160
Tegna, Inc.	64,900	760,628
ViacomCBS, Inc. Class B	137,252	2,846,606
		531,268,839
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	491,272	49,146,851

TOTAL COMMUNICATION SERVICES		2,431,247,031

CONSUMER DISCRETIONARY - 8.7%
Auto Components - 0.2%
Aptiv PLC	309,730	23,338,156
BorgWarner, Inc.	326,996	10,512,921
Cooper Tire & Rubber Co.	55,800	1,435,734
Gentex Corp.	28,600	756,184
Lear Corp.	49,700	5,270,685
Magna International, Inc. Class A (sub. vtg.)	332,600	14,025,316
The Goodyear Tire & Rubber Co.	186,300	1,417,743
		56,756,739
Automobiles - 0.2%
Ferrari NV (b)	117,000	19,739,070
Ford Motor Co.	553,700	3,161,627
General Motors Co.	805,442	20,844,839
Harley-Davidson, Inc.	100,900	2,153,206
Tesla, Inc.(a)	21,605	18,040,175
Thor Industries, Inc.	1,210	104,302
		64,043,219
Distributors - 0.0%
Genuine Parts Co.	17,400	1,451,334
LKQ Corp. (a)	193,135	5,303,487
		6,754,821
Diversified Consumer Services - 0.0%
Afya Ltd.	105,134	2,065,883
Hotels, Restaurants & Leisure - 1.2%
Brinker International, Inc.	44,600	1,175,210
Chipotle Mexican Grill, Inc. (a)	583	585,280
Darden Restaurants, Inc.	56,900	4,373,334
Domino's Pizza, Inc.	4,750	1,832,740
Hilton Worldwide Holdings, Inc.	257,904	20,454,366
Hyatt Hotels Corp. Class A	4,100	225,869
Las Vegas Sands Corp.	161,919	7,762,397
Marriott International, Inc. Class A	204,600	18,107,100
McDonald's Corp.	715,317	133,277,863
MGM Mirage, Inc.	217,700	3,740,086
Royal Caribbean Cruises Ltd. (b)	24,500	1,270,815
Starbucks Corp.	293,791	22,912,760
Wyndham Destinations, Inc.	61,680	1,961,424
Wynn Resorts Ltd.	135,200	11,259,456
Yum! Brands, Inc.	1,083,186	97,194,280
		326,132,980
Household Durables - 0.2%
D.R. Horton, Inc.	221,846	12,268,084
Garmin Ltd.	26,842	2,420,343
Lennar Corp. Class A	215,473	13,027,498
Mohawk Industries, Inc. (a)	70,700	6,589,240
PulteGroup, Inc.	312,824	10,626,631
Whirlpool Corp.	105,723	12,879,176
		57,810,972
Internet & Direct Marketing Retail - 3.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	96,408	19,994,055
Amazon.com, Inc. (a)	362,125	884,443,236
eBay, Inc.	323,594	14,736,471
Expedia, Inc.	11,600	921,968
Ocado Group PLC (a)	28,900	782,001
The Booking Holdings, Inc. (a)	76,280	125,054,958
		1,045,932,689
Leisure Products - 0.0%
Hasbro, Inc.	57,035	4,192,643
Multiline Retail - 0.3%
Big Lots, Inc.	13,500	523,125
Dillard's, Inc. Class A (b)	19,700	591,197
Dollar General Corp.	150,731	28,866,494
Dollar Tree, Inc. (a)	272,142	26,634,538
Kohl's Corp.	121,838	2,341,726
Macy's, Inc. (b)	103,200	656,352
Target Corp.	253,246	30,979,583
		90,593,015
Specialty Retail - 2.3%
Advance Auto Parts, Inc.	20,227	2,818,026
American Eagle Outfitters, Inc.	110,600	1,013,096
AutoZone, Inc. (a)	21,052	24,164,749
Best Buy Co., Inc.	325,725	25,435,865
Burlington Stores, Inc. (a)	91,500	19,184,805
CarMax, Inc. (a)	177,900	15,664,095
Gap, Inc.	101,600	904,240
Lowe's Companies, Inc.	807,647	105,276,786
O'Reilly Automotive, Inc. (a)	212,364	88,606,755
Office Depot, Inc.	40,900	101,023
Penske Automotive Group, Inc.	60,300	2,156,328
Ross Stores, Inc.	341,829	33,143,740
Sleep Number Corp. (a)	40,400	1,259,268
The Home Depot, Inc.	746,813	185,568,094
TJX Companies, Inc.	1,080,454	57,004,753
Ulta Beauty, Inc. (a)	172,471	42,084,649
Williams-Sonoma, Inc.	9,300	773,853
		605,160,125
Textiles, Apparel & Luxury Goods - 0.4%
Columbia Sportswear Co.	69,400	5,070,364
Hanesbrands, Inc.	45,523	448,857
NIKE, Inc. Class B	721,675	71,142,722
Ralph Lauren Corp.	33,008	2,492,434
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	16,000	501,120
Tapestry, Inc.	339,000	4,610,400
VF Corp.	178,600	10,019,460
		94,285,357

TOTAL CONSUMER DISCRETIONARY		2,353,728,443

CONSUMER STAPLES - 5.3%
Beverages - 1.2%
Anheuser-Busch InBev SA NV ADR (b)	33,800	1,584,544
Constellation Brands, Inc. Class A (sub. vtg.)	314,062	54,238,507
Diageo PLC sponsored ADR	22,400	3,149,664
Keurig Dr. Pepper, Inc.	868,030	24,235,398
Molson Coors Beverage Co. Class B	94,200	3,575,832
Monster Beverage Corp. (a)	661,840	47,592,914
PepsiCo, Inc.	598,296	78,705,839
The Coca-Cola Co.	2,129,902	99,423,825
		312,506,523
Food & Staples Retailing - 0.7%
Costco Wholesale Corp.	247,519	76,352,186
Kroger Co.	259,450	8,463,259
Performance Food Group Co. (a)	51,400	1,369,810
Sprouts Farmers Market LLC (a)	54,280	1,364,056
Sysco Corp.	424,273	23,402,899
Walgreens Boots Alliance, Inc.	287,000	12,323,780
Walmart, Inc. (c)	628,360	77,954,342
		201,230,332
Food Products - 0.7%
Archer Daniels Midland Co.	66,700	2,621,977
Campbell Soup Co.	45,855	2,337,688
Conagra Brands, Inc.	1,652,317	57,484,108
General Mills, Inc.	30,927	1,949,638
Ingredion, Inc.	43,100	3,630,313
Kellogg Co.	40,800	2,664,648
Mondelez International, Inc.	1,297,883	67,645,662
Pilgrim's Pride Corp. (a)	119,600	2,472,132
Post Holdings, Inc. (a)	91,900	8,000,814
The a2 Milk Co. Ltd. (a)	187,816	2,217,093
The Hershey Co.	25,867	3,509,635
The J.M. Smucker Co.	63,570	7,242,530
The Kraft Heinz Co.	141,300	4,305,411
Tyson Foods, Inc. Class A	508,330	31,231,795
		197,313,444
Household Products - 1.9%
Church & Dwight Co., Inc.	197,448	14,822,421
Colgate-Palmolive Co.	110,872	8,019,372
Energizer Holdings, Inc.	3,100	136,028
Kimberly-Clark Corp.	233,025	32,959,056
Procter & Gamble Co.	3,832,003	444,205,788
Reckitt Benckiser Group PLC	53,326	4,776,226
Spectrum Brands Holdings, Inc.	13,800	653,016
		505,571,907
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	90,092	17,790,467
Unilever NV	25,800	1,333,290
		19,123,757
Tobacco - 0.7%
Altria Group, Inc.	3,185,200	124,382,060
British American Tobacco PLC sponsored ADR	241,800	9,691,344
Philip Morris International, Inc.	869,405	63,779,551
		197,852,955

TOTAL CONSUMER STAPLES		1,433,598,918

ENERGY - 2.6%
Energy Equipment & Services - 0.1%
Baker Hughes Co. Class A	221,797	3,661,868
Halliburton Co.	1,445,700	16,986,975
Helmerich & Payne, Inc.	39,991	805,019
Oceaneering International, Inc. (a)	219,767	1,410,904
SBM Offshore NV	75,400	1,028,646
Schlumberger Ltd.	298,588	5,514,920
Subsea 7 SA	343,200	1,970,070
TechnipFMC PLC	231,067	1,709,896
		33,088,298
Oil, Gas & Consumable Fuels - 2.5%
Africa Oil Corp. (a)(b)	527,000	405,723
Aker Bp ASA	34,300	550,981
Apache Corp.	257,200	2,775,188
Cabot Oil & Gas Corp.	77,602	1,539,624
Canadian Natural Resources Ltd.	199,000	3,635,000
Cenovus Energy, Inc. (Canada)	2,292,800	9,991,502
Cheniere Energy, Inc. (a)	22,700	1,006,745
Chevron Corp.	1,570,423	144,007,789
Concho Resources, Inc.	183,800	10,020,776
ConocoPhillips Co.	2,165,829	91,354,667
Diamondback Energy, Inc.	398,396	16,963,702
Enbridge, Inc.	605,204	19,638,870
EOG Resources, Inc.	1,361,834	69,412,679
Equinor ASA sponsored ADR	1,094,700	15,971,673
Exxon Mobil Corp.	1,716,208	78,035,978
Galp Energia SGPS SA Class B	160,000	1,903,711
Gibson Energy, Inc.	26,100	403,769
Hess Corp.	737,600	35,013,872
HollyFrontier Corp.	96,612	3,038,447
Kinder Morgan, Inc.	261,500	4,131,700
Kosmos Energy Ltd.	701,900	1,277,458
Magellan Midstream Partners LP	332,108	15,057,777
Marathon Petroleum Corp.	398,866	14,016,151
MEG Energy Corp. (a)	512,500	1,191,125
Noble Energy, Inc.	33,804	295,109
Occidental Petroleum Corp.	28,319	366,731
PBF Energy, Inc. Class A	124,900	1,326,438
Phillips 66 Co.	276,353	21,627,386
Pioneer Natural Resources Co.	315,529	28,902,456
Shell Midstream Partners LP (b)	45,900	619,191
Suncor Energy, Inc.	710,975	12,171,892
Targa Resources Corp.	214,300	3,833,827
TC Energy Corp.	70,250	3,161,953
The Williams Companies, Inc.	88,764	1,813,449
Total SA sponsored ADR	1,131,644	42,527,182
Tourmaline Oil Corp.	33,400	331,853
Valero Energy Corp.	333,813	22,245,298
		680,567,672

TOTAL ENERGY		713,655,970

FINANCIALS - 9.6%
Banks - 3.9%
Bank of America Corp.	6,534,874	157,621,161
CIT Group, Inc.	74,500	1,351,430
Citigroup, Inc.	2,574,303	123,334,857
Citizens Financial Group, Inc.	232,100	5,593,610
Comerica, Inc.	91,400	3,322,390
Commerce Bancshares, Inc.	13,400	853,982
Cullen/Frost Bankers, Inc.	6,700	508,999
East West Bancorp, Inc.	15,000	524,250
EFG Eurobank Ergasias SA (a)	2,844,900	1,200,033
Fifth Third Bancorp	2,914,663	56,515,316
First Horizon National Corp.	421,100	3,937,285
First Republic Bank	155,355	16,804,750
Huntington Bancshares, Inc.	390,200	3,468,878
JPMorgan Chase & Co.	2,863,390	278,636,481
KeyCorp	2,187,568	25,922,681
M&T Bank Corp.	81,477	8,608,860
PNC Financial Services Group, Inc.	1,346,516	153,556,685
Regions Financial Corp.	764,600	8,647,626
Signature Bank	25,600	2,634,496
Societe Generale Series A	44,700	661,240
SVB Financial Group (a)	132,037	28,354,946
Synovus Financial Corp.	57,300	1,099,587
Truist Financial Corp.	513,399	18,882,815
U.S. Bancorp	638,310	22,698,304
Wells Fargo & Co.	4,460,844	118,078,541
Zions Bancorp NA	20,400	671,262
		1,043,490,465
Capital Markets - 2.4%
Ameriprise Financial, Inc.	104,240	14,600,897
Bank of New York Mellon Corp.	550,230	20,452,049
BlackRock, Inc. Class A	110,897	58,624,590
Cboe Global Markets, Inc.	96,953	10,321,616
Charles Schwab Corp.	1,898,340	68,169,389
CME Group, Inc.	161,700	29,526,420
E*TRADE Financial Corp.	451,104	20,543,276
Eaton Vance Corp. (non-vtg.)	13,300	479,465
Goldman Sachs Group, Inc.	621,159	122,051,532
Intercontinental Exchange, Inc.	677,062	65,844,280
KKR & Co. LP	427,500	11,863,125
Legg Mason, Inc.	4,600	229,218
LPL Financial	9,700	692,483
MarketAxess Holdings, Inc.	13,523	6,877,663
Moody's Corp.	11,008	2,943,649
Morgan Stanley	1,906,104	84,249,797
MSCI, Inc.	3,187	1,048,045
Northern Trust Corp.	199,700	15,778,297
Raymond James Financial, Inc.	167,400	11,597,472
S&P Global, Inc.	42,336	13,760,047
SEI Investments Co.	17,300	938,006
State Street Corp.	474,547	28,928,385
T. Rowe Price Group, Inc.	100,407	12,139,206
TD Ameritrade Holding Corp.	511,600	19,067,332
Tradeweb Markets, Inc. Class A	180,762	11,923,062
Virtu Financial, Inc. Class A	251,570	5,999,945
		638,649,246
Consumer Finance - 0.6%
360 Finance, Inc. ADR (a)	74,100	744,705
Ally Financial, Inc.	932,600	16,264,544
American Express Co.	349,021	33,181,426
Capital One Financial Corp.	1,357,345	92,353,754
Credit Acceptance Corp. (a)(b)	2,300	850,586
Discover Financial Services	371,399	17,645,166
Encore Capital Group, Inc. (a)	2,500	79,425
Navient Corp.	115,400	858,576
OneMain Holdings, Inc.	344,100	8,027,853
Shriram Transport Finance Co. Ltd.	167,300	1,266,395
SLM Corp.	434,992	3,297,239
Synchrony Financial	50,467	1,028,013
		175,597,682
Diversified Financial Services - 1.0%
AXA Equitable Holdings, Inc.	2,586,699	49,431,818
Berkshire Hathaway, Inc.:
Class A (a)	1	278,640
Class B (a)	1,063,646	197,391,425
Jefferies Financial Group, Inc.	36,000	527,400
Voya Financial, Inc.	263,900	11,888,695
		259,517,978
Insurance - 1.7%
AFLAC, Inc.	310,901	11,338,559
Alleghany Corp.	1,700	872,270
Allstate Corp.	169,359	16,565,004
American Financial Group, Inc.	32,900	1,981,896
American International Group, Inc.	2,104,007	63,246,450
Aon PLC	20,336	4,005,175
Arch Capital Group Ltd. (a)	48,500	1,368,670
Arthur J. Gallagher & Co.	26,138	2,464,291
Assurant, Inc.	24,169	2,479,256
Assured Guaranty Ltd.	46,100	1,195,373
Axis Capital Holdings Ltd.	35,700	1,340,178
Chubb Ltd.	743,062	90,608,980
Everest Re Group Ltd.	18,600	3,690,426
Fairfax Financial Holdings Ltd. (sub. vtg.)	4,900	1,361,153
First American Financial Corp.	11,800	595,782
FNF Group	32,900	1,049,510
Globe Life, Inc.	28,300	2,179,666
Hanover Insurance Group, Inc.	4,100	411,435
Hartford Financial Services Group, Inc.	348,270	13,335,258
Lincoln National Corp.	133,900	5,078,827
Loews Corp.	35,600	1,183,344
Markel Corp. (a)	1,680	1,507,666
Marsh & McLennan Companies, Inc.	264,954	28,063,928
MetLife, Inc.	1,234,342	44,448,655
Old Republic International Corp.	25,900	403,781
Progressive Corp.	961,832	74,715,110
Prudential Financial, Inc.	124,100	7,565,136
Reinsurance Group of America, Inc.	18,700	1,697,025
RenaissanceRe Holdings Ltd.	4,600	772,156
The Travelers Companies, Inc.	247,526	26,480,331
Unum Group	96,100	1,455,915
W.R. Berkley Corp.	18,400	1,066,280
Willis Group Holdings PLC	201,371	40,858,176
		455,385,662
Mortgage Real Estate Investment Trusts - 0.0%
Annaly Capital Management, Inc.	427,600	2,634,016
Thrifts & Mortgage Finance - 0.0%
MGIC Investment Corp.	1,267,200	10,403,712
New York Community Bancorp, Inc.	55,900	561,795
Radian Group, Inc.	133,900	2,126,332
		13,091,839

TOTAL FINANCIALS		2,588,366,888

HEALTH CARE - 13.2%
Biotechnology - 2.4%
AbbVie, Inc.	2,074,408	192,235,389
Acceleron Pharma, Inc. (a)	40,000	3,953,200
ADC Therapeutics SA (a)(b)	68,500	2,531,075
Alexion Pharmaceuticals, Inc. (a)	427,142	51,214,326
Alnylam Pharmaceuticals, Inc. (a)	40,400	5,464,908
Amgen, Inc.	443,037	101,765,599
Arcutis Biotherapeutics, Inc. (a)(b)	50,000	1,677,500
Argenx SE ADR (a)	28,000	6,140,400
Ascendis Pharma A/S sponsored ADR (a)	44,000	6,401,560
BELLUS Health, Inc. (a)	140,000	1,468,600
Biogen, Inc. (a)	190,011	58,350,478
Crinetics Pharmaceuticals, Inc. (a)(b)	31,000	506,540
Gilead Sciences, Inc.	384,604	29,933,729
Gritstone Oncology, Inc. (a)(b)	93,400	603,364
Heron Therapeutics, Inc. (a)	13,800	251,436
Incyte Corp. (a)	168,949	17,217,593
Innovent Biologics, Inc. (a)(d)	340,000	1,867,103
Insmed, Inc. (a)	36,200	879,298
Intercept Pharmaceuticals, Inc. (a)	75,400	5,448,404
Neurocrine Biosciences, Inc. (a)	34,000	4,241,840
ORIC Pharmaceuticals, Inc. (a)(b)	60,000	1,741,200
Passage Bio, Inc. (b)	28,000	616,840
Principia Biopharma, Inc. (a)	45,000	2,875,050
Regeneron Pharmaceuticals, Inc. (a)	33,636	20,612,477
Revolution Medicines, Inc. (b)	60,000	1,843,200
Sarepta Therapeutics, Inc. (a)	40,000	6,090,800
TG Therapeutics, Inc. (a)	70,000	1,305,500
Turning Point Therapeutics, Inc. (a)(b)	28,000	1,939,000
Twist Bioscience Corp. (a)	50,000	1,897,500
United Therapeutics Corp. (a)	4,700	554,365
Vertex Pharmaceuticals, Inc. (a)	392,395	112,994,064
Xencor, Inc. (a)	50,000	1,512,500
Zymeworks, Inc. (a)	55,000	2,096,600
		648,231,438
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	523,860	49,724,791
Alcon, Inc. (Switzerland) (a)	105,393	6,780,743
Align Technology, Inc. (a)	10,375	2,548,308
Baxter International, Inc.	691,482	62,240,295
Becton, Dickinson & Co.	379,088	93,608,200
Boston Scientific Corp. (a)	3,098,565	117,714,484
Danaher Corp.	260,967	43,479,712
DexCom, Inc. (a)	1,307	494,451
Edwards Lifesciences Corp. (a)	32,333	7,265,872
Genmark Diagnostics, Inc. (a)	360,000	3,416,400
Hologic, Inc. (a)	313,895	16,636,435
Insulet Corp. (a)	41,500	7,825,655
Intuitive Surgical, Inc. (a)	129,900	75,345,897
Masimo Corp. (a)	26,000	6,244,940
Medtronic PLC	112,532	11,093,405
Nanosonics Ltd. (a)	300,000	1,445,747
Nevro Corp. (a)	14,000	1,758,400
OraSure Technologies, Inc. (a)	180,000	2,617,200
Penumbra, Inc. (a)	42,800	7,379,576
Quidel Corp. (a)	28,000	4,900,000
ResMed, Inc.	19,984	3,213,827
Stryker Corp.	187,587	36,716,404
Tandem Diabetes Care, Inc. (a)	22,000	1,829,300
The Cooper Companies, Inc.	16,692	5,291,030
Zimmer Biomet Holdings, Inc.	650,587	82,195,162
		651,766,234
Health Care Providers & Services - 3.5%
1Life Healthcare, Inc. (a)(b)	65,000	2,099,500
AmerisourceBergen Corp.	41,700	3,975,678
Anthem, Inc.	199,435	58,655,828
Cardinal Health, Inc.	275,397	15,061,462
Centene Corp. (a)	1,200,598	79,539,618
Cigna Corp.	1,114,524	219,917,876
Covetrus, Inc. (a)	57,700	881,656
CVS Health Corp.	609,344	39,954,686
DaVita HealthCare Partners, Inc. (a)	43,217	3,498,848
HCA Holdings, Inc.	437,611	46,780,616
Henry Schein, Inc. (a)	83,363	5,061,801
Humana, Inc.	209,785	86,148,210
Laboratory Corp. of America Holdings (a)	51,956	9,108,926
McKesson Corp.	333,570	52,927,552
Molina Healthcare, Inc. (a)	6,800	1,263,576
Quest Diagnostics, Inc.	50,400	5,961,312
UnitedHealth Group, Inc.	1,043,569	318,132,010
Universal Health Services, Inc. Class B	54,114	5,706,321
		954,675,476
Health Care Technology - 0.1%
Cerner Corp.	69,392	5,058,677
Inspire Medical Systems, Inc. (a)	35,000	2,853,900
Veeva Systems, Inc. Class A (a)	20,678	4,525,794
		12,438,371
Life Sciences Tools & Services - 0.6%
10X Genomics, Inc. (a)	36,000	2,806,920
Agilent Technologies, Inc.	307,300	27,085,422
Avantor, Inc.	213,660	4,053,130
Bio-Rad Laboratories, Inc. Class A (a)	2,800	1,375,696
Bruker Corp.	90,000	3,895,200
Illumina, Inc. (a)	12,565	4,561,723
Lonza Group AG	10,000	4,938,207
Mettler-Toledo International, Inc. (a)	3,554	2,825,430
Thermo Fisher Scientific, Inc.	338,767	118,294,049
		169,835,777
Pharmaceuticals - 4.2%
AstraZeneca PLC:
(United Kingdom)	175,000	18,847,464
sponsored ADR	584,780	31,928,988
Bayer AG	292,890	20,021,842
Bristol-Myers Squibb Co.	1,480,032	88,387,511
Elanco Animal Health, Inc. (a)	1,892,433	40,516,991
Eli Lilly & Co.	724,850	110,865,808
GlaxoSmithKline PLC sponsored ADR	490,112	20,545,495
Jazz Pharmaceuticals PLC (a)	27,790	3,315,903
Johnson & Johnson	1,545,841	229,943,849
Mallinckrodt PLC (a)(b)	101,900	287,358
Merck & Co., Inc.	3,705,889	299,139,360
MyoKardia, Inc. (a)	34,000	3,477,860
Nektar Therapeutics (a)	80,000	1,736,000
Novartis AG sponsored ADR	150,700	13,175,701
Novo Nordisk A/S Series B sponsored ADR	134,500	8,868,930
Perrigo Co. PLC	16,300	892,751
Pfizer, Inc.	3,118,956	119,112,930
Roche Holding AG (participation certificate)	74,000	25,687,011
Sanofi SA	124,000	12,129,036
Sanofi SA sponsored ADR	555,000	27,256,050
Theravance Biopharma, Inc. (a)	80,000	2,020,000
Zoetis, Inc. Class A	416,834	58,102,491
		1,136,259,329

TOTAL HEALTH CARE		3,573,206,625

INDUSTRIALS - 7.3%
Aerospace & Defense - 1.4%
Airbus Group NV	12,700	811,619
Curtiss-Wright Corp.	4,900	491,470
General Dynamics Corp.	256,947	37,727,528
Harris Corp.	124,230	24,777,674
Howmet Aerospace, Inc.	100,357	1,312,670
Huntington Ingalls Industries, Inc.	45,588	9,112,585
Lockheed Martin Corp.	248,257	96,432,949
Moog, Inc. Class A	27,100	1,471,259
Northrop Grumman Corp.	348,192	116,713,958
Raytheon Technologies Corp.	601,903	38,834,782
Safran SA	8,600	828,686
Spirit AeroSystems Holdings, Inc. Class A	57,800	1,252,526
Textron, Inc.	589,100	18,244,427
The Boeing Co.	298,524	43,539,725
		391,551,858
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	158,207	12,835,334
FedEx Corp.	146,700	19,153,152
United Parcel Service, Inc. Class B	963,933	96,113,759
XPO Logistics, Inc. (a)	25,700	2,025,417
		130,127,662
Airlines - 0.1%
Alaska Air Group, Inc.	190,486	6,512,716
American Airlines Group, Inc. (b)	66,000	693,000
Delta Air Lines, Inc.	185,860	4,685,531
JetBlue Airways Corp. (a)	149,800	1,508,486
Ryanair Holdings PLC sponsored ADR (a)	11,900	854,063
United Airlines Holdings, Inc. (a)(b)	349,841	9,809,542
		24,063,338
Building Products - 0.3%
Allegion PLC	20,745	2,068,277
Carrier Global Corp. (a)	117,688	2,409,073
Fortune Brands Home & Security, Inc.	221,700	13,514,832
Johnson Controls International PLC	582,238	18,288,096
Masco Corp.	65,219	3,042,466
Owens Corning	13,000	682,500
Trane Technologies PLC	497,032	44,837,257
		84,842,501
Commercial Services & Supplies - 0.2%
Cintas Corp.	19,149	4,748,186
Copart, Inc. (a)	26,279	2,349,080
Deluxe Corp.	49,200	1,147,836
Herman Miller, Inc.	68,300	1,572,266
IAA Spinco, Inc. (a)	17,000	697,000
Waste Connection, Inc. (United States)	361,496	33,995,084
		44,509,452
Construction & Engineering - 0.3%
Jacobs Engineering Group, Inc.	1,022,534	85,913,307
Quanta Services, Inc.	17,100	631,503
		86,544,810
Electrical Equipment - 0.4%
Acuity Brands, Inc.	25,500	2,196,825
AMETEK, Inc.	273,000	25,036,830
Eaton Corp. PLC	513,695	43,612,706
Emerson Electric Co.	266,700	16,274,034
Hubbell, Inc. Class B	28,400	3,476,728
Sensata Technologies, Inc. PLC (a)	19,000	677,350
Sunrun, Inc. (a)	62,400	1,042,080
Vertiv Holdings Co. (a)	67,021	853,177
Vertiv Holdings LLC (e)	450,000	5,728,500
Vivint Solar, Inc. (a)(b)	1,094,128	8,227,843
		107,126,073
Industrial Conglomerates - 1.7%
3M Co.	101,108	15,817,336
Carlisle Companies, Inc.	6,500	779,090
General Electric Co.	13,747,572	90,321,548
Honeywell International, Inc.	1,943,633	283,478,873
Roper Technologies, Inc.	146,528	57,702,726
		448,099,573
Machinery - 1.1%
AGCO Corp.	72,900	4,026,267
Allison Transmission Holdings, Inc.	102,200	3,854,984
Caterpillar, Inc.	134,322	16,136,102
Cummins, Inc.	272,361	46,192,426
Deere & Co.	166,655	25,351,559
Dover Corp.	34,689	3,373,505
Flowserve Corp.	413,500	10,792,350
Fortive Corp.	713,037	43,480,996
Gardner Denver Holdings, Inc. (a)	540,936	15,254,395
ITT, Inc.	9,800	565,460
Lincoln Electric Holdings, Inc.	6,400	525,888
Meritor, Inc. (a)	117,300	2,390,574
Oshkosh Corp.	64,300	4,618,026
Otis Worldwide Corp.	324,353	17,077,185
PACCAR, Inc.	435,820	32,189,665
Parker Hannifin Corp.	114,500	20,606,565
Pentair PLC	19,400	759,316
Snap-On, Inc.	69,251	8,981,162
Stanley Black & Decker, Inc.	239,010	29,983,805
Timken Co.	62,900	2,675,766
Trinity Industries, Inc.	89,300	1,783,321
Westinghouse Air Brake Co.	266,456	16,272,468
		306,891,785
Professional Services - 0.2%
CoStar Group, Inc. (a)	12,400	8,144,320
Equifax, Inc.	137,200	21,068,432
IHS Markit Ltd.	68,811	4,779,612
Manpower, Inc.	42,800	2,959,192
RELX PLC (London Stock Exchange)	131,020	3,031,505
Robert Half International, Inc.	65,247	3,310,633
TransUnion Holding Co., Inc.	56,724	4,894,714
Verisk Analytics, Inc.	2,626	453,458
		48,641,866
Road & Rail - 1.1%
AMERCO	2,400	774,000
CSX Corp.	525,042	37,582,506
J.B. Hunt Transport Services, Inc.	210,100	25,142,667
Kansas City Southern	5,042	758,922
Knight-Swift Transportation Holdings, Inc. Class A	221,700	9,224,937
Lyft, Inc. (a)	445,254	13,918,640
Norfolk Southern Corp.	511,214	91,144,344
Ryder System, Inc.	59,100	2,024,766
Uber Technologies, Inc.	74,200	2,694,944
Union Pacific Corp.	679,537	115,426,155
		298,691,881
Trading Companies & Distributors - 0.0%
Beijer Ref AB (B Shares)	8,800	260,566
HD Supply Holdings, Inc. (a)	77,900	2,470,209
United Rentals, Inc. (a)	23,357	3,244,054
W.W. Grainger, Inc.	16,491	5,105,943
		11,080,772

TOTAL INDUSTRIALS		1,982,171,571

INFORMATION TECHNOLOGY - 20.3%
Communications Equipment - 0.8%
Arista Networks, Inc. (a)	2,001	467,153
Cisco Systems, Inc.	3,445,789	164,777,630
Ericsson (B Shares) sponsored ADR	175,700	1,605,898
Juniper Networks, Inc.	122,000	2,959,720
Lumentum Holdings, Inc. (a)	2,400	175,968
Motorola Solutions, Inc.	300,776	40,704,016
		210,690,385
Electronic Equipment & Components - 0.4%
Amphenol Corp. Class A	272,900	26,351,224
Arrow Electronics, Inc. (a)	39,800	2,749,384
CDW Corp.	100,340	11,128,709
Corning, Inc.	133,400	3,040,186
Flextronics International Ltd. (a)	843,200	8,187,472
II-VI, Inc. (a)	198,300	9,425,199
Insight Enterprises, Inc. (a)	37,700	1,932,502
Jabil, Inc.	796,200	23,822,304
Keysight Technologies, Inc. (a)	91,001	9,839,938
Vishay Intertechnology, Inc.	110,800	1,801,608
		98,278,526
IT Services - 4.1%
Accenture PLC Class A	331,361	66,809,005
Akamai Technologies, Inc. (a)	40,102	4,242,792
Amdocs Ltd.	169,403	10,547,031
Automatic Data Processing, Inc.	237,587	34,804,120
Booz Allen Hamilton Holding Corp. Class A	17,812	1,420,685
Cognizant Technology Solutions Corp. Class A	471,492	24,989,076
DXC Technology Co.	101,232	1,438,507
Fidelity National Information Services, Inc.	604,239	83,886,500
Fiserv, Inc. (a)	555,201	59,278,811
FleetCor Technologies, Inc. (a)	255,593	62,311,017
Gartner, Inc. (a)	14,700	1,788,990
Genpact Ltd.	379,300	13,635,835
Global Payments, Inc.	329,373	59,119,160
GoDaddy, Inc. (a)	131,000	10,119,750
IBM Corp.	231,644	28,932,336
Leidos Holdings, Inc.	180,140	18,966,941
MasterCard, Inc. Class A	712,125	214,271,291
PayPal Holdings, Inc. (a)	794,214	123,111,112
Sabre Corp.	247,100	1,722,287
The Western Union Co.	156,000	3,123,120
Twilio, Inc. Class A (a)	69,500	13,733,200
Unisys Corp. (a)	184,600	2,097,056
VeriSign, Inc. (a)	55,019	12,049,711
Visa, Inc. Class A	1,345,583	262,711,625
Worldline SA (a)(d)	28,300	2,108,536
		1,117,218,494
Semiconductors & Semiconductor Equipment - 4.2%
Advanced Micro Devices, Inc. (a)	920,219	49,507,782
Analog Devices, Inc.	277,704	31,366,667
Applied Materials, Inc.	1,887,457	106,037,334
ASML Holding NV	141,764	46,712,656
Broadcom, Inc.	62,365	18,165,054
Cirrus Logic, Inc. (a)	57,700	4,182,096
Intel Corp.	2,660,385	167,418,028
KLA-Tencor Corp.	13,435	2,364,023
Lam Research Corp.	244,228	66,837,877
Marvell Technology Group Ltd.	558,515	18,218,759
Maxim Integrated Products, Inc.	10,571	609,735
MediaTek, Inc.	123,000	1,900,264
Microchip Technology, Inc.	14,017	1,345,912
Micron Technology, Inc. (a)	1,749,692	83,827,744
NVIDIA Corp.	529,612	188,022,852
NXP Semiconductors NV	543,462	52,226,698
ON Semiconductor Corp. (a)	318,200	5,247,118
Qorvo, Inc. (a)	32,308	3,383,940
Qualcomm, Inc.	1,439,131	116,396,915
Sanken Electric Co. Ltd.	33,593	776,241
Skyworks Solutions, Inc.	48,500	5,749,190
STMicroelectronics NV (France)	33,000	819,553
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	627,426	31,578,351
Teradyne, Inc.	39,927	2,675,908
Texas Instruments, Inc.	825,219	97,986,504
Xilinx, Inc.	175,800	16,164,810
		1,119,522,011
Software - 6.9%
Adobe, Inc. (a)	177,885	68,770,341
Autodesk, Inc. (a)	68,249	14,358,225
CDK Global, Inc.	14,000	550,340
Ceridian HCM Holding, Inc. (a)	86,800	5,977,916
Citrix Systems, Inc.	94,000	13,923,280
Cloudflare, Inc. (a)	133,141	3,870,409
Dynatrace, Inc.	30,600	1,177,182
Elastic NV (a)	103,500	8,892,720
Envestnet, Inc. (a)	100	7,261
Fortinet, Inc. (a)	11,963	1,665,250
Intuit, Inc.	148,140	43,008,005
LivePerson, Inc. (a)	246,444	9,229,328
Microsoft Corp.	7,117,302	1,304,245,592
Nortonlifelock, Inc.	1,978,157	45,062,416
Nuance Communications, Inc. (a)	149,200	3,413,696
Nutanix, Inc. Class A (a)	14,300	344,058
Oracle Corp.	762,098	40,978,009
Parametric Technology Corp. (a)	33,300	2,543,454
Paylocity Holding Corp. (a)	29,900	3,887,150
RingCentral, Inc. (a)	3,200	877,600
Salesforce.com, Inc. (a)	1,116,787	195,203,200
SAP SE sponsored ADR	115,800	14,833,980
ServiceNow, Inc. (a)	8,250	3,200,423
SS&C Technologies Holdings, Inc.	52,137	3,018,472
SurveyMonkey (a)	75,800	1,527,370
Synopsys, Inc. (a)	163,749	29,623,832
VMware, Inc. Class A (a)	65,119	10,176,146
Workday, Inc. Class A (a)	136,953	25,121,289
Workiva, Inc. (a)	17,500	779,450
Yext, Inc. (a)	156,600	2,472,714
Zendesk, Inc. (a)	132,000	11,319,000
		1,870,058,108
Technology Hardware, Storage & Peripherals - 3.9%
Apple, Inc.	3,229,093	1,026,657,828
Hewlett Packard Enterprise Co.	387,900	3,766,509
HP, Inc.	652,149	9,873,536
NCR Corp. (a)	76,100	1,373,605
NetApp, Inc.	25,600	1,140,224
Seagate Technology LLC	89,700	4,757,688
Western Digital Corp.	212,638	9,434,748
Xerox Holdings Corp.	120,850	1,919,098
		1,058,923,236

TOTAL INFORMATION TECHNOLOGY		5,474,690,760

MATERIALS - 1.7%
Chemicals - 1.0%
Albemarle Corp. U.S. (b)	12,700	971,804
Amyris, Inc. (a)(b)	1,018,200	3,797,886
Celanese Corp. Class A	174,509	15,690,104
CF Industries Holdings, Inc.	271,648	7,978,302
Corteva, Inc.	98,399	2,687,277
Dow, Inc.	121,745	4,699,357
DuPont de Nemours, Inc.	524,562	26,611,030
Eastman Chemical Co.	447,223	30,446,942
Ecolab, Inc.	44,092	9,373,077
FMC Corp.	15,500	1,525,355
Huntsman Corp.	205,800	3,735,270
Linde PLC	447,786	90,605,019
Livent Corp. (a)(b)	505,600	3,407,744
LyondellBasell Industries NV Class A	181,872	11,596,159
Nutrien Ltd.	59,600	2,034,499
PPG Industries, Inc.	309,444	31,461,171
RPM International, Inc.	90,100	6,737,678
Sherwin-Williams Co.	23,682	14,063,556
The Chemours Co. LLC	73,300	960,963
Trinseo SA	47,700	981,666
Valvoline, Inc.	306,107	5,617,063
Westlake Chemical Corp.	217,400	10,369,980
		285,351,902
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	21,066	4,046,568
Summit Materials, Inc. (a)	496,800	7,546,392
Vulcan Materials Co.	81,927	8,874,333
		20,467,293
Containers & Packaging - 0.4%
Avery Dennison Corp.	102,200	11,310,474
Berry Global Group, Inc. (a)	848,826	38,120,776
Crown Holdings, Inc. (a)	353,289	23,115,699
International Paper Co.	257,300	8,761,065
O-I Glass, Inc.	154,700	1,185,002
Packaging Corp. of America	73,663	7,470,165
Sealed Air Corp.	156,054	5,009,333
Sonoco Products Co.	9,500	492,195
WestRock Co.	49,500	1,388,970
		96,853,679
Metals & Mining - 0.2%
BHP Billiton Ltd. sponsored ADR (b)	101,700	4,790,070
First Quantum Minerals Ltd.	689,500	4,041,301
Freeport-McMoRan, Inc.	167,900	1,522,853
Lundin Mining Corp.	1,122,000	5,166,489
Newmont Corp.	364,815	21,330,733
Nucor Corp.	50,394	2,129,650
Reliance Steel & Aluminum Co.	8,000	776,000
Steel Dynamics, Inc.	25,800	685,248
Wheaton Precious Metals Corp.	69,400	2,990,019
		43,432,363
Paper & Forest Products - 0.0%
Domtar Corp.	62,600	1,277,040
Schweitzer-Mauduit International, Inc.	75,400	2,291,406
		3,568,446

TOTAL MATERIALS		449,673,683

REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 1.4%
Alexandria Real Estate Equities, Inc.	59,900	9,207,828
American Homes 4 Rent Class A	61,600	1,554,784
American Tower Corp.	248,281	64,098,706
Apartment Investment & Management Co. Class A	19,840	731,501
AvalonBay Communities, Inc.	114,226	17,820,398
Boston Properties, Inc.	42,305	3,637,384
Corporate Office Properties Trust (SBI)	153,600	3,835,392
Crown Castle International Corp.	9,372	1,613,484
CubeSmart	72,700	2,069,042
Digital Realty Trust, Inc.	44,718	6,419,716
Equinix, Inc. (c)	29,450	20,545,204
Equity Lifestyle Properties, Inc.	156,388	9,742,972
Equity Residential (SBI)	246,439	14,924,346
Essex Property Trust, Inc.	47,790	11,601,978
Extra Space Storage, Inc.	31,801	3,076,747
Hospitality Properties Trust (SBI)	122,200	824,850
Host Hotels & Resorts, Inc.	133,600	1,595,184
JBG SMITH Properties	68,650	2,040,965
Kimco Realty Corp.	132,311	1,469,975
Lexington Corporate Properties Trust	31,200	303,264
Medical Properties Trust, Inc.	63,532	1,148,659
Omega Healthcare Investors, Inc.	83,300	2,593,962
Outfront Media, Inc.	137,000	1,923,480
Park Hotels & Resorts, Inc.	86,500	850,295
Piedmont Office Realty Trust, Inc. Class A	128,500	2,143,380
Potlatch Corp.	56,795	1,930,462
Prologis, Inc.	1,232,725	112,794,338
Public Storage	14,700	2,980,278
Realty Income Corp.	29,538	1,633,747
SBA Communications Corp. Class A	27,444	8,620,984
Simon Property Group, Inc.	174,085	10,044,705
SITE Centers Corp.	166,350	943,205
SL Green Realty Corp.	137,937	5,809,906
Ventas, Inc.	518,053	18,105,952
VEREIT, Inc.	453,100	2,482,988
VICI Properties, Inc.	48,600	953,532
Weyerhaeuser Co.	616,421	12,445,540
		364,519,133
Real Estate Management & Development - 0.0%
CBRE Group, Inc. (a)	88,676	3,899,970
Cushman & Wakefield PLC (a)	252,300	2,586,075
		6,486,045

TOTAL REAL ESTATE		371,005,178

UTILITIES - 2.5%
Electric Utilities - 1.9%
American Electric Power Co., Inc.	290,200	24,739,550
Duke Energy Corp.	264,388	22,639,544
Edison International	109,500	6,363,045
Entergy Corp.	278,528	28,359,721
Evergy, Inc.	255,331	15,751,369
Exelon Corp.	527,165	20,195,691
FirstEnergy Corp.	54,200	2,290,492
NextEra Energy, Inc.	986,278	252,053,206
NRG Energy, Inc.	1,747,808	63,008,478
OGE Energy Corp.	23,100	723,492
Pinnacle West Capital Corp.	51,701	4,027,508
Southern Co.	846,288	48,297,656
Xcel Energy, Inc.	498,290	32,403,799
		520,853,551
Gas Utilities - 0.1%
Atmos Energy Corp.	127,400	13,094,172
UGI Corp.	166,897	5,314,000
		18,408,172
Independent Power and Renewable Electricity Producers - 0.0%
NextEra Energy Partners LP	39,300	2,008,623
The AES Corp.	502,119	6,271,466
Vistra Energy Corp.	321,360	6,568,598
		14,848,687
Multi-Utilities - 0.5%
Ameren Corp.	399,600	29,862,108
CenterPoint Energy, Inc.	124,600	2,215,388
CenterPoint Energy, Inc. (e)	108,819	1,741,322
Dominion Energy, Inc.	155,085	13,183,776
DTE Energy Co.	3,209	345,192
NiSource, Inc.	815,055	19,422,761
Public Service Enterprise Group, Inc.	251,215	12,822,014
Sempra Energy	451,752	57,060,795
		136,653,356

TOTAL UTILITIES		690,763,766

TOTAL COMMON STOCKS
(Cost $14,900,588,560)		22,062,108,833

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series D (a)(e)(f)
(Cost $1,468,003)	32,084	1,468,164

Equity Funds - 17.2%
Large Blend Funds - 8.4%
Fidelity SAI U.S. Large Cap Index Fund (g)	64,400,039	1,056,804,634
JPMorgan U.S. Large Cap Core Plus Fund Select Class (h)	28,680,102	698,647,292
PIMCO StocksPLUS Absolute Return Fund Institutional Class	49,982,553	507,322,916

TOTAL LARGE BLEND FUNDS		2,262,774,842

Large Growth Funds - 8.1%
Fidelity Growth Company Fund (g)	3,266,803	80,232,680
Fidelity SAI U.S. Momentum Index Fund (g)	1,193,650	16,973,699
Fidelity SAI U.S. Quality Index Fund (g)	141,991,912	2,101,480,276

TOTAL LARGE GROWTH FUNDS		2,198,686,655

Mid-Cap Blend Funds - 0.7%
Fidelity Mid Cap Index Fund (g)	8,730,205	184,207,331
TOTAL EQUITY FUNDS
(Cost $3,722,389,322)		4,645,668,828

Other - 0.0%
Commodity Funds - Broad Basket - 0.0%
Fidelity SAI Inflation-Focused Fund (g)
(Cost $6,500,000)	831,202	7,015,345

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0% to 0.26% 8/20/20 to 2/25/21 (i)
(Cost $5,233,210)	5,235,000	5,232,492

Money Market Funds - 1.2%
Fidelity Cash Central Fund 0.11% (j)	39,111,541	39,119,363
Fidelity Securities Lending Cash Central Fund 0.10% (j)(k)	51,687,030	51,692,199
Invesco Government & Agency Portfolio Institutional Class .12% (l)	221,716,147	221,716,147
TOTAL MONEY MARKET FUNDS
(Cost $312,524,259)		312,527,709
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $18,948,703,354)		27,034,021,371
NET OTHER ASSETS (LIABILITIES) - 0.0%		(7,940,102)
NET ASSETS - 100%		$27,026,081,269

Written Options
	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Call Options
Equinix, Inc.	Chicago Board Options Exchange	34	$2,371,942	$700.00	6/19/20	$(60,180)
Walmart, Inc.	Chicago Board Options Exchange	526	6,525,556	120.00	6/19/20	(281,410)
TOTAL WRITTEN OPTIONS						$(341,590)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	295	June 2020	$44,869,500	$5,979,719	$5,979,719

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $8,897,498.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,975,639 or 0.0% of net assets.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,937,986 or 0.0% of net assets.

 (f) Level 3 security

 (g) Affiliated Fund

 (h) The JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities which includes both long and short positions.

 (i) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,747,719.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

 (l) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
CenterPoint Energy, Inc.	5/7/20	$1,749,810
The Honest Co., Inc. Series D	8/12/15	$1,468,003
Vertiv Holdings LLC	2/6/20	$4,500,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,384,260
Fidelity Securities Lending Cash Central Fund	768,858
Total	$2,153,118

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Growth Company Fund	$57,616,055	$2,583,440	$--	$2,583,440	$--	$20,033,185	$80,232,680
Fidelity Mid Cap Index Fund	--	165,000,000	--	--	--	19,207,331	184,207,331
Fidelity SAI Inflation-Focused Fund	--	6,500,000	--	--	--	515,345	7,015,345
Fidelity SAI U.S. Large Cap Index Fund	1,207,289,362	4,056,342,539	4,203,964,199	3,800,629	(84,591,215)	81,728,147	1,056,804,634
Fidelity SAI U.S. Momentum Index Fund	318,762,606	5,598,578	325,000,000	5,598,578	57,264,409	(39,651,894)	16,973,699
Fidelity SAI U.S. Quality Index Fund	2,148,868,718	294,790,234	440,000,000	294,790,254	(4,746,381)	102,567,705	2,101,480,276
Total	$3,732,536,741	$4,530,814,791	$4,968,964,199	$306,772,901	$(32,073,187)	$184,399,819	$3,446,713,965

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$2,431,247,031	$2,389,297,093	$41,949,938	$--
Consumer Discretionary	2,355,196,607	2,353,728,443	--	1,468,164
Consumer Staples	1,433,598,918	1,427,489,402	6,109,516	--
Energy	713,655,970	711,752,259	1,903,711	--
Financials	2,588,366,888	2,587,705,648	661,240	--
Health Care	3,573,206,625	3,489,715,962	83,490,663	--
Industrials	1,982,171,571	1,980,531,266	1,640,305	--
Information Technology	5,474,690,760	5,473,871,207	819,553	--
Materials	449,673,683	449,673,683	--	--
Real Estate	371,005,178	371,005,178	--	--
Utilities	690,763,766	689,022,444	1,741,322	--
Equity Funds	4,645,668,828	4,645,668,828	--	--
Other	7,015,345	7,015,345	--	--
Other Short-Term Investments	5,232,492	--	5,232,492	--
Money Market Funds	312,527,709	312,527,709	--	--
Total Investments in Securities:	$27,034,021,371	$26,889,004,467	$143,548,740	$1,468,164
Derivative Instruments:
Assets
Futures Contracts	$5,979,719	$5,979,719	$--	$--
Total Assets	$5,979,719	$5,979,719	$--	$--
Liabilities
Written Options	$(341,590)	$(341,590)	$--	$--
Total Liabilities	$(341,590)	$(341,590)	$--	$--
Total Derivative Instruments:	$5,638,129	$5,638,129	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$5,979,719	$0
Written Options(b)	0	(341,590)
Total Equity Risk	5,979,719	(341,590)
Total Value of Derivatives	$5,979,719	$(341,590)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (b) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2020
Assets
Investment in securities, at value (including securities loaned of $50,891,583) — See accompanying schedule: Unaffiliated issuers (cost $16,131,454,830)	$23,496,495,844
Fidelity Central Funds (cost $90,808,112)	90,811,562
Other affiliated issuers (cost $2,726,440,412)	3,446,713,965
Total Investment in Securities (cost $18,948,703,354)		$27,034,021,371
Foreign currency held at value (cost $2,019,816)		2,031,709
Receivable for investments sold		102,452,628
Receivable for fund shares sold		8,793,026
Dividends receivable		35,758,074
Interest receivable		24,221
Distributions receivable from Fidelity Central Funds		78,821
Receivable for daily variation margin on futures contracts		57,525
Other receivables		290,653
Total assets		27,183,508,028
Liabilities
Payable to custodian bank	$619,101
Payable for investments purchased	89,290,434
Payable for fund shares redeemed	11,073,506
Accrued management fee	4,111,904
Written options, at value (premium received $234,365)	341,590
Other payables and accrued expenses	290,506
Collateral on securities loaned	51,699,718
Total liabilities		157,426,759
Net Assets		$27,026,081,269
Net Assets consist of:
Paid in capital		$19,007,589,924
Total accumulated earnings (loss)		8,018,491,345
Net Assets		$27,026,081,269
Net Asset Value, offering price and redemption price per share ($27,026,081,269 ÷ 1,477,889,462 shares)		$18.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2020
Investment Income
Dividends:
Unaffiliated issuers		$453,231,722
Affiliated issuers		46,370,495
Interest		3,599,771
Income from Fidelity Central Funds (including $768,858 from security lending)		2,153,118
Total income		505,355,106
Expenses
Management fee	$117,699,434
Independent trustees' fees and expenses	292,533
Commitment fees	64,061
Total expenses before reductions	118,056,028
Expense reductions	(66,625,576)
Total expenses after reductions		51,430,452
Net investment income (loss)		453,924,654
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $34)	215,756,405
Fidelity Central Funds	4,179
Other affiliated issuers	(32,073,187)
Foreign currency transactions	(145,815)
Futures contracts	613,157
Written options	505,497
Capital gain distributions from underlying funds:
Unaffiliated issuers	310,077,352
Affiliated issuers	260,402,406
Total net realized gain (loss)		755,139,994
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $17,806)	1,631,135,086
Affiliated issuers	184,399,819
Assets and liabilities in foreign currencies	41,769
Futures contracts	6,433,550
Written options	868,541
Total change in net unrealized appreciation (depreciation)		1,822,878,765
Net gain (loss)		2,578,018,759
Net increase (decrease) in net assets resulting from operations		$3,031,943,413

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2020	Year ended May 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$453,924,654	$401,940,208
Net realized gain (loss)	755,139,994	1,119,683,471
Change in net unrealized appreciation (depreciation)	1,822,878,765	(833,935,766)
Net increase (decrease) in net assets resulting from operations	3,031,943,413	687,687,913
Distributions to shareholders	(1,621,230,881)	(1,958,616,581)
Share transactions
Proceeds from sales of shares	5,134,133,462	4,801,967,086
Reinvestment of distributions	1,597,215,641	1,950,874,827
Cost of shares redeemed	(5,836,940,101)	(5,745,550,235)
Net increase (decrease) in net assets resulting from share transactions	894,409,002	1,007,291,678
Total increase (decrease) in net assets	2,305,121,534	(263,636,990)
Net Assets
Beginning of period	24,720,959,735	24,984,596,725
End of period	$27,026,081,269	$24,720,959,735
Other Information
Shares
Sold	291,290,156	274,509,591
Issued in reinvestment of distributions	84,035,568	116,221,097
Redeemed	(325,208,146)	(321,143,205)
Net increase (decrease)	50,117,578	69,587,483

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Core Fund

Years ended May 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$17.31	$18.40	$17.32	$15.07	$16.12
Income from Investment Operations
Net investment income (loss)A	.32	.29	.25	.22	.19
Net realized and unrealized gain (loss)	1.81	.08	2.18	2.48	(.37)
Total from investment operations	2.13	.37	2.43	2.70	(.18)
Distributions from net investment income	(.29)	(.29)	(.24)	(.19)	(.19)
Distributions from net realized gain	(.87)	(1.17)	(1.11)	(.26)	(.68)
Total distributions	(1.15)B	(1.46)	(1.35)	(.45)	(.87)
Net asset value, end of period	$18.29	$17.31	$18.40	$17.32	$15.07
Total ReturnC	12.17%	2.41%	14.59%	18.22%	(1.10)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.45%	.45%	.47%	.46%	.43%
Expenses net of fee waivers, if any	.20%	.20%	.21%	.21%	.18%
Expenses net of all reductions	.20%	.20%	.21%	.21%	.18%
Net investment income (loss)	1.74%	1.65%	1.41%	1.40%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$27,026,081	$24,720,960	$24,984,597	$23,157,908	$23,636,860
Portfolio turnover rateF	90%	84%	98%	100%	85%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.15 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.868 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Amounts do not include the activity of Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2020

1. Organization.

Strategic Advisers Core Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $289,511 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, certain foreign taxes, certain conversion ratio adjustments, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,641,020,470
Gross unrealized depreciation	(1,076,176,793)
Net unrealized appreciation (depreciation)	$7,564,843,677
Tax Cost	$19,468,836,104

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$176,700,948
Undistributed long-term capital gain	$354,832,247
Net unrealized appreciation (depreciation) on securities and other investments	$7,564,872,766

The Fund intends to elect to defer to its next fiscal year $77,625,106 of capital losses recognized during the period November 1, 2019 to May 31, 2020.

The tax character of distributions paid was as follows:

	May 31, 2020	May 31, 2019
Ordinary Income	$517,260,745	$ 593,572,387
Long-term Capital Gains	1,103,970,136	1,365,044,194
Total	$1,621,230,881	$ 1,958,616,581

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts	613,157	6,433,550
Written Options	505,497	868,541
Total Equity Risk	1,118,654	7,302,091

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Core Fund	23,401,665,317	23,030,694,472

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets. The investment adviser pays all other expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. The management fee is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, J.P. Morgan Investment Management, Inc., LSV Asset Management, Invesco Advisers, Inc., FIAM LLC (an affiliate of the investment adviser), PineBridge Investments, LLC and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Aristotle Capital Management, LLC, ClearBridge Investments, LLC, Geode Capital Management, LLC, Loomis Sayles & Company, L.P. and Boston Partners Global Investors, Inc. have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In June 2020, the Board approved the appointment of Principal Global Investors, LLC as an additional sub-adviser for the Fund.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Core Fund	$295,425

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $83,696.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Commitment fees on the Statement of Operations, and are as follows:

Amount
Strategic Advisers Core Fund	$ 64,061

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2022. During the period, this waiver reduced the Fund's management fee by $ 65,328,020.

In addition, the investment adviser has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $1,117,992.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $63,343.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $116,221.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds.

Fund	% of shares held
Fidelity SAI U.S. Quality Index Fund	25%
Fidelity SAI Inflation-Focused Fund	24%

11. Proposed Reorganization.

The Board of Trustees of Fidelity Rutland Square Trust II has approved an Agreement and Plan of Reorganization (the Agreement) between each of Strategic Advisers Core Fund, Strategic Advisers Growth Fund and Strategic Advisers Value Fund (each an "Acquired Fund" and, together, the "Acquired Funds") and Strategic Advisers Large Cap Fund, a new series of Fidelity Rutland Square Trust II. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of each Acquired Fund in exchange for shares of Strategic Advisers Large Cap Fund equal in value to the net assets of each respective Acquired Fund on the day the reorganization is effective.

A meeting of the shareholders of each Acquired Fund is expected to be held during the fourth quarter of 2020 to vote on the reorganization. If approved by shareholders, the reorganization is expected to become effective on or about November 13, 2020. The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their shareholders.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Core Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 10, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other Fidelity® funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research, the Board of Trustees of the Museum of Fine Arts Boston and the Board of Overseers of the Massachusetts Eye and Ear Infirmary.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit), and member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-present) (technology company). Previously, Ms. Steiger served as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Christine Marcks (1955)

Year of Election or Appointment: 2019

Member of the Advisory Board

Ms. Marcks also serves as a Member of the Advisory Board of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2019 to May 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period-B December 1, 2019 to May 31, 2020
Actual	.20%	$1,000.00	$974.70	$.99
Hypothetical-C		$1,000.00	$1,024.00	$1.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2020, $1,050,052,165, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 65% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% and 68% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% and 3% of the dividends distributed in July and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Core Fund

At its March 2020 meeting, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment sub-advisory agreement (the Sub-Advisory Agreement) among Strategic Advisers LLC (Strategic Advisers), ClearBridge Investments, LLC (ClearBridge), and Fidelity Rutland Square Trust II, on behalf of the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the sub-advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser lineup. The Board also considered the structure of ClearBridge's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of ClearBridge's investment staff, their use of technology, and ClearBridge's approach to managing and compensating its investment personnel. The Board noted that ClearBridge's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered ClearBridge's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by ClearBridge under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of ClearBridge and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to ClearBridge and the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring ClearBridge.

The Board considered that the approval of the Sub-Advisory Agreement will not initially result in any changes to the fund’s management fee or total net expenses because Strategic Advisers does not expect to allocate assets to ClearBridge at this time. As a result, the fund’s management fee and total net expenses are expected to continue to rank below the competitive peer group medians presented to the Board in the June 2019 management contract renewal materials. The Board considered that to the extent Strategic Advisers allocates assets to ClearBridge in the future, the fund’s maximum aggregate annual management fee rate may not exceed 1.00% of the fund’s average daily net assets and the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers’ portion of the management fee. The Board considered Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2022. In addition, the Board considered that Strategic Advisers’ portion of the management fee will continue to be all-inclusive and that Strategic Advisers will continue to pay the fund’s other operating expenses, with certain limited exceptions, out of its portion of the management fee.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to the fund's sub-advisers, if any, as a result of their respective relationships with the fund, during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. With respect to ClearBridge, the Board considered management's representation that it does not anticipate that the hiring of ClearBridge will have a significant impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that reduce sub-advisory fees paid to ClearBridge as assets allocated to ClearBridge achieve certain levels.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the Sub-Advisory Agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SAI-COR-ANN-0720
1.902940.111

Strategic Advisers® Growth Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

May 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2020	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Growth Fund	26.60%	12.94%	14.51%

 A From June 2, 2010

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Fund on June 2, 2010, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$38,780	Strategic Advisers® Growth Fund
$43,932	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 12.84% for the year ending May 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks had entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases emerged outside China. The downtrend continued in March (-12.35%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response helped provide a partial offset to the economic disruption. This was evident in April, when the index achieved its highest monthly gain (+12.82%) since 1991, boosted by improving infection data, plans for reopening the economy and progress on potential treatments. The stark turnaround continued in May, driven by stocks that do well in an economic recovery, even as high unemployment persisted. By sector, energy shares (-29%) fell hard along with the price of crude oil. Financials (-8%) and industrials (-4%) also notably lagged. In contrast, information technology (+38%) led by a wide margin, followed by health care (+21%), communication services and consumer discretionary (each +16%).

Comments from Lead Portfolio Manager John Stone:  For the fiscal year, the Fund advanced 26.60%, outpacing the 26.25% gain of the benchmark Russell 1000® Growth Index. This period, Fidelity® Growth Company Fund, which follows an aggressive-growth approach, was the principal driver behind our strong relative performance. Fidelity Growth Company Fund (+39.3%) was the portfolio's largest holding on May 31 and it outpaced the Russell benchmark by 11 percentage points. Security selection in the information technology, health care and consumer discretionary sectors fueled this manager's outsized contribution. Elsewhere, the Large Cap Growth strategy from sub-adviser ClearBridge Investments – which was added to the portfolio in April – also aided performance versus the benchmark. On the downside, sub-adviser ClariVest Asset Management (+22.2%) was the biggest relative detractor. The dual emphasis on valuation and momentum inherent in ClariVest’s quantitative strategy weighed on its performance this period, resulting in negative stock picks across several sectors. Janus Henderson Enterprise Fund (+6.4%), a mid-cap growth strategy, struggled due to overweighted exposure to lagging cyclical sectors, including industrials and financials. Investment choices in technology also worked against this fund's relative result. In addition to hiring ClearBridge during the period, we added Principal Blue Chip Fund, an opportunistic growth approach that gravitates toward companies where members of management are also major shareholders. Conversely, we ended the Fund's sub-advisory relationship with MFS Investment Management during the period. As of May 31, the broader Fund is tilted toward underlying strategies that focus on companies exhibiting high rates of sales and earnings growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On June 3, 2020, the Board of Trustees approved a proposal to merge Strategic Advisers® Core Fund, Strategic Advisers® Growth Fund and Strategic Advisers® Value Fund into a new fund, Strategic Advisers® Large Cap Fund, subject to shareholder approval. A special meeting of the shareholders of each acquired fund (SA Core, Growth and Value) is expected to be held in the fourth quarter of 2020. This reorganization would occur on a tax-free basis, and if approved by shareholders of each acquired fund, is expected to take place on or about November 13, 2020. A combined proxy statement and prospectus containing more information with respect to the reorganization will be provided to shareholders of record of each acquired fund in advance of the meeting.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2020

(excluding cash equivalents)

% of fund's net assets
Fidelity Growth Company Fund	33.3
Janus Henderson Enterprise Fund	6.8
Amazon.com, Inc.	3.8
Microsoft Corp.	3.6
Apple, Inc.	2.6
Fidelity SAI U.S. Quality Index Fund	2.4
Visa, Inc. Class A	2.4
Facebook, Inc. Class A	2.3
Principal Blue Chip Fund Institutional Class	1.8
Fidelity Contrafund	1.6
60.6

Top Five Market Sectors as of May 31, 2020

(stocks only)

% of fund's net assets
Information Technology	20.8
Health Care	8.6
Consumer Discretionary	8.1
Communication Services	6.3
Industrials	3.7

Asset Allocation (% of fund's net assets)

As of May 31, 2020
Common Stocks	52.7%
Preferred Stocks	0.1%
Large Blend Funds	0.9%
Large Growth Funds	39.1%
Mid-Cap Growth Funds	6.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2020

Showing Percentage of Net Assets

Common Stocks - 52.7%
	Shares	Value
COMMUNICATION SERVICES - 6.3%
Entertainment - 0.8%
Activision Blizzard, Inc.	280,100	$20,161,598
The Walt Disney Co.	429,585	50,390,321
		70,551,919
Interactive Media & Services - 5.3%
Alphabet, Inc.:
Class A (a)	91,041	130,509,094
Class C (a)	92,124	131,637,826
Facebook, Inc. Class A (a)	926,055	208,445,720
		470,592,640
Media - 0.2%
Comcast Corp. Class A	514,906	20,390,278

TOTAL COMMUNICATION SERVICES		561,534,837

CONSUMER DISCRETIONARY - 8.0%
Auto Components - 0.1%
Aptiv PLC	115,137	8,675,573
Hotels, Restaurants & Leisure - 0.9%
Domino's Pizza, Inc.	35,600	13,735,904
Starbucks Corp.	371,575	28,979,134
Yum China Holdings, Inc.	327,589	15,180,474
Yum! Brands, Inc.	240,308	21,562,837
		79,458,349
Household Durables - 0.3%
Lennar Corp. Class A	241,600	14,607,136
PulteGroup, Inc.	388,000	13,180,360
		27,787,496
Internet & Direct Marketing Retail - 5.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	486,370	100,868,274
Amazon.com, Inc. (a)	139,979	341,880,510
The Booking Holdings, Inc. (a)	8,413	13,792,440
		456,541,224
Multiline Retail - 0.3%
Target Corp.	188,080	23,007,826
Specialty Retail - 1.3%
Advance Auto Parts, Inc.	182,231	25,388,423
AutoZone, Inc. (a)	15,200	17,447,472
The Home Depot, Inc.	280,470	69,691,186
Ulta Beauty, Inc. (a)	32,126	7,839,065
		120,366,146

TOTAL CONSUMER DISCRETIONARY		715,836,614

CONSUMER STAPLES - 2.9%
Beverages - 1.2%
Anheuser-Busch InBev SA NV ADR	193,048	9,050,090
Keurig Dr. Pepper, Inc.	347,694	9,707,616
Monster Beverage Corp. (a)	999,566	71,878,791
The Coca-Cola Co.	251,746	11,751,503
		102,388,000
Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	185,181	57,122,783
Sprouts Farmers Market LLC (a)	407,600	10,242,988
Walmart, Inc.	208,574	25,875,690
		93,241,461
Food Products - 0.2%
Campbell Soup Co.	343,600	17,516,728
Household Products - 0.5%
Colgate-Palmolive Co.	357,712	25,873,309
Procter & Gamble Co.	150,160	17,406,547
		43,279,856

TOTAL CONSUMER STAPLES		256,426,045

ENERGY - 0.1%
Energy Equipment & Services - 0.1%
Schlumberger Ltd.	642,014	11,857,999
FINANCIALS - 1.2%
Capital Markets - 0.9%
Bank of New York Mellon Corp.	168,100	6,248,277
Charles Schwab Corp.	288,291	10,352,530
FactSet Research Systems, Inc.	91,298	28,075,048
Goldman Sachs Group, Inc.	41,900	8,232,931
SEI Investments Co.	511,053	27,709,294
		80,618,080
Consumer Finance - 0.2%
American Express Co.	164,812	15,668,677
Insurance - 0.1%
MetLife, Inc.	221,700	7,983,417

TOTAL FINANCIALS		104,270,174

HEALTH CARE - 8.6%
Biotechnology - 2.1%
AbbVie, Inc.	302,666	28,048,058
Alexion Pharmaceuticals, Inc. (a)	142,669	17,106,013
Amgen, Inc.	236,349	54,289,365
BioMarin Pharmaceutical, Inc. (a)	128,010	13,639,466
Regeneron Pharmaceuticals, Inc. (a)	107,502	65,878,301
Vertex Pharmaceuticals, Inc. (a)	36,400	10,481,744
		189,442,947
Health Care Equipment & Supplies - 0.8%
Alcon, Inc. (a)	154,006	9,785,541
Intuitive Surgical, Inc. (a)	32,717	18,976,842
Stryker Corp.	42,000	8,220,660
The Cooper Companies, Inc.	25,298	8,018,960
Varian Medical Systems, Inc. (a)	91,389	11,093,711
Zimmer Biomet Holdings, Inc.	96,800	12,229,712
		68,325,426
Health Care Providers & Services - 1.9%
Centene Corp. (a)	257,674	17,070,903
CVS Health Corp.	271,900	17,828,483
Laboratory Corp. of America Holdings (a)	54,000	9,467,280
McKesson Corp.	101,800	16,152,606
UnitedHealth Group, Inc.	351,667	107,205,685
		167,724,957
Health Care Technology - 0.5%
Cerner Corp.	415,725	30,306,353
Veeva Systems, Inc. Class A (a)	74,800	16,371,476
		46,677,829
Life Sciences Tools & Services - 1.0%
Illumina, Inc. (a)	70,766	25,691,596
Thermo Fisher Scientific, Inc.	182,779	63,824,599
		89,516,195
Pharmaceuticals - 2.3%
Bristol-Myers Squibb Co.	499,435	29,826,258
Eli Lilly & Co.	70,139	10,727,760
Merck & Co., Inc.	362,602	29,269,233
Novartis AG sponsored ADR	365,200	31,929,436
Novo Nordisk A/S Series B sponsored ADR	244,238	16,105,054
Roche Holding AG sponsored ADR	1,236,646	53,608,604
Zoetis, Inc. Class A	208,952	29,125,819
		200,592,164

TOTAL HEALTH CARE		762,279,518

INDUSTRIALS - 3.7%
Aerospace & Defense - 0.9%
Northrop Grumman Corp.	34,800	11,664,960
Raytheon Technologies Corp.	367,222	23,693,163
The Boeing Co.	301,224	43,933,520
		79,291,643
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	135,035	10,955,390
Expeditors International of Washington, Inc.	492,749	37,631,241
United Parcel Service, Inc. Class B	197,437	19,686,443
		68,273,074
Building Products - 0.2%
Carrier Global Corp. (a)	526,579	10,779,072
Trane Technologies PLC	136,432	12,307,531
		23,086,603
Commercial Services & Supplies - 0.2%
Copart, Inc. (a)	198,200	17,717,098
Industrial Conglomerates - 0.1%
Honeywell International, Inc.	83,102	12,120,427
Machinery - 0.7%
Cummins, Inc.	61,500	10,430,400
Deere & Co.	286,922	43,646,575
Gardner Denver Holdings, Inc. (a)	120,386	3,394,885
Otis Worldwide Corp.	49,179	2,589,274
		60,061,134
Professional Services - 0.2%
IHS Markit Ltd.	254,589	17,683,752
Road & Rail - 0.2%
Uber Technologies, Inc.	468,217	17,005,641
Trading Companies & Distributors - 0.4%
United Rentals, Inc. (a)	108,283	15,039,426
W.W. Grainger, Inc.	57,340	17,753,611
		32,793,037

TOTAL INDUSTRIALS		328,032,409

INFORMATION TECHNOLOGY - 20.8%
Communications Equipment - 0.6%
Cisco Systems, Inc.	1,032,696	49,383,523
Electronic Equipment & Components - 0.2%
Keysight Technologies, Inc. (a)	124,834	13,498,300
IT Services - 5.2%
Akamai Technologies, Inc. (a)	216,409	22,896,072
Automatic Data Processing, Inc.	82,025	12,015,842
Booz Allen Hamilton Holding Corp. Class A	134,200	10,703,792
Fidelity National Information Services, Inc.	316,893	43,994,283
Fiserv, Inc. (a)	265,114	28,306,222
FleetCor Technologies, Inc. (a)	39,500	9,629,705
Global Payments, Inc.	98,650	17,706,689
MasterCard, Inc. Class A	190,765	57,399,281
PayPal Holdings, Inc. (a)	306,411	47,496,769
Visa, Inc. Class A	1,103,499	215,447,145
		465,595,800
Semiconductors & Semiconductor Equipment - 3.5%
Broadcom, Inc.	34,435	10,029,882
Intel Corp.	250,895	15,788,822
KLA-Tencor Corp.	101,710	17,896,892
Lam Research Corp.	47,800	13,081,426
Micron Technology, Inc. (a)	208,417	9,985,258
NVIDIA Corp.	359,082	127,481,292
Qualcomm, Inc.	792,288	64,080,253
Teradyne, Inc.	301,200	20,186,424
Texas Instruments, Inc.	275,134	32,669,411
		311,199,660
Software - 8.7%
Adobe, Inc. (a)	187,586	72,520,748
Autodesk, Inc. (a)	351,391	73,925,639
Microsoft Corp.	1,759,907	322,502,958
Nutanix, Inc. Class A (a)	279,050	6,713,943
Oracle Corp.	1,209,538	65,036,858
Palo Alto Networks, Inc. (a)	63,533	14,947,409
Salesforce.com, Inc. (a)	635,397	111,061,042
Splunk, Inc. (a)	120,760	22,442,038
SS&C Technologies Holdings, Inc.	180,301	10,438,526
Synopsys, Inc. (a)	226,444	40,965,984
VMware, Inc. Class A (a)	99,899	15,611,217
Workday, Inc. Class A (a)	122,453	22,461,554
		778,627,916
Technology Hardware, Storage & Peripherals - 2.6%
Apple, Inc.	725,377	230,626,363

TOTAL INFORMATION TECHNOLOGY		1,848,931,562

MATERIALS - 0.2%
Chemicals - 0.2%
Ecolab, Inc.	88,737	18,863,711
REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.7%
American Tower Corp.	145,400	37,537,918
Equinix, Inc.	31,222	21,781,404
Medical Properties Trust, Inc.	480,416	8,685,921
		68,005,243
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (a)	367,037	16,142,287

TOTAL REAL ESTATE		84,147,530

TOTAL COMMON STOCKS
(Cost $2,340,929,824)		4,692,180,399

Convertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Diversified Consumer Services - 0.1%
Airbnb, Inc. Series D (a)(b)(c)
(Cost $4,024,850)	98,859	6,355,645

Equity Funds - 46.8%
Large Blend Funds - 0.9%
Fidelity SAI U.S. Large Cap Index Fund (d)	4,953,880	81,293,175
Large Growth Funds - 39.1%
Fidelity Contrafund (d)	10,108,354	144,953,803
Fidelity Growth Company Fund (d)	120,728,015	2,965,080,055
Fidelity SAI U.S. Momentum Index Fund (d)	231,701	3,294,795
Fidelity SAI U.S. Quality Index Fund (d)	14,559,510	215,480,751
Principal Blue Chip Fund Institutional Class	5,468,630	156,293,451

TOTAL LARGE GROWTH FUNDS		3,485,102,855

Mid-Cap Growth Funds - 6.8%
Janus Henderson Enterprise Fund	4,588,861	603,572,898
TOTAL EQUITY FUNDS
(Cost $2,364,475,500)		4,169,968,928

Money Market Funds - 0.4%
Invesco Government & Agency Portfolio Institutional Class .12% (e)
(Cost $39,109,592)	39,109,592	39,109,592
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $4,748,539,766)		8,907,614,564
NET OTHER ASSETS (LIABILITIES) - 0.0%		(2,104,705)
NET ASSETS - 100%		$8,905,509,859

Legend

 (a) Non-income producing

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,355,645 or 0.1% of net assets.

 (c) Level 3 security

 (d) Affiliated Fund

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Airbnb, Inc. Series D	4/16/14	$4,024,850

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$25,868
Total	$25,868

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Contrafund	$523,366,843	$20,630,825	$432,363,022	$18,950,883	$(12,384,105)	$45,703,262	$144,953,803
Fidelity Growth Company Fund	2,301,681,826	143,204,848	250,183,216	103,204,849	7,780,199	762,596,398	2,965,080,055
Fidelity SAI U.S. Large Cap Index Fund	25,922,833	2,212,341,424	2,168,644,669	2,574,345	7,344,796	4,328,791	81,293,175
Fidelity SAI U.S. Momentum Index Fund	466,705,072	7,992,273	470,000,000	7,992,273	16,791,573	(18,194,123)	3,294,795
Fidelity SAI U.S. Quality Index Fund	979,028,121	124,012,826	887,611,107	123,034,639	190,686,954	(190,636,043)	215,480,751
Total	$4,296,704,695	$2,508,182,196	$4,208,802,014	$255,756,989	$210,219,417	$603,798,285	$3,410,102,579

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$561,534,837	$561,534,837	$--	$--
Consumer Discretionary	722,192,259	715,836,614	--	6,355,645
Consumer Staples	256,426,045	256,426,045	--	--
Energy	11,857,999	11,857,999	--	--
Financials	104,270,174	104,270,174	--	--
Health Care	762,279,518	762,279,518	--	--
Industrials	328,032,409	328,032,409	--	--
Information Technology	1,848,931,562	1,848,931,562	--	--
Materials	18,863,711	18,863,711	--	--
Real Estate	84,147,530	84,147,530	--	--
Equity Funds	4,169,968,928	4,169,968,928	--	--
Money Market Funds	39,109,592	39,109,592	--	--
Total Investments in Securities:	$8,907,614,564	$8,901,258,919	$--	$6,355,645

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,043,720,079)	$5,497,511,985
Affiliated issuers (cost $1,704,819,687)	3,410,102,579
Total Investment in Securities (cost $4,748,539,766)		$8,907,614,564
Cash		223
Receivable for investments sold		923,242
Receivable for fund shares sold		2,742,204
Dividends receivable		4,699,596
Interest receivable		2,808
Distributions receivable from Fidelity Central Funds		716
Prepaid expenses		33,645
Other receivables		145,791
Total assets		8,916,162,789
Liabilities
Payable for investments purchased	$5,894,994
Payable for fund shares redeemed	3,665,446
Accrued management fee	847,390
Other payables and accrued expenses	245,100
Total liabilities		10,652,930
Net Assets		$8,905,509,859
Net Assets consist of:
Paid in capital		$4,116,614,302
Total accumulated earnings (loss)		4,788,895,557
Net Assets		$8,905,509,859
Net Asset Value, offering price and redemption price per share ($8,905,509,859 ÷ 452,953,854 shares)		$19.66

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2020
Investment Income
Dividends:
Unaffiliated issuers		$54,555,552
Affiliated issuers		142,109,759
Interest		776,447
Income from Fidelity Central Funds (including $25,868 from security lending)		25,868
Total income		197,467,626
Expenses
Management fee	$33,269,453
Accounting fees	106,560
Custodian fees and expenses	54,400
Independent trustees' fees and expenses	107,543
Registration fees	81,113
Audit	76,618
Legal	35,856
Miscellaneous	85,248
Total expenses before reductions	33,816,791
Expense reductions	(23,513,811)
Total expenses after reductions		10,302,980
Net investment income (loss)		187,164,646
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	691,141,132
Fidelity Central Funds	(24)
Other affiliated issuers	210,219,417
Capital gain distributions from underlying funds:
Unaffiliated issuers	14,059,313
Affiliated issuers	113,647,230
Total net realized gain (loss)		1,029,067,068
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	366,839,946
Fidelity Central Funds	1
Other affiliated issuers	603,798,285
Total change in net unrealized appreciation (depreciation)		970,638,232
Net gain (loss)		1,999,705,300
Net increase (decrease) in net assets resulting from operations		$2,186,869,946

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2020	Year ended May 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$187,164,646	$105,994,035
Net realized gain (loss)	1,029,067,068	1,379,589,003
Change in net unrealized appreciation (depreciation)	970,638,232	(1,315,652,665)
Net increase (decrease) in net assets resulting from operations	2,186,869,946	169,930,373
Distributions to shareholders	(1,100,482,013)	(1,480,968,534)
Share transactions
Proceeds from sales of shares	877,543,694	1,698,381,942
Reinvestment of distributions	1,079,040,445	1,473,929,838
Cost of shares redeemed	(3,571,407,776)	(4,028,460,404)
Net increase (decrease) in net assets resulting from share transactions	(1,614,823,637)	(856,148,624)
Total increase (decrease) in net assets	(528,435,704)	(2,167,186,785)
Net Assets
Beginning of period	9,433,945,563	11,601,132,348
End of period	$8,905,509,859	$9,433,945,563
Other Information
Shares
Sold	49,858,065	93,996,420
Issued in reinvestment of distributions	59,906,152	86,200,709
Redeemed	(199,218,907)	(222,537,369)
Net increase (decrease)	(89,454,690)	(42,340,240)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Growth Fund

Years ended May 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$17.39	$19.84	$17.93	$16.51	$17.60
Income from Investment Operations
Net investment income (loss)A	.36	.18	.13	.15	.13
Net realized and unrealized gain (loss)	4.01	(.05)B	3.31	2.89	(.23)
Total from investment operations	4.37	.13	3.44	3.04	(.10)
Distributions from net investment income	(.18)	(.13)	(.14)	(.15)	(.12)
Distributions from net realized gain	(1.92)	(2.45)	(1.39)	(1.47)	(.88)
Total distributions	(2.10)	(2.58)	(1.53)	(1.62)	(.99)C
Net asset value, end of period	$19.66	$17.39	$19.84	$17.93	$16.51
Total ReturnD	26.60%	1.30%	20.30%	19.87%	(.62)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.36%	.38%	.49%	.54%	.57%
Expenses net of fee waivers, if any	.11%	.13%	.24%	.28%	.32%
Expenses net of all reductions	.11%	.13%	.24%	.28%	.32%
Net investment income (loss)	1.99%	.98%	.72%	.89%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$8,905,510	$9,433,946	$11,601,132	$10,964,954	$10,962,597
Portfolio turnover rateG	57%	48%	38%	38%	30%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Total distributions of $.99 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.876 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amounts do not include the activity of Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2020

1. Organization.

Strategic Advisers Growth Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $145,791 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,197,325,186
Gross unrealized depreciation	(58,592,876)
Net unrealized appreciation (depreciation)	$4,138,732,310
Tax Cost	$4,768,882,254

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$136,538,663
Undistributed long-term capital gain	$513,770,376
Net unrealized appreciation (depreciation) on securities and other investments	$4,138,732,310

The tax character of distributions paid was as follows:

	May 31, 2020	May 31, 2019
Ordinary Income	$94,870,910	$ 76,054,930
Long-term Capital Gains	1,005,611,103	1,404,913,604
Total	$1,100,482,013	$ 1,480,968,534

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Growth Fund	5,260,963,923	7,640,422,731

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .95% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. ClariVest Asset Management LLC, ClearBridge Investments, LLC, FIAM LLC (an affiliate of the investment adviser), Loomis Sayles & Company, L.P. and Massachusetts Financial Services Company (MFS) (through April 9, 2020) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Geode Capital Management, LLC (Geode) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Geode has not been allocated any portion of the Fund's assets. Geode in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In June 2020, the Board approved the appointment of Principal Global Investors, LLC as an additional sub-adviser for the Fund.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Effective July 1, 2019 accounting fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. For the period, the fees were equivalent to less than .005%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Growth Fund	$15,600

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Strategic Advisers Growth Fund	$23,877

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2022. During the period, this waiver reduced the Fund's management fee by $23,462,556.

In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,231 and $1,159, respectively.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $48,865.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Proposed Reorganization.

The Board of Trustees of Fidelity Rutland Square Trust II has approved an Agreement and Plan of Reorganization (the Agreement) between each of Strategic Advisers Core Fund, Strategic Advisers Growth Fund and Strategic Advisers Value Fund (each an "Acquired Fund" and, together, the "Acquired Funds") and Strategic Advisers Large Cap Fund, a new series of Fidelity Rutland Square Trust II. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of each Acquired Fund in exchange for shares of Strategic Advisers Large Cap Fund equal in value to the net assets of each respective Acquired Fund on the day the reorganization is effective.

A meeting of the shareholders of each Acquired Fund is expected to be held during the fourth quarter of 2020 to vote on the reorganization. If approved by shareholders, the reorganization is expected to become effective on or about November 13, 2020. The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their shareholders.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Growth Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 16, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research, the Board of Trustees of the Museum of Fine Arts Boston and the Board of Overseers of the Massachusetts Eye and Ear Infirmary.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit), and member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-present) (technology company). Previously, Ms. Steiger served as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Christine Marcks (1955)

Year of Election or Appointment: 2019

Member of the Advisory Board

Ms. Marcks also serves as a Member of the Advisory Board of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2019 to May 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period-B December 1, 2019 to May 31, 2020
Actual	.11%	$1,000.00	$1,099.40	$.58
Hypothetical-C		$1,000.00	$1,024.45	$.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2020, $1,012,798,471, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 90% and 100% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Growth Fund

At its March 2020 meeting, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment sub-advisory agreement (the Sub-Advisory Agreement) among Strategic Advisers LLC (Strategic Advisers), ClearBridge Investments, LLC (ClearBridge), and Fidelity Rutland Square Trust II, on behalf of the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the sub-advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser lineup. The Board also considered the structure of ClearBridge's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of ClearBridge's investment staff, their use of technology, and ClearBridge's approach to managing and compensating its investment personnel. The Board noted that ClearBridge's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered ClearBridge's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by ClearBridge under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of ClearBridge and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to ClearBridge and the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring ClearBridge.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 0.95% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2022. The Board also considered that after allocating assets to ClearBridge, the fund's management fee and total net expenses are expected to increase, but will continue to rank below the competitive peer group medians presented to the Board in the June 2019 management contract renewal materials.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to the fund's sub-advisers, if any, as a result of their respective relationships with the fund, during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. With respect to ClearBridge, the Board considered management's representation that it does not anticipate that the hiring of ClearBridge will have a significant impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that reduce sub-advisory fees paid to ClearBridge as assets allocated to ClearBridge achieve certain levels.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the Sub-Advisory Agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SGF-ANN-0720
1.907404.111

Strategic Advisers® Fidelity® Emerging Markets Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

May 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2020	Past 1 year	Life of fundA
Strategic Advisers® Fidelity® Emerging Markets Fund	(1.58)%	4.30%

 A From October 30, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Fidelity® Emerging Markets Fund on October 30, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$10,691	Strategic Advisers® Fidelity® Emerging Markets Fund
$10,305	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  Emerging-markets stocks returned -4.37% for the 12 months ending May 31, 2020, as measured by the MSCI Emerging Markets Index, lagging international developed-market equities, in U.S.-dollar terms. Emerging-markets equities gained 7.11% in the second half of 2019, ending the year with a particularly strong December (+7.48%). However, the early-2020 outbreak and spread of a novel coronavirus sent emerging-markets stocks tumbling, along with other equity markets around the world, in late February. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. The index returned -23.59% for the first quarter of 2020, before rebounding in April with a 9.16% gain, due in part to expansive fiscal- and monetary-policy efforts around the world to partially offset the economic disruption. Currency fluctuation had a meaningful drag on emerging-markets stocks, as the U.S. dollar strengthened versus most emerging-markets currencies. Among notable country components within the index, Brazil (-34%), South Africa (-27%) and Indonesia (-25%) were hit hard. Conversely, China (+12%), where the coronavirus outbreak originated, rebounded before period end, due largely to the country’s significant containment efforts. Taiwan (+19%) and Russia (-2%) also held up relatively well. By sector, financials (-24%) and energy (-21%) fared worst, whereas information technology (+22%), health care (+18%) and consumer discretionary (+15%) led the way.

Comments from Co-Portfolio Managers Wilfred Chilangwa and Antonio Martinez:  For the fiscal year, the Fund returned -1.58%, outpacing the -4.37% result of the benchmark MSCI Emerging Markets (EM) Index. The portfolio benefited from an emphasis on growth strategies, as growth stocks outpaced their value counterparts during the period. Stylistic tilts toward company quality and momentum also helped. Fidelity® Emerging Markets Fund (+9%) outpaced the benchmark by an outsized margin and was the top relative contributor. This fund’s strategy incorporates elements of both GARP (growth at a reasonable price) and earnings momentum. It had broadly positive security selection the past 12 months, led by picks in the information technology and consumer-related sectors. A substantial amount of this fund’s top stock picks occurred in China. Three additional strategies contributed roughly equally versus the benchmark: Select Emerging Markets Equity (+0.2%) and Concentrated Emerging Markets (+1%) from sub-adviser FIAM®, and Global Emerging Markets (+1%) from sub-adviser FIL®. All three benefited from strong investment choices within China, South Africa and Taiwan. On the downside, Fidelity® SAI® Emerging Markets Low Volatility Index Fund (-10%) was the primary relative detractor, due to underweighted exposure to China, along with adverse selection effects among consumer discretionary, technology and communication services stocks. The Emerging Markets All Cap mandate from FIAM also dampened the Fund's relative performance. We eliminated this strategy in February 2020 due to a portfolio manager change. Other positioning shifts in the Fund included the introduction of two value-oriented exchange-traded funds: Invesco FTSE RAFI Emerging Markets and Schwab Fundamental Emerging Markets Large Company Index. These were added to provide a measure of balance to the Fund's growth emphasis. We also added Fidelity SAI Emerging Markets Value Index Fund for the same purpose.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2020

% of fund's net assets
Fidelity SAI Emerging Markets Index Fund	28.3
Fidelity Emerging Markets Fund	11.3
Fidelity SAI Emerging Markets Low Volatility Index Fund	5.6
Tencent Holdings Ltd.	2.9
Alibaba Group Holding Ltd. sponsored ADR	2.9
Schwab Fundamental Emerging Markets Large Co. Index ETF	2.3
Taiwan Semiconductor Manufacturing Co. Ltd.	1.9
Samsung Electronics Co. Ltd.	1.8
Invesco FTSE RAFI Emerging Markets ETF	1.1
Naspers Ltd. Class N	0.9
59.0

Asset Allocation (% of fund's net assets)

As of May 31, 2020
Common Stocks	39.6%
Preferred Stocks	0.9%
Diversifed Emerging Markets Funds	45.2%
Emerging Markets Equity Funds	0.7%
Investment Companies	3.4%
Short-Term Investments and Net Other Assets (Liabilities)	10.2%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2020

Showing Percentage of Net Assets

Common Stocks - 39.6%
	Shares	Value
COMMUNICATION SERVICES - 4.3%
Diversified Telecommunication Services - 0.1%
China Tower Corp. Ltd. (H Shares) (a)	4,802,000	$975,284
HKBN Ltd.	359,000	616,522
PT Telekomunikasi Indonesia Tbk Series B	9,382,000	2,024,596
		3,616,402
Entertainment - 0.7%
Bilibili, Inc. ADR (b)	134,105	4,349,025
CD Projekt RED SA	49,755	5,008,930
HUYA, Inc. ADR (b)(c)	57,119	886,487
International Games Systems Co. Ltd.	108,000	2,018,085
NetEase, Inc. ADR	10,858	4,157,528
Nexon Co. Ltd.	195,100	4,063,189
		20,483,244
Interactive Media & Services - 3.2%
Baidu.com, Inc. sponsored ADR (b)	11,511	1,226,497
Tencent Holdings Ltd.	1,575,700	85,333,402
Yandex NV Series A (b)	230,140	9,258,532
		95,818,431
Wireless Telecommunication Services - 0.3%
America Movil S.A.B. de CV:
Series L	373,500	249,455
Series L sponsored ADR	75,275	998,147
Bharti Airtel Ltd. (b)	703,081	5,138,847
China Mobile Ltd.	466,000	3,294,966
		9,681,415

TOTAL COMMUNICATION SERVICES		129,599,492

CONSUMER DISCRETIONARY - 7.8%
Automobiles - 0.1%
Great Wall Motor Co. Ltd. (H Shares)	373,500	237,871
Hyundai Motor Co.	15,188	1,207,989
		1,445,860
Diversified Consumer Services - 0.3%
New Oriental Education & Technology Group, Inc. sponsored ADR (b)	54,393	6,524,984
TAL Education Group ADR (b)	30,147	1,702,100
		8,227,084
Hotels, Restaurants & Leisure - 0.2%
Haidilao International Holding Ltd. (a)	29,000	141,071
Sands China Ltd.	56,400	221,544
Shangri-La Asia Ltd.	3,946,000	3,395,808
Yum China Holdings, Inc.	42,902	1,988,079
		5,746,502
Household Durables - 0.9%
Haier Electronics Group Co. Ltd.	1,645,000	4,605,804
Haier Smart Home Co. Ltd. (A Shares)	4,395,666	10,192,759
Midea Group Co. Ltd. (A Shares)	1,401,600	11,590,239
		26,388,802
Internet & Direct Marketing Retail - 4.8%
Alibaba Group Holding Ltd.	7,100	183,584
Alibaba Group Holding Ltd. sponsored ADR (b)	408,957	84,813,592
Baozun, Inc. sponsored ADR (b)(c)	17,567	465,350
Ctrip.com International Ltd. ADR (b)	2,280	60,580
JD.com, Inc. sponsored ADR (b)	269,988	14,668,448
MakeMyTrip Ltd. (b)	66,059	1,023,254
Meituan Dianping Class B (b)	514,000	9,789,668
Naspers Ltd. Class N	160,554	26,137,066
Pinduoduo, Inc. ADR (b)	90,600	6,058,422
		143,199,964
Leisure Products - 0.0%
Goodbaby International Holdings Ltd. (b)	794,000	64,886
Specialty Retail - 0.4%
Zhongsheng Group Holdings Ltd. Class H	2,342,000	12,117,102
Textiles, Apparel & Luxury Goods - 1.1%
adidas AG	26,000	6,895,395
Anta Sports Products Ltd.	1,714,000	15,360,910
Best Pacific International Holdings Ltd.	2,643,000	408,979
Li Ning Co. Ltd.	2,726,500	9,236,677
Regina Miracle International Holdings Ltd. (a)	227,000	71,669
Shenzhou International Group Holdings Ltd.	157,200	1,891,653
		33,865,283

TOTAL CONSUMER DISCRETIONARY		231,055,483

CONSUMER STAPLES - 3.5%
Beverages - 1.4%
China Resources Beer Holdings Co. Ltd.	2,186,000	11,657,114
Fomento Economico Mexicano S.A.B. de CV unit	181,000	1,224,053
Kweichow Moutai Co. Ltd. (A Shares)	103,362	19,791,167
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	713,600	4,737,170
Thai Beverage PCL	8,191,300	3,652,689
Tsingtao Brewery Co. Ltd. (H Shares)	302,000	2,101,773
		43,163,966
Food & Staples Retailing - 0.9%
C.P. ALL PCL (For. Reg.)	2,616,500	5,798,908
Dairy Farm International Holdings Ltd.	29,700	125,334
President Chain Store Corp.	72,000	709,934
Sun Art Retail Group Ltd.	4,191,000	6,451,133
Wal-Mart de Mexico SA de CV Series V	4,764,900	11,893,716
X5 Retail Group NV GDR (Reg. S)	39,453	1,158,340
		26,137,365
Food Products - 0.9%
Angel Yeast Co. Ltd. (A Shares)	91,900	544,402
China Mengniu Dairy Co. Ltd.	3,901,000	14,070,014
Delfi Ltd.	603,300	341,619
Gruma S.A.B. de CV Series B	314,600	3,122,378
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	734,767	2,928,876
Unified-President Enterprises Corp.	1,766,201	4,290,415
WH Group Ltd. (a)	134,000	116,573
		25,414,277
Household Products - 0.2%
C&S Paper Co. Ltd. (A Shares)	1,617,500	4,586,949
Personal Products - 0.1%
Hengan International Group Co. Ltd.	89,500	737,039
Natura & Co. Holding SA	484,300	3,374,299
		4,111,338

TOTAL CONSUMER STAPLES		103,413,895

ENERGY - 1.6%
Energy Equipment & Services - 0.2%
China Oilfield Services Ltd. (H Shares)	3,186,000	2,789,376
SPT Energy Group, Inc. (b)	166,000	6,808
Yantai Jereh Oilfield Services (A Shares)	504,800	1,802,137
		4,598,321
Oil, Gas & Consumable Fuels - 1.4%
China Shenhua Energy Co. Ltd. (H Shares)	126,000	230,795
CNOOC Ltd.	2,056,000	2,348,901
CNOOC Ltd. sponsored ADR	38,982	4,448,626
Lukoil PJSC	81,430	6,124,970
Lukoil PJSC	1,483	110,525
Lukoil PJSC sponsored ADR	87,613	6,504,389
NOVATEK OAO GDR (Reg. S)	10,885	1,575,060
PetroChina Co. Ltd. (H Shares)	1,068,000	368,452
Petroleo Brasileiro SA - Petrobras (ON)	1,371,600	5,356,547
Pilipinas Shell Petroleum Corp.	3,083,800	1,046,060
Reliance Industries Ltd.	711,471	13,780,545
Reliance Industries Ltd. rights (b)	50,414	148,031
		42,042,901

TOTAL ENERGY		46,641,222

FINANCIALS - 7.6%
Banks - 5.2%
Absa Group Ltd.	467,283	2,172,914
Axis Bank Ltd.	627,573	3,195,347
Banco do Brasil SA	550,500	3,181,497
Bancolombia SA sponsored ADR	54,090	1,398,767
Bank of China Ltd. (H Shares)	6,800,000	2,499,557
Capitec Bank Holdings Ltd.	15,918	772,100
China Construction Bank Corp. (H Shares)	11,483,000	9,056,566
China Merchants Bank Co. Ltd. (H Shares)	3,068,500	14,458,960
Credicorp Ltd.	5,050	691,850
Credicorp Ltd. (United States)	15,070	2,076,947
E.SUN Financial Holdings Co. Ltd.	4,091,779	3,638,624
Emirates NBD Bank PJSC	976,161	2,296,130
Grupo Financiero Banorte S.A.B. de CV Series O	3,996,845	12,121,483
Guaranty Trust Bank PLC	5,116,748	317,662
Guaranty Trust Bank PLC GDR (Reg. S)	104,407	292,340
Hana Financial Group, Inc.	79,798	1,926,706
HDFC Bank Ltd.	335,312	4,246,405
HDFC Bank Ltd. sponsored ADR	357,919	14,971,752
ICICI Bank Ltd.	730,439	3,196,974
Industrial & Commercial Bank of China Ltd. (H Shares)	29,167,000	18,891,987
Kasikornbank PCL (For. Reg.)	328,200	1,008,713
KB Financial Group, Inc.	164,535	4,513,301
Kotak Mahindra Bank Ltd.	116,914	1,892,768
Mega Financial Holding Co. Ltd.	380,000	389,903
National Bank of Abu Dhabi PJSC (b)	848,214	2,558,624
OTP Bank PLC	123,091	4,082,187
PT Bank Central Asia Tbk	5,976,886	10,616,030
PT Bank Mandiri (Persero) Tbk	12,664,700	3,891,908
PT Bank Rakyat Indonesia Tbk	10,359,700	2,097,681
Qatar National Bank SAQ (b)	357,368	1,735,311
Sberbank of Russia	2,213,986	6,362,706
Sberbank of Russia sponsored ADR	429,549	4,853,904
Shinhan Financial Group Co. Ltd.	330,620	8,122,287
TCS Group Holding PLC GDR	65,745	1,141,333
		154,671,224
Capital Markets - 0.3%
BM&F BOVESPA SA	683,500	5,834,272
CITIC Securities Co. Ltd. (H Shares)	316,500	574,815
Hong Kong Exchanges and Clearing Ltd.	9,700	341,376
Huatai Securities Co. Ltd. (H Shares) (a)	417,200	658,517
Noah Holdings Ltd. sponsored ADR (b)	51,054	1,354,463
		8,763,443
Consumer Finance - 0.1%
Shriram Transport Finance Co. Ltd.	386,766	2,927,666
Diversified Financial Services - 0.1%
Chailease Holding Co. Ltd.	1,005,910	3,910,325
Insurance - 1.5%
AIA Group Ltd.	1,844,800	15,138,027
China Life Insurance Co. Ltd. (H Shares)	4,444,000	8,421,036
China Pacific Insurance (Group) Co. Ltd. (H Shares)	576,000	1,600,996
HDFC Standard Life Insurance Co. Ltd. (a)(b)	272,535	1,885,991
Hyundai Fire & Marine Insurance Co. Ltd.	188,563	3,711,117
ICICI Lombard General Insurance Co. Ltd. (a)	151,440	2,605,357
Ping An Insurance Group Co. of China Ltd. (H Shares)	1,001,500	9,910,972
		43,273,496
Thrifts & Mortgage Finance - 0.4%
Housing Development Finance Corp. Ltd.	538,719	11,820,395

TOTAL FINANCIALS		225,366,549

HEALTH CARE - 1.3%
Biotechnology - 0.4%
Hualan Biological Engineer, Inc. (A Shares)	1,005,708	5,802,663
Innovent Biologics, Inc. (a)(b)	984,500	5,406,360
		11,209,023
Health Care Equipment & Supplies - 0.1%
Peijia Medical Ltd. (a)(b)	67,000	220,427
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	105,200	4,109,392
		4,329,819
Health Care Providers & Services - 0.0%
Aier Eye Hospital Group Co. Ltd. (A Shares)	32,409	177,819
Aster DM Healthcare Ltd. (a)(b)	1,192	1,415
		179,234
Life Sciences Tools & Services - 0.0%
Pharmaron Beijing Co. Ltd. (H Shares) (a)	56,900	465,231
WuXi AppTec Co. Ltd. (H Shares) (a)	38,080	405,031
Wuxi Biologics (Cayman), Inc. (a)(b)	41,000	647,462
		1,517,724
Pharmaceuticals - 0.8%
CSPC Pharmaceutical Group Ltd.	750,000	1,478,470
Hansoh Pharmaceutical Group Co. Ltd. (a)	992,000	4,334,759
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	47,616	525,045
Lijun International Pharmaceutical Holding Ltd.	278,000	171,385
Richter Gedeon PLC	575,700	12,538,085
Sino Biopharmaceutical Ltd.	1,347,000	2,128,438
Yunnan Baiyao Group Co. Ltd. (A Shares)	126,400	1,561,659
		22,737,841

TOTAL HEALTH CARE		39,973,641

INDUSTRIALS - 2.4%
Aerospace & Defense - 0.3%
Elbit Systems Ltd. (Israel)	57,565	7,999,920
Airlines - 0.0%
Azul SA sponsored ADR (b)	27,367	218,389
Wizz Air Holdings PLC (a)(b)	1,688	68,378
		286,767
Construction & Engineering - 0.2%
China Railway Construction Corp. Ltd. (H Shares)	1,077,500	967,472
Larsen & Toubro Ltd.	489,602	6,037,054
Sinopec Engineering Group Co. Ltd. (H Shares)	301,000	126,569
		7,131,095
Electrical Equipment - 0.1%
Voltronic Power Technology Corp.	68,062	1,739,647
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	119,900	311,983
		2,051,630
Machinery - 1.2%
Airtac International Group	394,000	6,770,663
Estun Automation Co. Ltd. (A Shares)	271,190	377,684
HIWIN Technologies Corp.	319,180	3,264,329
Sany Heavy Industry Co. Ltd. (A Shares)	2,699,306	6,932,401
Shenzhen Inovance Technology Co. Ltd. (A Shares)	1,993,600	9,589,168
Techtronic Industries Co. Ltd.	461,000	4,021,712
TK Group Holdings Ltd.	2,552,000	764,416
Weichai Power Co. Ltd.:
(A Shares)	1,490,200	2,722,646
(H Shares)	299,000	517,968
Zoomlion Heavy Industry Science and Technology Co. Ltd. (H Shares)	212,000	174,442
		35,135,429
Marine - 0.0%
SITC International Holdings Co. Ltd.	466,773	442,702
Professional Services - 0.2%
Sporton International, Inc.	656,000	4,268,411
Road & Rail - 0.3%
Localiza Rent A Car SA	623,755	4,497,890
Rumo SA (b)	1,260,300	5,321,020
		9,818,910
Transportation Infrastructure - 0.1%
Grupo Aeroportuario Norte S.A.B. de CV	521,400	2,294,917
Shanghai International Airport Co. Ltd. (A Shares)	139,100	1,410,830
		3,705,747

TOTAL INDUSTRIALS		70,840,611

INFORMATION TECHNOLOGY - 7.4%
Electronic Equipment & Components - 1.0%
AVIC Jonhon OptronicTechnology Co. Ltd.	732,450	3,588,746
Chaozhou Three-Circle Group Co. (A Shares)	97,500	271,712
China Railway Signal & Communications Corp. (H Shares) (a)	399,000	176,940
Hangzhou Hikvision Digital Technology Co. Ltd. (A Shares)	43,400	167,039
Hollysys Automation Technologies Ltd.	9,494	118,580
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,491,000	3,771,157
Largan Precision Co. Ltd.	55,000	7,038,106
LG Innotek Co. Ltd.	35,627	4,264,889
Samsung SDI Co. Ltd.	5,394	1,571,599
Sunny Optical Technology Group Co. Ltd.	213,800	2,873,236
Unimicron Technology Corp.	2,808,000	3,757,242
Yageo Corp.	253,000	3,127,782
Zhejiang Dahua Technology Co. Ltd.:
(A Shares)	6,200	12,926
Class A	49,100	102,365
		30,842,319
IT Services - 0.2%
Infosys Ltd.	145,105	1,326,203
Infosys Ltd. sponsored ADR	681,773	6,204,134
		7,530,337
Semiconductors & Semiconductor Equipment - 3.8%
MediaTek, Inc.	1,313,000	20,284,928
Realtek Semiconductor Corp.	311,000	2,682,555
Semiconductor Manufacturing International Corp. (b)	92,500	202,796
SK Hynix, Inc.	284,837	18,840,414
Taiwan Semiconductor Manufacturing Co. Ltd.	5,819,000	56,673,800
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	279,346	14,059,484
		112,743,977
Software - 0.2%
Globant SA (b)	31,800	4,458,678
Kingsoft Corp. Ltd.	102,000	332,895
		4,791,573
Technology Hardware, Storage & Peripherals - 2.2%
Samsung Electronics Co. Ltd.	1,302,972	53,614,154
Samsung Electronics Co. Ltd. unit	10,959	11,232,975
		64,847,129

TOTAL INFORMATION TECHNOLOGY		220,755,335

MATERIALS - 3.0%
Chemicals - 0.5%
LG Chemical Ltd.	19,987	6,334,394
PhosAgro OJSC GDR (Reg. S)	122,515	1,690,707
Sinofert Holdings Ltd.	1,322,000	109,759
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	141,579	3,450,280
Solar Industries India Ltd. (b)	262,600	3,099,239
		14,684,379
Construction Materials - 0.3%
Anhui Conch Cement Co. Ltd.:
(A Shares)	61,400	488,636
(H Shares)	50,000	377,025
CEMEX S.A.B. de CV sponsored ADR	2,232,600	5,358,240
JK Cement Ltd.	318,900	4,927,860
		11,151,761
Containers & Packaging - 0.0%
Greatview Aseptic Pack Co. Ltd.	502,148	186,065
Metals & Mining - 1.8%
Alrosa Co. Ltd.	2,394,030	2,246,238
AngloGold Ashanti Ltd.	397,154	9,677,772
Grupo Mexico SA de CV Series B	2,095,791	4,487,504
Impala Platinum Holdings Ltd.	1,484,256	9,904,960
MMC Norilsk Nickel PJSC	11,356	3,590,258
MMC Norilsk Nickel PJSC sponsored ADR	370,663	11,612,872
Novolipetsk Steel OJSC GDR (Reg. S)	35,584	683,924
POSCO	29,815	4,408,865
Sibanye Stillwater Ltd. (b)	900,593	1,653,842
Vale SA (b)	436,500	4,335,307
Vale SA sponsored ADR (b)	74,600	728,096
Zijin Mining Group Co. Ltd. (H Shares)	98,000	39,137
		53,368,775
Paper & Forest Products - 0.4%
Suzano Papel e Celulose SA	1,595,100	11,316,921

TOTAL MATERIALS		90,707,901

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Link (REIT)	70,000	528,618
Real Estate Management & Development - 0.5%
Ayala Land, Inc.	7,545,700	4,784,276
China Overseas Land and Investment Ltd.	1,574,000	4,827,112
China Resources Land Ltd.	186,000	741,733
China Vanke Co. Ltd. (H Shares)	117,800	384,557
Hemisphere Properties India Ltd. (b)(d)	372,400	796,962
Longfor Properties Co. Ltd. (a)	414,500	1,895,565
Sun Hung Kai Properties Ltd.	60,000	702,760
		14,132,965

TOTAL REAL ESTATE		14,661,583

UTILITIES - 0.2%
Electric Utilities - 0.0%
Cheung Kong Infrastructure Holdings Ltd.	72,500	364,307
Gas Utilities - 0.2%
China Gas Holdings Ltd.	1,471,200	5,201,208
China Resource Gas Group Ltd.	98,000	536,868
		5,738,076
Independent Power and Renewable Electricity Producers - 0.0%
Huadian Power International Corp. Ltd. (H Shares)	484,000	149,054
Water Utilities - 0.0%
SIIC Environment Holdings Ltd.	520,000	85,698

TOTAL UTILITIES		6,337,135

TOTAL COMMON STOCKS
(Cost $1,112,428,632)		1,179,352,847

Nonconvertible Preferred Stocks - 0.9%
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Telefonica Brasil SA sponsored ADR	185,100	1,623,327
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Petroleo Brasileiro SA - Petrobras sponsored ADR	856,866	6,537,888
FINANCIALS - 0.6%
Banks - 0.6%
Banco Bradesco SA (PN)	338,272	1,201,255
Itau Unibanco Holding SA	2,019,409	8,718,997
Sberbank of Russia	47,774	123,336
Sberbank of Russia	2,607,999	6,732,951
		16,776,539
INDUSTRIALS - 0.0%
Airlines - 0.0%
Azul SA (b)	549,600	1,470,736
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $37,607,408)		26,408,490

Equity Funds - 45.9%
Diversified Emerging Markets Funds - 45.2%
Fidelity Emerging Markets Fund (e)	10,409,345	335,597,285
Fidelity SAI Emerging Markets Index Fund (e)	69,595,052	842,100,133
Fidelity SAI Emerging Markets Low Volatility Index Fund (e)	19,210,902	166,174,301

TOTAL DIVERSIFIED EMERGING MARKETS FUNDS		1,343,871,719

Emerging Markets Equity Funds - 0.7%
Fidelity SAI Emerging Markets Value Index Fund (e)	2,100,000	21,609,000
TOTAL EQUITY FUNDS
(Cost $1,419,021,934)		1,365,480,719

Investment Companies - 3.4%
Investment Companies - 3.4%
Invesco FTSE RAFI Emerging Markets ETF	1,970,580	33,223,979
Schwab Fundamental Emerging Markets Large Co. Index ETF (c)	3,017,652	68,198,935
TOTAL INVESTMENT COMPANIES
(Cost $125,576,921)		101,422,914

U.S. Treasury Obligations - 1.0%
U.S. Treasury Bills, yield at date of purchase 0.12% to 0.63% 6/4/20 to 8/13/20 (f)
(Cost $29,363,719)	29,370,000	29,362,914

Money Market Funds - 8.8%
Fidelity Cash Central Fund 0.11% (g)	2,759,106	2,759,657
Fidelity Securities Lending Cash Central Fund 0.10% (g)(h)	1,360,696	1,360,832
Invesco Government & Agency Portfolio Institutional Class .12% (i)	257,714,674	257,714,674
TOTAL MONEY MARKET FUNDS
(Cost $261,815,020)		261,835,163
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $2,985,813,634)		2,963,863,047
NET OTHER ASSETS (LIABILITIES) - 0.4%		12,524,453
NET ASSETS - 100%		$2,976,387,500

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	5,427	June 2020	$253,142,415	$33,142,063	$33,142,063

The notional amount of futures purchased as a percentage of Net Assets is 8.5%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $210,107,805.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $20,076,030 or 0.7% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Affiliated Fund

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $29,068,918.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$377,941
Fidelity Securities Lending Cash Central Fund	83,126
Total	$461,067

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Emerging Markets Fund	$282,308,645	$35,612,442	$--	$5,612,442	$--	$17,676,198	$335,597,285
Fidelity SAI Emerging Markets Index Fund	539,214,411	467,339,855	109,250,000	15,613,590	1,370,077	(56,574,210)	842,100,133
Fidelity SAI Emerging Markets Low Volatility Index Fund	84,223,808	105,413,469	--	2,413,469	--	(23,462,976)	166,174,301
Fidelity SAI Emerging Markets Value Index Fund	--	21,000,000	--	--	--	609,000	21,609,000
Total	$905,746,864	$629,365,766	$109,250,000	$23,639,501	$1,370,077	$(61,751,988)	$1,365,480,719

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$131,222,819	$38,978,049	$92,244,770	$--
Consumer Discretionary	231,055,483	140,295,796	90,759,687	--
Consumer Staples	103,413,895	68,280,249	35,133,646	--
Energy	53,179,110	41,309,808	11,869,302	--
Financials	242,143,088	124,205,290	117,937,798	--
Health Care	39,973,641	24,716,078	15,257,563	--
Industrials	72,311,347	64,984,083	7,327,264	--
Information Technology	220,755,335	160,495,668	60,259,667	--
Materials	90,707,901	60,760,218	29,947,683	--
Real Estate	14,661,583	4,784,276	9,080,345	796,962
Utilities	6,337,135	--	6,337,135	--
Equity Funds	1,365,480,719	1,365,480,719	--	--
Investment Companies	101,422,914	101,422,914	--	--
Other Short-Term Investments	29,362,914	--	29,362,914	--
Money Market Funds	261,835,163	261,835,163	--	--
Total Investments in Securities:	$2,963,863,047	$2,457,548,311	$505,517,774	$796,962
Derivative Instruments:
Assets
Futures Contracts	$33,142,063	$33,142,063	$--	$--
Total Assets	$33,142,063	$33,142,063	$--	$--
Total Derivative Instruments:	$33,142,063	$33,142,063	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$33,142,063	$0
Total Equity Risk	33,142,063	0
Total Value of Derivatives	$33,142,063	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2020
Assets
Investment in securities, at value (including securities loaned of $1,327,981) — See accompanying schedule: Unaffiliated issuers (cost $1,562,691,359)	$1,594,261,839
Fidelity Central Funds (cost $4,100,346)	4,120,489
Other affiliated issuers (cost $1,419,021,929)	1,365,480,719
Total Investment in Securities (cost $2,985,813,634)		$2,963,863,047
Foreign currency held at value (cost $2,033,355)		1,967,885
Receivable for investments sold		9,827,641
Receivable for fund shares sold		4,398,362
Dividends receivable		1,544,782
Interest receivable		28,540
Distributions receivable from Fidelity Central Funds		8,073
Receivable for daily variation margin on futures contracts		4,233,060
Prepaid expenses		10,006
Other receivables		306,100
Total assets		2,986,187,496
Liabilities
Payable to custodian bank	$919,148
Payable for investments purchased	5,825,674
Payable for fund shares redeemed	908,017
Accrued management fee	457,545
Other payables and accrued expenses	329,837
Collateral on securities loaned	1,359,775
Total liabilities		9,799,996
Net Assets		$2,976,387,500
Net Assets consist of:
Paid in capital		$3,098,173,546
Total accumulated earnings (loss)		(121,786,046)
Net Assets		$2,976,387,500
Net Asset Value, offering price and redemption price per share ($2,976,387,500 ÷ 288,437,924 shares)		$10.32

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2020
Investment Income
Dividends:
Unaffiliated issuers		$27,852,057
Affiliated issuers		23,639,501
Non-Cash dividends		13,895,957
Interest		3,063,381
Income from Fidelity Central Funds (including $83,126 from security lending)		461,067
Income before foreign taxes withheld		68,911,963
Less foreign taxes withheld		(3,088,375)
Total income		65,823,588
Expenses
Management fee	$11,750,999
Accounting fees	74,802
Custodian fees and expenses	345,662
Independent trustees' fees and expenses	27,809
Registration fees	319,535
Audit	63,948
Legal	6,465
Miscellaneous	17,942
Total expenses before reductions	12,607,162
Expense reductions	(6,649,423)
Total expenses after reductions		5,957,739
Net investment income (loss)		59,865,849
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $133,447)	(72,130,827)
Fidelity Central Funds	4,731
Other affiliated issuers	1,370,077
Foreign currency transactions	(2,393,634)
Futures contracts	(45,344,880)
Total net realized gain (loss)		(118,494,533)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $16,272)	2,853,808
Fidelity Central Funds	95
Other affiliated issuers	(61,751,988)
Assets and liabilities in foreign currencies	(61,255)
Futures contracts	37,879,730
Total change in net unrealized appreciation (depreciation)		(21,079,610)
Net gain (loss)		(139,574,143)
Net increase (decrease) in net assets resulting from operations		$(79,708,294)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2020	For the period October 30, 2018 (commencement of operations) to May 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$59,865,849	$25,053,053
Net realized gain (loss)	(118,494,533)	(17,638,458)
Change in net unrealized appreciation (depreciation)	(21,079,610)	32,205,353
Net increase (decrease) in net assets resulting from operations	(79,708,294)	39,619,948
Distributions to shareholders	(58,777,125)	(21,398,596)
Share transactions
Proceeds from sales of shares	1,609,511,839	2,070,722,339
Reinvestment of distributions	56,678,011	21,366,662
Cost of shares redeemed	(495,169,459)	(166,457,825)
Net increase (decrease) in net assets resulting from share transactions	1,171,020,391	1,925,631,176
Total increase (decrease) in net assets	1,032,534,972	1,943,852,528
Net Assets
Beginning of period	1,943,852,528	–
End of period	$2,976,387,500	$1,943,852,528
Other Information
Shares
Sold	149,103,119	194,955,636
Issued in reinvestment of distributions	4,725,743	2,130,275
Redeemed	(46,868,850)	(15,607,999)
Net increase (decrease)	106,960,012	181,477,912

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Fidelity Emerging Markets Fund

Years ended May 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.71	$10.00
Income from Investment Operations
Net investment income (loss)B	.26C	.18
Net realized and unrealized gain (loss)	(.39)	.67
Total from investment operations	(.13)	.85
Distributions from net investment income	(.26)	(.14)
Total distributions	(.26)	(.14)
Net asset value, end of period	$10.32	$10.71
Total ReturnD,E	(1.58)%	8.63%
Ratios to Average Net AssetsF,G,H
Expenses before reductions	.49%	.57%I
Expenses net of fee waivers, if any	.24%	.32%I
Expenses net of all reductions	.23%	.31%I
Net investment income (loss)	2.35%C	2.82%I
Supplemental Data
Net assets, end of period (000 omitted)	$2,976,388	$1,943,853
Portfolio turnover rateH	49%	125%I

 A For the period October 30, 2018 (commencement of operations) to May 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.80%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Amounts do not include the activity of Underlying Funds.

 I Annualized

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2020

1. Organization.

Strategic Advisers Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations in "Non-cash Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $8 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$195,899,316
Gross unrealized depreciation	(235,463,450)
Net unrealized appreciation (depreciation)	$(39,564,134)
Tax Cost	$3,003,427,181

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(82,127,579)
Net unrealized appreciation (depreciation) on securities and other investments	$(39,620,703)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(75,892,074)
Long-term	(6,235,505)
Total capital loss carryforward	$(82,127,579)

The tax character of distributions paid was as follows:

	May 31, 2020	May 31, 2019(a)
Ordinary Income	$58,777,125	$ 21,398,596

 (a) For the period October 30, 2018 (commencement of operations) to May 31, 2019.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity Emerging Markets Fund	2,129,030,736	1,114,740,994

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .46% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and FIL Investment Advisors each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Geode Capital Management, LLC (Geode) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Geode has not been allocated any portion of the Fund's assets. Geode in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Effective July 1, 2019 accounting fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. For the period, the fees were equivalent to less than .005%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Fidelity Emerging Markets Fund	$2,130

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,022.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Strategic Advisers Fidelity Emerging Markets Fund	$5,933

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2022. During the period, this waiver reduced the Fund's management fee by $6,381,550.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $132,111 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $135,762.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds.

Fund	% of shares held
Fidelity SAI Emerging Markets Index Fund	22%
Fidelity SAI Emerging Markets Low Volatility Index Fund	20%
Fidelity SAI Emerging Markets Value Index Fund	84%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity Emerging Markets Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020 and the statement of changes in net assets and the financial highlights for the year ended May 31, 2020 and for the period October 30, 2018 (commencement of operations) through May 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year ended May 31, 2020, and the changes in its net assets and the financial highlights for the year ended May 31, 2020 and for the period October 30, 2018 (commencement of operations) through May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 16, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research, the Board of Trustees of the Museum of Fine Arts Boston and the Board of Overseers of the Massachusetts Eye and Ear Infirmary.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit), and member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-present) (technology company). Previously, Ms. Steiger served as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Christine Marcks (1955)

Year of Election or Appointment: 2019

Member of the Advisory Board

Ms. Marcks also serves as a Member of the Advisory Board of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2019 to May 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period-B December 1, 2019 to May 31, 2020
Actual	.23%	$1,000.00	$920.20	$1.10
Hypothetical-C		$1,000.00	$1,023.85	$1.16

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 4% and 1% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 95% and 49% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0181 and $0.0031 for the dividend paid July 15, 2019 and $0.2669 and $0.0259 for the dividend paid December 31, 2019.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

STE-ANN-0720
1.9890707.101

Strategic Advisers® Value Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

May 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2020	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Value Fund	(1.32)%	4.32%	9.63%

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Fund on December 30, 2008, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$25,069	Strategic Advisers® Value Fund
$25,577	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 12.84% for the year ending May 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks had entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases emerged outside China. The downtrend continued in March (-12.35%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response helped provide a partial offset to the economic disruption. This was evident in April, when the index achieved its highest monthly gain (+12.82%) since 1991, boosted by improving infection data, plans for reopening the economy and progress on potential treatments. The stark turnaround continued in May, driven by stocks that do well in an economic recovery, even as high unemployment persisted. By sector, energy shares (-29%) fell hard along with the price of crude oil. Financials (-8%) and industrials (-4%) also notably lagged. In contrast, information technology (+38%) led by a wide margin, followed by health care (+21%), communication services and consumer discretionary (each +16%).

Comments from Lead Portfolio Manager John Stone:  For the fiscal year, the Fund returned -1.32%, outpacing the -1.64% result of the benchmark Russell 1000® Value Index. The broader portfolio was substantially overweighted in the information technology sector – the best-performing index category – and underweighted in energy, the poorest-performing group. This positioning helped the Fund stay ahead of the benchmark, despite posting a negative return. Sub-adviser Brandywine Global Investment Management (-0.5%) was the top contributor versus the benchmark. This manager's emphasis on higher-quality, large-cap value stocks – particularly in technology and health care – boosted its performance. Fidelity® SAI® U.S. Low Volatility Index Fund (+8.9%) also added considerable value this period. This fund seeks to replicate the performance of a custom index of large-cap U.S. stocks that, in aggregate, have exhibited lower volatility than the broad equity market. On the downside, sub-adviser LSV Asset Management (-5.1%) was the biggest relative detractor. LSV employs a quantitative, deep-value approach and this period, this process struggled as market fluctuations made it difficult to identify investable trends. Additionally, holdings in industry groups that declined sharply amid the coronavirus pandemic, such as airlines and retailers, also hampered LSV's performance. Sub-adviser JPMorgan Investment Management (-6.8%) underperformed due to adverse positioning in financials and poor picks among industrials stocks. As of May 31, the broader Fund is tilted toward underlying strategies that focus on sectors which have historically performed well during the early stages of an economic recovery, such as industrials, financials, energy and consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On June 3, 2020, the Board of Trustees approved a proposal to merge Strategic Advisers® Core Fund, Strategic Advisers® Growth Fund and Strategic Advisers® Value Fund into a new fund, Strategic Advisers® Large Cap Fund, subject to shareholder approval. A special meeting of the shareholders of each acquired fund (SA Core, Growth and Value) is expected to be held in the fourth quarter of 2020. This reorganization would occur on a tax-free basis, and if approved by shareholders of each acquired fund, is expected to take place on or about November 13, 2020. A combined proxy statement and prospectus containing more information with respect to the reorganization will be provided to shareholders of record of each acquired fund in advance of the meeting.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2020

(excluding cash equivalents)	% of fund's net assets
Fidelity SAI U.S. Large Cap Index Fund	6.1
Fidelity SAI U.S. Low Volatility Index Fund	5.7
JPMorgan Chase & Co.	2.5
Bank of America Corp.	2.4
Intel Corp.	2.2
Verizon Communications, Inc.	2.2
Pfizer, Inc.	2.0
Invesco Diversified Dividend Fund Class R6	1.7
AT&T, Inc.	1.6
Merck & Co., Inc.	1.6
28.0

Top Five Market Sectors as of May 31, 2020

(stocks only)	% of fund's net assets
Financials	21.0
Health Care	13.8
Information Technology	11.3
Industrials	9.5
Communication Services	6.0

Asset Allocation (% of fund's net assets)

As of May 31, 2020*
Common Stocks	84.3%
Large Blend Funds	11.8%
Large Value Funds	2.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Assets allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date indicated above.

Schedule of Investments May 31, 2020

Showing Percentage of Net Assets

Common Stocks - 84.3%
	Shares	Value
COMMUNICATION SERVICES - 6.0%
Diversified Telecommunication Services - 3.8%
AT&T, Inc.	4,629,400	$142,863,284
Verizon Communications, Inc.	3,295,323	189,085,634
		331,948,918
Entertainment - 0.2%
Electronic Arts, Inc. (a)	120,400	14,794,752
Interactive Media & Services - 0.2%
Alphabet, Inc. Class A (a)	7,196	10,315,610
Twitter, Inc. (a)	247,000	7,649,590
		17,965,200
Media - 1.8%
Charter Communications, Inc. Class A (a)	22,570	12,278,080
Comcast Corp. Class A	2,433,477	96,365,689
Discovery Communications, Inc.:
Class A (a)(b)	63,100	1,372,425
Class C (non-vtg.) (a)	254,978	4,995,019
DISH Network Corp. Class A (a)	256,410	8,115,377
Entercom Communications Corp. Class A	625,195	1,044,076
Fox Corp. Class A	124,600	3,634,582
Interpublic Group of Companies, Inc.	133,770	2,288,805
Nexstar Broadcasting Group, Inc. Class A	91,251	7,602,121
Omnicom Group, Inc.	89,719	4,915,704
Tegna, Inc.	471,200	5,522,464
ViacomCBS, Inc. Class B	458,687	9,513,168
		157,647,510

TOTAL COMMUNICATION SERVICES		522,356,380

CONSUMER DISCRETIONARY - 6.0%
Auto Components - 0.6%
Aptiv PLC	105,229	7,929,005
BorgWarner, Inc.	391,316	12,580,809
Cooper Tire & Rubber Co.	265,127	6,821,718
Gentex Corp.	98,267	2,598,179
Lear Corp.	176,456	18,713,159
Magna International, Inc. Class A	18,395	775,901
The Goodyear Tire & Rubber Co.	685,300	5,215,133
		54,633,904
Automobiles - 0.7%
Ford Motor Co.	2,037,000	11,631,270
General Motors Co.	1,186,424	30,704,653
Harley-Davidson, Inc. (b)	401,872	8,575,948
Thor Industries, Inc.	124,030	10,691,386
		61,603,257
Distributors - 0.1%
Genuine Parts Co.	59,853	4,992,339
LKQ Corp. (a)	126,300	3,468,198
		8,460,537
Hotels, Restaurants & Leisure - 0.3%
Brinker International, Inc.	342,271	9,018,841
Hyatt Hotels Corp. Class A	14,179	781,121
Royal Caribbean Cruises Ltd. (b)	94,500	4,901,715
Wyndham Destinations, Inc.	228,000	7,250,400
Wyndham Hotels & Resorts, Inc.	41,208	1,892,683
		23,844,760
Household Durables - 1.1%
D.R. Horton, Inc.	151,979	8,404,439
Lennar Corp.:
Class A	361,103	21,832,287
Class B	6,200	278,256
Mohawk Industries, Inc. (a)	79,003	7,363,080
Newell Brands, Inc.	358,406	4,713,039
PulteGroup, Inc.	615,307	20,901,979
Sony Corp. sponsored ADR (b)	179,000	11,592,040
Whirlpool Corp.	174,522	21,260,270
		96,345,390
Internet & Direct Marketing Retail - 0.6%
eBay, Inc.	841,000	38,299,140
The Booking Holdings, Inc. (a)	5,618	9,210,262
		47,509,402
Multiline Retail - 0.6%
Big Lots, Inc.	160,800	6,231,000
Dillard's, Inc. Class A (b)	109,300	3,280,093
Kohl's Corp.	524,755	10,085,791
Macy's, Inc. (b)	348,100	2,213,916
Nordstrom, Inc. (b)	232,156	3,744,676
Target Corp.	230,200	28,160,366
		53,715,842
Specialty Retail - 1.7%
Advance Auto Parts, Inc.	27,500	3,831,300
American Eagle Outfitters, Inc.	464,400	4,253,904
AutoZone, Inc. (a)	32,895	37,758,855
Best Buy Co., Inc.	502,105	39,209,379
CarMax, Inc. (a)	67,311	5,926,734
Dick's Sporting Goods, Inc.	233,200	8,409,192
Foot Locker, Inc.	71,661	1,985,010
Lowe's Companies, Inc.	40,818	5,320,626
Murphy U.S.A., Inc. (a)	52,406	6,084,337
Office Depot, Inc.	579,800	1,432,106
Penske Automotive Group, Inc.	177,500	6,347,400
Sleep Number Corp. (a)	162,100	5,052,657
The Home Depot, Inc.	33,557	8,338,243
TJX Companies, Inc.	99,969	5,274,364
Williams-Sonoma, Inc.	71,848	5,978,472
		145,202,579
Textiles, Apparel & Luxury Goods - 0.3%
Carter's, Inc.	111,600	9,587,556
Columbia Sportswear Co.	102,847	7,514,002
Ralph Lauren Corp.	98,129	7,409,721
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	55,200	1,728,864
Tapestry, Inc.	137,087	1,864,383
		28,104,526

TOTAL CONSUMER DISCRETIONARY		519,420,197

CONSUMER STAPLES - 4.6%
Beverages - 0.4%
Coca-Cola European Partners PLC	73,126	2,756,850
Keurig Dr. Pepper, Inc.	180,734	5,046,093
Molson Coors Beverage Co. Class B	443,782	16,845,965
The Coca-Cola Co.	226,000	10,549,680
		35,198,588
Food & Staples Retailing - 1.3%
Kroger Co.	1,361,702	44,418,719
Sysco Corp.	139,475	7,693,441
Walgreens Boots Alliance, Inc.	1,446,467	62,111,293
		114,223,453
Food Products - 2.0%
Archer Daniels Midland Co.	229,500	9,021,645
Conagra Brands, Inc.	719,100	25,017,489
Ingredion, Inc.	201,900	17,006,037
Kellogg Co.	140,559	9,179,908
Pilgrim's Pride Corp. (a)	270,400	5,589,168
Post Holdings, Inc. (a)	101,652	8,849,823
The J.M. Smucker Co.	286,945	32,691,644
The Kraft Heinz Co.	1,029,600	31,371,912
Tyson Foods, Inc. Class A	519,012	31,888,097
		170,615,723
Household Products - 0.4%
Energizer Holdings, Inc. (b)	199,467	8,752,612
Kimberly-Clark Corp.	45,303	6,407,656
Procter & Gamble Co.	140,058	16,235,523
		31,395,791
Personal Products - 0.0%
Coty, Inc. Class A	617,960	2,243,195
Tobacco - 0.5%
Philip Morris International, Inc.	641,349	47,049,363

TOTAL CONSUMER STAPLES		400,726,113

ENERGY - 4.3%
Oil, Gas & Consumable Fuels - 4.3%
Cabot Oil & Gas Corp.	967,479	19,194,783
Chevron Corp.	970,346	88,980,728
Concho Resources, Inc.	71,600	3,903,632
ConocoPhillips Co.	1,253,168	52,858,626
Diamondback Energy, Inc.	80,461	3,426,029
EQT Corp.	369,163	4,924,634
Equitrans Midstream Corp. (b)	621,671	5,029,318
Gulfport Energy Corp. (a)	1,106,553	1,670,895
Kinder Morgan, Inc.	1,456,406	23,011,215
Marathon Petroleum Corp.	726,489	25,528,823
PBF Energy, Inc. Class A	522,862	5,552,794
Phillips 66 Co.	789,048	61,750,896
Pioneer Natural Resources Co.	106,000	9,709,600
Royal Dutch Shell PLC Class A sponsored ADR (b)	85,724	2,738,882
The Williams Companies, Inc.	547,161	11,178,499
Total SA sponsored ADR	79,439	2,985,318
Valero Energy Corp.	725,670	48,358,649
		370,803,321
FINANCIALS - 21.0%
Banks - 9.8%
Bank of America Corp.	8,757,069	211,220,504
BOK Financial Corp.	69,000	3,514,860
CIT Group, Inc.	251,200	4,556,768
Citigroup, Inc.	2,294,173	109,913,828
Citizens Financial Group, Inc.	1,075,564	25,921,092
Commerce Bancshares, Inc.	150,161	9,569,761
Cullen/Frost Bankers, Inc.	83,768	6,363,855
East West Bancorp, Inc.	187,500	6,553,125
Fifth Third Bancorp	1,168,258	22,652,523
First Republic Bank	44,589	4,823,192
Huntington Bancshares, Inc.	878,237	7,807,527
JPMorgan Chase & Co.	2,267,594	220,659,572
KeyCorp	1,651,496	19,570,228
M&T Bank Corp.	164,300	17,359,938
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	990,000	4,128,300
PNC Financial Services Group, Inc.	477,423	54,445,319
Regions Financial Corp.	2,571,460	29,083,213
Signature Bank	21,465	2,208,963
SVB Financial Group (a)	21,300	4,574,175
Truist Financial Corp.	801,355	29,473,837
U.S. Bancorp	899,631	31,990,878
Wells Fargo & Co.	889,020	23,532,359
Zions Bancorp NA	70,161	2,308,648
		852,232,465
Capital Markets - 3.9%
Ameriprise Financial, Inc.	422,573	59,189,800
Bank of New York Mellon Corp.	379,625	14,110,661
BlackRock, Inc. Class A	63,977	33,820,801
Charles Schwab Corp.	867,520	31,152,643
Eaton Vance Corp. (non-vtg.)	45,900	1,654,695
Goldman Sachs Group, Inc.	240,734	47,301,824
Invesco Ltd.	251,820	2,007,005
LPL Financial	33,335	2,379,786
Morgan Stanley	1,546,056	68,335,675
Northern Trust Corp.	173,848	13,735,730
Raymond James Financial, Inc.	57,222	3,964,340
SEI Investments Co.	59,652	3,234,331
State Street Corp.	536,900	32,729,424
T. Rowe Price Group, Inc.	206,875	25,011,188
		338,627,903
Consumer Finance - 1.4%
American Express Co.	447,325	42,527,188
Capital One Financial Corp.	841,856	57,279,882
Credit Acceptance Corp. (a)(b)	7,787	2,879,788
Discover Financial Services	340,900	16,196,159
Navient Corp.	619,200	4,606,848
		123,489,865
Diversified Financial Services - 0.7%
AXA Equitable Holdings, Inc.	191,800	3,665,298
Berkshire Hathaway, Inc. Class B (a)	257,510	47,788,706
Jefferies Financial Group, Inc.	123,918	1,815,399
Voya Financial, Inc.	61,007	2,748,365
		56,017,768
Insurance - 5.0%
AFLAC, Inc.	689,732	25,154,526
Alleghany Corp.	13,855	7,109,001
Allstate Corp.	487,215	47,654,499
American Financial Group, Inc.	97,800	5,891,472
American International Group, Inc.	488,609	14,687,587
Arch Capital Group Ltd. (a)	166,800	4,707,096
Assurant, Inc.	24,700	2,533,726
Assured Guaranty Ltd.	196,950	5,106,914
Axis Capital Holdings Ltd.	161,900	6,077,726
Chubb Ltd.	421,864	51,442,096
CNA Financial Corp.	37,800	1,142,694
Everest Re Group Ltd.	106,295	21,089,991
Fairfax Financial Holdings Ltd.	17,863	4,970,558
First American Financial Corp.	40,500	2,044,845
FNF Group	113,337	3,615,450
Globe Life, Inc.	97,482	7,508,064
Hanover Insurance Group, Inc.	14,200	1,424,970
Hartford Financial Services Group, Inc.	455,977	17,459,359
Lincoln National Corp.	531,900	20,174,967
Loews Corp.	677,640	22,524,754
Markel Corp. (a)	5,762	5,170,934
Marsh & McLennan Companies, Inc.	122,411	12,965,773
MetLife, Inc.	897,616	32,323,152
Old Republic International Corp.	89,000	1,387,510
Progressive Corp.	369,961	28,738,570
Prudential Financial, Inc.	420,508	25,634,168
Reinsurance Group of America, Inc.	44,273	4,017,775
RenaissanceRe Holdings Ltd.	16,000	2,685,760
The Travelers Companies, Inc.	380,861	40,744,510
Unum Group	383,000	5,802,450
W.R. Berkley Corp.	63,415	3,674,899
		435,465,796
Mortgage Real Estate Investment Trusts - 0.1%
Annaly Capital Management, Inc.	1,012,900	6,239,464
Thrifts & Mortgage Finance - 0.1%
New York Community Bancorp, Inc.	192,398	1,933,600
Radian Group, Inc.	448,300	7,119,004
		9,052,604

TOTAL FINANCIALS		1,821,125,865

HEALTH CARE - 13.8%
Biotechnology - 3.3%
AbbVie, Inc.	407,348	37,748,939
Alexion Pharmaceuticals, Inc. (a)	293,400	35,178,660
Amgen, Inc.	465,456	106,915,243
Biogen, Inc. (a)	147,600	45,326,484
Gilead Sciences, Inc.	824,868	64,199,476
		289,368,802
Health Care Equipment & Supplies - 0.7%
Alcon, Inc. (a)(b)	164,000	10,420,560
Danaher Corp.	107,000	17,827,270
Medtronic PLC	314,406	30,994,143
Zimmer Biomet Holdings, Inc.	26,923	3,401,452
		62,643,425
Health Care Providers & Services - 3.9%
AmerisourceBergen Corp.	246,997	23,548,694
Anthem, Inc.	153,237	45,068,534
Cardinal Health, Inc.	381,300	20,853,297
Cigna Corp.	227,086	44,808,610
CVS Health Corp.	529,000	34,686,530
DaVita HealthCare Partners, Inc. (a)	57,300	4,639,008
HCA Holdings, Inc.	405,504	43,348,378
Henry Schein, Inc. (a)	60,364	3,665,302
Laboratory Corp. of America Holdings (a)	39,976	7,008,592
McKesson Corp.	275,339	43,688,039
Molina Healthcare, Inc. (a)	23,500	4,366,770
Quest Diagnostics, Inc.	199,467	23,592,957
UnitedHealth Group, Inc.	73,433	22,386,050
Universal Health Services, Inc. Class B	159,200	16,787,640
		338,448,401
Life Sciences Tools & Services - 0.1%
Avantor, Inc.	177,418	3,365,619
Bio-Rad Laboratories, Inc. Class A (a)	9,700	4,765,804
		8,131,423
Pharmaceuticals - 5.8%
Bristol-Myers Squibb Co.	839,072	50,109,380
Elanco Animal Health, Inc. (a)	344,000	7,365,040
GlaxoSmithKline PLC sponsored ADR	143,111	5,999,213
Jazz Pharmaceuticals PLC (a)	123,900	14,783,748
Johnson & Johnson	593,521	88,286,249
Merck & Co., Inc.	1,717,493	138,636,035
Novartis AG sponsored ADR	204,933	17,917,292
Perrigo Co. PLC	56,000	3,067,120
Pfizer, Inc.	4,534,473	173,171,524
		499,335,601

TOTAL HEALTH CARE		1,197,927,652

INDUSTRIALS - 9.5%
Aerospace & Defense - 2.0%
Curtiss-Wright Corp.	16,900	1,695,070
General Dynamics Corp.	211,454	31,047,791
Huntington Ingalls Industries, Inc.	108,330	21,654,084
Lockheed Martin Corp.	116,066	45,084,677
Moog, Inc. Class A	100,300	5,445,287
Northrop Grumman Corp.	85,703	28,727,646
Raytheon Technologies Corp.	304,703	19,659,438
Spirit AeroSystems Holdings, Inc. Class A	166,500	3,608,055
Textron, Inc.	408,600	12,654,342
Vectrus, Inc. (a)	37,733	2,072,296
		171,648,686
Air Freight & Logistics - 0.6%
FedEx Corp.	59,700	7,794,432
United Parcel Service, Inc. Class B	288,855	28,801,732
XPO Logistics, Inc. (a)	200,000	15,762,000
		52,358,164
Airlines - 0.3%
Delta Air Lines, Inc.	430,000	10,840,300
Southwest Airlines Co.	172,372	5,533,141
United Airlines Holdings, Inc. (a)(b)	319,300	8,953,172
		25,326,613
Building Products - 0.5%
Allegion PLC	96,000	9,571,200
Carrier Global Corp. (a)	117,001	2,395,010
Fortune Brands Home & Security, Inc.	56,560	3,447,898
Johnson Controls International PLC	540,900	16,989,669
Masco Corp.	117,136	5,464,394
Owens Corning	160,989	8,451,923
		46,320,094
Commercial Services & Supplies - 0.0%
Deluxe Corp.	166,100	3,875,113
Construction & Engineering - 0.0%
Quanta Services, Inc.	58,702	2,167,865
Electrical Equipment - 0.7%
AMETEK, Inc.	29,635	2,717,826
Eaton Corp. PLC	402,067	34,135,488
Emerson Electric Co.	243,400	14,852,268
Hubbell, Inc. Class B	22,392	2,741,229
Sensata Technologies, Inc. PLC (a)	65,493	2,334,825
		56,781,636
Industrial Conglomerates - 1.0%
3M Co.	209,242	32,733,818
Carlisle Companies, Inc.	66,366	7,954,629
Honeywell International, Inc.	331,023	48,279,705
		88,968,152
Machinery - 3.3%
AGCO Corp.	245,838	13,577,633
Allison Transmission Holdings, Inc.	270,991	10,221,781
Caterpillar, Inc.	401,902	48,280,487
Cummins, Inc.	323,086	54,795,386
Deere & Co.	169,260	25,747,831
Dover Corp.	234,063	22,762,627
Illinois Tool Works, Inc.	42,116	7,263,325
ITT, Inc.	104,473	6,028,092
Lincoln Electric Holdings, Inc.	22,000	1,807,740
Middleby Corp. (a)	67,787	4,616,295
Oshkosh Corp.	389,223	27,953,996
Otis Worldwide Corp.	111,026	5,845,519
PACCAR, Inc.	142,549	10,528,669
Parker Hannifin Corp.	107,970	19,431,361
Pentair PLC	66,719	2,611,382
Snap-On, Inc.	22,594	2,930,216
Timken Co.	197,300	8,393,142
Trinity Industries, Inc. (b)	447,800	8,942,566
Xylem, Inc.	129,000	8,557,860
		290,295,908
Professional Services - 0.1%
Manpower, Inc.	24,300	1,680,102
Robert Half International, Inc.	75,155	3,813,365
		5,493,467
Road & Rail - 0.7%
AMERCO	8,039	2,592,578
CSX Corp.	320,500	22,941,390
Kansas City Southern	38,091	5,733,457
Knight-Swift Transportation Holdings, Inc. Class A	70,320	2,926,015
Norfolk Southern Corp.	93,141	16,606,109
Union Pacific Corp.	36,689	6,231,994
		57,031,543
Trading Companies & Distributors - 0.3%
HD Supply Holdings, Inc. (a)	275,700	8,742,447
United Rentals, Inc. (a)	58,192	8,082,287
W.W. Grainger, Inc.	22,179	6,867,062
		23,691,796

TOTAL INDUSTRIALS		823,959,037

INFORMATION TECHNOLOGY - 11.3%
Communications Equipment - 1.6%
Cisco Systems, Inc.	2,671,605	127,756,151
CommScope Holding Co., Inc. (a)	571,506	5,892,227
Juniper Networks, Inc.	136,219	3,304,673
		136,953,051
Electronic Equipment & Components - 0.4%
Arrow Electronics, Inc. (a)	215,478	14,885,220
Corning, Inc.	276,100	6,292,319
Jabil, Inc.	58,700	1,756,304
Vishay Intertechnology, Inc.	507,400	8,250,324
		31,184,167
IT Services - 1.3%
Cognizant Technology Solutions Corp. Class A	215,300	11,410,900
CSG Systems International, Inc.	185,800	8,797,630
DXC Technology Co.	162,100	2,303,441
IBM Corp.	539,260	67,353,574
PayPal Holdings, Inc. (a)	98,419	15,255,929
The Western Union Co.	163,446	3,272,189
		108,393,663
Semiconductors & Semiconductor Equipment - 5.3%
Analog Devices, Inc.	94,749	10,701,900
Applied Materials, Inc.	823,602	46,269,960
Broadcom, Inc.	164,000	47,768,280
Cirrus Logic, Inc. (a)	85,700	6,211,536
Intel Corp.	3,074,911	193,504,149
KLA-Tencor Corp.	39,655	6,977,694
Lam Research Corp.	140,141	38,352,387
Microchip Technology, Inc. (b)	133,000	12,770,660
Micron Technology, Inc. (a)	643,119	30,811,831
NXP Semiconductors NV	77,757	7,472,448
ON Semiconductor Corp. (a)	215,547	3,554,370
Qorvo, Inc. (a)	94,024	9,848,074
Qualcomm, Inc.	147,097	11,897,205
Skyworks Solutions, Inc.	175,400	20,791,916
Texas Instruments, Inc.	101,065	12,000,458
		458,932,868
Software - 1.8%
Adobe, Inc. (a)	54,500	21,069,700
ANSYS, Inc. (a)	57,000	16,131,000
CDK Global, Inc.	48,311	1,899,105
Microsoft Corp.	198,590	36,391,618
Oracle Corp.	1,446,449	77,775,563
SS&C Technologies Holdings, Inc.	66,942	3,875,607
		157,142,593
Technology Hardware, Storage & Peripherals - 0.9%
Hewlett Packard Enterprise Co.	1,762,380	17,112,710
HP, Inc.	1,909,200	28,905,288
NCR Corp. (a)	236,200	4,263,410
NetApp, Inc.	88,000	3,919,520
Seagate Technology LLC	343,000	18,192,720
Western Digital Corp.	104,634	4,642,611
Xerox Holdings Corp.	282,500	4,486,100
		81,522,359

TOTAL INFORMATION TECHNOLOGY		974,128,701

MATERIALS - 3.7%
Chemicals - 2.0%
AdvanSix, Inc. (a)	59,849	708,612
Albemarle Corp. U.S.	43,700	3,343,924
Cabot Corp.	215,400	7,694,088
Celanese Corp. Class A	278,605	25,049,376
Corteva, Inc.	583,165	15,926,236
DuPont de Nemours, Inc.	171,726	8,711,660
Eastman Chemical Co.	399,867	27,222,945
FMC Corp.	82,922	8,160,354
Huntsman Corp.	826,700	15,004,605
LyondellBasell Industries NV Class A	539,031	34,368,617
PPG Industries, Inc.	120,613	12,262,724
RPM International, Inc.	136,000	10,170,080
The Chemours Co. LLC	279,700	3,666,867
		172,290,088
Construction Materials - 0.3%
CRH PLC sponsored ADR	159,505	5,129,681
Martin Marietta Materials, Inc.	102,764	19,739,937
		24,869,618
Containers & Packaging - 0.8%
Avery Dennison Corp.	30,256	3,348,432
Ball Corp.	109,418	7,797,127
Crown Holdings, Inc. (a)	55,800	3,650,994
Graphic Packaging Holding Co.	532,730	7,708,603
International Paper Co.	396,735	13,508,827
Packaging Corp. of America	131,413	13,326,592
Sealed Air Corp.	61,900	1,986,990
Sonoco Products Co.	32,556	1,686,726
WestRock Co.	604,402	16,959,520
		69,973,811
Metals & Mining - 0.5%
Barrick Gold Corp.	643,422	15,442,128
Freeport-McMoRan, Inc.	577,700	5,239,739
Newmont Corp.	73,907	4,321,342
Nucor Corp.	124,803	5,274,175
Reliance Steel & Aluminum Co.	86,764	8,416,108
Steel Dynamics, Inc.	88,800	2,358,528
Yamana Gold, Inc.	868,534	4,699,552
		45,751,572
Paper & Forest Products - 0.1%
Domtar Corp.	211,100	4,306,440
Schweitzer-Mauduit International, Inc.	165,200	5,020,428
		9,326,868

TOTAL MATERIALS		322,211,957

REAL ESTATE - 1.7%
Equity Real Estate Investment Trusts (REITs) - 1.5%
American Homes 4 Rent Class A	262,545	6,626,636
Boston Properties, Inc.	30,780	2,646,464
Brandywine Realty Trust (SBI)	614,800	5,932,820
Brixmor Property Group, Inc.	434,789	4,852,245
EastGroup Properties, Inc.	33,566	3,902,048
Equity Lifestyle Properties, Inc.	100,000	6,230,000
Federal Realty Investment Trust (SBI)	64,878	5,184,401
Hospitality Properties Trust (SBI)	461,800	3,117,150
Kimco Realty Corp.	318,986	3,543,934
Lexington Corporate Properties Trust	666,800	6,481,296
Mid-America Apartment Communities, Inc.	77,919	9,066,655
Omega Healthcare Investors, Inc.	356,200	11,092,068
Outfront Media, Inc.	244,260	3,429,410
Paramount Group, Inc.	715,000	5,512,650
Park Hotels & Resorts, Inc.	332,200	3,265,526
Piedmont Office Realty Trust, Inc. Class A	655,900	10,940,412
Public Storage	53,978	10,943,500
Rayonier, Inc.	292,715	6,951,981
Sun Communities, Inc.	47,000	6,447,930
VEREIT, Inc.	2,035,200	11,152,896
Weyerhaeuser Co.	244,921	4,944,955
		132,264,977
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (a)	324,057	14,252,027

TOTAL REAL ESTATE		146,517,004

UTILITIES - 2.4%
Electric Utilities - 1.8%
American Electric Power Co., Inc.	435,524	37,128,421
Duke Energy Corp.	81,863	7,009,929
Edison International	228,857	13,298,880
Entergy Corp.	56,844	5,787,856
Evergy, Inc.	93,800	5,786,522
Exelon Corp.	657,000	25,169,670
FirstEnergy Corp.	176,700	7,467,342
NextEra Energy, Inc.	64,612	16,512,243
NRG Energy, Inc.	385,500	13,897,275
OGE Energy Corp.	79,636	2,494,200
Pinnacle West Capital Corp.	68,575	5,341,993
Xcel Energy, Inc.	233,601	15,191,073
		155,085,404
Independent Power and Renewable Electricity Producers - 0.3%
The AES Corp.	256,269	3,200,800
Vistra Energy Corp.	1,014,305	20,732,394
		23,933,194
Multi-Utilities - 0.3%
CenterPoint Energy, Inc.	100,952	1,794,927
Public Service Enterprise Group, Inc.	560,128	28,588,933
		30,383,860

TOTAL UTILITIES		209,402,458

TOTAL COMMON STOCKS
(Cost $5,984,670,882)		7,308,578,685

Equity Funds - 14.1%
Large Blend Funds - 11.8%
Fidelity SAI U.S. Large Cap Index Fund (c)	32,407,040	531,799,524
Fidelity SAI U.S. Low Volatility Index Fund (c)	33,865,138	489,689,898

TOTAL LARGE BLEND FUNDS		1,021,489,422

Large Value Funds - 2.3%
Fidelity SAI U.S. Value Index Fund (c)	5,950,647	51,830,133
Invesco Diversified Dividend Fund Class R6	8,586,887	149,755,308

TOTAL LARGE VALUE FUNDS		201,585,441

TOTAL EQUITY FUNDS
(Cost $1,044,429,159)		1,223,074,863

Money Market Funds - 1.9%
Fidelity Securities Lending Cash Central Fund 0.10% (d)(e)	52,520,993	52,526,246
State Street Institutional U.S. Government Money Market Fund Premier Class .12% (f)	109,266,433	109,266,433
TOTAL MONEY MARKET FUNDS
(Cost $161,792,679)		161,792,679
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $7,190,892,720)		8,693,446,227
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(27,283,724)
NET ASSETS - 100%		$8,666,162,503

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated Fund

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

 (f) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$796,564
Total	$796,564

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity SAI U.S. Large Cap Index Fund	$169,787,209	$2,387,190,365	$2,014,017,732	$2,175,464	$(53,613,653)	$42,453,335	$531,799,524
Fidelity SAI U.S. Low Volatility Index Fund	362,888,020	223,673,377	145,363,078	16,681,544	314,467	48,177,112	489,689,898
Fidelity SAI U.S. Value Index Fund	35,586,584	50,000,000	36,402,643	--	(2,048,135)	4,694,327	51,830,133
Total	$568,261,813	$2,660,863,742	$2,195,783,453	$18,857,008	$(55,347,321)	$95,324,774	$1,073,319,555

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$522,356,380	$522,356,380	$--	$--
Consumer Discretionary	519,420,197	519,420,197	--	--
Consumer Staples	400,726,113	400,726,113	--	--
Energy	370,803,321	370,803,321	--	--
Financials	1,821,125,865	1,821,125,865	--	--
Health Care	1,197,927,652	1,197,927,652	--	--
Industrials	823,959,037	823,959,037	--	--
Information Technology	974,128,701	974,128,701	--	--
Materials	322,211,957	322,211,957	--	--
Real Estate	146,517,004	146,517,004	--	--
Utilities	209,402,458	209,402,458	--	--
Equity Funds	1,223,074,863	1,223,074,863	--	--
Money Market Funds	161,792,679	161,792,679	--	--
Total Investments in Securities:	$8,693,446,227	$8,693,446,227	$--	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2020
Assets
Investment in securities, at value (including securities loaned of $49,664,004) — See accompanying schedule: Unaffiliated issuers (cost $6,188,365,693)	$7,567,600,426
Fidelity Central Funds (cost $52,526,246)	52,526,246
Other affiliated issuers (cost $950,000,781)	1,073,319,555
Total Investment in Securities (cost $7,190,892,720)		$8,693,446,227
Cash		44
Receivable for investments sold		7,413,389
Receivable for fund shares sold		2,736,120
Dividends receivable		21,345,538
Interest receivable		14,549
Distributions receivable from Fidelity Central Funds		19,526
Prepaid expenses		32,777
Other receivables		146,873
Total assets		8,725,155,043
Liabilities
Payable for investments purchased	$1,333,785
Payable for fund shares redeemed	3,596,909
Accrued management fee	1,308,763
Other payables and accrued expenses	224,188
Collateral on securities loaned	52,528,895
Total liabilities		58,992,540
Net Assets		$8,666,162,503
Net Assets consist of:
Paid in capital		$6,871,965,970
Total accumulated earnings (loss)		1,794,196,533
Net Assets		$8,666,162,503
Net Asset Value, offering price and redemption price per share ($8,666,162,503 ÷ 532,532,088 shares)		$16.27

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2020
Investment Income
Dividends:
Unaffiliated issuers		$236,031,766
Affiliated issuers		9,188,640
Interest		1,627,206
Income from Fidelity Central Funds (including $796,564 from security lending)		796,564
Total income		247,644,176
Expenses
Management fee	$40,803,189
Accounting fees	106,648
Custodian fees and expenses	87,602
Independent trustees' fees and expenses	106,120
Registration fees	77,522
Audit	77,210
Legal	36,549
Miscellaneous	84,050
Total expenses before reductions	41,378,890
Expense reductions	(23,135,670)
Total expenses after reductions		18,243,220
Net investment income (loss)		229,400,956
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	511,887,318
Fidelity Central Funds	2,332
Other affiliated issuers	(55,347,321)
Foreign currency transactions	840
Capital gain distributions from underlying funds:
Unaffiliated issuers	13,976,292
Affiliated issuers	9,668,368
Total net realized gain (loss)		480,187,829
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(738,591,037)
Affiliated issuers	95,324,774
Total change in net unrealized appreciation (depreciation)		(643,266,263)
Net gain (loss)		(163,078,434)
Net increase (decrease) in net assets resulting from operations		$66,322,522

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2020	Year ended May 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$229,400,956	$252,223,912
Net realized gain (loss)	480,187,829	918,081,275
Change in net unrealized appreciation (depreciation)	(643,266,263)	(1,390,415,836)
Net increase (decrease) in net assets resulting from operations	66,322,522	(220,110,649)
Distributions to shareholders	(902,361,371)	(881,905,021)
Share transactions
Proceeds from sales of shares	1,961,466,140	1,225,576,742
Reinvestment of distributions	884,710,851	878,317,765
Cost of shares redeemed	(2,758,964,426)	(2,832,648,067)
Net increase (decrease) in net assets resulting from share transactions	87,212,565	(728,753,560)
Total increase (decrease) in net assets	(748,826,284)	(1,830,769,230)
Net Assets
Beginning of period	9,414,988,787	11,245,758,017
End of period	$8,666,162,503	$9,414,988,787
Other Information
Shares
Sold	120,359,142	63,933,831
Issued in reinvestment of distributions	47,041,136	48,812,720
Redeemed	(155,156,790)	(147,882,523)
Net increase (decrease)	12,243,488	(35,135,972)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Value Fund

Years ended May 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.10	$20.25	$19.26	$17.66	$19.26
Income from Investment Operations
Net investment income (loss)A	.44	.45	.38	.37	.34
Net realized and unrealized gain (loss)	(.47)	(1.01)	2.11	2.29	(.73)
Total from investment operations	(.03)	(.56)	2.49	2.66	(.39)
Distributions from net investment income	(.48)	(.42)	(.36)	(.34)	(.31)
Distributions from net realized gain	(1.33)	(1.18)	(1.14)	(.72)	(.90)
Total distributions	(1.80)B	(1.59)C	(1.50)	(1.06)	(1.21)
Net asset value, end of period	$16.27	$18.10	$20.25	$19.26	$17.66
Total ReturnD	(1.32)%	(2.53)%	13.38%	15.56%	(1.97)%
Ratios to Average Net AssetsE,F,G
Expenses before reductions	.45%	.47%	.60%	.60%	.58%
Expenses net of fee waivers, if any	.20%	.22%	.35%	.35%	.33%
Expenses net of all reductions	.20%	.22%	.35%	.35%	.33%
Net investment income (loss)	2.48%	2.34%	1.88%	1.99%	1.94%
Supplemental Data
Net assets, end of period (000 omitted)	$8,666,163	$9,414,989	$11,245,758	$10,753,496	$11,060,619
Portfolio turnover rateG	63%	38%	23%	32%	39%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.80 per share is comprised of distributions from net investment income of $.476 and distributions from net realized gain of $1.326 per share.

 C Total distributions of $1.59 per share is comprised of distributions from net investment income of $.415 and distributions from net realized gain of $1.179 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amounts do not include the activity of Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2020

1. Organization.

Strategic Advisers Value Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $146,873 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,993,220,500
Gross unrealized depreciation	(600,813,859)
Net unrealized appreciation (depreciation)	$1,392,406,641
Tax Cost	$7,301,039,586

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$94,936,061
Undistributed long-term capital gain	$307,000,705
Net unrealized appreciation (depreciation) on securities and other investments	$1,392,406,641

The tax character of distributions paid was as follows:

	May 31, 2020	May 31, 2019
Ordinary Income	$233,781,153	$ 229,552,987
Long-term Capital Gains	668,580,218	652,352,034
Total	$902,361,371	$ 881,905,021

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Value Fund	5,727,507,684	6,292,975,846

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .70% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .44% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, J.P. Morgan Investment Management, Inc., LSV Asset Management and Boston Partners Global Investors, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser) and Geode Capital Management, LLC have been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Effective July 1, 2019 accounting fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. For the period, the fees were equivalent to less than .005%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Value Fund	$3,545

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Strategic Advisers Value Fund	$23,580

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2022. During the period, this waiver reduced the Fund's management fee by $23,135,411.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $259.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 12% of the total outstanding shares of Fidelity SAI U.S. Low Volatility Index Fund.

10. Proposed Reorganization.

The Board of Trustees of Fidelity Rutland Square Trust II has approved an Agreement and Plan of Reorganization (the Agreement) between each of Strategic Advisers Core Fund, Strategic Advisers Growth Fund and Strategic Advisers Value Fund (each an "Acquired Fund" and, together, the "Acquired Funds") and Strategic Advisers Large Cap Fund, a new series of Fidelity Rutland Square Trust II. The Agreement provides for the transfer of all the assets and the assumption of all the liabilities of each Acquired Fund in exchange for shares of Strategic Advisers Large Cap Fund equal in value to the net assets of each respective Acquired Fund on the day the reorganization is effective.

A meeting of the shareholders of each Acquired Fund is expected to be held during the fourth quarter of 2020 to vote on the reorganization. If approved by shareholders, the reorganization is expected to become effective on or about November 13, 2020. The reorganization is expected to qualify as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the funds or their shareholders.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Value Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 10, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other Fidelity® funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research, the Board of Trustees of the Museum of Fine Arts Boston and the Board of Overseers of the Massachusetts Eye and Ear Infirmary.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit), and member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-present) (technology company). Previously, Ms. Steiger served as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Christine Marcks (1955)

Year of Election or Appointment: 2019

Member of the Advisory Board

Ms. Marcks also serves as a Member of the Advisory Board of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2019 to May 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period-B December 1, 2019 to May 31, 2020
Actual	.19%	$1,000.00	$855.20	$.88
Hypothetical-C		$1,000.00	$1,024.05	$.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2020, $539,599,627, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 97% of the dividends distributed in July and December, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in July and December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SUF-ANN-0720
1.912897.111

Strategic Advisers® Fidelity® U.S. Total Stock Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

May 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2020	Past 1 year	Life of fundA
Strategic Advisers® Fidelity® U.S. Total Stock Fund	11.84%	5.01%

 A From March 20, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Fidelity® U.S. Total Stock Fund on March 20, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Total Stock Market Index℠ performed over the same period.

Period Ending Values
$11,136	Strategic Advisers® Fidelity® U.S. Total Stock Fund
$11,445	Dow Jones U.S. Total Stock Market Index℠

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 12.84% for the year ending May 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a sharp upturn. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks had entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases emerged outside China. The downtrend continued in March (-12.35%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response helped provide a partial offset to the economic disruption. This was evident in April, when the index achieved its highest monthly gain (+12.82%) since 1991, boosted by improving infection data, plans for reopening the economy and progress on potential treatments. The stark turnaround continued in May, driven by stocks that do well in an economic recovery, even as high unemployment persisted. By sector, energy shares (-29%) fell hard along with the price of crude oil. Financials (-8%) and industrials (-4%) also notably lagged. In contrast, information technology (+38%) led by a wide margin, followed by health care (+21%), communication services and consumer discretionary (each +16%).

Comments from Portfolio Manager Barry Golden:  For the fiscal year, the Fund gained 11.84%, outpacing the 11.31% advance of the benchmark Dow Jones U.S. Total Stock Market Index. This period, managers pursuing growth strategies, as well as those with an emphasis on quality characteristics, delivered the best results. Fidelity® Growth Company Fund (+39%), which follows an aggressive-growth approach, was overwhelmingly the top contributor versus the benchmark. The fund surpassed the benchmark by 28 percentage points, led by strong security selection within the information technology, health care and consumer discretionary sectors. Fidelity® SAI® U.S. Quality Index Fund (+20%) also notably contributed. In addition to its quality focus, this fund benefited from a tilt toward growth stocks. Sector-wise, positioning in financials, along with underweighted exposure to the poor-performing energy group, added the most value. On the downside, the Value Discovery (+0.2%) strategy from sub-adviser FIAM℠ was the biggest relative detractor. Its value-driven approach faced a stylistic headwind this period. Additionally, adverse positioning among technology and financials stocks worked against its performance. The Small-Mid Cap Core mandate (-1%), also managed by FIAM, swam against the tide of large-cap stocks substantially outperforming small- and mid-cap equities, and it likewise detracted. During the period, I added a position in Fidelity Magellan Fund (+5%), which follows a high-quality, large-cap growth strategy and further contributed versus the Fund's benchmark. Prior to the coronavirus crisis, I was reducing risk and positioning the portfolio to more closely track the index. After the March selloff, however, I marginally added to the Fund's value and small/mid-cap strategies, but did not substantially increase portfolio's overall level of risk.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2020

(excluding cash equivalents)	% of fund's net assets
Fidelity SAI U.S. Quality Index Fund	11.1
Fidelity Growth Company Fund	9.5
Fidelity Contrafund	7.0
Fidelity SAI U.S. Large Cap Index Fund	6.2
Fidelity Large Cap Value Enhanced Index Fund	5.9
Fidelity Magellan Fund	5.2
Fidelity SAI U.S. Value Index Fund	3.6
Fidelity Small Cap Index Fund	2.9
Fidelity SAI U.S. Momentum Index Fund	2.0
Fidelity SAI U.S. Low Volatility Index Fund	1.9
55.3

Asset Allocation (% of fund's net assets)

As of May 31, 2020
Common Stocks	42.8%
Preferred Stocks	0.1%
Large Blend Funds	8.1%
Large Growth Funds	34.8%
Large Value Funds	9.5%
Small Blend Funds	3.4%
Small Growth Funds	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2020

Showing Percentage of Net Assets

Common Stocks - 42.8%
	Shares	Value
COMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 0.2%
GCI Liberty, Inc. (a)	184,300	$12,751,717
Verizon Communications, Inc.	920,687	52,829,020
Vonage Holdings Corp. (a)	520,297	5,010,460
		70,591,197
Entertainment - 0.7%
Activision Blizzard, Inc.	725,800	52,243,084
DouYu International Holdings Ltd. ADR (b)	762,650	6,863,850
Electronic Arts, Inc. (a)	208,000	25,559,040
Lions Gate Entertainment Corp. Class B (a)	1,061,500	7,993,095
Netflix, Inc. (a)	77,700	32,613,021
Nihon Falcom Corp.	5,000	61,431
Spotify Technology SA (a)	21,200	3,835,716
Take-Two Interactive Software, Inc. (a)	34,698	4,724,827
The Walt Disney Co.	542,063	63,583,990
Vivendi SA	870,000	19,892,848
		217,370,902
Interactive Media & Services - 1.3%
Alphabet, Inc.:
Class A (a)	122,500	175,606,200
Class C (a)	46,400	66,301,888
ANGI Homeservices, Inc. Class A (a)(b)	98,900	1,073,065
Dip Corp.	1,000	23,599
Eventbrite, Inc. (a)	10,900	93,958
Facebook, Inc. Class A (a)	763,200	171,788,688
Match Group, Inc. (a)(b)	84,500	7,523,880
Wise Talent Information Technology Co. Ltd. (a)(b)	1,100,103	2,606,502
Yahoo! Japan Corp.	4,927,400	20,103,445
YY, Inc. ADR (a)	21,300	1,300,365
		446,421,590
Media - 1.3%
AMC Networks, Inc. Class A (a)	9,100	257,257
Cable One, Inc.	6,900	13,019,541
Comcast Corp. Class A	5,601,410	221,815,836
Corus Entertainment, Inc. Class B (non-vtg.)	95,400	223,802
Discovery Communications, Inc. Class A (a)(b)	823,900	17,919,825
DISH Network Corp. Class A (a)	74,700	2,364,255
F@N Communications, Inc.	26,900	118,730
Fox Corp. Class A	411,733	12,010,252
Hyundai HCN	486,513	1,757,077
Interpublic Group of Companies, Inc.	2,423,000	41,457,530
Liberty Broadband Corp. Class C (a)	180,200	24,618,924
Liberty Global PLC Class C (a)	326,700	6,739,821
Liberty Media Corp. Liberty Formula One Group Series C (a)	704,200	24,400,530
Nexstar Broadcasting Group, Inc. Class A	110,300	9,189,093
Nippon Television Network Corp.	70,700	815,530
Pico Far East Holdings Ltd.	1,000,000	129,283
The New York Times Co. Class A	399,500	15,672,385
ViacomCBS, Inc.:
Class A (b)	224,000	5,494,720
Class B	655,200	13,588,848
WOWOW INC.	87,000	2,065,186
WPP PLC	1,817,500	13,832,030
		427,490,455
Wireless Telecommunication Services - 0.1%
Okinawa Cellular Telephone Co.	33,400	1,285,271
T-Mobile U.S., Inc. (a)	394,100	39,425,764
		40,711,035

TOTAL COMMUNICATION SERVICES		1,202,585,179

CONSUMER DISCRETIONARY - 3.9%
Auto Components - 0.4%
Adient PLC (a)	139,900	2,379,699
Aptiv PLC	190,500	14,354,175
BorgWarner, Inc.	1,135,800	36,515,970
Cooper Tire & Rubber Co.	207,200	5,331,256
Cooper-Standard Holding, Inc. (a)	5,000	52,450
DaikyoNishikawa Corp.	50,000	281,886
DTR Automotive Corp.	11,829	235,687
Eagle Industry Co. Ltd.	71,400	501,842
G-Tekt Corp.	537,300	5,649,758
Gentex Corp.	55,700	1,472,708
Hi-Lex Corp.	100,300	1,233,231
Hyundai Mobis	97,500	15,667,735
IJT Technology Holdings Co. Ltd.	325,900	1,420,307
Lear Corp.	328,700	34,858,635
Linamar Corp.	168,000	4,665,955
Strattec Security Corp.	11,700	150,930
TPR Co. Ltd.	204,200	2,781,490
		127,553,714
Automobiles - 0.1%
Audi AG	6,017	6,946,338
General Motors Co.	763,800	19,767,144
Renault SA	34,000	762,571
Tesla, Inc. (a)	17,300	14,445,500
		41,921,553
Distributors - 0.0%
Arata Corp.	5,000	211,183
Harima-Kyowa Co. Ltd. (b)	24,100	342,801
LKQ Corp. (a)	194,200	5,332,732
Yagi & Co. Ltd.	60,045	881,369
		6,768,085
Diversified Consumer Services - 0.1%
Afya Ltd.	234,784	4,613,506
Heian Ceremony Service Co. Ltd.	150,800	1,171,778
MegaStudy Co. Ltd.	79,794	692,932
Multicampus Co. Ltd.	33,128	860,363
Service Corp. International	552,442	21,782,788
ServiceMaster Global Holdings, Inc. (a)	532,200	17,509,380
		46,630,747
Hotels, Restaurants & Leisure - 0.3%
Eldorado Resorts, Inc. (a)(b)	186,961	6,629,637
Las Vegas Sands Corp.	308,500	14,789,490
McDonald's Corp.	309,700	57,703,304
Starbucks Corp.	85,700	6,683,743
The Restaurant Group PLC	1,119,900	843,677
Vail Resorts, Inc.	28,500	5,652,405
Wendy's Co.	580,950	12,350,997
		104,653,253
Household Durables - 0.3%
Cuckoo Holdings Co. Ltd.	22,347	1,568,815
FJ Next Co. Ltd.	365,500	2,992,596
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	470,713	3,755,284
Iida Group Holdings Co. Ltd.	68,900	1,022,208
Lennar Corp. Class A	241,700	14,613,182
Mohawk Industries, Inc. (a)	330,400	30,793,280
Newell Brands, Inc.	449,400	5,909,610
Toll Brothers, Inc.	533,485	17,236,900
Whirlpool Corp.	286,700	34,925,794
		112,817,669
Internet & Direct Marketing Retail - 0.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	52,300	10,846,497
Amazon.com, Inc. (a)	82,500	201,495,525
Expedia, Inc.	177,700	14,123,596
Hyundai Home Shopping Network Corp.	4,861	264,324
Mercari, Inc. (a)	10,000	297,649
NS Shopping Co. Ltd.	21,105	163,578
Ocado Group PLC (a)	74,800	2,024,002
The Booking Holdings, Inc. (a)	31,170	51,100,721
		280,315,892
Leisure Products - 0.2%
Brunswick Corp.	331,492	18,235,375
Hasbro, Inc.	322,400	23,699,624
YETI Holdings, Inc. (a)(b)	282,900	9,081,090
		51,016,089
Multiline Retail - 0.2%
Big Lots, Inc.	1,000	38,750
Dollar General Corp.	138,000	26,428,380
Dollar Tree, Inc. (a)	247,900	24,261,973
Macy's, Inc. (b)	40,000	254,400
Ryohin Keikaku Co. Ltd.	1,000	15,165
		50,998,668
Specialty Retail - 1.1%
Arc Land Sakamoto Co. Ltd.	30,000	331,031
AT-Group Co. Ltd.	152,100	1,867,313
AutoNation, Inc. (a)	168,000	6,632,640
Bed Bath & Beyond, Inc. (b)	361,700	2,629,559
Best Buy Co., Inc.	371,000	28,971,390
Burlington Stores, Inc. (a)	196,945	41,293,458
Dick's Sporting Goods, Inc.	305,200	11,005,512
Dunelm Group PLC	259,200	3,412,394
Five Below, Inc. (a)	134,700	14,096,355
Foot Locker, Inc.	29,600	819,920
Gap, Inc.	5,000	44,500
GNC Holdings, Inc. Class A (a)(b)	717,400	541,207
Hibbett Sports, Inc. (a)(b)	82,800	1,599,696
Hour Glass Ltd.	1,871,200	847,656
JB Hi-Fi Ltd. (b)	74,775	1,850,108
John David Group PLC	982,400	7,988,130
Ku Holdings Co. Ltd.	47,500	369,535
Lookers PLC	828,728	256,893
Lowe's Companies, Inc.	603,680	78,689,688
Mandarake, Inc. (b)	15,700	72,207
Sally Beauty Holdings, Inc. (a)	1,075,000	14,018,000
Samse SA	2,200	300,380
The Home Depot, Inc.	276,500	68,704,720
TJX Companies, Inc.	530,500	27,989,180
Tokatsu Holdings Co. Ltd.	18,700	68,665
Ulta Beauty, Inc. (a)	84,100	20,521,241
Urban Outfitters, Inc. (a)	296,400	5,021,016
Williams-Sonoma, Inc.	257,200	21,401,612
		361,344,006
Textiles, Apparel & Luxury Goods - 0.4%
Capri Holdings Ltd. (a)	70,200	1,055,808
Carter's, Inc.	21,300	1,829,883
Columbia Sportswear Co.	417,000	30,466,020
Embry Holdings Ltd.	280,000	40,514
Ff Group (a)(c)	2,700	3,597
Fossil Group, Inc. (a)	20,800	63,440
G-III Apparel Group Ltd. (a)	5,000	51,650
Levi Strauss & Co. Class A (b)	1,294,900	17,468,201
NIKE, Inc. Class B	484,600	47,771,868
PVH Corp.	491,800	22,362,146
Sitoy Group Holdings Ltd.	2,613,000	156,615
Tapestry, Inc.	943,300	12,828,880
Ted Baker PLC (b)	59,126	111,941
Wolverine World Wide, Inc.	1,000	20,940
		134,231,503

TOTAL CONSUMER DISCRETIONARY		1,318,251,179

CONSUMER STAPLES - 2.6%
Beverages - 0.4%
Anheuser-Busch InBev SA NV ADR (b)	87,500	4,102,000
Boston Beer Co., Inc. Class A (a)	23,300	13,158,209
Britvic PLC	588,000	5,217,603
C&C Group PLC (United Kingdom)	4,373,700	10,392,524
Constellation Brands, Inc. Class A (sub. vtg.)	163,100	28,167,370
Diageo PLC sponsored ADR (b)	58,000	8,155,380
Monster Beverage Corp. (a)	358,700	25,794,117
The Coca-Cola Co.	609,960	28,472,933
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	690,621	1,326,627
		124,786,763
Food & Staples Retailing - 0.8%
Amsterdam Commodities NV	40,700	855,691
BJ's Wholesale Club Holdings, Inc. (a)	314,600	11,325,600
Halows Co. Ltd.	24,400	701,377
Kroger Co.	177,100	5,777,002
Nihon Chouzai Co. Ltd.	13,400	214,832
OM2 Network Co. Ltd.	70,900	887,524
Performance Food Group Co. (a)	798,000	21,266,700
Qol Holdings Co. Ltd.	60,100	718,336
Retail Partners Co. Ltd. (b)	154,400	2,273,515
Sapporo Clinical Laboratory	8,200	125,610
Satoh & Co. Ltd. (b)	12,300	171,307
Sysco Corp.	1,316,900	72,640,204
U.S. Foods Holding Corp. (a)	1,812,400	34,689,336
Walgreens Boots Alliance, Inc.	672,000	28,855,680
Walmart, Inc. (d)	662,700	82,214,562
		262,717,276
Food Products - 0.5%
Axyz Co. Ltd.	10,000	247,207
Changshouhua Food Co. Ltd.	2,467,000	781,566
Conagra Brands, Inc.	935,269	32,538,009
Ingredion, Inc.	29,600	2,493,208
JC Comsa Corp.	26,800	115,306
Kaneko Seeds Co. Ltd.	88,900	1,175,496
Lotte Samkang Co. Ltd.	1,057	309,684
Mondelez International, Inc.	738,500	38,490,620
Origin Enterprises PLC	55,420	171,023
Pickles Corp.	32,500	692,823
Post Holdings, Inc. (a)	359,177	31,269,950
Prima Meat Packers Ltd.	14,600	357,266
S Foods, Inc.	27,400	648,636
Toyo Sugar Refining Co. Ltd.	39,400	457,039
TreeHouse Foods, Inc. (a)	335,800	17,700,018
Tyson Foods, Inc. Class A	560,600	34,443,264
		161,891,115
Household Products - 0.4%
Colgate-Palmolive Co.	40,700	2,943,831
Energizer Holdings, Inc.	217,800	9,557,064
Procter & Gamble Co.	919,898	106,634,576
Spectrum Brands Holdings, Inc.	133,213	6,303,639
		125,439,110
Personal Products - 0.0%
Hengan International Group Co. Ltd.	280,000	2,305,820
Unilever NV	62,000	3,204,030
		5,509,850
Tobacco - 0.5%
Altria Group, Inc.	4,192,740	163,726,497
British American Tobacco PLC sponsored ADR (b)	627,314	25,142,745
KT&G Corp.	23,699	1,613,721
Scandinavian Tobacco Group A/S (e)	32,565	488,343
		190,971,306

TOTAL CONSUMER STAPLES		871,315,420

ENERGY - 1.9%
Energy Equipment & Services - 0.1%
Baker Hughes Co. Class A	196,900	3,250,819
Carbo Ceramics, Inc. (a)(b)	159,200	1,910
Geospace Technologies Corp. (a)	39,300	309,684
High Arctic Energy Services, Inc.	362,600	171,181
Hoegh LNG Partners LP (b)	279,700	2,900,489
Liberty Oilfield Services, Inc. Class A	131,300	676,195
National Oilwell Varco, Inc.	78,500	978,895
Oceaneering International, Inc. (a)	483,908	3,106,689
SBM Offshore NV	177,300	2,418,818
Subsea 7 SA	823,100	4,724,839
TechnipFMC PLC	54,100	400,340
Valaris PLC Class A (a)(b)	319,125	106,875
		19,046,734
Oil, Gas & Consumable Fuels - 1.8%
Africa Oil Corp. (a)(b)	1,159,800	892,899
Aker Bp ASA	76,500	1,228,864
Apache Corp.	594,200	6,411,418
Baytex Energy Corp. (a)	2,463,500	751,476
Bonavista Energy Corp. (a)(b)	877,200	98,752
Bonterra Energy Corp. (b)	218,300	218,799
BP PLC sponsored ADR	650,400	15,050,256
Cabot Oil & Gas Corp.	1,554,200	30,835,328
Canadian Natural Resources Ltd.	442,100	8,075,546
Cenovus Energy, Inc. (Canada)	4,262,763	18,576,154
Cheniere Energy, Inc. (a)	51,100	2,266,285
Chevron Corp.	183,500	16,826,950
China Petroleum & Chemical Corp.:
(H Shares)	27,436,000	12,800,826
sponsored ADR (H Shares)	9,600	456,288
CNOOC Ltd. sponsored ADR	19,400	2,213,928
CNX Resources Corp. (a)	146,900	1,496,911
ConocoPhillips Co.	100,700	4,247,526
Delek U.S. Holdings, Inc.	655,728	12,898,170
Enbridge, Inc.	51,500	1,671,175
Enterprise Products Partners LP	118,000	2,253,800
EQT Corp.	1,119,900	14,939,466
Equinor ASA sponsored ADR (b)	2,748,991	40,107,779
Exxon Mobil Corp.	3,740,445	170,078,034
Frontline Ltd. (NY Shares)	10,000	91,300
Galp Energia SGPS SA Class B	356,000	4,235,756
GasLog Partners LP (b)	152,822	670,889
Gibson Energy, Inc.	57,200	884,889
Golar LNG Partners LP	778,067	1,890,703
Hess Corp.	1,119,000	53,118,930
Husky Energy, Inc.	1,175,800	3,313,436
Imperial Oil Ltd.	140,100	2,188,729
Kosmos Energy Ltd.	1,671,800	3,042,676
Magnolia Oil & Gas Corp. Class A (a)	1,811,900	10,056,045
Marathon Oil Corp.	122,000	651,480
Marathon Petroleum Corp.	12,800	449,792
MEG Energy Corp. (a)	1,039,825	2,416,705
Motor Oil (HELLAS) Corinth Refineries SA	111,300	1,853,228
Murphy Oil Corp. (b)	280,000	3,346,000
NuVista Energy Ltd. (a)	5,000	2,760
Oil & Natural Gas Corp. Ltd.	3,359,500	3,696,983
Parex Resources, Inc. (a)	2,053,026	23,082,284
Phillips 66 Co.	144,600	11,316,396
Pioneer Natural Resources Co.	1,000	91,600
QEP Resources, Inc.	35,700	30,474
Seven Generations Energy Ltd. (a)	5,000	10,531
Shell Midstream Partners LP (b)	100,413	1,354,571
Sinopec Kantons Holdings Ltd.	5,064,000	1,807,787
Southwestern Energy Co. (a)(b)	5,028,284	15,135,135
Star Petroleum Refining PCL	2,366,800	502,229
Teekay LNG Partners LP	1,185,500	13,230,180
Thai Oil PCL (For. Reg.)	468,100	632,766
Total SA sponsored ADR	1,387,900	52,157,282
Tourmaline Oil Corp.	74,500	740,211
Tsakos Energy Navigation Ltd.	50,000	133,500
Unit Corp. (a)(b)	1,616,500	70,318
Valero Energy Corp.	434,300	28,941,752
Whiting Petroleum Corp. (a)(b)	23,300	16,308
World Fuel Services Corp.	112,000	2,853,760
		608,414,015

TOTAL ENERGY		627,460,749

FINANCIALS - 6.4%
Banks - 2.6%
Bank of America Corp.	8,362,909	201,713,365
BankUnited, Inc.	649,481	12,002,409
Boston Private Financial Holdings, Inc.	974,719	6,696,320
CIT Group, Inc.	317,900	5,766,706
Citigroup, Inc.	933,600	44,728,776
Comerica, Inc.	195,800	7,117,330
Credit Agricole Atlantique Vendee	7,800	1,175,117
Cullen/Frost Bankers, Inc.	95,200	7,232,344
East West Bancorp, Inc.	5,000	174,750
EFG Eurobank Ergasias SA (a)	5,539,200	2,336,540
First Citizens Bancshares, Inc.	11,593	4,463,305
First Foundation, Inc.	700,773	10,441,518
First Horizon National Corp.	1,890,570	17,676,830
FNB Corp., Pennsylvania	2,381,255	17,645,100
Gunma Bank Ltd.	468,400	1,463,682
Hiroshima Bank Ltd.	65,700	307,650
Huntington Bancshares, Inc.	1,053,700	9,367,393
JPMorgan Chase & Co.	864,671	84,141,135
KeyCorp	588,695	6,976,036
M&T Bank Corp.	237,400	25,083,684
NIBC Holding NV (e)	660,726	5,258,757
Northrim Bancorp, Inc.	5,000	115,350
Ogaki Kyoritsu Bank Ltd.	51,400	1,083,811
PNC Financial Services Group, Inc.	578,034	65,918,997
Shinsei Bank Ltd.	82,500	1,055,207
Signature Bank	36,100	3,715,051
Skandiabanken ASA (e)	110,600	735,001
Societe Generale Series A	83,700	1,238,161
Sumitomo Mitsui Financial Group, Inc.	615,900	17,874,852
Synovus Financial Corp.	108,500	2,082,115
TCF Financial Corp.	667,200	19,295,424
The Keiyo Bank Ltd.	148,400	712,793
The San-In Godo Bank Ltd.	142,300	700,647
Truist Financial Corp.	1,928,345	70,924,529
U.S. Bancorp	587,327	20,885,348
Unicaja Banco SA (e)	1,829,300	995,407
United Community Bank, Inc.	842,499	16,470,855
Van Lanschot NV (Bearer)	5,800	89,235
Wells Fargo & Co.	6,321,513	167,330,449
Western Alliance Bancorp.	243,600	9,293,340
Yamaguchi Financial Group, Inc.	127,800	763,162
		873,048,481
Capital Markets - 1.1%
Affiliated Managers Group, Inc.	221,800	14,776,316
Ares Capital Corp.	38,829	572,728
Bank of New York Mellon Corp.	1,353,000	50,291,010
BlackRock, Inc. Class A	95,600	50,537,984
Cboe Global Markets, Inc.	160,700	17,108,122
Cowen Group, Inc. Class A	345,900	4,520,913
Daou Data Corp.	1,000	11,159
Goldman Sachs Group, Inc.	134,300	26,388,607
Intercontinental Exchange, Inc.	248,200	24,137,450
Invesco Ltd.	593,700	4,731,789
KKR & Co. LP	376,200	10,439,550
Lazard Ltd. Class A	387,408	10,405,779
Morgan Stanley	688,530	30,433,026
Morningstar, Inc.	77,900	11,943,628
Northern Trust Corp.	452,200	35,728,322
Raymond James Financial, Inc.	71,963	4,985,597
State Street Corp.	1,112,546	67,820,804
Virtu Financial, Inc. Class A	659,500	15,729,075
		380,561,859
Consumer Finance - 0.9%
360 Finance, Inc. ADR (a)	138,300	1,389,915
Aeon Credit Service (Asia) Co. Ltd.	3,946,000	2,677,823
Ally Financial, Inc.	806,400	14,063,616
American Express Co.	101,500	9,649,605
Capital One Financial Corp.	1,455,000	98,998,200
Discover Financial Services	2,067,500	98,226,925
Encore Capital Group, Inc. (a)(b)	8,826	280,402
First Cash Financial Services, Inc.	213,110	14,868,685
Navient Corp.	92,600	688,944
OneMain Holdings, Inc.	592,159	13,815,069
Santander Consumer U.S.A. Holdings, Inc. (b)	185,300	3,063,009
Shriram Transport Finance Co. Ltd.	331,600	2,510,081
SLM Corp.	1,741,200	13,198,296
Synchrony Financial	1,119,900	22,812,363
		296,242,933
Diversified Financial Services - 0.3%
Berkshire Hathaway, Inc.:
Class A (a)	2	557,280
Class B (a)	299,400	55,562,652
Fuyo General Lease Co. Ltd.	92,300	5,289,202
Ricoh Leasing Co. Ltd.	114,000	3,313,923
Voya Financial, Inc.	530,910	23,917,496
		88,640,553
Insurance - 1.2%
AFLAC, Inc.	273,400	9,970,898
Allstate Corp.	212,000	20,735,720
American International Group, Inc.	730,271	21,951,946
ASR Nederland NV	92,500	2,536,187
Assurant, Inc.	211,530	21,698,747
Axis Capital Holdings Ltd.	443,800	16,660,252
Brown & Brown, Inc.	469,782	18,885,236
Chubb Ltd.	385,800	47,044,452
Db Insurance Co. Ltd.	280,000	9,862,436
Fairfax Financial Holdings Ltd. (sub. vtg.)	10,000	2,777,863
First American Financial Corp.	223,400	11,279,466
Genworth Financial, Inc. Class A	324,100	988,505
Globe Life, Inc.	131,800	10,151,236
Hartford Financial Services Group, Inc.	517,600	19,818,904
Hyundai Fire & Marine Insurance Co. Ltd.	212,600	4,184,190
Lincoln National Corp.	174,200	6,607,406
Marsh & McLennan Companies, Inc.	135,100	14,309,792
MetLife, Inc.	1,869,300	67,313,493
NN Group NV	150,203	4,610,490
Prudential Financial, Inc.	69,200	4,218,432
Selectquote, Inc.	149,800	4,122,496
Sul America SA unit	10,000	84,047
The Travelers Companies, Inc.	687,800	73,580,844
Willis Group Holdings PLC	80,600	16,353,740
		409,746,778
Mortgage Real Estate Investment Trusts - 0.1%
AGNC Investment Corp.	427,400	5,530,556
Annaly Capital Management, Inc.	759,400	4,677,904
MFA Financial, Inc. (b)	1,547,900	2,615,951
Redwood Trust, Inc.	67,500	361,125
		13,185,536
Thrifts & Mortgage Finance - 0.2%
ASAX Co. Ltd.	188,500	1,115,147
Essent Group Ltd.	957,930	31,659,587
Genworth Mortgage Insurance Ltd.	232,786	325,843
MGIC Investment Corp.	4,633,500	38,041,035
Radian Group, Inc.	374	5,939
		71,147,551

TOTAL FINANCIALS		2,132,573,691

HEALTH CARE - 7.9%
Biotechnology - 1.7%
AbbVie, Inc.	108,900	10,091,763
Acceleron Pharma, Inc. (a)	88,000	8,697,040
ADC Therapeutics SA (a)(b)	168,600	6,229,770
Alexion Pharmaceuticals, Inc. (a)	571,100	68,474,890
Alnylam Pharmaceuticals, Inc. (a)	88,000	11,903,760
Amgen, Inc.	342,900	78,764,130
Arcutis Biotherapeutics, Inc. (a)(b)	100,000	3,355,000
Argenx SE ADR (a)	60,000	13,158,000
Ascendis Pharma A/S sponsored ADR (a)	96,000	13,967,040
Aurinia Pharmaceuticals, Inc. (a)	468,700	7,438,269
BELLUS Health, Inc. (a)	260,000	2,727,400
Biogen, Inc. (a)	59,000	18,118,310
Blueprint Medicines Corp. (a)	318,398	20,740,446
Cell Biotech Co. Ltd.	55,372	714,535
Crinetics Pharmaceuticals, Inc. (a)(b)	69,800	1,140,532
Gilead Sciences, Inc.	200,100	15,573,783
Global Blood Therapeutics, Inc. (a)	345,330	24,145,474
Gritstone Oncology, Inc. (a)(b)	205,600	1,328,176
Heron Therapeutics, Inc. (a)	29,900	544,778
Innovent Biologics, Inc. (a)(e)	700,000	3,844,035
Insmed, Inc. (a)	144,138	3,501,112
Intercept Pharmaceuticals, Inc. (a)(b)	87,175	6,299,266
Neurocrine Biosciences, Inc. (a)	75,000	9,357,000
ORIC Pharmaceuticals, Inc. (a)(b)	135,000	3,917,700
Passage Bio, Inc.	85,000	1,872,550
Principia Biopharma, Inc. (a)	86,700	5,539,263
PTC Therapeutics, Inc. (a)	218,200	11,064,922
Regeneron Pharmaceuticals, Inc. (a)	120,900	74,088,729
Revolution Medicines, Inc. (b)	130,000	3,993,600
Sarepta Therapeutics, Inc. (a)	285,892	43,532,775
Seattle Genetics, Inc. (a)	178,500	28,061,985
TG Therapeutics, Inc. (a)	148,000	2,760,200
Turning Point Therapeutics, Inc. (a)(b)	60,000	4,155,000
Twist Bioscience Corp. (a)	110,000	4,174,500
United Therapeutics Corp. (a)	70,900	8,362,655
Vertex Pharmaceuticals, Inc. (a)	92,000	26,492,320
Xencor, Inc. (a)	100,000	3,025,000
Zymeworks, Inc. (a)	110,311	4,205,055
		555,360,763
Health Care Equipment & Supplies - 1.0%
A&T Corp. (b)	21,000	317,400
Atricure, Inc. (a)	506,300	24,206,203
Becton, Dickinson & Co.	226,100	55,830,873
Boston Scientific Corp. (a)	1,671,921	63,516,279
Danaher Corp.	114,000	18,993,540
Fukuda Denshi Co. Ltd.	78,400	5,372,303
Genmark Diagnostics, Inc. (a)	800,000	7,592,000
Hologic, Inc. (a)	392,900	20,823,700
Insulet Corp. (a)	90,000	16,971,300
Intuitive Surgical, Inc. (a)	39,000	22,621,170
Masimo Corp. (a)	56,000	13,450,640
Meridian Bioscience, Inc. (a)	1,000	15,460
Nanosonics Ltd. (a)	600,000	2,891,494
Nevro Corp. (a)	30,000	3,768,000
OraSure Technologies, Inc. (a)	400,000	5,816,000
Penumbra, Inc. (a)	92,000	15,862,640
Quidel Corp. (a)	62,000	10,850,000
STERIS PLC	139,449	23,133,195
Tandem Diabetes Care, Inc. (a)	318,300	26,466,645
		338,498,842
Health Care Providers & Services - 2.9%
1Life Healthcare, Inc. (a)(b)	140,000	4,522,000
AmerisourceBergen Corp.	41,100	3,918,474
Anthem, Inc.	358,000	105,291,380
Cardinal Health, Inc.	417,700	22,844,013
Centene Corp. (a)	1,562,300	103,502,375
Cigna Corp.	875,677	172,788,586
Covetrus, Inc. (a)	147,500	2,253,800
CVS Health Corp.	1,723,212	112,991,011
Humana, Inc.	145,000	59,544,250
Laboratory Corp. of America Holdings (a)	64,900	11,378,268
LHC Group, Inc. (a)	157,400	25,579,074
McKesson Corp.	266,290	42,252,234
MEDNAX, Inc. (a)	82,600	1,282,778
Molina Healthcare, Inc. (a)	136,300	25,327,266
Patterson Companies, Inc.	58,100	1,143,989
Quest Diagnostics, Inc.	3,700	437,636
R1 RCM, Inc. (a)	1,257,700	13,344,197
Tokai Corp.	126,800	3,234,520
UnitedHealth Group, Inc.	781,800	238,331,730
Universal Health Services, Inc. Class B	112,000	11,810,400
		961,777,981
Health Care Technology - 0.1%
Inspire Medical Systems, Inc. (a)	75,000	6,115,500
Livongo Health, Inc. (b)	343,700	20,597,941
Phreesia, Inc.	348,100	10,206,292
Veeva Systems, Inc. Class A (a)	24,000	5,252,880
		42,172,613
Life Sciences Tools & Services - 0.2%
10X Genomics, Inc. (a)	80,000	6,237,600
Bio-Rad Laboratories, Inc. Class A (a)	64,016	31,452,341
Bruker Corp.	670,400	29,014,912
ICON PLC (a)	5,200	875,940
Lonza Group AG	21,000	10,370,235
		77,951,028
Pharmaceuticals - 2.0%
AstraZeneca PLC (United Kingdom)	380,000	40,925,923
Bayer AG	758,882	51,876,868
Bristol-Myers Squibb Co.	2,789,000	166,559,080
Bristol-Myers Squibb Co. rights (a)	727,000	2,391,830
Dawnrays Pharmaceutical Holdings Ltd.	8,086,000	972,570
Elanco Animal Health, Inc. (a)	79,000	1,691,390
Eli Lilly & Co.	314,000	48,026,300
Genomma Lab Internacional SA de CV (a)	1,500,000	1,367,111
GlaxoSmithKline PLC sponsored ADR	1,269,358	53,211,487
Jazz Pharmaceuticals PLC (a)	56,000	6,681,920
Johnson & Johnson	507,185	75,443,769
Korea United Pharm, Inc.	41,212	655,566
Mylan NV (a)	25,000	426,750
MyoKardia, Inc. (a)	76,000	7,774,040
Nektar Therapeutics (a)(b)	180,000	3,906,000
Nippon Chemiphar Co. Ltd.	10,400	264,617
Reata Pharmaceuticals, Inc. (a)	106,700	15,505,644
Roche Holding AG (participation certificate)	297,926	103,416,602
Sanofi SA	270,000	26,409,997
Sanofi SA sponsored ADR	900,000	44,199,000
Taro Pharmaceutical Industries Ltd. (a)	11,200	763,168
Theravance Biopharma, Inc. (a)	180,000	4,545,000
		657,014,632

TOTAL HEALTH CARE		2,632,775,859

INDUSTRIALS - 4.7%
Aerospace & Defense - 0.8%
Airbus Group NV	268,200	17,139,861
General Dynamics Corp.	293,923	43,156,714
HEICO Corp. Class A	212,246	17,818,052
Huntington Ingalls Industries, Inc.	151,800	30,343,302
Lockheed Martin Corp.	196,600	76,367,304
Raytheon Technologies Corp.	812,669	52,433,404
Safran SA	22,400	2,158,438
Teledyne Technologies, Inc. (a)	70,000	26,188,400
The Boeing Co.	18,400	2,683,640
Vectrus, Inc. (a)	5,000	274,600
		268,563,715
Air Freight & Logistics - 0.3%
Deutsche Post AG	229,400	7,184,399
Expeditors International of Washington, Inc.	44,700	3,413,739
FedEx Corp.	135,330	17,668,685
Onelogix Group Ltd.	488,862	69,712
United Parcel Service, Inc. Class B	504,406	50,294,322
XPO Logistics, Inc. (a)	93,700	7,384,497
		86,015,354
Airlines - 0.1%
Alaska Air Group, Inc.	481,600	16,465,904
Copa Holdings SA Class A (b)	318,300	13,960,638
Hawaiian Holdings, Inc.	2,000	28,860
Ryanair Holdings PLC sponsored ADR (a)	30,900	2,217,693
		32,673,095
Building Products - 0.5%
Apogee Enterprises, Inc.	5,000	103,250
Carrier Global Corp. (a)	291,620	5,969,461
Fortune Brands Home & Security, Inc.	1,076,529	65,625,208
Jeld-Wen Holding, Inc. (a)	261,200	3,560,156
Johnson Controls International PLC	50,700	1,592,487
KVK Corp.	5,500	70,940
Nihon Dengi Co. Ltd.	103,900	3,078,126
Owens Corning	444,000	23,310,000
Trane Technologies PLC	660,600	59,592,726
		162,902,354
Commercial Services & Supplies - 0.0%
IAA Spinco, Inc. (a)	42,400	1,738,400
Nippon Kanzai Co. Ltd.	28,300	486,777
Steelcase, Inc. Class A	130,800	1,514,664
VSE Corp.	1,000	26,000
		3,765,841
Construction & Engineering - 0.0%
Arcadis NV	44,800	765,846
Boustead Projs. Pte Ltd.	2,180,500	1,142,108
Joban Kaihatsu Co. Ltd.	1,400	63,026
Kawasaki Setsubi Kogyo Co. Ltd.	23,200	111,219
Meisei Industrial Co. Ltd.	425,200	2,980,678
Raiznext Corp.	450,800	5,358,854
Seikitokyu Kogyo Co. Ltd.	72,400	538,410
Watanabe Sato Co. Ltd.	4,100	80,217
		11,040,358
Electrical Equipment - 0.6%
Acuity Brands, Inc.	285,100	24,561,365
Aichi Electric Co. Ltd. (b)	58,100	1,158,283
AMETEK, Inc.	632,700	58,024,917
Eaton Corp. PLC	16,800	1,426,320
Emerson Electric Co.	454,300	27,721,386
Gerard Perrier Industrie SA	5,000	350,776
Hubbell, Inc. Class B	55,900	6,843,278
Iwabuchi Corp.	1,600	91,390
Regal Beloit Corp.	215,600	17,148,824
Sensata Technologies, Inc. PLC (a)	28,000	998,200
Sunrun, Inc. (a)	156,800	2,618,560
Terasaki Electric Co. Ltd.	33,600	332,744
Vertiv Holdings Co. (a)	496,900	6,325,537
Vertiv Holdings LLC (f)	600,000	7,638,000
Vestas Wind Systems A/S	227,400	23,225,667
Vivint Solar, Inc. (a)(b)	2,243,782	16,873,241
		195,338,488
Industrial Conglomerates - 0.7%
3M Co.	51,400	8,041,016
Carlisle Companies, Inc.	206,520	24,753,487
General Electric Co.	20,776,208	136,499,687
Mytilineos SA	239,500	1,892,902
Reunert Ltd.	56,900	140,786
Roper Technologies, Inc.	87,900	34,615,020
Siemens AG	253,500	27,949,574
		233,892,472
Machinery - 0.8%
Conrad Industries, Inc. (a)	5,400	50,490
Crane Co.	1,000	55,720
Cummins, Inc.	24,800	4,206,080
Flowserve Corp.	496,527	12,959,355
Fortive Corp.	870,200	53,064,796
Fukushima Industries Corp.	4,100	126,028
Gardner Denver Holdings, Inc. (a)	1,751,253	49,385,335
Haitian International Holdings Ltd.	1,290,000	2,745,067
Hy-Lok Corp.	14,316	153,948
IDEX Corp.	228,727	36,452,222
ITT, Inc.	94,600	5,458,420
Koike Sanso Kogyo Co. Ltd.	2,200	43,778
Nakanishi Manufacturing Co. Ltd.	20,000	175,252
Nansin Co. Ltd.	32,900	150,093
Oshkosh Corp.	337,200	24,217,704
Otis Worldwide Corp.	717,384	37,770,268
Sakura Rubber Co. Ltd.	20,000	915,202
Stanley Black & Decker, Inc.	236,000	29,606,200
The Hanshin Diesel Works Ltd.	4,500	78,696
Westinghouse Air Brake Co.	113,162	6,910,803
Yamada Corp.	19,700	391,826
		264,917,283
Marine - 0.0%
Japan Transcity Corp.	280,300	1,346,334
Professional Services - 0.0%
ABIST Co. Ltd.	26,000	590,421
Bertrandt AG	18,100	718,286
Career Design Center Co. Ltd.	22,100	201,440
McMillan Shakespeare Ltd.	46,017	265,012
RELX PLC (London Stock Exchange)	338,764	7,838,228
Robert Half International, Inc.	5,000	253,700
SHL-JAPAN Ltd.	34,200	653,271
		10,520,358
Road & Rail - 0.6%
Autohellas SA	51,600	222,241
CSX Corp.	709,900	50,814,642
Daqin Railway Co. Ltd. (A Shares)	2,952,141	2,820,919
J.B. Hunt Transport Services, Inc.	90,400	10,818,168
Knight-Swift Transportation Holdings, Inc. Class A	528,100	21,974,241
Landstar System, Inc.	244,920	28,474,399
Lyft, Inc. (a)	614,183	19,199,361
Meitetsu Transport Co. Ltd.	5,000	99,680
NANSO Transport Co. Ltd.	46,700	484,559
Nikkon Holdings Co. Ltd.	47,600	963,078
Old Dominion Freight Lines, Inc.	223,709	38,274,373
Ryder System, Inc.	153,000	5,241,780
Schneider National, Inc. Class B	840,600	20,317,302
STEF-TFE Group	3,667	299,186
Tohbu Network Co. Ltd.	42,500	339,306
Uber Technologies, Inc.	65,772	2,388,839
Utoc Corp.	136,300	580,108
		203,312,182
Trading Companies & Distributors - 0.3%
AerCap Holdings NV (a)	88,600	2,856,464
Beacon Roofing Supply, Inc. (a)	97,600	2,402,912
Beijer Ref AB (B Shares)	20,000	592,196
Canox Corp.	78,839	547,549
Daiichi Jitsugyo Co. Ltd.	5,900	206,523
Green Cross Co. Ltd.	81,100	585,060
HD Supply Holdings, Inc. (a)	1,212,180	38,438,228
Howden Joinery Group PLC	26,900	195,874
Itochu Corp.	1,926,200	41,258,491
Kamei Corp.	229,200	2,286,793
Mitani Shoji Co. Ltd.	56,600	3,406,129
Mitsubishi Corp.	447,900	10,445,255
MSC Industrial Direct Co., Inc. Class A	5,000	346,700
Narasaki Sangyo Co. Ltd.	9,600	157,114
Nishikawa Keisoku Co. Ltd.	5,800	220,502
Pla Matels Corp.	49,800	271,061
Sam Yung Trading Co. Ltd.	2,000	23,049
Shinsho Corp.	90,900	1,643,609
United Rentals, Inc. (a)	39,800	5,527,822
		111,411,331
Transportation Infrastructure - 0.0%
Isewan Terminal Service Co. Ltd.	191,300	1,404,883
Qingdao Port International Co. Ltd. (H Shares) (e)	4,884,814	2,665,846
		4,070,729

TOTAL INDUSTRIALS		1,589,769,894

INFORMATION TECHNOLOGY - 8.1%
Communications Equipment - 0.3%
Cisco Systems, Inc.	1,376,400	65,819,448
CommScope Holding Co., Inc. (a)	317,700	3,275,487
Ericsson (B Shares) sponsored ADR	461,948	4,222,205
F5 Networks, Inc. (a)	112,000	16,231,040
Juniper Networks, Inc.	48,500	1,176,610
Lumentum Holdings, Inc. (a)	2,400	175,968
		90,900,758
Electronic Equipment & Components - 0.6%
Arrow Electronics, Inc. (a)	20,100	1,388,508
Avnet, Inc.	552,300	15,044,652
Cognex Corp.	259,100	14,701,334
Daido Signal Co. Ltd.	104,500	535,848
Elematec Corp.	116,200	958,950
Flextronics International Ltd. (a)	1,752,503	17,016,804
HAGIAWARA ELECTRIC Co. Ltd.	15,000	309,055
II-VI, Inc. (a)	502,514	23,884,490
Insight Enterprises, Inc. (a)	96,031	4,922,549
Jabil, Inc.	1,828,997	54,723,590
Kingboard Chemical Holdings Ltd.	1,500,000	3,652,647
Makus, Inc.	658,447	1,881,048
New Cosmos Electric Co. Ltd.	6,200	100,952
PAX Global Technology Ltd.	5,140,000	1,997,048
Redington India Ltd.	507,144	581,567
Riken Kieki Co. Ltd.	55,200	1,241,738
ScanSource, Inc. (a)	33,200	818,380
TE Connectivity Ltd.	434,200	35,278,750
Trimble, Inc. (a)	744,000	29,105,280
		208,143,190
IT Services - 1.3%
Amdocs Ltd.	319,500	19,892,070
Avant Corp.	297,400	3,107,884
Capgemini SA	103,900	10,622,279
Cielo SA	365,700	280,290
Cognizant Technology Solutions Corp. Class A	425,100	22,530,300
Data Applications Co. Ltd.	5,000	66,484
DXC Technology Co.	182,012	2,586,391
E-Credible Co. Ltd.	97,188	1,684,019
Enea Data AB (a)	67,600	1,034,531
FDM Group Holdings PLC	5,000	55,575
Fidelity National Information Services, Inc.	365,267	50,710,018
Gartner, Inc. (a)	201,100	24,473,870
Genpact Ltd.	910,340	32,726,723
Global Payments, Inc.	70,962	12,736,969
GoDaddy, Inc. (a)	643,104	49,679,784
IBM Corp.	42,300	5,283,270
Korea Information & Communication Co. Ltd. (a)	18,423	149,519
MasterCard, Inc. Class A	42,000	12,637,380
PayPal Holdings, Inc. (a)	278,062	43,102,391
Sabre Corp.	579,200	4,037,024
Twilio, Inc. Class A (a)	256,099	50,605,162
Unisys Corp. (a)	422,500	4,799,600
Visa, Inc. Class A	309,057	60,340,289
WEX, Inc. (a)	134,600	19,931,568
Worldline SA (a)(e)	66,200	4,932,334
		438,005,724
Semiconductors & Semiconductor Equipment - 1.3%
Advanced Micro Devices, Inc. (a)	205,561	11,059,182
Analog Devices, Inc.	32,600	3,682,170
Applied Materials, Inc.	325,923	18,310,354
Broadcom, Inc.	9,300	2,708,811
Cirrus Logic, Inc. (a)	71,400	5,175,072
Intel Corp.	1,172,500	73,785,425
Lam Research Corp.	22,942	6,278,537
Marvell Technology Group Ltd.	1,348,360	43,983,503
MediaTek, Inc.	288,000	4,449,398
Microchip Technology, Inc.	500	48,010
Micron Technology, Inc. (a)	805,566	38,594,667
Miraial Co. Ltd.	30,400	363,915
NVIDIA Corp.	160,965	57,145,794
NXP Semiconductors NV	540,242	51,917,256
ON Semiconductor Corp. (a)	604,450	9,967,381
Phison Electronics Corp.	44,000	403,751
Qualcomm, Inc.	960,901	77,717,673
Sanken Electric Co. Ltd.	94,689	2,188,001
Skyworks Solutions, Inc.	177,611	21,054,008
STMicroelectronics NV (France)	162,900	4,045,611
Xilinx, Inc.	10,771	990,393
		433,868,912
Software - 3.3%
Adobe, Inc. (a)	105,448	40,766,197
Autodesk, Inc. (a)	156,664	32,958,972
Blackbaud, Inc.	337,800	19,798,458
Box, Inc. Class A (a)	1,020,600	20,391,588
Citrix Systems, Inc.	26,654	3,947,990
Cloudflare, Inc. (a)	356,529	10,364,298
Cyient Ltd.	478,727	1,260,374
Dynatrace, Inc.	74,700	2,873,709
eBase Co. Ltd.	178,300	2,149,288
Elastic NV (a)	391,219	33,613,536
Encourage Technologies Co. Ltd.	5,000	39,455
Envestnet, Inc. (a)	100	7,261
HubSpot, Inc. (a)	130,300	26,052,182
LivePerson, Inc. (a)(b)	537,316	20,122,484
Micro Focus International PLC sponsored ADR	12,029	58,942
Microsoft Corp.	2,918,950	534,897,588
Nortonlifelock, Inc.	1,585,553	36,118,897
Nuance Communications, Inc. (a)	349,300	7,991,984
Nutanix, Inc. Class A (a)	35,800	861,348
Oracle Corp.	680,405	36,585,377
Parametric Technology Corp. (a)	426,200	32,553,156
Pluralsight, Inc. (a)	977,000	20,350,910
Proofpoint, Inc. (a)	179,520	20,872,790
RealPage, Inc. (a)	393,800	26,707,516
RingCentral, Inc. (a)	7,995	2,192,629
Salesforce.com, Inc. (a)	262,770	45,929,568
SAP SE sponsored ADR (b)	299,756	38,398,744
Sinosoft Tech Group Ltd.	5,632,000	653,555
SS&C Technologies Holdings, Inc.	74,995	4,341,836
SurveyMonkey (a)	177,800	3,582,670
System Research Co. Ltd.	14,200	249,252
Tenable Holdings, Inc. (a)	330,900	10,347,243
Toho System Science Co. Ltd. (b)	11,200	93,052
Workday, Inc. Class A (a)	58,414	10,714,880
Workiva, Inc. (a)	338,893	15,094,294
Yext, Inc. (a)(b)	393,658	6,215,860
Zendesk, Inc. (a)	336,767	28,877,770
Zensar Technologies Ltd.	25,000	28,718
		1,098,064,371
Technology Hardware, Storage & Peripherals - 1.3%
Apple, Inc.	1,232,627	391,901,428
Dell Technologies, Inc. (a)	30	1,489
Elecom Co. Ltd.	52,100	2,468,645
HP, Inc.	1,302,717	19,723,135
NetApp, Inc.	1,000	44,540
Western Digital Corp.	759,864	33,715,166
Xerox Holdings Corp.	56,056	890,169
		448,744,572

TOTAL INFORMATION TECHNOLOGY		2,717,727,527

MATERIALS - 1.4%
Chemicals - 0.6%
Albemarle Corp. U.S. (b)	177,400	13,574,648
Amyris, Inc. (a)(b)	2,376,133	8,862,976
Balchem Corp.	95,400	9,602,010
C. Uyemura & Co. Ltd.	74,000	4,453,243
Cabot Corp.	7,400	264,328
CF Industries Holdings, Inc.	430,810	12,652,890
DuPont de Nemours, Inc.	1,523,800	77,302,374
Ecolab, Inc.	20,700	4,400,406
Innospec, Inc.	185,111	14,270,207
Isamu Paint Co. Ltd.	2,600	71,603
KPC Holdings Corp.	7,154	254,888
Linde PLC	55,500	11,229,870
Livent Corp. (a)(b)	1,223,914	8,249,180
LyondellBasell Industries NV Class A	71,800	4,577,968
NOF Corp.	21,600	767,101
Nutrien Ltd.	151,300	5,164,760
PPG Industries, Inc.	45,500	4,625,985
Scientex Bhd	590,400	1,124,442
Toho Acetylene Co. Ltd.	92,650	1,101,370
Yara International ASA	50,300	1,721,038
Yip's Chemical Holdings Ltd.	450,000	136,800
		184,408,087
Construction Materials - 0.1%
Kunimine Industries Co. Ltd.	5,000	46,270
Mitani Sekisan Co. Ltd.	16,400	784,682
Summit Materials, Inc. (a)	1,850,000	28,101,500
Vulcan Materials Co.	142,700	15,457,264
		44,389,716
Containers & Packaging - 0.1%
Crown Holdings, Inc. (a)	507,230	33,188,059
Mayr-Melnhof Karton AG	11,200	1,678,396
Packaging Corp. of America	5,300	537,473
Silgan Holdings, Inc.	18,100	605,264
		36,009,192
Metals & Mining - 0.6%
ArcelorMittal SA Class A unit	101,800	979,316
BHP Billiton Ltd. sponsored ADR (b)	317,910	14,973,561
Chubu Steel Plate Co. Ltd.	169,800	1,002,945
CI Resources Ltd.	136,202	68,089
CK-SAN-ETSU Co. Ltd.	38,800	1,160,276
Compania de Minas Buenaventura SA sponsored ADR	168,400	1,321,940
First Quantum Minerals Ltd.	1,555,500	9,117,104
Kaiser Aluminum Corp.	120,400	8,638,700
Labrador Iron Ore Royalty Corp.	4,700	76,499
Lundin Mining Corp.	5,400,700	24,868,677
Mount Gibson Iron Ltd.	4,478,894	2,030,077
Newmont Corp.	1,569,800	91,786,206
Pacific Metals Co. Ltd. (b)	58,300	913,598
Perenti Global Ltd.	2,508,411	1,989,658
Rio Tinto PLC sponsored ADR	57,800	3,116,576
Royal Gold, Inc.	167,300	22,284,360
Teck Resources Ltd. Class B (sub. vtg.)	97,400	925,295
Wheaton Precious Metals Corp.	156,600	6,746,931
		191,999,808

TOTAL MATERIALS		456,806,803

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.0%
Alexandria Real Estate Equities, Inc.	53,600	8,239,392
American Homes 4 Rent Class A	174,100	4,394,284
American Tower Corp.	160,817	41,518,125
Apartment Investment & Management Co. Class A	551,300	20,326,431
CoreSite Realty Corp.	204,142	25,481,004
Corporate Office Properties Trust (SBI)	410,000	10,237,700
CubeSmart	134,900	3,839,254
CyrusOne, Inc.	213,100	15,841,854
Digital Realty Trust, Inc.	81,700	11,728,852
Empire State Realty Trust, Inc.	1,357,126	8,997,745
Equinix, Inc. (d)	33,500	23,370,605
Equity Lifestyle Properties, Inc.	53,800	3,351,740
Healthcare Trust of America, Inc.	793,560	21,005,533
Lexington Corporate Properties Trust	211,500	2,055,780
Medical Properties Trust, Inc.	1,541,530	27,870,862
Omega Healthcare Investors, Inc.	255,300	7,950,042
Outfront Media, Inc.	1,004,440	14,102,338
Potlatch Corp.	109,493	3,721,667
Prologis, Inc.	232,300	21,255,450
Public Storage	5,500	1,115,070
SBA Communications Corp. Class A	50,800	15,957,804
Simon Property Group, Inc.	219,600	12,670,920
VICI Properties, Inc.	150,500	2,952,810
Vornado Realty Trust	256,300	9,280,623
Weingarten Realty Investors (SBI)	846,200	15,130,056
Weyerhaeuser Co.	732,300	14,785,137
		347,181,078
Real Estate Management & Development - 0.2%
Arealink Co. Ltd.	25,000	224,164
CBRE Group, Inc. (a)	917,000	40,329,660
Cushman & Wakefield PLC (a)	613,900	6,292,475
Howard Hughes Corp. (a)	187,400	9,491,810
Nisshin Group Holdings Co.	64,700	246,573
		56,584,682

TOTAL REAL ESTATE		403,765,760

UTILITIES - 1.1%
Electric Utilities - 0.8%
Duke Energy Corp.	150,300	12,870,189
Edison International	207,100	12,034,581
Entergy Corp.	129,500	13,185,690
Evergy, Inc.	246,184	15,187,091
Exelon Corp.	1,267,866	48,571,946
FirstEnergy Corp.	81,900	3,461,094
NextEra Energy, Inc.	124,300	31,766,108
NRG Energy, Inc.	482,300	17,386,915
PNM Resources, Inc.	544,000	22,206,080
PPL Corp.	979,800	27,375,612
Southern Co.	979,900	55,922,893
		259,968,199
Gas Utilities - 0.1%
Atmos Energy Corp.	17,500	1,798,650
Busan City Gas Co. Ltd.	60,816	1,794,150
China Resource Gas Group Ltd.	764,000	4,185,377
Enagas SA	56,000	1,256,310
Hokuriku Gas Co.	6,200	179,081
Keiyo Gas Co. Ltd.	3,000	92,911
Seoul City Gas Co. Ltd.	13,199	796,985
South Jersey Industries, Inc.	575,730	16,327,703
YESCO Co. Ltd.	25,028	701,796
		27,132,963
Independent Power and Renewable Electricity Producers - 0.0%
NextEra Energy Partners LP	79,900	4,083,689
The AES Corp.	377,200	4,711,228
Vistra Energy Corp.	179,700	3,673,068
		12,467,985
Multi-Utilities - 0.2%
CenterPoint Energy, Inc. (f)	264,644	4,234,833
CenterPoint Energy, Inc.	172,900	3,074,162
Dominion Energy, Inc.	309,557	26,315,441
MDU Resources Group, Inc.	894,600	19,466,496
Sempra Energy	97,700	12,340,487
		65,431,419

TOTAL UTILITIES		365,000,566

TOTAL COMMON STOCKS
(Cost $13,464,165,447)		14,318,032,627

Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.0%
Mortgage Real Estate Investment Trusts - 0.0%
MFA Financial, Inc. 6.50% (a)(g)	194,400	2,744,928
INFORMATION TECHNOLOGY - 0.1%
Technology Hardware, Storage & Peripherals - 0.1%
Samsung Electronics Co. Ltd.	973,850	33,867,202
UTILITIES - 0.0%
Electric Utilities - 0.0%
Companhia Paranaense de Energia-Copel (PN-B)	40,600	481,603
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $41,392,915)		37,093,733

Equity Funds - 56.3%
Large Blend Funds - 8.1%
Fidelity SAI U.S. Large Cap Index Fund (h)	127,080,098	2,085,384,411
Fidelity SAI U.S. Low Volatility Index Fund (h)	42,548,983	615,258,296

TOTAL LARGE BLEND FUNDS		2,700,642,707

Large Growth Funds - 34.8%
Fidelity Contrafund (h)	163,526,096	2,344,964,212
Fidelity Growth Company Fund (h)	129,821,441	3,188,414,591
Fidelity Magellan Fund (h)	162,858,223	1,734,440,075
Fidelity SAI U.S. Momentum Index Fund (h)	45,997,274	654,081,230
Fidelity SAI U.S. Quality Index Fund (h)	250,108,647	3,701,607,976

TOTAL LARGE GROWTH FUNDS		11,623,508,084

Large Value Funds - 9.5%
Fidelity Large Cap Value Enhanced Index Fund (h)	168,600,101	1,962,505,180
Fidelity SAI U.S. Value Index Fund (h)	137,993,818	1,201,926,152

TOTAL LARGE VALUE FUNDS		3,164,431,332

Small Blend Funds - 3.4%
Fidelity Small Cap Discovery Fund (h)	10,018,019	183,429,936
Fidelity Small Cap Index Fund (h)	54,436,727	962,441,329

TOTAL SMALL BLEND FUNDS		1,145,871,265

Small Growth Funds - 0.5%
Fidelity Small Cap Growth Fund (h)	6,642,688	173,905,565
TOTAL EQUITY FUNDS
(Cost $17,492,587,650)		18,808,358,953

Other - 0.0%
Commodity Funds - Broad Basket - 0.0%
Fidelity SAI Inflation-Focused Fund (h)
(Cost $6,500,000)	831,202	7,015,345

Money Market Funds - 1.3%
Fidelity Cash Central Fund 0.11% (i)	200,020,599	200,060,603
Fidelity Securities Lending Cash Central Fund 0.10% (i)(j)	218,066,988	218,088,795
TOTAL MONEY MARKET FUNDS
(Cost $418,145,636)		418,149,398
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $31,422,791,648)		33,588,650,056
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(158,656,308)
NET ASSETS - 100%		$33,429,993,748

Written Options
	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Call Options
Equinix, Inc.	Chicago Board Options Exchange	58	$4,046,254	$700.00	6/19/20	$(102,660)
Walmart, Inc.	Chicago Board Options Exchange	874	10,842,844	120.00	6/19/20	(467,590)
TOTAL WRITTEN OPTIONS						$(570,250)

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $14,889,098.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,919,723 or 0.1% of net assets.

 (f) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $11,872,833 or 0.0% of net assets.

 (g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (h) Affiliated Fund

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
CenterPoint Energy, Inc.	5/7/20	$4,255,476
Vertiv Holdings LLC	2/6/20	$6,000,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,297,081
Fidelity Securities Lending Cash Central Fund	2,295,987
Total	$7,593,068

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Contrafund	$1,541,982,376	$500,796,754	$--	$83,510,669	$--	$302,185,082	$2,344,964,212
Fidelity Growth Company Fund	1,975,431,920	440,730,638	--	95,730,638	--	772,252,033	3,188,414,591
Fidelity Large Cap Value Enhanced Index Fund	1,533,078,826	540,175,369	--	65,175,369	--	(110,749,015)	1,962,505,180
Fidelity Magellan Fund	--	1,685,338,783	--	--	--	49,101,292	1,734,440,075
Fidelity SAI Inflation-Focused Fund	--	6,500,000	--	--	--	515,345	7,015,345
Fidelity SAI U.S. Large Cap Index Fund	--	5,799,493,454	3,820,531,297	35,957,965	(22,195,087)	128,617,341	2,085,384,411
Fidelity SAI U.S. Low Volatility Index Fund	563,638,676	23,676,101	--	23,676,101	--	27,943,519	615,258,296
Fidelity SAI U.S. Momentum Index Fund	1,466,830,954	184,847,630	1,059,753,332	34,847,630	(24,959,112)	87,115,090	654,081,230
Fidelity SAI U.S. Quality Index Fund	2,429,472,096	1,170,511,685	52,818,478	395,511,681	(10,627,043)	165,069,716	3,701,607,976
Fidelity SAI U.S. Value Index Fund	550,613,983	663,070,236	--	18,177,712	--	(11,758,067)	1,201,926,152
Fidelity Small Cap Discovery Fund	--	160,000,000	--	--	--	23,429,936	183,429,936
Fidelity Small Cap Growth Fund	--	155,000,000	--	--	--	18,905,565	173,905,565
Fidelity Small Cap Index Fund	503,719,722	492,816,160	--	20,926,341	--	(34,094,553)	962,441,329
Fidelity Total Market Index Fund	1,297,238,579	621,564,840	2,016,357,078	--	85,174,780	12,378,879	--
	11,862,007,132	12,444,521,650	6,949,460,185	773,514,106	27,393,538	1,430,912,163	18,815,374,298

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,202,585,179	$1,166,124,516	$36,460,663	$--
Consumer Discretionary	1,318,251,179	1,318,035,288	212,294	3,597
Consumer Staples	871,315,420	865,024,004	6,291,416	--
Energy	627,460,749	608,616,380	18,844,369	--
Financials	2,135,318,619	2,107,862,086	27,456,533	--
Health Care	2,632,775,859	2,394,959,629	237,816,230	--
Industrials	1,589,769,894	1,506,490,544	83,279,350	--
Information Technology	2,751,594,729	2,741,245,868	10,348,861	--
Materials	456,806,803	456,670,003	136,800	--
Real Estate	403,765,760	403,765,760	--	--
Utilities	365,482,169	357,061,959	8,420,210	--
Equity Funds	18,808,358,953	18,808,358,953	--	--
Other	7,015,345	7,015,345	--	--
Money Market Funds	418,149,398	418,149,398	--	--
Total Investments in Securities:	$33,588,650,056	$33,159,379,733	$429,266,726	$3,597
Derivative Instruments:
Liabilities
Written Options	$(570,250)	$(570,250)	$--	$--
Total Liabilities	$(570,250)	$(570,250)	$--	$--
Total Derivative Instruments:	$(570,250)	$(570,250)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(570,250)
Total Equity Risk	0	(570,250)
Total Value of Derivatives	$0	$(570,250)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2020
Assets
Investment in securities, at value (including securities loaned of $213,291,271) — See accompanying schedule: Unaffiliated issuers (cost $13,505,558,363)	$14,355,126,360
Fidelity Central Funds (cost $418,145,636)	418,149,398
Other affiliated issuers (cost $17,499,087,649)	18,815,374,298
Total Investment in Securities (cost $31,422,791,648)		$33,588,650,056
Foreign currency held at value (cost $23,793)		23,793
Receivable for investments sold		90,429,432
Receivable for fund shares sold		49,271,688
Dividends receivable		32,124,362
Distributions receivable from Fidelity Central Funds		285,720
Prepaid expenses		105,971
Other receivables		14,020
Total assets		33,760,905,042
Liabilities
Payable to custodian bank	$1,022,187
Payable for investments purchased	96,352,972
Payable for fund shares redeemed	10,334,800
Accrued management fee	3,250,973
Written options, at value (premium received $391,794)	570,250
Other payables and accrued expenses	1,294,946
Collateral on securities loaned	218,085,166
Total liabilities		330,911,294
Net Assets		$33,429,993,748
Net Assets consist of:
Paid in capital		$31,466,079,128
Total accumulated earnings (loss)		1,963,914,620
Net Assets		$33,429,993,748
Net Asset Value, offering price and redemption price per share ($33,429,993,748 ÷ 3,165,995,508 shares)		$10.56

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2020
Investment Income
Dividends:
Unaffiliated issuers		$266,847,624
Affiliated issuers		356,298,027
Income from Fidelity Central Funds (including $2,295,987 from security lending)		7,593,068
Total income		630,738,719
Expenses
Management fee	$105,162,278
Accounting fees	153,828
Custodian fees and expenses	270,909
Independent trustees' fees and expenses	303,999
Registration fees	2,322,706
Audit	79,656
Legal	74,483
Miscellaneous	197,634
Total expenses before reductions	108,565,493
Expense reductions	(69,908,910)
Total expenses after reductions		38,656,583
Net investment income (loss)		592,082,136
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2)	(399,499,982)
Fidelity Central Funds	41,015
Other affiliated issuers	27,393,538
Foreign currency transactions	(99,912)
Written options	958,946
Capital gain distributions from underlying funds:
Affiliated issuers	417,216,079
Total net realized gain (loss)		46,009,684
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $118,765)	885,887,193
Fidelity Central Funds	1,435
Other affiliated issuers	1,430,912,163
Assets and liabilities in foreign currencies	(30,358)
Written options	843,096
Total change in net unrealized appreciation (depreciation)		2,317,613,529
Net gain (loss)		2,363,623,213
Net increase (decrease) in net assets resulting from operations		$2,955,705,349

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2020	Year ended May 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$592,082,136	$348,806,724
Net realized gain (loss)	46,009,684	15,522,252
Change in net unrealized appreciation (depreciation)	2,317,613,529	(397,686,143)
Net increase (decrease) in net assets resulting from operations	2,955,705,349	(33,357,167)
Distributions to shareholders	(835,651,420)	(408,509,406)
Share transactions
Proceeds from sales of shares	15,476,810,855	10,552,036,542
Reinvestment of distributions	788,436,934	407,855,035
Cost of shares redeemed	(7,367,011,490)	(4,743,732,730)
Net increase (decrease) in net assets resulting from share transactions	8,898,236,299	6,216,158,847
Total increase (decrease) in net assets	11,018,290,228	5,774,292,274
Net Assets
Beginning of period	22,411,703,520	16,637,411,246
End of period	$33,429,993,748	$22,411,703,520
Other Information
Shares
Sold	1,518,664,437	1,069,485,869
Issued in reinvestment of distributions	71,866,316	45,736,139
Redeemed	(730,138,079)	(480,126,871)
Net increase (decrease)	860,392,674	635,095,137

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Fidelity U.S. Total Stock Fund

Years ended May 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$9.72	$9.96	$10.00
Income from Investment Operations
Net investment income (loss)B	.22	.18	.01
Net realized and unrealized gain (loss)	.94	(.20)	(.05)
Total from investment operations	1.16	(.02)	(.04)
Distributions from net investment income	(.17)	(.09)C	–
Distributions from net realized gain	(.16)	(.13)C	–
Total distributions	(.32)D	(.22)	–
Net asset value, end of period	$10.56	$9.72	$9.96
Total ReturnE,F	11.84%	(.04)%	(.40)%
Ratios to Average Net AssetsG,H,I
Expenses before reductions	.39%	.42%	.54%J
Expenses net of fee waivers, if any	.14%	.17%	.29%J,K
Expenses net of all reductions	.14%	.17%	.29%J,K
Net investment income (loss)	2.14%	1.81%	.55%J
Supplemental Data
Net assets, end of period (000 omitted)	$33,429,994	$22,411,704	$16,637,411
Portfolio turnover rateI	52%	61%	126%L,M

 A For the period March 20, 2018 (commencement of operations) to May 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $.32 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $.155 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 I Amounts do not include the activity of Underlying Funds.

 J Annualized

 K Audit fees are not annualized.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

 M Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2020

1. Organization.

Strategic Advisers Fidelity U.S. Total Stock Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $13,988 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, options, foreign currency transactions, passive foreign investment companies (PFIC), certain conversion ratio adjustments, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,881,771,848
Gross unrealized depreciation	(2,045,770,662)
Net unrealized appreciation (depreciation)	$1,836,001,186
Tax Cost	$31,752,078,620

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$230,608,332
Net unrealized appreciation (depreciation) on securities and other investments	$1,836,020,576

The Fund intends to elect to defer to its next fiscal year $102,700,301 of capital losses recognized during the period November 1, 2019 to May 31, 2020.

The tax character of distributions paid was as follows:

	May 31, 2020	May 31, 2019
Ordinary Income	$518,460,093	$ 388,841,180
Long-term Capital Gains	317,191,327	19,668,226
Total	$835,651,420	$ 408,509,406

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	23,557,792,613	14,346,628,908

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .38% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Geode Capital Management, LLC (Geode) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Geode has not been allocated any portion of the Fund's assets. Geode in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Effective July 1, 2019 accounting fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. For the period, the fees were equivalent to less than .005%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Fidelity U.S. Total Stock Fund	$287,765

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund redeemed 7,586,207 shares of Fidelity Large Cap Stock Fund in exchange for investments with a value of $257,324,134. The Fund had a net realized gain of $8,193,103 on the Fund's redemptions of Fidelity Large Cap Stock Fund shares. The Fund recognized net gains on the exchanges for federal income tax purposes.

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $49,190.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Strategic Advisers Fidelity U.S. Total Stock Fund	$65,077

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2022. During the period, this waiver reduced the Fund's management fee by $69,399,387.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $477,273 for the period.

In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $32,123 and $127.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds.

Fund	% of shares held
Fidelity Large Cap Value Enhanced Index Fund	56%
Fidelity SAI Inflation-Focused Fund	24%
Fidelity SAI U.S. Large Cap Index Fund	15%
Fidelity SAI U.S. Low Volatility Index Fund	16%
Fidelity SAI U.S. Momentum Index Fund	39%
Fidelity SAI U.S. Quality Index Fund	45%
Fidelity SAI U.S. Value Index Fund	58%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity U.S. Total Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity U.S. Total Stock Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended May 31, 2020 and for the period March 20, 2018 (commencement of operations) through May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the two years in the period ended May 31, 2020 and for the period March 20, 2018 (commencement of operations) through May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 16, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research, the Board of Trustees of the Museum of Fine Arts Boston and the Board of Overseers of the Massachusetts Eye and Ear Infirmary.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit), and member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-present) (technology company). Previously, Ms. Steiger served as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Christine Marcks (1955)

Year of Election or Appointment: 2019

Member of the Advisory Board

Ms. Marcks also serves as a Member of the Advisory Board of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2019 to May 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period-B December 1, 2019 to May 31, 2020
Actual	.14%	$1,000.00	$979.30	$.69
Hypothetical-C		$1,000.00	$1,024.30	$.71

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2020, $275,346,977, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 59% and 70% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 67% and 75% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 11% and 6% of the dividends distributed in July and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

TSF-ANN-0720
1.9887487.102

Strategic Advisers® Tax-Sensitive Short Duration Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

May 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2020	Past 1 year	Life of fundA
Strategic Advisers® Tax-Sensitive Short Duration Fund	1.53%	1.69%

 A From December 28, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Tax-Sensitive Short Duration Fund on December 28, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Period Ending Values
$10,416	Strategic Advisers® Tax-Sensitive Short Duration Fund
$10,560	Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a gain for the 12 months ending May 31, 2020, an unprecedented period of economic uncertainty and heightened market volatility. The Bloomberg Barclays Municipal Bond Index rose 3.98% for the year, led by higher-quality, longer-term issues. The municipal market rose strongly in summer 2019, bolstered by a series of interest rate cuts by the U.S. Federal Reserve and below-average gross municipal bond issuance. After posting a -0.81% return in September amid concerns about potential interest rate hikes, the municipal market rose just 0.74% in the fourth quarter of 2019, constrained by a meaningful increase in the supply of new municipal bonds. Although the muni market entered 2020 with solid gains in January (+1.80%) and February (+1.29%), it suffered steep declines in March (-3.63%) and April (-1.26%) when the escalation of coronavirus infections in the United States and Europe triggered a global recession and sparked record shareholder outflows from municipal bonds. The muni market staged one of its strongest-ever rebounds in May (+3.18%), as investors returned to the asset class given growing economic optimism amid state reopenings. Sentiment was further boosted by the Fed’s strengthened support for the U.S. economy, especially expanded quantitative easing programs and new lending facilities to provide funds to banks, companies and municipalities.

Comments from Lead Portfolio Manager Chris Heavey:  For the fiscal year, the Fund gained 1.53%, performing about in line with the 1.63% return of the benchmark Strategic Advisers® Tax-Sensitive Short-Duration Composite Index. During the first half of the period, we rebalanced the portfolio by reducing the Fund's allocation to the Ultra Short Fixed Income strategy from sub-adviser Wells Capital Management. This shift increased the Fund's interest rate sensitivity and also positioned the portfolio more conservatively by cutting exposure to lower-rated bonds. The Fund's somewhat longer duration, relative to the benchmark, hurt performance during March's market turmoil, as short-term interest rates rose sharply. The municipal bond market took longer to rebound than the taxable market, mostly due to risk aversion by retail investors, along with a lag in the implementation of the U.S. Federal Reserve's program to bolster liquidity in the tax-exempt market. The market then rebounded strongly in May. Within this environment, the sub-advised strategy from Wells Capital (+1.8%) referenced above and the Limited Term Municipal Income mandate (+2.4%) from sub-adviser FIAM℠ added the most value versus the benchmark. The longer-than-benchmark durations of both of these managers helped the Fund's performance for the period as a whole. Exposure to municipal credit via the Wells Capital strategy provided a further relative boost. On the downside, cash was the portfolio's primary relative detractor the past 12 months. As it relates to positioning shifts, we added JPMorgan Ultra-Short Municipal Fund during the period. As of May 31, we think retail investors have regained a level of comfort in the tax-free market. Also, a large amount of bond maturities are on the near-term horizon, which we believe will support the market's supply-and-demand backdrop.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2020

(excluding cash equivalents)	% of fund's net assets
JPMorgan Ultra-Short Municipal Fund Class I	3.7
New York Metropolitan Transportation Authority Rev.	2.8
Illinois Gen. Oblig.	2.0
Michigan Fin Auth Rev	1.3
Denver City & County Airport Rev.	1.2
Port Arthur Navigation Dist. Environmental Facilities Rev.	1.1
Clark County Airport Rev.	1.1
Palm Beach County Health Facs. Auth. Rev.	1.0
Texas General Obligation	1.0
New Jersey Transportation Trust Fund Auth.	0.9

Top Five Sectors as of May 31, 2020

% of fund's net assets
General Obligations	18.9
Transportation	13.6
Health Care	9.3
Synthetics	6.7
Other	6.2

Quality Diversification (% of fund's net assets)

As of May 31, 2020
AAA,AA,A	46.4%
BBB	7.4%
Not Rated	5.2%
Equities	3.9%
Short-Term Investments and Net Other Assets	37.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of May 31, 2020
Municipal Bonds	28.7%
Short-Term Funds	3.7%
Investment Companies	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	67.4%

Schedule of Investments May 31, 2020

Showing Percentage of Net Assets

Municipal Bonds - 56.5%
	Principal Amount	Value
Alabama - 0.7%
Alabama Spl. Care Facilities Fing. Auth. Birmingham Rev. Bonds Series 2006 C1, 1.85%, tender 11/1/22 (a)	1,025,000	1,050,963
Black Belt Energy Gas District:
(Proj. No. 4) Series 2019 A:	$	$
4% 6/1/20	1,500,000	1,500,000
4% 6/1/21	1,250,000	1,282,448
4% 6/1/23	1,750,000	1,872,710
Bonds:
Series 2016 A, 4%, tender 6/1/21 (a)	7,435,000	7,644,528
Series 2017 A, 4%, tender 7/1/22 (a)	4,040,000	4,263,897
Health Care Auth. for Baptist Health Series 2006 B, 1.09%, tender 11/15/37 (a)	1,300,000	1,300,000
Jefferson County Gen. Oblig. Series 2018 B, 5% 4/1/21	270,000	280,240
Lower Alabama Gas District (No. 2 Proj.) Series 2020, 4% 12/1/21	100,000	103,587
Mobile County Board of School Commissioners:
Series 2016 A:
5% 3/1/22	15,000	16,178
5% 3/1/23	20,000	22,336
5% 3/1/24	25,000	28,849
5% 3/1/25	25,000	29,704
Series 2016 B:
5% 3/1/22	80,000	86,283
5% 3/1/23	405,000	452,308
5% 3/1/24	45,000	51,927
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/21	10,000	10,241
5% 3/1/22	70,000	73,891
Southeast Alabama Gas Supply District Bonds Series 2018 A, 4%, tender 4/1/24(a)	4,000,000	4,331,760

TOTAL ALABAMA		24,401,850

Alaska - 0.1%
Anchorage Gen. Oblig.:
Series B, 5% 9/1/22	30,000	33,193
Series C, 5% 9/1/22	20,000	22,128
Valdez Marine Term. Rev. (BP Pipelines (Alaska), Inc. Proj.):
Series 2003 B, 5% 1/1/21	3,870,000	3,942,278
Series 2003 C, 5% 1/1/21	670,000	682,513

TOTAL ALASKA		4,680,112

Arizona - 2.2%
Arizona Ctfs. of Prtn. Series 2019 A:
5% 10/1/21	140,000	149,061
5% 10/1/22	150,000	166,349
5% 10/1/24	195,000	231,629
Arizona Health Facilities Auth. Hosp. Sys. Rev. Series 2012 A, 5% 2/1/21	500,000	513,363
Arizona Health Facilities Auth. Rev.:
(Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/21	25,000	26,417
5% 12/1/22	15,000	16,401
5% 12/1/23	20,000	22,550
5% 12/1/24	35,000	40,565
Bonds Series 2013 A3, SIFMA Municipal Swap Index + 1.850% 1.99%, tender 2/1/23 (a)(b)	2,000,000	2,031,240
Arizona State Lottery Rev. Series 2019, 5% 7/1/20	145,000	145,568
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2005, 2.4%, tender 8/14/23 (a)	5,100,000	5,304,612
Series 2007, 2.7%, tender 8/14/23 (a)(c)	6,500,000	6,800,950
Series 2019, 5%, tender 6/3/24 (a)(c)	1,570,000	1,801,889
Coconino County Poll. Cont. Corp. Rev. Bonds:
Series 2017 A, 1.875%, tender 3/31/23 (a)(c)	415,000	418,324
Series 2017 B, 1.65%, tender 3/31/23 (a)	865,000	871,574
Glendale Gen. Oblig.:
Series 2015, 5% 7/1/22 (FSA Insured)	20,000	21,976
Series 2017, 5% 7/1/22	75,000	81,344
Glendale Trans. Excise Tax Rev.:
5% 7/1/21 (FSA Insured)	15,000	15,775
5% 7/1/22 (FSA Insured)	25,000	27,470
5% 7/1/23 (FSA Insured)	30,000	34,319
Maricopa County Rev.:
Bonds:
Series 2019 B, SIFMA Municipal Swap Index + 0.380% 0.52%, tender 10/18/22 (a)(b)	4,185,000	4,122,183
Series B, 5%, tender 10/18/22 (a)	2,980,000	3,251,508
Series 2016 A, 5% 1/1/25	105,000	122,666
Phoenix Ariz Ind. Dev. Auth. Rev. Series 2015A, 3% 7/1/20 (d)	220,000	219,904
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2013, 5% 7/1/21 (c)	2,750,000	2,860,000
Series 2018:
5% 7/1/20 (c)	620,000	621,868
5% 7/1/23 (c)	1,100,000	1,217,535
Series 2019 B, 5% 7/1/23 (c)	1,000,000	1,105,260
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 2.1%, tender 12/1/35 (a)(c)	23,380,000	23,403,597
Pima County Ctfs. of Prtn. Series 2014:
5% 12/1/21	50,000	53,493
5% 12/1/22	55,000	61,333
5% 12/1/23	75,000	86,880
Pima County Swr. Sys. Rev. Series 2020 A:
5% 7/1/22	285,000	312,839
5% 7/1/23	260,000	297,003
Scottsdale Indl. Dev. Auth. Hosp. Rev. Series 2006 F, 1.1%, tender 9/1/45 (FSA Insured) (a)	14,725,000	14,725,000
Western Maricopa Ed. Ctr. District Series 2019 B, 4% 7/1/21	1,365,000	1,419,286
Yavapai County Indl. Dev. Auth. Series 2019:
5% 8/1/21	225,000	234,956
5% 8/1/22	425,000	459,646
5% 8/1/23	355,000	396,315

TOTAL ARIZONA		73,692,648

Arkansas - 0.5%
Arkansas Dev. Fin. Auth. Multi-family Hsg. Rev.:
(NLR Rad Family Homes Proj.) Series 2020, 1.2%, tender 9/1/22 (a)	5,000,000	5,060,300
Bonds:
(Hsg. Alliance 2 Proj.) Series 2018 B, 2.1%, tender 12/1/20 (a)	2,900,000	2,923,121
Series 2018 A, 2.1%, tender 12/1/20 (a)	8,000,000	8,063,382
Little Rock School District Series 2017, 3% 2/1/21	1,470,000	1,496,003

TOTAL ARKANSAS		17,542,806

California - 1.8%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series 2017 G, 2%, tender 4/1/24 (a)	1,120,000	1,145,861
Series A, 2.95%, tender 4/1/26 (a)	115,000	123,608
Series B, 2.85%, tender 4/1/25 (a)	95,000	100,853
Burbank Glendale Pasadena Arpt. Auth. Rev. Series B, 5% 7/1/23 (c)	1,290,000	1,422,909
California Gen. Oblig.:
Bonds:
Series 2012 A, SIFMA Municipal Swap Index + 0.250% 0.39%, tender 6/4/20 (a)(b)	5,995,000	5,965,624
Series 2013, SIFMA Municipal Swap Index + 0.380% 0.52%, tender 12/1/22 (a)(b)	3,270,000	3,233,605
Series 2020, 5% 3/1/22	3,180,000	3,440,251
5.25% 9/1/22	35,000	38,862
California Infrastructure and Econ. Dev. Bank Rev. Bonds:
Series 2012 B, 1 month U.S. LIBOR + 0.200% 0.46%, tender 6/1/20 (a)(b)	5,000,000	4,964,597
Series 2018 A, 1 month U.S. LIBOR + 0.380% 0.502%, tender 8/1/21 (a)(b)	400,000	392,392
Series 2018 C, 1 month U.S. LIBOR + 0.380% 0.502%, tender 8/1/21 (a)(b)	1,555,000	1,525,424
Series 2018 D, 1 month U.S. LIBOR + 0.380% 0.502%, tender 8/1/21 (a)(b)	5,500,000	5,395,390
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2017 A2, 1.95%, tender 11/1/42 (a)(c)(d)	3,500,000	3,502,406
California Statewide Cmntys. Dev. Auth. Rev. Series 2007:
1.09%, tender 7/1/40 (FSA Insured) (a)	4,075,000	4,075,000
1.09%, tender 7/1/41 (FSA Insured) (a)	2,225,000	2,225,000
Compton Unified School District Series 2006 D, 0% 6/1/20 (AMBAC Insured)	2,280,000	2,280,000
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2017 A1:
5% 6/1/21	25,000	25,969
5% 6/1/22	40,000	42,966
5% 6/1/23	45,000	49,837
5% 6/1/24	25,000	28,497
Series A, 0% 6/1/24 (AMBAC Insured)	75,000	71,988
Long Beach Hbr. Rev. Series 2020 C, 4% 7/15/21	2,500,000	2,595,825
Los Angeles Dept. Arpt. Rev.:
Series 2017 B, 5% 5/15/23 (c)	800,000	885,168
Series F, 5% 5/15/22 (c)	1,400,000	1,506,890
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	20,000	22,414
Palomar Pomerado Health Care Dis:
Series 2006 A, 1.75%, tender 11/1/36 (FSA Insured) (a)	5,125,000	5,125,000
Series 2006 B, 1.9%, tender 11/1/36 (FSA Insured) (a)	4,925,000	4,925,000
Series 2006 C, 1.74%, tender 11/1/36 (FSA Insured) (a)	2,400,000	2,400,000
Port of Oakland Rev. Series 2012 P, 5% 5/1/21 (c)	55,000	56,791
San Diego Pub. Facilities Fing. Auth. Wtr. Rev. Series 2020 A:
5% 8/1/20	500,000	503,996
5% 8/1/21	250,000	264,095
5% 8/1/22	250,000	275,995
San Jose Int. Arpt. Rev. Series 2017 A, 5% 3/1/21 (c)	2,550,000	2,622,790
San Pablo Redev. Agcy. Series 2014 A, 5% 6/15/24 (FSA Insured)	30,000	34,992
Washington Township Health Care District Rev. Series 2019 A, 5% 7/1/20	400,000	401,238

TOTAL CALIFORNIA		61,671,233

Colorado - 1.1%
Colorado Ctfs. of Prtn. Series 2020 A, 5% 12/15/21	2,000,000	2,144,280
Colorado Health Facilities Auth.:
Bonds:
(Valley View Hosp. Assoc. Proj.) Series 2018, 2.8%, tender 5/15/23 (a)	495,000	518,488
Series 2019 B:
5%, tender 8/1/25 (a)	300,000	337,428
5%, tender 8/1/26 (a)	240,000	275,705
5%, tender 11/19/26 (a)	1,490,000	1,838,347
Series 2019 A, 5% 11/1/20	2,000,000	2,039,524
Series 2019, 4% 1/1/21	650,000	647,807
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	620,000	614,383
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (a)	115,000	121,751
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	200,000	223,018
Series 2019 H, 4.25% 11/1/49	110,000	122,682
Colorado Reg'l. Trans. District Ctfs. of Prtn.:
Series 2013 A:
5% 6/1/20	115,000	115,000
5% 6/1/23	250,000	282,268
Series 2014 A, 5% 6/1/23	85,000	95,971
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2017C-2, 5%, tender 3/1/22 (a)	1,120,000	1,177,669
Denver City & County Arpt. Rev.:
(Sub Lien Proj.) Series 2013 A, 5% 11/15/21 (c)	900,000	950,445
Series 2007, 1%, tender 11/15/25 (a)	1,050,000	1,050,000
Series 2011 A, 5.25% 11/15/22 (c)	1,750,000	1,861,073
Series 2012 A:
5% 11/15/22 (c)	520,000	567,206
5% 11/15/23 (c)	250,000	273,395
Series 2013 A, 5% 11/15/22 (c)	500,000	544,755
Series 2017 A:
5% 11/15/21 (c)	565,000	596,668
5% 11/15/22 (c)	3,455,000	3,768,645
Series 2018 A:
5% 12/1/20 (c)	8,375,000	8,542,430
5% 12/1/21 (c)	1,000,000	1,057,760
5% 12/1/23 (c)	250,000	280,783
Denver Health & Hosp. Auth. Healthcare Rev. Series 2017 A, 5% 12/1/20 (d)	325,000	330,483
E-470 Pub. Hwy. Auth. Rev.:
Bonds Series 2019 A, 1 month U.S. LIBOR + 0.420% 0.536%, tender 9/1/21 (a)(b)	2,250,000	2,225,295
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	805,000	804,066
Series 2015 A:
2.35% 9/1/20	100,000	100,464
5% 9/1/20	275,000	278,072
Series B:
0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	998,839
0% 9/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	525,000	521,740
Pueblo Colo Urban Renewal Auth. Series 2017, 2.75% 6/1/20	155,000	155,000
Vauxmont Metropolitan District Series 2019:
5% 12/15/22	100,000	110,186
5% 12/15/23	120,000	136,433

TOTAL COLORADO		35,708,059

Connecticut - 1.8%
City of New Haven Series A, 5% 8/1/22	1,000,000	1,069,950
Connecticut Gen. Oblig.:
Series 2011 B, 5% 5/15/21	830,000	864,235
Series 2011 D, 5% 11/1/22	185,000	195,595
Series 2012 C, 5% 6/1/21	510,000	532,016
Series 2013 D, 5% 8/15/20	190,000	191,678
Series 2014 A:
4% 3/1/21	500,000	512,461
4% 3/1/22	450,000	475,092
Series 2014 H, 5% 11/15/21	680,000	721,473
Series 2015 A, 5% 3/15/22	1,035,000	1,112,304
Series 2015 C, SIFMA Municipal Swap Index + 0.900% 1.04% 6/15/21 (a)(b)	2,500,000	2,509,777
Series 2015 F, 5% 11/15/20	275,000	280,424
Series 2016 A, 5% 3/15/26	45,000	53,856
Series 2016 B:
5% 5/15/21	1,875,000	1,952,339
5% 5/15/22	350,000	377,787
Series 2016 E, 5% 10/15/20	1,080,000	1,097,379
Series 2016 G:
3% 11/1/20	335,000	338,275
5% 11/1/21	1,200,000	1,271,232
Series 2017 B, 3% 4/15/22	425,000	442,476
Series 2018 B, 5% 4/15/22	810,000	873,310
Series 2018 E, 5% 9/15/20	415,000	420,171
Series 2018 F:
5% 9/15/20	750,000	759,346
5% 9/15/21	665,000	701,010
5% 9/15/22	225,000	245,822
Series 2019 A, 5% 4/15/23	1,000,000	1,113,250
Series 2019 B, 5% 2/15/22	6,000,000	6,428,460
Series B, 4% 6/15/21	250,000	258,635
Series C, 5% 6/15/21	1,000,000	1,044,844
Series D, SIFMA Municipal Swap Index + 1.020% 1.16% 8/15/20 (a)(b)	890,000	890,971
Connecticut Health & Edl. Facilities Auth. Rev.:
(Connecticut St Univ. Sys. Proj.) Series 2013 N, 5% 11/1/20	2,035,000	2,069,115
(Stamford Hosp. Proj.) Series 2010 I, 5% 7/1/20	900,000	902,823
Bonds:
Series 2014 A, 1.1%, tender 2/7/23 (a)	5,000,000	5,097,900
Series 2014 B, 1.8%, tender 7/1/24 (a)	345,000	357,803
Series 2015 A, 2.05%, tender 7/21/21 (a)	9,975,000	10,173,004
Series 2018 S, 5% 7/1/20	1,200,000	1,203,319
Series A, 5% 7/1/21 (Escrowed to Maturity)	800,000	840,352
Series N:
5% 7/1/21	610,000	640,226
5% 7/1/22	400,000	417,264
5% 7/1/23	415,000	439,352
Connecticut Higher Ed. Supplemental Ln. Auth. Rev.:
(Chesla Ln. Prog.) Series 2017 A, 5% 11/15/22 (c)	300,000	326,091
Series 2017 B:
5% 11/15/21 (c)	655,000	689,813
5% 11/15/23 (c)	125,000	139,674
Connecticut Hsg. Fin. Auth.:
(Ct Gen. Hsg. 9/27/72 Proj.) Series 2012 A, 2.4% 11/15/20	270,000	272,317
Bonds:
Series 2017 E-3, 1.5%, tender 10/1/20 (a)	505,000	505,385
Series 2019 E, 1.625%, tender 11/15/22 (a)	3,000,000	3,011,970
Series 2013 B2, 4% 11/15/32	50,000	51,571
Series 2016 F, 1.6% 11/15/20 (c)	565,000	567,678
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2012 A, 5% 1/1/23	480,000	528,802
Series 2012 B, 5% 1/1/21	325,000	332,946
Series 2016 A, 5% 9/1/21	700,000	736,582
Series A:
4% 5/1/21	250,000	257,338
5% 1/1/22	200,000	212,904
5% 5/1/22	680,000	732,782
Series B, 5% 10/1/21	970,000	1,023,932
Hartford Gen. Oblig. Series 2012 A, 5% 4/1/21 (FSA Insured)	2,000,000	2,077,908
Naugatuck Ctfs. of Prtn. (Naugatuck Incineration Facilities Proj.) Series 2014 A, 5% 6/15/20 (c)	315,000	315,499
New Britain Gen. Oblig. Series 2017 A, 5% 3/1/21 (FSA Insured)	90,000	93,092
New Haven Gen. Oblig.:
Series 2016 A, 5% 8/15/25 (FSA Insured)	20,000	22,963
Series B, 5% 2/1/22	350,000	374,609
Univ. of Connecticut Gen. Oblig.:
Series 2016 A, 5% 3/15/22	190,000	203,243
Series 2019 A, 5% 11/1/25	225,000	266,254

TOTAL CONNECTICUT		61,618,679

Delaware, New Jersey - 0.0%
Delaware River & Bay Auth. Rev. Series 2014 C, 5% 1/1/21	45,000	46,236
District Of Columbia - 0.6%
District of Columbia Gen. Oblig. Series 2007 B, 5.25% 6/1/20 (FSA Insured)	600,000	600,000
District of Columbia Hsg. Fin. Agcy. Multi-family Hsg. Rev. Bonds (Liberty Place Apts. Proj.) Series 2018, 2.13%, tender 12/1/20 (a)	5,000,000	5,038,169
District of Columbia Income Tax Rev. Series 2020 B, 5% 10/1/22	600,000	667,026
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2011 C:
5% 10/1/21 (c)	250,000	263,455
5% 10/1/22 (c)	430,000	451,552
5% 10/1/23 (c)	140,000	146,997
5% 10/1/24 (c)	115,000	120,701
Series 2012 A:
5% 10/1/22 (c)	140,000	152,414
5% 10/1/23 (c)	500,000	543,610
Series 2013 A, 5% 10/1/20 (c)	2,415,000	2,447,735
Series 2014 A:
5% 10/1/20 (c)	540,000	547,320
5% 10/1/21 (c)	400,000	421,528
5% 10/1/23 (c)	10,000	11,230
Series 2017 A, 5% 10/1/26 (c)	145,000	174,899
Series 2019 A:
5% 10/1/20 (c)	800,000	810,844
5% 10/1/21 (c)	130,000	136,997
5% 10/1/22 (c)	290,000	315,714
5% 10/1/23 (c)	50,000	56,151
5% 10/1/25 (c)	155,000	183,177
Series 2020 A:
5% 10/1/21 (c)(e)	1,200,000	1,259,760
5% 10/1/22 (c)(e)	1,750,000	1,898,593
5% 10/1/23 (c)(e)	925,000	1,035,436
5% 10/1/24 (c)(e)	530,000	610,004
5% 10/1/25 (c)(e)	530,000	624,605
Washington D.C. Metropolitan Transit Auth. Rev. Series 2018, 5% 7/1/20	1,000,000	1,003,590

TOTAL DISTRICT OF COLUMBIA		19,521,507

Florida - 2.7%
Alachua County Health Facilities Auth. Health Facilities Rev. Series 2019 B1, 5% 12/1/20	550,000	562,778
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/21	20,000	20,957
Series 2015 C:
5% 7/1/21	15,000	15,718
5% 7/1/22	80,000	87,323
5% 7/1/23	65,000	73,650
Broward County Arpt. Sys. Rev.:
Series 2012 P1:
5% 10/1/20 (c)	2,000,000	2,026,100
5% 10/1/25 (c)	1,000,000	1,074,040
Series 2012 P2, 5% 10/1/22	230,000	250,116
Series 2012 Q, 5% 10/1/21 (c)	320,000	336,566
Series 2013 A, 5% 10/1/20 (c)	300,000	303,915
Series 2015 A, 5% 10/1/20 (c)	1,750,000	1,772,837
Series 2015 C:
5% 10/1/20 (c)	1,000,000	1,013,050
5% 10/1/24 (c)	110,000	125,937
Series 2017, 5% 10/1/20 (c)	1,030,000	1,043,441
Series 2019 A, 5% 10/1/21 (c)	2,185,000	2,298,117
Series 2019 B:
5% 10/1/20 (c)	925,000	937,071
5% 10/1/21 (c)	1,665,000	1,751,197
5% 10/1/23 (c)	700,000	780,514
Series 2019, 5% 10/1/20 (c)	2,770,000	2,806,148
Series A:
5% 10/1/22 (c)	65,000	70,372
5% 10/1/23 (c)	90,000	100,352
Broward County Fin. Auth. Multi-family Hsg. Rev. Bonds Series 2019 B, 1.2%, tender 8/1/21 (a)	4,000,000	4,042,480
Broward County Port Facilities Rev. Series 2011 B:
4.625% 9/1/27 (Pre-Refunded to 9/1/21 @ 100) (c)	475,000	498,593
5% 9/1/20 (c)	165,000	166,265
5% 9/1/20 (Escrowed to Maturity) (c)	335,000	338,632
5% 9/1/21 (c)	115,000	119,385
5% 9/1/21 (Escrowed to Maturity) (c)	240,000	253,037
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2017 C, 5% 7/1/22	70,000	75,996
Series 2015 A:
5% 7/1/21	100,000	104,888
5% 7/1/22	345,000	374,553
5% 7/1/23	60,000	67,455
5% 7/1/24	30,000	34,818
Series 2015 B:
5% 7/1/22	100,000	108,566
5% 7/1/23	60,000	67,455
5% 7/1/24	25,000	29,015
Central Florida Expressway Auth. Sr. Lien Rev.:
Series 2019 A:
5% 7/1/20	360,000	361,171
5% 7/1/21	625,000	652,006
Series 2019 B:
5% 7/1/20	500,000	501,626
5% 7/1/21	1,000,000	1,043,210
Citizens Property Ins. Corp. Series 2012 A1:
5% 6/1/21	2,715,000	2,833,595
5% 6/1/22	365,000	395,445
Escambia County Poll. Cont. Rev. (Gulf Pwr. Co. Proj.) Series 2003, 2.6% 6/1/23	700,000	742,707
Escambia County Solid Waste Disp. Rev. Bonds (Gulf Pwr. Co. Proj.) Series 2009 1, 1.8%, tender 11/19/20 (a)	400,000	402,350
Florida Higher Edl. Facilities Fing. Auth. Series 2019:
5% 10/1/20	225,000	226,754
5% 10/1/21	450,000	463,779
Florida Hsg. Fin. Corp. Multi-family Mtg. Rev. Series 2019 A, 2% 8/1/21	2,500,000	2,538,900
Florida Hsg. Fin. Corp. Rev. Series 2017:
1.95% 1/1/21	410,000	413,441
2% 7/1/21	355,000	360,527
2.05% 1/1/22	275,000	281,399
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/21	20,000	20,636
5% 10/1/22	45,000	47,300
5% 10/1/23	55,000	58,746
5% 10/1/24	45,000	48,674
5% 10/1/25	40,000	43,768
5% 10/1/26	45,000	49,008
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2011 B, 4% 10/1/22 (c)	500,000	520,035
Series 2015 A, 4% 10/1/22 (c)	430,000	457,959
Series 2016, 5% 10/1/20 (c)	100,000	101,288
Series 2017 A:
5% 10/1/25 (c)	20,000	23,670
5% 10/1/26 (c)	45,000	54,339
Series 2019 A:
5% 10/1/20 (c)	1,380,000	1,397,776
5% 10/1/22 (c)	2,415,000	2,630,321
5% 10/1/23 (c)	700,000	787,087
Halifax Hosp. Med. Ctr. Rev. Series 2015, 5% 6/1/23	30,000	33,323
Hillsborough County Aviation Auth. Rev. Series A, 5% 10/1/25 (c)	520,000	572,494
Hillsborough County School District Sales Tax Rev. Series 2015 B, 5% 10/1/22 (FSA Insured)	45,000	49,905
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/20	20,000	20,072
5% 7/1/22	45,000	48,923
5% 7/1/23	175,000	197,143
Jacksonville Elec. Auth. Elec. Sys. Rev.:
Series 2013 B, 5% 10/1/21	820,000	868,642
Series 2013 C, 5% 10/1/22 (Escrowed to Maturity)	430,000	477,541
Series 2013 D, 5% 10/1/20	670,000	679,986
Series 2014 A:
5% 10/1/20	770,000	781,476
5% 10/1/21	1,380,000	1,461,862
JEA Saint Johns River Pwr. Park Sys. Rev. Series 6, 5% 10/1/20	250,000	250,845
Lee County Solid Waste Sys. Rev. Series 2016, 5% 10/1/20 (c)	1,425,000	1,444,844
Manatee County Rev. Series 2013, 5% 10/1/22	20,000	22,175
Manatee County School District Series 2017, 5% 10/1/24 (FSA Insured)	30,000	35,088
Miami Dade County Hsg. Multifamily Hsg. Rev. Bonds Series 2020, 1.4%, tender 4/1/22 (a)	4,000,000	4,038,760
Miami Health Facilities Auth. Rev. Series 2017, 5% 7/1/20	110,000	109,891
Miami-Dade County Aviation Rev.:
Series 2012 A:
5% 10/1/20 (c)	4,150,000	4,203,877
5% 10/1/21 (c)	335,000	352,249
5% 10/1/24 (c)	200,000	215,906
Series 2014:
5% 10/1/20(c)	1,160,000	1,175,060
5% 10/1/22 (c)	235,000	254,026
Series 2015 A, 5% 10/1/21 (c)	255,000	268,130
Series 2017 B:
2.75% 10/1/20 (c)	1,150,000	1,156,421
5% 10/1/20 (c)	2,800,000	2,836,351
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.):
5% 7/1/20	20,000	20,065
5% 7/1/21	345,000	359,907
5% 7/1/22	45,000	48,699
5% 7/1/23	45,000	48,825
Series 2014 A, 5% 7/1/21	250,000	260,803
Series 2014 B:
5% 7/1/20	250,000	250,813
5% 7/1/22	35,000	37,877
5% 7/1/23	70,000	78,108
Miami-Dade County Health Facilities Auth. Hosp. Rev. Series 2010, 5.25% 8/1/21	85,000	85,580
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt. of Florida Proj.) Series 2018, 2.85%, tender 8/2/21 (a)(c)	3,960,000	4,012,351
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/20	215,000	218,985
5% 11/1/21	135,000	143,448
5% 11/1/22	65,000	71,945
5% 11/1/23	165,000	189,463
Series 2015 A:
5% 5/1/21	415,000	431,888
5% 5/1/22	605,000	655,941
5% 5/1/23	1,040,000	1,172,954
Series 2015 D, 5% 2/1/22	410,000	440,176
North Broward Hosp. District Rev. Series 2017 B, 5% 1/1/21	380,000	388,482
Orange County Health Facilities Auth. Series B:
5% 10/1/20	1,660,000	1,686,200
5% 10/1/21	1,330,000	1,413,670
5% 10/1/22	1,295,000	1,409,828
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/22	305,000	334,725
Palm Beach County Health Facilities Auth. Hosp. Rev.:
Series 2014:
5% 12/1/20 (Escrowed to Maturity)	30,000	30,715
5% 12/1/21 (Escrowed to Maturity)	35,000	37,445
5% 12/1/23 (Escrowed to Maturity)	5,000	5,800
5% 12/1/24 (Escrowed to Maturity)	10,000	12,028
Series 2019:
5% 8/15/20	1,700,000	1,713,077
5% 8/15/21	425,000	444,168
Palm Beach County School Board Ctfs. of Prtn.:
(Palm Beach County School District Proj.):
Series 2018 A, 5% 8/1/21	2,000,000	2,105,260
Series 2018 B, 5% 8/1/21	1,100,000	1,157,893
Series 2014 B:
4% 8/1/21	90,000	93,694
5% 8/1/21	115,000	121,052
5% 8/1/22	20,000	22,043
Pasco County School District Sales Tax Rev. Series 2013:
5% 10/1/20	20,000	20,262
5% 10/1/21	120,000	126,245
5% 10/1/22	20,000	21,749
Pinellas County Hsg. Fin. Auth. Bonds (Lutheran Apts. Proj.) Series 2019 B, 1.25%, tender 8/1/21 (a)	1,625,000	1,639,024
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/25	20,000	24,361
5% 7/1/26	25,000	31,311
Tallahassee Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/21	65,000	68,310
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev. Series 2005, 5.5% 10/1/22 (FGIC Insured)	30,000	33,655
Tampa Solid Waste Sys. Rev. Series 2013, 5% 10/1/20 (Escrowed to Maturity) (c)	585,000	593,976
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.):
Series 2012 A, 5% 9/1/20	40,000	40,464
Series 2016 A, 5% 9/1/20	150,000	151,740
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
4% 10/15/21	390,000	402,246
4% 10/15/22	300,000	315,480
5% 10/15/23	590,000	650,788
5% 10/15/24	1,000,000	1,124,320
5% 10/15/25	1,000,000	1,145,460
5% 10/15/26	750,000	875,663
5% 10/15/27	165,000	194,542

TOTAL FLORIDA		89,707,348

Georgia - 2.8%
Atlanta Arpt. Rev.:
Series 2019 B, 5% 7/1/22 (c)	445,000	480,524
5% 1/1/22	20,000	21,326
Atlanta Urban Residential Fin. Auth. Bonds:
(Bethel Towers Apt. Proj.) Series 2018, 2.07%, tender 11/1/20 (a)	10,000,000	10,012,015
(Creekside at Adamsville Place Proj.) Series 2019, 1.95%, tender 5/1/21 (a)	7,000,000	7,082,125
(Herndon Square Sr. Apts. Proj.) Series 2019, 1.36%, tender 12/1/21 (a)	3,195,000	3,230,848
Atlanta Urban Residential Fin. Auth. Multi-family Hsg. Rev. Bonds (Parkside Proj.) Series 2019 B, 1.38%, tender 1/1/22 (a)	4,685,000	4,738,784
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.):
Series 2009 1st, 2.75%, tender 3/15/23 (a)	1,500,000	1,552,545
Series 2013, 1.55%, tender 8/19/22 (a)	2,370,000	2,376,352
Brookhaven Dev. Auth. Rev. Series 2019 A, 5% 7/1/22	1,000,000	1,089,360
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994, 2.25%, tender 5/25/23 (a)	1,700,000	1,738,828
Series 1995 5, 2.05%, tender 11/19/21 (a)	375,000	378,248
Series 2008, 1.65%, tender 6/18/21 (a)	940,000	942,231
Series 2012 1st, 1.55%, tender 8/22/22 (a)	2,000,000	2,005,360
Series 2013 1st, 2.925%, tender 3/12/24 (a)	990,000	1,040,421
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2017 E, 3.25%, tender 2/3/25 (a)	100,000	107,202
Series 1996, 2.35%, tender 12/11/20 (a)	1,485,000	1,492,058
Clarke County Hosp. Auth. Series 2016, 5% 7/1/20	190,000	190,724
Cobb County Kennestone Hosp. Auth. Rev. (Wellstar Health Sys., Inc. Proj.) Series 2017 A, 5% 4/1/21	100,000	103,172
DeKalb County Hsg. Auth. Multi-family Hsg. Rev. Bonds Series 2019 A, 2%, tender 2/1/21 (a)	9,000,000	9,076,725
Fayette County Hosp. Auth. Rev. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/24 (a)	750,000	861,323
Fulton County Dev. Auth. Hosp. R (Wellstar Health Sys., Inc. Proj.) Series 2017 A, 5% 4/1/21	85,000	87,696
Fulton County Dev. Auth. (Piedmont Healthcare, Inc. Proj.) Series 2016, 5% 7/1/20	130,000	130,496
Fulton County Dev. Auth. Rev. Series 2019 C:
5% 7/1/21	1,000,000	1,051,560
5% 7/1/22	1,000,000	1,089,360
5% 7/1/23	1,300,000	1,468,740
Georgia Hsg. & Fin. Auth. Rev. Series 2016 B-2, 1.45% 6/1/20 (c)	1,000,000	1,000,000
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Combined Cycle Proj.) Series 2012 A, 5% 11/1/20	300,000	303,959
Series 2008 A, 5.25% 1/1/21	140,000	142,734
Series 2011 A, 5% 1/1/21	4,160,000	4,235,258
Series 2011 B, 5% 1/1/21	450,000	458,141
Series 2015 A, 5% 1/1/21	255,000	259,613
Series 2016 A:
4% 1/1/21	280,000	283,213
5% 1/1/22	350,000	366,979
Series 2019 A:
5% 1/1/21	600,000	610,855
5% 1/1/22	1,495,000	1,567,522
Series C, 5% 1/1/22	1,200,000	1,258,212
Series GG, 5% 1/1/21	255,000	259,688
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U:
5% 10/1/22	20,000	22,155
5% 10/1/23	55,000	63,324
Series R, 5% 10/1/21	110,000	116,768
Griffin-Spalding County Hosp. (Wellstar Health Sys., Inc. Proj.) Series 2017 A, 3% 4/1/21	35,000	35,533
Lagrange-Troup County Hosp. Rev. (Wellstar Health Sys., Inc. Proj.) Series 2017 A, 5% 4/1/21	85,000	87,696
Main Street Natural Gas, Inc.:
Bonds:
Series 2018 A, 4%, tender 9/1/23 (a)	375,000	405,983
Series 2018 E, SIFMA Municipal Swap Index + 0.570% 0.71%, tender 12/1/23 (a)(b)	11,000,000	10,670,990
Seroes 2018 B, 1 month U.S. LIBOR + 0.750% 0.998%, tender 9/1/23 (a)(b)	11,500,000	11,151,435
Series 2019 A, 5% 5/15/22	1,000,000	1,054,970
Series 2019 C:
5% 9/1/20	440,000	443,972
5% 9/1/21	285,000	297,714
Monroe County Dev. Auth. Poll. Cont. Rev.:
(Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	435,000	443,561
Bonds:
(Georgia Pwr. Co. Plant Scherer Proj.):
Series 2009 1, 2.05%, tender 11/19/21 (a)	705,000	711,105
Series 2009, 2.35%, tender 12/11/20 (a)	2,175,000	2,196,184
(Gulf Pwr. Co. Plant Scherer Proj.) Series 2002 1, 2%, tender 6/25/20 (a)	975,000	975,938
Northwest Georgia Hsg. Auth. Multifamily Hsg. Bonds (Meadow Lane Apts. Proj.) Series 2017, 1.7%, tender 9/1/20 (a)	1,500,000	1,503,132
Private Colleges & Univs. Auth. Rev. (The Savannah College of Arts and Design Projs.) Series 2014, 5% 4/1/21	75,000	77,315

TOTAL GEORGIA		93,351,972

Hawaii - 0.0%
Hawaii Dept. of Budget & Fin. Spl. Purp. Rev. (Queens Health Sys. Proj.) Series 2015 B, SIFMA Municipal Swap Index + 0.140% 0.59%, tender 7/1/39 (a)(b)	575,000	575,000
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/20 (c)	65,000	65,453
5% 8/1/21 (c)	10,000	10,490
5% 8/1/21 (FSA Insured) (c)	300,000	314,709
5% 8/1/22 (c)	45,000	48,138
5% 8/1/23 (c)	30,000	32,971

TOTAL HAWAII		1,046,761

Idaho - 0.2%
Idaho Health Facilities Auth. Hosp. Rev. Bonds Series 2013 ID, 0.7%, tender 8/3/20 (a)	5,500,000	5,499,996
Idaho Health Facilities Auth. Rev. Series 2015 D, 5% 12/1/20	500,000	510,881
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee Proj.) Series 2017 A, 5% 7/15/21	230,000	241,751
Series 2019 A, 4% 1/1/50	55,000	60,561

TOTAL IDAHO		6,313,189

Illinois - 4.1%
Champaign County Cmnty. Unit Series 2017, 5% 1/1/21	355,000	364,374
Chicago Board of Ed.:
Series 1999, 0% 12/1/22 (Berkshire Hathaway Assurance Corp. Insured) (FGIC Insured)	560,000	540,103
Series 2019 A, 5% 12/1/23	1,000,000	1,022,410
Chicago Gen. Oblig.:
Series 2015 C, 5% 1/1/21 (Escrowed to Maturity)	435,000	446,797
Series 2020 A:
3% 1/1/21	500,000	497,857
5% 1/1/21	400,000	402,833
5% 1/1/25	1,500,000	1,560,990
Chicago Midway Arpt. Rev.:
Series 2013 B:
5% 1/1/22	110,000	116,008
5% 1/1/23	130,000	141,374
Series 2014 A:
5% 1/1/22 (c)	310,000	323,897
5% 1/1/24 (c)	300,000	332,286
Series 2014 B:
5% 1/1/21	10,000	10,203
5% 1/1/23	225,000	244,685
Chicago Motor Fuel Tax Rev. Series 2013:
5% 1/1/21	10,000	10,048
5% 1/1/22	5,000	5,063
5% 1/1/23	10,000	10,043
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 A:
5% 1/1/21	30,000	30,684
5% 1/1/25 (c)	500,000	524,985
Series 2012 B:
5% 1/1/21 (c)	100,000	101,967
5% 1/1/22 (c)	1,875,000	1,974,075
Series 2013 A:
5% 1/1/21 (c)	1,800,000	1,835,412
5% 1/1/22 (c)	1,400,000	1,473,976
5% 1/1/23 (c)	1,440,000	1,564,070
Series 2013 B, 5% 1/1/22	135,000	143,292
Series 2013 C, 5% 1/1/22 (c)	700,000	736,988
Series 2013 D, 5% 1/1/22	70,000	74,299
Series 2015 B, 5% 1/1/21	1,190,000	1,217,125
Series 2017 D, 5% 1/1/27 (c)	35,000	41,406
Series 2018 A, 5% 1/1/21 (c)	250,000	254,918
Chicago Park District Gen. Oblig.:
Series 2010 A, 4.5% 1/1/23	400,000	401,432
Series 2015 B, 5% 1/1/21	425,000	433,961
Series 2018 E, 5% 11/15/20	290,000	294,799
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/20	860,000	860,000
5% 6/1/21	635,000	658,268
5% 6/1/25	25,000	29,130
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	25,000	26,471
Cook County Cmnty. Consolidated School District No. 59 Series 2020, 4% 3/1/22	480,000	509,794
Cook County Gen. Oblig.:
Series 2010 A, 5.25% 11/15/22	545,000	550,455
Series 2011 A, 5.25% 11/15/22	20,000	20,634
Series 2012 C:
5% 11/15/20	155,000	156,731
5% 11/15/21	120,000	123,610
5% 11/15/22	590,000	614,692
Series 2014 A:
5% 11/15/20	20,000	20,223
5% 11/15/21	35,000	36,053
5% 11/15/22	30,000	31,256
Series 2016 A, 5% 11/15/21	2,250,000	2,317,680
Series 2018, 5% 11/15/20	615,000	621,867
DeKalb County Cmnty. Unit Scd Series 2001, 0% 1/1/21 (AMBAC Insured)	1,175,000	1,169,972
Illinois Fin. Auth.:
Series 2013 A:
5% 6/1/23	345,000	385,051
5% 6/1/23 (Escrowed to Maturity)	55,000	62,548
Series 2020 A:
5% 8/15/21	1,000,000	1,049,050
5% 8/15/22	750,000	816,128
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/26	35,000	40,878
(Hosp. Sisters Svcs., Inc. Proj.) Series 2012 C, 5% 8/15/20	690,000	696,594
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	3,030,000	3,053,013
Series 2016 B, 1 month U.S. LIBOR + 1.350% 1.609%, tender 6/1/20 (a)(b)	1,090,000	1,090,068
Series 2017 B, 5%, tender 12/15/22 (a)	265,000	291,786
Series E, 2.25%, tender 4/29/22 (a)	770,000	790,805
Series 2011 IL, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	25,000	26,746
Series 2012 A:
5% 10/1/20	400,000	406,273
5% 5/15/22	250,000	266,275
5% 5/15/23	30,000	31,922
Series 2012:
5% 9/1/20	30,000	30,350
5% 9/1/21	45,000	47,648
5% 9/1/22	75,000	82,749
Series 2015 A:
5% 11/15/22	1,000,000	1,080,670
5% 11/15/22	10,000	10,946
5% 11/15/24	35,000	39,851
5% 11/15/25	45,000	52,345
5% 11/15/26	45,000	52,103
Series 2015 B, 5% 11/15/24	45,000	52,327
Series 2016 A:
5% 8/15/20 (Escrowed to Maturity)	10,000	10,096
5% 2/15/21	15,000	15,422
5% 8/15/21 (Escrowed to Maturity)	15,000	15,861
5% 2/15/23	20,000	22,113
5% 8/15/23 (Escrowed to Maturity)	35,000	40,130
5% 8/15/24 (Escrowed to Maturity)	50,000	59,484
Series 2016 C:
5% 2/15/22	225,000	241,625
5% 2/15/23	700,000	773,143
5% 2/15/24	115,000	130,928
Series 2016:
5% 5/15/21	740,000	763,976
5% 7/1/22	65,000	71,392
5% 5/15/25	10,000	11,521
5% 5/15/26	20,000	23,470
5% 5/15/27	25,000	29,196
Series 2017 A, 5% 7/15/21	500,000	526,300
Series 2017:
5% 1/1/23	35,000	39,236
5% 1/1/25	50,000	60,322
Series 2019:
5% 9/1/22	225,000	235,177
5% 4/1/26	1,000,000	1,185,610
Illinois Gen. Oblig.:
Series 2006, 5% 6/1/21	405,000	408,802
Series 2010:
5% 1/1/21 (FSA Insured)	35,000	35,064
5% 1/1/23 (FSA Insured)	250,000	250,443
Series 2012 A, 4% 1/1/23	30,000	29,606
Series 2012:
5% 8/1/20 (FSA Insured)	1,270,000	1,275,116
5% 8/1/21	55,000	55,598
5% 8/1/22	760,000	771,468
5% 8/1/22 (FSA Insured)	2,800,000	2,943,696
Series 2013:
5% 7/1/21	140,000	141,417
5% 7/1/22	375,000	380,456
Series 2014:
5% 2/1/21	865,000	870,395
5% 2/1/22	65,000	65,939
5% 4/1/23	50,000	50,854
5% 2/1/25	50,000	50,715
Series 2016:
5% 11/1/20	900,000	905,341
5% 1/1/21	3,325,000	3,343,593
5% 2/1/21	4,000,000	4,024,948
5% 11/1/21	1,505,000	1,524,821
5% 1/1/22	1,650,000	1,672,704
5% 1/1/26	300,000	304,803
5% 2/1/26	1,235,000	1,254,995
Series 2017 A, 5% 12/1/23	750,000	765,660
Series 2017 D:
5% 11/1/20	9,000,000	9,053,411
5% 11/1/21	2,180,000	2,208,711
5% 11/1/23	420,000	428,560
Series 2018 A:
5% 10/1/20	4,200,000	4,220,597
5% 5/1/21	1,650,000	1,664,162
5% 10/1/21	1,500,000	1,518,585
5% 10/1/26	1,340,000	1,363,906
5.25% 5/1/22	1,500,000	1,531,110
Series 2018 B, 5% 10/1/20	1,600,000	1,607,847
Series 2019 A, 5% 11/1/20	4,000,000	4,023,738
Series 2019 B, 5% 9/1/20	1,260,000	1,264,590
Series 2020 May:
4.875% 5/1/21	1,350,000	1,359,727
5.125% 5/1/22	275,000	280,077
Illinois Health Facilities Auth. Rev. Series 2003, 1.6% 11/15/22	185,000	187,155
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/21	470,000	484,253
5% 2/1/22	640,000	688,326
5% 2/1/23	25,000	27,992
Illinois Reg'l. Trans. Auth.:
Series 1994 C, 7.75% 6/1/20 (FGIC Insured)	1,000,000	1,000,000
Series 2000, 6.25% 7/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	650,000	652,685
Series 2002 A, 6% 7/1/21	460,000	484,040
Series 2010A, 5% 7/1/20	465,000	466,162
Series 2017 A:
5% 7/1/20	210,000	210,794
5% 7/1/21	210,000	220,521
Illinois Sales Tax Rev.:
Series 2011, 4% 6/15/20	1,635,000	1,635,419
Series 2013, 5% 6/15/20	2,380,000	2,381,455
Series 2016 D, 5% 6/15/23	1,500,000	1,533,870
Illinois State Univ. Revs. Series 2018 A, 5% 4/1/23 (FSA Insured)	290,000	321,480
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Series 2014 A:
5% 12/1/20	2,600,000	2,655,264
5% 12/1/21	690,000	733,580
5% 12/1/22	1,090,000	1,201,998
Kane County School District #129, Aurora West Side Series 2014 A, 2.75% 2/1/22	1,000,000	1,030,980
Kane County School District No. 131:
Series 2020 A:
3% 12/1/21 (FSA Insured)	355,000	369,143
4% 12/1/22 (FSA Insured)	235,000	256,040
5% 12/1/23 (FSA Insured)	290,000	335,170
Series 2020 B:
3% 12/1/21 (FSA Insured)	510,000	530,318
4% 12/1/22 (FSA Insured)	435,000	473,946
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2011, 5.5% 2/1/23	550,000	617,309
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	105,000	101,348
0% 1/15/25	110,000	104,487
0% 1/15/26	80,000	74,419
McHenry County Conservation District Gen. Oblig. Series 2014, 5% 2/1/23	50,000	55,997
Metropolitan Pier & Exposition:
Series 1994, 0% 6/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	470,000	457,299
Series 2012 B, 5% 12/15/22	1,655,000	1,688,083
Northern Illinois Univ. Revs. Series 2020 B, 5% 4/1/22 (Build America Mutual Assurance Insured)	250,000	264,895
Railsplitter Tobacco Settlement Auth. Rev.:
Series 2010:
5.25% 6/1/20	4,695,000	4,695,000
5.25% 6/1/21	500,000	520,165
Series 2017:
5% 6/1/22	1,920,000	2,063,059
5% 6/1/23	1,900,000	2,106,302
Rockford Park District Series 2019 B, 3% 12/15/20	1,165,000	1,178,996
Skokie Pk District Series 2003, 0% 12/1/22	1,830,000	1,784,817
Univ. of Illinois Board of Trustees Ctfs. of Prtn.:
Series 2014 A, 5% 10/1/20	325,000	328,488
Series 2014 C, 5% 3/15/23	265,000	290,350
Univ. of Illinois Rev.:
Series 2005 A, 5.5% 4/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	700,000	721,591
Series 2011 A, 5% 4/1/21	250,000	256,685
Series 2011, 5% 4/1/22	350,000	359,272
Series 2018 A, 5% 4/1/22	1,000,000	1,057,900
Series 2019 A, 5% 4/1/22	485,000	513,082
Waukegan Gen. Oblig.:
Series 2018 A:
3% 12/30/20 (FSA Insured)	1,000,000	1,014,228
4% 12/30/21 (FSA Insured)	410,000	432,058
4% 12/30/22 (FSA Insured)	425,000	460,551
Series 2018 B, 4% 12/30/22 (FSA Insured)	400,000	434,212
Western Illinois Univ. Board Rev. Series 2020, 4% 4/1/22	1,200,000	1,267,596
Whiteside & Lee Counties Cmnty. Unit School District Series 2018 A, 4% 12/1/21	1,325,000	1,391,634
Will County Cmnty. Consolidated School District Series 2013, 2.3% 1/1/21	2,950,000	2,982,465
Will County Cmnty. Unit School District No. 200-U Series 2012, 4% 11/1/20	1,910,000	1,937,758

TOTAL ILLINOIS		138,282,416

Indiana - 1.3%
Indiana Bond Bank Series 2020 A, 3% 1/11/21	5,000,000	5,078,905
Indiana Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 2.95%, tender 10/1/21 (a)(c)	500,000	508,180
Indiana Fin. Auth. Econ. Dev. Rev. Bonds (Republic Svcs., Inc. Proj.) Series A, 1.15%, tender 6/1/20 (a)(c)	3,000,000	3,000,000
Indiana Fin. Auth. Health Sys. Rev. Bonds Series 2019 B, 2.25%, tender 7/1/25 (a)	710,000	736,185
Indiana Fin. Auth. Hosp. Rev.:
Bonds:
Series 2011 H, 1.65%, tender 7/1/22 (a)	3,300,000	3,360,258
Series 2011 L:
SIFMA Municipal Swap Index + 0.280% 0.42%, tender 7/2/21 (a)(b)	3,300,000	3,277,263
SIFMA Municipal Swap Index + 0.280% 0.42%, tender 7/2/21 (a)(b)	3,500,000	3,475,885
Series 2015 B, 1.65%, tender 7/2/22 (a)	1,190,000	1,207,755
Series 2013:
5% 8/15/22	15,000	16,433
5% 8/15/23	20,000	22,692
Indiana Fin. Auth. Rev.:
(Butler Univ. Proj.) Series 2019:
3% 2/1/22	210,000	214,561
3% 2/1/23	225,000	231,489
4% 2/1/24	200,000	213,668
4% 2/1/25	275,000	296,945
(DePauw Univ. Proj.) Series 2019:
5% 7/1/20	450,000	451,208
5% 7/1/21	565,000	585,120
5% 7/1/22	600,000	639,690
Series 2012, 5% 3/1/21 (Escrowed to Maturity)	25,000	25,892
Series 2016, 4% 9/1/20	130,000	131,132
Indiana Fin. Auth. Wastewtr. Util. Rev. (CWA Auth. Proj.):
Series 2012 A:
5% 10/1/20	20,000	20,312
5% 10/1/22	35,000	38,728
Series 2014 A:
5% 10/1/20	10,000	10,156
5% 10/1/21	10,000	10,621
5% 10/1/22	15,000	16,616
Series 2015 A:
5% 10/1/24	35,000	41,724
5% 10/1/25	35,000	41,732
Indiana Health Facility Fing. Auth. Rev. Bonds:
Series 2001 A2, 2%, tender 2/1/23 (a)	155,000	160,416
Series 2005 A-5, 1.35%, tender 8/4/20 (a)	2,430,000	2,432,116
Series 2017, 1.35%, tender 8/4/20 (a)	155,000	155,135
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.) Series 2016 A1:
5% 1/1/21 (c)	960,000	981,316
5% 1/1/23 (c)	45,000	48,699
5% 1/1/24 (c)	60,000	66,634
5% 1/1/25 (c)	65,000	73,852
Series 2019, 1.45% 6/1/21	3,000,000	3,002,062
Indianapolis Multifamily Hsg. Rev. Bonds Series A, 1.4%, tender 9/1/21 (a)	4,000,000	4,038,800
Lafayette School Corp. Series 2019:
4% 7/15/20	415,000	416,664
4% 1/15/21	425,000	433,651
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/21	25,000	25,533
5% 7/15/20	25,000	25,133
5% 7/15/21	20,000	20,989
Michigan City School Bldg. Corp. (Michigan Gen. Oblig. Proj.) Series 2016 A, 5% 7/15/20	530,000	532,886
Mount Vernon Ind. Envir. Bonds (Southern Indiana Gas & Elec. Co. Proj.) Series 2015, 2.375%, tender 9/1/20 (a)(c)	1,000,000	999,804
Purdue Univ. Rev. Series 2012 AA, 5% 7/1/27	255,000	280,301
Whiting Envir. Facilities Rev.:
(BP Products North America, Inc. Proj.) Series 2009, 5.25% 1/1/21	1,825,000	1,861,707
Bonds (BP Products North America, Inc. Proj.):
Series 2015, 5%, tender 11/1/22 (a)(c)	980,000	1,044,386
Series 2016 A, 5%, tender 3/1/23 (a)(c)	500,000	536,275
Series 2019 A, 5%, tender 6/5/26 (a)(c)	1,640,000	1,875,274

TOTAL INDIANA		42,664,783

Iowa - 0.2%
Iowa Fin. Auth. Rev. Series 2018 B, 5% 2/15/22	540,000	582,590
Iowa Fin. Auth. Single Family Mtg. Bonds Series 2018 B, SIFMA Municipal Swap Index + 0.300% 0.44%, tender 6/4/20 (a)(b)	3,500,000	3,486,714
Iowa Student Ln. Liquidity Corp. Student Ln. Rev.:
Series 2015 A, 5% 12/1/21 (c)	1,000,000	1,044,390
Series 2018 A:
5% 12/1/20 (c)	500,000	507,484
5% 12/1/21 (c)	500,000	522,195
5% 12/1/22 (c)	725,000	777,287
Series 2019 B, 5% 12/1/23 (c)	600,000	658,560

TOTAL IOWA		7,579,220

Kansas - 0.2%
Desoto Usd # 232 Series 2015 A, 5% 9/1/22	35,000	38,700
Kansas Dept. of Trans. Hwy. Rev.:
Series 2004 C1, 1 month U.S. LIBOR + 0.300% 0.559% 9/1/21 (a)(b)	5,000,000	4,971,928
Series 2018 A, 5% 9/1/20	1,020,000	1,032,272
Univ. of Kansas Hosp. Auth. Health Facilities Rev. Series 2019 B, 5% 3/1/21	500,000	517,179
Wichita Health Care Facilities Series III, 4% 5/15/21	455,000	450,268
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/22	10,000	11,033
5% 9/1/23	15,000	17,185
5% 9/1/25	15,000	18,245

TOTAL KANSAS		7,056,810

Kentucky - 1.9%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. D/B/A King's Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/24	30,000	33,305
(Ashland Hosp. Corp. D/B/A Kings Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/25	20,000	22,697
Series 2019:
5% 2/1/21	385,000	393,266
5% 2/1/22	500,000	526,510
Carroll County Envir. Facilities Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2008 A, 1.2%, tender 6/1/21 (a)(c)	930,000	923,963
Kenton County Arpt. Board Arpt. Rev. Series 2016, 5% 1/1/22	285,000	304,369
Kentucky Bond Dev. Corp. (Lexington Ctr. Corp. Proj.) Series 2018 A, 5% 9/1/21	435,000	459,586
Kentucky Econ. Dev. Fin. Auth. Bonds Series 2009 B, 2.7%, tender 11/10/21 (a)	345,000	353,856
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2017 A:
5% 6/1/20	110,000	110,000
5% 6/1/21	230,000	235,467
Kentucky Higher Ed. Student Ln. Corp. Rev.:
Series 2019 A1 5% 6/1/23 (c)	250,000	275,900
Series 2019 A1, 5% 6/1/22 (c)	200,000	214,080
Kentucky Hsg. Corp. Hsg. Rev. Bonds (Westminster Village Proj.) Series 2019, 2%, tender 4/1/21 (a)	2,000,000	2,027,508
Kentucky Hsg. Corp. Multi-family Rev. Bonds (City View Park Proj.) Series 2020, 1.16%, tender 8/1/22 (a)	4,000,000	4,035,600
Kentucky State Property & Buildings Commission Rev.:
(Kentucky St Proj.) Series D, 5% 5/1/21	530,000	549,234
(Kentucky St Proj.):
Series 2005 5% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,050,000	3,190,422
Series 2005, 5% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	460,000	463,013
(Proj. No. 100) Series 2011 A, 5% 8/1/20	1,155,000	1,162,566
(Proj. No. 98) Series 2010:
4% 8/1/20	775,000	778,813
5% 8/1/21	2,055,000	2,068,727
Series 2002, 5.5% 8/1/21 (AMBAC Insured)	515,000	541,682
Series 2005, 5% 8/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	250,000	270,885
Series 2015 B, 5% 8/1/20	915,000	920,994
Series 2015, 4% 8/1/20	300,000	301,476
Series 2017:
5% 4/1/21	600,000	619,793
5% 4/1/22	400,000	428,716
Series 2018:
5% 5/1/21	1,145,000	1,186,552
5% 5/1/23	1,415,000	1,565,938
Series A:
5% 10/1/21	255,000	268,375
5% 11/1/21	350,000	369,502
5% 8/1/22	590,000	616,633
5% 11/1/25	350,000	406,844
Series B:
5% 11/1/20	3,200,000	3,252,972
5% 11/1/21	975,000	1,029,327
5% 8/1/22	910,000	987,450
5% 8/1/23	2,120,000	2,363,927
Series C, 5% 11/1/21	975,000	1,029,327
Kentucky, Inc. Pub. Energy:
Bonds Series 2019 A1, 4%, tender 6/1/25 (a)	1,000,000	1,089,990
Series 2018 B:
4% 7/1/20	1,000,000	1,002,114
4% 7/1/21	1,350,000	1,386,720
Series A:
4% 6/1/21	270,000	276,927
4% 12/1/22	350,000	369,919
Louisville & Jefferson County:
Bonds:
Series 2020 B, 5%, tender 10/1/23 (a)	840,000	925,084
Series 2020 C, 5%, tender 10/1/26 (a)	2,015,000	2,342,035
Series 2016 A, 5% 10/1/22	200,000	217,492
Louisville Reg'l. Arpt. Auth. Sys. Rev. Series 2014 A:
5% 7/1/21 (c)	1,250,000	1,305,538
5% 7/1/23 (c)	1,750,000	1,951,583
5% 7/1/24 (c)	155,000	177,613
Louisville/Jefferson County Metropolitan Gov. Series 2012 A:
5% 12/1/28 (Pre-Refunded to 6/1/22 @ 100)	55,000	59,982
5% 12/1/29 (Pre-Refunded to 6/1/22 @ 100)	230,000	250,833
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.):
Series 2001 B, 2.55%, tender 5/3/21 (a)	2,000,000	2,031,992
Series 2007 A, 1.65%, tender 6/1/21 (a)	7,250,000	7,313,981
Series 2007 B, 1.65%, tender 6/1/21 (a)	2,000,000	2,017,650
Paducah Elec. Plant Board Rev. Series 2019, 5% 10/1/22	2,005,000	2,208,688
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.):
Series 2001 A, 2.3%, tender 9/1/21 (a)	600,000	611,448
Series 2001 B, 2.55%, tender 5/3/21 (a)	2,590,000	2,631,429
Univ. Louisville Revs. Series 2016 C, 3% 9/1/21	780,000	805,007

TOTAL KENTUCKY		63,265,300

Louisiana - 0.5%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015, 5% 6/1/21 (FSA Insured)	1,770,000	1,847,316
Louisiana Gen. Oblig.:
Series 2012 A, 5% 8/1/22	35,000	38,431
Series 2014 D1, 5% 12/1/22	30,000	33,375
Series 2016 B:
5% 8/1/22	310,000	341,096
5% 8/1/23	135,000	153,556
Series 2016 D:
5% 9/1/22	140,000	154,232
5% 9/1/24	155,000	183,260
Louisiana Hsg. Corp. Multifamily Hsg. Rev. Bonds Series 2018, 2.4%, tender 6/1/20 (a)	7,000,000	7,000,000
Louisiana Offshore Term. Auth. Deepwater Port Rev. Bonds Series 2010 B-1A, 2%, tender 10/1/22 (a)	815,000	807,037
Louisiana Pub. Facilities Auth. Rev. Series 2009 A, 5.25% 7/1/20 (Escrowed to Maturity)	870,000	873,356
Louisiana Stadium and Exposition District Series 2013 A:
5% 7/1/21	35,000	35,678
5% 7/1/22	20,000	20,609
New Orleans Aviation Board Rev.:
(North Term. Proj.) Series 2017 B:
5% 1/1/22 (c)	280,000	297,654
5% 1/1/23 (c)	1,055,000	1,153,484
5% 1/1/24 (c)	5,000	5,631
5% 1/1/25 (c)	5,000	5,781
5% 1/1/26 (c)	10,000	11,811
Series 2017 D2:
5% 1/1/21 (c)	290,000	296,781
5% 1/1/22 (c)	345,000	366,752
5% 1/1/23 (c)	10,000	10,934
5% 1/1/24 (c)	15,000	16,892
5% 1/1/25 (c)	10,000	11,562
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017, 2%, tender 4/1/23 (a)	2,780,000	2,613,339
St. Tammany Parish Hosp. Svc. (St. Tammany Parish Hosp. Proj.) Series 2011, 4.5% 7/1/21 (Escrowed to Maturity)	600,000	627,366
Tobacco Settlement Fing. Corp. Series 2013 A:
5% 5/15/21	435,000	445,484
5% 5/15/23	100,000	107,013

TOTAL LOUISIANA		17,458,430

Maine - 0.0%
Maine Fin. Auth. Student Ln. Rev. Series 2019 A, 5% 12/1/23 (FSA Insured) (c)	500,000	561,200
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Univ. of New England Proj.) Series 2017 A, 4% 7/1/20	250,000	250,471
Series 2017 B, 4% 7/1/21	85,000	87,121
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/21	50,000	52,556
5% 7/1/22	40,000	43,819

TOTAL MAINE		995,167

Maryland - 1.0%
Baltimore County Gen. Oblig. Series 2020:
4% 1/1/21	650,000	656,628
4% 1/1/22	830,000	852,418
Baltimore Gen. Oblig. Series 2017 B, 5% 10/15/20	360,000	366,486
Baltimore Proj. Rev. Series 2017 D:
5% 7/1/24	70,000	82,472
5% 7/1/25	75,000	91,185
County Commissioners of Charles County Consolidated Series 2018, 5% 10/1/20	2,990,000	3,038,304
Howard County Gen. Oblig. Series A:
5% 8/15/21	100,000	105,838
5% 8/15/22	1,000,000	1,106,020
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Series 2015:
5% 7/1/22	20,000	21,571
5% 7/1/23	20,000	22,272
5% 7/1/24	45,000	51,584
5% 7/1/25	40,000	46,819
Series 2017, 5% 7/1/20	1,330,000	1,335,082
Series 2019 A:
5% 10/1/20	500,000	505,517
5% 10/1/21	380,000	396,576
Series 2020 A:
3% 7/1/21	210,000	214,068
4% 7/1/22	100,000	105,634
Series 2020 B:
5% 4/15/21	440,000	455,545
5% 4/15/23	675,000	748,602
Maryland St Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev. Series 2019 B:
1.55% 9/1/20	1,020,000	1,023,096
1.6% 3/1/21	1,390,000	1,402,221
4% 9/1/49	280,000	308,641
Maryland-Nat'l. Cap. Park and Planning Commission Series 2018 A, 5% 11/1/20	675,000	688,654
Montgomery County Gen. Oblig. Bonds Series 2013 MD, 1.12%, tender 6/1/20 (a)	18,600,000	18,600,000

TOTAL MARYLAND		32,225,233

Massachusetts - 0.8%
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Series 2019 C, 5% 1/1/21	2,500,000	2,568,843
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/20	260,000	260,719
Bonds Series S3, SIFMA Municipal Swap Index + 0.500% 0.64%, tender 1/26/23 (a)(b)	3,400,000	3,363,960
Series 2011, 7.25% 1/1/32 (Pre-Refunded to 1/1/21 @ 100)	1,700,000	1,768,680
Series 2016 A, 5% 7/15/22	30,000	33,091
Series 2016 I:
5% 7/1/21	10,000	10,414
5% 7/1/22	15,000	16,178
5% 7/1/23	15,000	16,704
5% 7/1/24	25,000	28,658
5% 7/1/25	20,000	23,409
5% 7/1/26	20,000	23,892
Series 2019 A:
5% 7/1/20	450,000	451,393
5% 7/1/21	200,000	208,082
5% 7/1/22	450,000	484,182
5% 7/1/24	155,000	176,488
Massachusetts Edl. Fing. Auth. Rev.:
Series 2011 J, 5.125% 7/1/22 (c)	2,080,000	2,152,800
Series 2015 A, 5% 1/1/22 (c)	600,000	629,790
Series 2016 J:
5% 7/1/21 (c)	1,465,000	1,514,883
5% 7/1/22 (c)	1,475,000	1,569,769
5% 7/1/23 (c)	725,000	792,135
Series 2016, 4% 7/1/20 (c)	1,950,000	1,953,404
Series 2017 A, 4% 7/1/20 (c)	95,000	95,166
Massachusetts Gen. Oblig. Bonds:
Series 2014 D1, 1.05%, tender 7/1/20 (a)	700,000	700,297
Series D2, 1.7%, tender 8/1/22 (a)	250,000	256,760
Massachusetts Health & Edl. Facilities Auth. Rev. (Partners Healthcare Sys., Inc. Proj.) Series 2007 G2, 1.05%, tender 6/5/20 (FSA Insured) (a)	3,930,000	3,930,000
Massachusetts Hsg. Fin. Agcy. Hsg. Rev.:
Bonds Series 2017, 1.5%, tender 6/1/20 (a)	340,000	340,175
Series 2013 163, 2.5% 6/1/20 (c)	1,235,000	1,235,000
Massachusetts Port Auth. Rev.:
Series 2017 A:
5% 7/1/24 (c)	65,000	74,595
5% 7/1/25 (c)	25,000	29,369
Series 2019 A, 5% 7/1/20 (c)	2,250,000	2,258,171

TOTAL MASSACHUSETTS		26,967,007

Michigan - 1.8%
Clarkston Cmnty. Schools 5% 5/1/22	35,000	38,017
Detroit Downtown Dev. Auth. Tax:
Series 1, 5% 7/1/22 (FSA Insured)	500,000	545,005
Series A, 5% 7/1/25 (FSA Insured)	550,000	638,325
Detroit Swr. Disp. Rev. Series 2006 D, 3 month U.S. LIBOR + 0.600% 1.56% 7/1/32 (a)(b)	90,000	88,016
Ferris State Univ. Rev. Series 2016, 5% 10/1/20	140,000	141,874
Grand Blanc Cmnty. Schools Series 2013:
5% 5/1/21	45,000	46,886
5% 5/1/22	40,000	43,448
Grand Rapids Pub. Schools 5% 5/1/23 (FSA Insured)	30,000	33,994
Huron Valley School District Series 2011:
5% 5/1/21	685,000	712,746
5% 5/1/22	450,000	469,202
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/22	20,000	21,479
5% 5/15/24	10,000	11,423
5% 5/15/25	15,000	17,507
5% 5/15/26	15,000	17,872
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A, 5% 11/15/20	165,000	168,178
Michigan Bldg. Auth. Rev.:
(Facilities Prog.) Series 2016 I:
5% 4/15/22	455,000	495,372
5% 4/15/24	30,000	35,232
Series I, 5% 10/15/20	2,000,000	2,035,506
Michigan Fin. Auth. Rev.:
(Detroit Wtr. and Sewage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj.):
Series 2014 C3, 5% 7/1/22 (FSA Insured)	1,155,000	1,267,058
Series 2014 D1, 5% 7/1/22 (FSA Insured)	2,845,000	3,121,022
(Mclaren Health Care Corp. Proj.) 5% 5/15/21	145,000	150,627
Bonds:
Series 2013 M1, 1.12%, tender 6/1/20 (a)	7,500,000	7,500,000
Series 2016 MI2, SIFMA Municipal Swap Index + 0.480% 0.62%, tender 2/1/22 (a)(b)	5,000,000	4,915,500
Series 2019 B, 3.5%, tender 11/15/22 (a)	5,750,000	6,117,483
Series 2019 MI2, 5%, tender 2/1/25 (a)	1,605,000	1,902,439
Series 2012, 5% 11/1/22	350,000	382,613
Series 2015 A:
5% 8/1/22	1,050,000	1,138,190
5% 8/1/23	260,000	291,208
Series 2015 MI, 5% 12/1/22	300,000	329,964
Michigan Gen. Oblig. Series 2016:
5% 3/15/21	275,000	284,695
5% 3/15/22	50,000	53,968
5% 3/15/23	85,000	95,313
Michigan Hosp. Fin. Auth. Rev.:
Bonds:
(Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	80,000	83,380
Series 2010 F1, 4%, tender 6/1/23 (a)	200,000	219,636
Series 2005 A4, 5% 11/1/21	3,805,000	4,051,526
Series 2008 C:
5% 12/1/20	500,000	510,881
5% 12/1/21	500,000	532,355
Michigan Strategic Fund Ltd. Oblig. Rev.:
Bonds:
Series 2008 ET2, 1.45%, tender 9/1/21 (a)	2,700,000	2,716,362
Series CC, 1.45%, tender 9/1/21 (a)	155,000	155,939
Series 2019, 4% 11/15/22	730,000	728,635
Michigan Trunk Line Fund Rev. Series 2020 A:
5% 11/15/20	2,000,000	2,041,849
5% 11/15/21	1,500,000	1,599,390
Novi Cmnty. School District Series I, 4% 5/1/23	550,000	608,493
Oakland Univ. Rev. Series 2016, 5% 3/1/22	385,000	415,804
Portage Pub. Schools Series 2016:
5% 5/1/23	45,000	50,614
5% 11/1/23	30,000	34,338
5% 5/1/24	40,000	46,558
5% 11/1/24	45,000	53,208
5% 5/1/25	25,000	30,005
5% 11/1/25	25,000	30,412
5% 11/1/28	20,000	24,456
Royal Oak City School District Series 2018:
5% 5/1/21	250,000	260,856
5% 5/1/22	440,000	479,345
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/21	35,000	36,748
5% 9/1/23	10,000	11,229
Saginaw Hosp. Fin. Auth. Hosp. Rev. Series 2020 J:
5% 7/1/21	285,000	299,598
5% 7/1/22	455,000	491,810
5% 7/1/23	250,000	279,280
Spring Lake Pub. Schools 5% 5/1/21	90,000	93,773
Wayne County Arpt. Auth. Rev.:
Series 2011 A:
4.125% 12/1/22 (FSA Insured) (c)	530,000	548,789
5% 12/1/21 (c)	8,505,000	8,938,925
Series 2012 B:
5% 12/1/20 (c)	300,000	305,182
5% 12/1/22 (c)	485,000	525,042
Series 2017 A, 5% 12/1/20	155,000	157,966
Series 2017 B:
5% 12/1/20 (c)	355,000	361,132
5% 12/1/21 (c)	300,000	315,306
Zeeland Pub. Schools Series 2015, 5% 5/1/21	445,000	463,863

TOTAL MICHIGAN		60,612,847

Minnesota - 0.7%
Apple Valley Sr. Living Series 2016 B:
4% 1/1/21	150,000	146,481
4% 1/1/22	155,000	145,478
Maple Grove Health Care Sys. Rev. Series 2017:
4% 5/1/21	110,000	112,557
4% 5/1/22	110,000	115,147
5% 5/1/23	110,000	120,540
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A:
5% 1/1/22	20,000	21,245
5% 1/1/23	20,000	21,974
Series 2014 B:
5% 1/1/21 (c)	50,000	51,081
5% 1/1/22 (c)	45,000	47,618
5% 1/1/23 (c)	20,000	21,819
Series 2019 B:
5% 1/1/21 (c)	8,000,000	8,172,914
5% 1/1/22 (c)	3,000,000	3,174,510
Minneapolis Multi-family Rev. Bonds Series 2019, 1.55%, tender 11/1/21 (a)	4,050,000	4,098,155
Minnesota Hsg. Fin. Agcy. Bonds Series 2018 D, SIFMA Municipal Swap Index + 0.430% 0.57%, tender 7/3/23 (a)(b)	3,000,000	2,961,720
Minnesota Rural Wtr. Fin. Auth. Series 2020, 1% 8/1/21	2,000,000	2,009,280
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	65,000	70,546
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2017:
5% 1/1/22	25,000	26,864
5% 1/1/23	25,000	27,950
5% 1/1/24	35,000	40,572
Rochester Health Care Facilities Rev. Bonds (Mayo Foundation Proj.) Series C, 4.5%, tender 11/15/21 (a)	875,000	917,884
Roseville Independent School District #623 Series 2018A, 5% 2/1/21	1,715,000	1,768,998
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A:
5% 1/1/22	20,000	21,504
5% 1/1/23	35,000	39,198
5% 1/1/24	20,000	23,261

TOTAL MINNESOTA		24,157,296

Mississippi - 0.3%
Mississippi Hosp. Equip. & Facilities Auth.:
(Forrest County Gen. Hosp. Rfdg. Proj.) Series 2019 B, 5% 1/1/22	350,000	374,360
Bonds:
(Baptist Memorial Health Care Proj.) Series 2004 B2, 1.07%, tender 6/1/20 (a)	6,000,000	6,000,000
Series 2020 A2, 1.98%, tender 6/3/20 (a)(e)	2,500,000	2,500,123
Series I, 5% 10/1/22	420,000	451,794

TOTAL MISSISSIPPI		9,326,277

Missouri - 0.3%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/21	10,000	10,208
5% 3/1/22	15,000	15,701
5% 3/1/23	20,000	21,369
5% 3/1/24	15,000	16,372
5% 3/1/25	15,000	16,620
5% 3/1/26	20,000	22,391
Kansas City Santn Swr. Sys. R Series 2018 A, 4% 1/1/21	350,000	357,796
Missouri Health & Edl. Facilities Rev. Series 2019 A, 5% 2/15/21	775,000	797,200
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	65,000	71,891
Missouri State Pub. Util. Commn Rev. Series 2019, 1.5% 3/1/21	4,000,000	4,010,454
Saint Louis Arpt. Rev.:
Series 2017 A, 5% 7/1/23 (FSA Insured)	1,080,000	1,197,472
Series 2019 B:
5% 7/1/21 (c)	350,000	364,389
5% 7/1/22 (c)	365,000	391,240
5% 7/1/23 (c)	385,000	424,420
5% 7/1/24 (c)	400,000	451,888
5% 7/1/25 (c)	420,000	484,478
Series 2019 C, 5% 7/1/25	660,000	765,151
Saint Louis Muni. Fin. Corp. Leasehold Rev. Series 2017 B, 4% 6/1/21 (FSA Insured)	320,000	331,290

TOTAL MISSOURI		9,750,330

Montana - 0.1%
Montana Board Hsg. Single Family:
Series 2019 B, 4% 6/1/50	30,000	33,708
Series A1, 3.5% 6/1/50	485,000	526,371
Montana Board of Invt.:
(Intercap Revolving Prog.) Series 2017, 1%, tender 3/1/21 (a)	1,425,000	1,426,585
Series 2007, 1%, tender 3/1/21 (a)	1,520,000	1,521,691
Montana Facility Fin. Auth. Rev. Series 2016, 5% 2/15/21	550,000	567,973

TOTAL MONTANA		4,076,328

Nebraska - 0.3%
Central Plains Energy Proj. Gas Supply:
Bonds Series 2019, 4%, tender 8/1/25 (a)	1,170,000	1,313,021
Series 2019:
4% 8/1/20	2,000,000	2,010,773
4% 2/1/21	1,150,000	1,175,006
4% 8/1/21	1,500,000	1,556,985
4% 2/1/22	1,465,000	1,542,528
4% 8/1/23	580,000	634,294
Douglas County Hosp. Auth. #2 Health Facilities Rev. Series 2020:
5% 11/15/21	100,000	105,620
5% 11/15/22	130,000	142,198
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev. Series 2019 B, 4% 9/1/49 (c)	165,000	179,705

TOTAL NEBRASKA		8,660,130

Nevada - 1.8%
Clark County Arpt. Rev.:
(Sub Lien Proj.) Series 2017 A-1:
5% 7/1/20 (c)	1,355,000	1,359,150
5% 7/1/21 (c)	1,825,000	1,899,205
5% 7/1/22 (c)	85,000	91,384
Series 2013 A, 5% 7/1/20 (c)	500,000	501,387
Series 2014 A, 5% 7/1/20 (c)	1,000,000	1,003,063
Series 2017 C, 5% 7/1/21 (c)	11,325,000	11,741,873
Series 2019 D:
5% 7/1/21	5,800,000	6,047,370
5% 7/1/22	10,000,000	10,761,700
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev.:
(Clark County Arpt. Rev. Proj.) Series 2017 B, 5% 7/1/21 (c)	800,000	832,528
Series 2019 E, 5% 7/1/22	275,000	295,947
Clark County School District:
Series 2012 A, 5% 6/15/21	560,000	585,113
Series 2015 B, 5% 6/15/20	500,000	500,831
Series 2015 D, 5% 6/15/20	210,000	210,349
Series 2016 A:
5% 6/15/21	35,000	36,570
5% 6/15/23	30,000	33,707
Series 2017 A, 5% 6/15/22	2,000,000	2,169,940
Series 2017 C:
5% 6/15/20	925,000	926,537
5% 6/15/22	300,000	325,491
Series 2017 D, 5% 6/15/20	230,000	230,382
Las Vegas New Convention & Visitors Auth. Rev. Series 2019 B, 4% 7/1/20	350,000	351,070
Nevada Dept. of Bus. & Industry Bonds (Republic Svcs., Inc. Proj.) Series 2001, 1.47%, tender 6/1/20 (a)(c)(d)	6,200,000	6,200,000
Nevada Gen. Oblig. Series 2013 D1, 5% 3/1/24	60,000	67,570
Nevada Hsg. Division Bonds Series 2020, 1.19%, tender 4/1/21 (a)	5,000,000	5,023,979
Washoe County Gas & Wtr. Facilities Bonds (Sierra Pacific Pwr. Co. Proj.) Series 2016 B, 3%, tender 6/1/22 (a)	115,000	119,398
Washoe County Gas Facilities Rev. Bonds:
Series 2016 F, 2.05%, tender 4/15/22 (a)(c)	7,900,000	8,031,061
Series 2016, 2.05%, tender 4/15/22 (a)(c)	1,210,000	1,230,074

TOTAL NEVADA		60,575,679

New Hampshire - 0.2%
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.) Series 2019 A2, 2.15%, tender 7/1/24 (a)(c)	555,000	558,663
New Hampshire Bus. Fin. Auth. Wtr. Facility (Pennichuck Wtr. Works, Inc. Proj.) Series 2014 A, 5% 1/1/24 (c)	260,000	289,320
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Southern NH Med. Ctr. Proj.) Series 2016, 3% 10/1/21	225,000	232,054
(Wentworth-Douglas Hosp. Proj.) Series 2011 A, 6% 1/1/34 (Pre-Refunded to 1/1/21 @ 100)	2,710,000	2,798,888
Series 2012:
4% 7/1/20	60,000	60,125
4% 7/1/21	35,000	35,979
Series 2016:
3% 10/1/20	280,000	282,223
5% 10/1/21	25,000	26,466
5% 10/1/23	425,000	476,837
New Hampshire Nat'l. Fin. Auth. Bonds (Emerald Renewable Diesel LLC Proj.) Series 2019, 2%, tender 8/31/20 (a)(c)(d)	3,000,000	3,006,610

TOTAL NEW HAMPSHIRE		7,767,165

New Jersey - 3.4%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/21	55,000	56,328
5% 2/15/22	55,000	58,172
5% 2/15/23	70,000	76,256
Garden State Preservation Trust Open Space & Farmland Preservation:
Series 2005 C:
5.25% 11/1/20 (FSA Insured)	1,600,000	1,631,782
5.25% 11/1/21 (FSA Insured)	1,000,000	1,067,870
Series B, 0% 11/1/22 (FSA Insured)	680,000	653,106
New Jersey Econ. Dev. Auth. Series 2014:
5% 6/15/20	45,000	45,028
5% 6/15/20 (Escrowed to Maturity)	5,000	5,009
New Jersey Econ. Dev. Auth. Motor Vehicle Rev. Series A, 5% 7/1/23 (Build America Mutual Assurance Insured)	250,000	265,730
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Transit Corp. Proj.) Series 2017 B, 5% 11/1/22	1,800,000	1,863,468
(Provident Montclair Proj.) Series 2017:
4% 6/1/22 (FSA Insured)	20,000	21,117
5% 6/1/23 (FSA Insured)	25,000	27,769
5% 6/1/24 (FSA Insured)	20,000	22,875
Series 2011 EE, 5% 9/1/20	30,000	30,127
Series 2012 II:
5% 3/1/21 (Escrowed to Maturity)	150,000	155,408
5% 3/1/22	135,000	138,557
5% 3/1/23	625,000	640,894
Series 2013, 5% 3/1/23	3,895,000	4,048,229
Series 2015 XX:
5% 6/15/21	500,000	508,070
5% 6/15/23	75,000	78,207
Series 2016 BBB, 5% 6/15/21	1,090,000	1,107,593
Series 2017 B, 5% 11/1/20	4,180,000	4,209,981
Series 2017 DDD, 5% 6/15/22	220,000	226,690
New Jersey Edl. Facility:
( William Paterson College Proj.) Series 2017 B, 5% 7/1/20	123,000	123,330
Series 2014:
5% 6/15/20	240,000	240,147
5% 6/15/21	240,000	243,874
Series 2016 A:
5% 7/1/21	50,000	51,541
5% 7/1/22	140,000	148,198
5% 7/1/23	75,000	81,288
5% 7/1/24	175,000	193,690
Series 2016 E, 5% 7/1/22	625,000	672,475
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/21	5,000	5,207
5% 7/1/22	5,000	5,393
5% 7/1/23	15,000	16,704
5% 7/1/24	25,000	29,091
5% 7/1/24	20,000	22,926
5% 7/1/24	10,000	11,463
5% 7/1/25	10,000	11,705
5% 7/1/26	5,000	5,973
5% 7/1/27	5,000	5,948
Series 2016:
4% 7/1/20	425,000	425,766
5% 7/1/21	220,000	227,658
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2011 1, 5% 12/1/20 (c)	4,320,000	4,403,095
Series 2012 1A, 5% 12/1/20 (c)	2,000,000	2,038,470
Series 2013:
4% 12/1/20 (c)	1,055,000	1,070,076
5% 12/1/21 (c)	1,500,000	1,583,730
Series 2015 1A:
5% 12/1/21 (c)	4,500,000	4,751,190
5% 12/1/22 (c)	200,000	216,408
Series 2015 A, 5% 12/1/20 (c)	1,700,000	1,732,700
Series 2017 1A:
5% 12/1/22 (c)	215,000	232,639
5% 12/1/23 (c)	45,000	49,696
Series 2017 1B:
5% 12/1/20 (c)	1,665,000	1,697,026
5% 12/1/21 (c)	190,000	200,606
Series 2018 B:
5% 12/1/20 (c)	4,475,000	4,561,077
5% 12/1/21 (c)	835,000	881,610
Series 2019 A:
5% 12/1/20	1,150,000	1,172,700
5% 12/1/22	245,000	268,003
5% 12/1/23	80,000	90,113
5% 12/1/24	45,000	51,984
Series 2020:
5% 12/1/22 (c)(e)	160,000	172,352
5% 12/1/23 (c)(e)	545,000	599,740
New Jersey Hsg. & Mtg. Fin. Agcy.:
(Spruce Spires Proj.) Bonds Series 2018 B, 2.02%, tender 8/1/20 (a)	5,000,000	5,011,839
Bonds:
Series 2019 C, 1.58%, tender 6/1/20 (a)	1,500,000	1,500,000
Series 2020 A, 0.75%, tender 6/1/22 (a)	2,000,000	2,004,260
New Jersey Hsg. & Mtg. Fin. Agcy. Multi-family Rev. Series 2017 B, 1.75% 11/1/20	1,800,000	1,810,036
New Jersey Hsg. & Mtg. Fin. Agcy. Rev.:
Series 2018 B:
2.25% 10/1/20 (c)	4,435,000	4,458,370
2.5% 4/1/21 (c)	4,225,000	4,287,850
Series 2019 D:
4% 10/1/22 (c)	1,340,000	1,429,365
4% 4/1/23 (c)	115,000	124,018
4% 10/1/23 (c)	125,000	136,353
4% 4/1/25 (c)	150,000	168,633
New Jersey Sports & Exposition Auth. Contract Rev. Series 2018 A, 5% 9/1/20	1,000,000	1,010,363
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/20	3,275,000	3,275,000
5% 6/1/21	1,985,000	2,058,111
5% 6/1/22	2,480,000	2,659,329
New Jersey Tpk. Auth. Tpk. Rev.:
Bonds Series 2017 C5, 1 month U.S. LIBOR + 0.460% 0.719%, tender 1/1/21 (a)(b)	5,905,000	5,879,954
Series 2017 C1, 1 month U.S. LIBOR + 0.340% 0.599% 1/1/21 (a)(b)	195,000	194,038
New Jersey Trans. Trust Fund Auth.:
Series 1999 A, 5.75% 6/15/20	35,000	35,031
Series 2006 A:
5.25% 12/15/20	275,000	277,925
5.25% 12/15/20 (FSA Insured)	1,720,000	1,760,765
Series 2006, 5.25% 12/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	165,000	169,478
Series 2011 B:
5% 6/15/21	1,250,000	1,270,176
5.25% 6/15/22 (Pre-Refunded to 6/15/21 @ 100)	345,000	362,764
Series 2013 A, 5% 6/15/20	395,000	395,242
Series 2013 AA, 5% 6/15/23	500,000	521,380
Series 2016 A:
5% 6/15/20	12,785,000	12,795,650
5% 6/15/21	1,700,000	1,740,546
5% 6/15/22	2,720,000	2,843,923
5% 6/15/27	90,000	98,199
Series 2016 A-2, 5% 6/15/23	630,000	670,673
Series 2018 A:
4% 6/15/20	1,160,000	1,160,553
5% 6/15/21	3,995,000	4,090,284
5% 6/15/22	4,175,000	4,365,213
Series A:
5% 12/15/24	210,000	222,466
5% 12/15/25	200,000	213,598
Series AA, 5% 6/15/20	375,000	375,229
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/21	480,000	506,630
Rutgers State Univ. Rev. Series Q:
5% 5/1/21	125,000	130,416
5% 5/1/22	80,000	86,034
5% 5/1/23	65,000	72,369

TOTAL NEW JERSEY		115,405,921

New Mexico - 0.2%
Farmington Poll. Cont. Rev. Bonds (Pub. Svc. Co. of New Mexico Proj.) Series 2010 A, 5.2%, tender 6/1/20 (a)	220,000	220,000
New Mexico Mtg. Fin. Auth. Series 2019 C, 4% 1/1/50	530,000	583,260
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev.:
Bonds Series 2019 A, 5%, tender 5/1/25 (a)	1,000,000	1,163,660
Series 2019 A:
4% 5/1/22	140,000	148,492
4% 5/1/23	580,000	630,373
4% 11/1/23	245,000	269,559
4% 11/1/24	250,000	280,498
4% 5/1/25	960,000	1,077,754
New Mexico Severance Tax Rev. Series 2015 B, 5% 7/1/21	1,495,000	1,572,755

TOTAL NEW MEXICO		5,946,351

New York - 1.8%
Albany County Arpt. Auth. Arpt. Rev. Series 2020 B, 5% 12/15/21 (c)	500,000	530,645
Dorm. Auth. New York Univ. Rev.:
Series 2016 A:
5% 7/1/22	10,000	10,683
5% 7/1/24	40,000	44,954
Series 2017, 4% 12/1/20 (d)	200,000	202,288
Long Island Pwr. Auth. Elec. Sys. Rev. Bonds Series 2019 B, 1.65%, tender 9/1/24 (a)	800,000	798,968
New York City Gen. Oblig.:
Series 2006, 1%, tender 6/1/36 (FSA Insured) (a)	1,000,000	1,000,000
Series 2007 C-4, 1.5%, tender 1/1/32 (FSA Insured) (a)	225,000	225,000
Series 2007, 1.15%, tender 6/5/20 (FSA Insured) (a)	4,200,000	4,200,000
Series 2008 A-3, 1.13%, tender 8/1/26 (FSA Insured) (a)	3,775,000	3,775,000
Series 2008 C-4, 1.09%, tender 10/1/27 (a)	225,000	225,000
Series 2013 D, 5% 8/1/23	1,390,000	1,541,441
Series A, 5% 8/1/22	300,000	330,231
Series C, 5% 8/1/23	5,000,000	5,704,150
New York City Hsg. Dev. Corp.:
Bonds Series 2017 G-2, 2%, tender 12/31/21 (a)	2,630,000	2,635,918
Series 2017 A2A, 1.9% 5/1/21	615,000	615,296
New York City Hsg. Dev. Corp. Multifamily Hsg. Bonds:
Series A3, 1.125%, tender 11/1/24 (a)	2,000,000	1,998,120
Series B1, 0.8%, tender 12/1/20 (a)	3,000,000	3,000,459
New York City Transitional Fin. Auth. Rev. Series 1, 5% 11/1/22	400,000	443,352
New York Dorm. Auth. Personal Income Tax Rev. Series 2012 A, 5% 12/15/23	600,000	667,050
New York Dorm. Auth. Rev. Bonds Series 2019 B1, 5%, tender 5/1/22 (a)	675,000	712,415
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev. Bonds Series 2008 A, SIFMA Municipal Swap Index + 0.450% 0.59%, tender 6/1/22 (a)(b)	1,395,000	1,352,243
New York Metropolitan Trans. Auth. Rev.:
Bonds:
Series 2011 B, 1 month U.S. LIBOR + 0.550% 0.798%, tender 11/1/22 (a)(b)	1,745,000	1,643,284
Series 2018 A, 5%, tender 11/15/20 (a)	3,000,000	3,014,291
Series 2005 B, 5.25% 11/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	275,000	282,084
Series 2008 B2, 5% 11/15/21	110,000	112,448
Series 2012 B, 5% 11/15/22	45,000	46,505
Series 2012 E, 5% 11/15/21	55,000	56,224
Series 2012 F:
5% 11/15/21	765,000	782,021
5% 11/15/22	1,000,000	1,033,450
Series 2014 C, 5% 11/15/21	60,000	61,335
Series 2016 B, 5% 11/15/21	50,000	51,113
Series 2020 A:
4% 2/1/22	3,800,000	3,811,362
5% 2/1/23	4,200,000	4,345,740
New York St Mtg. Agcy. Homeowner:
Series 198, 1.65% 10/1/21 (c)	2,245,000	2,275,554
Series 2014 189, 2.5% 10/1/21 (c)	1,640,000	1,680,770
New York State Energy Research & Dev. Auth. Poll. Cont. Rev. Series 1999, 3.15%, tender 6/5/20 (AMBAC Insured) (a)	300,000	300,000
New York State Hsg. Fin. Agcy. Rev. Bonds Series 2019 F, 1.875%, tender 11/1/21 (a)	2,500,000	2,501,200
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (c)	75,000	80,439
New York Trans. Dev. Corp. (Delta Air Lines, Inc. Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2018, 5% 1/1/22 (c)	1,500,000	1,518,195
Niagara Frontier Trans. Auth. Arpt. Rev. Series 2019 A:
5% 4/1/22 (c)	700,000	753,578
5% 4/1/23 (c)	2,575,000	2,838,551
5% 4/1/24 (c)	1,720,000	1,951,787
Onondaga County Ind. Dev. Agcy. Swr. Facilities Rev. (Bristol-Meyers Squibb Co. Proj.) 5.75% 3/1/24 (c)	570,000	667,265
Yonkers Gen. Oblig. Series 2017 C, 5% 10/1/22 (Build America Mutual Assurance Insured)	55,000	60,251

TOTAL NEW YORK		59,880,660

New York And New Jersey - 0.5%
Port Auth. of New York & New Jersey:
Series 188, 5% 5/1/21 (c)	11,465,000	11,886,419
Series 2018, 5% 9/15/22 (c)	4,000,000	4,360,600

TOTAL NEW YORK AND NEW JERSEY		16,247,019

North Carolina - 0.6%
Durham Hsg. Auth. MultiFamily Hsg. Rev. Bonds Series 2017, 1.3%, tender 10/1/20	1,000,000	1,002,537
New Hanover County Hosp. Rev. Series 2017, 5% 10/1/26	290,000	348,635
North Carolina Cap. Facilities Fin. Agcy. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 B, 1.15%, tender 6/3/20 (a)(c)	12,000,000	12,000,000
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 1993 B, 6% 1/1/22 (Escrowed to Maturity)	1,750,000	1,906,293
North Carolina Grant Anticipation Rev. Series 2017:
5% 3/1/22	80,000	86,489
5% 3/1/23	80,000	89,858
North Carolina Hsg. Fin. Agcy. Home Ownership Rev. Series 43, 4% 7/1/50	2,800,000	3,114,552
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds Series 2019 B, 2.2%, tender 12/1/22 (a)	1,420,000	1,440,249
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 E:
5% 1/1/22	110,000	118,201
5% 1/1/23	35,000	38,777
Raleigh Durham Arpt. Auth. Arpt. Rev.:
Series 2015 B, 5% 5/1/22 (c)	550,000	590,508
Series 2017 A:
5% 5/1/22 (c)	400,000	429,460
5% 5/1/23 (c)	235,000	259,854

TOTAL NORTH CAROLINA		21,425,413

North Dakota - 0.1%
North Dakota Hsg. Fin. Agcy. Bonds (Home Mtg. Fin. Prog.) Series 2019 B, SIFMA Municipal Swap Index + 0.400% 0.54%, tender 2/1/22 (a)(b)	4,000,000	3,971,960
Ohio - 1.4%
Akron Bath Copley Hosp. District Rev.:
Series 2012, 5% 11/15/20	325,000	330,961
Series 2016, 5% 11/15/24	45,000	52,094
Allen County Hosp. Facilities Rev.:
Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	125,000	135,059
Series 2010 B, 4.125% 9/1/20	500,000	503,891
Series 2017 A:
5% 8/1/21	780,000	815,537
5% 8/1/22	300,000	325,197
Series 2020 A:
5% 12/1/20	1,405,000	1,432,663
5% 12/1/21	1,000,000	1,058,370
5% 12/1/22	1,550,000	1,699,157
5% 12/1/23	1,000,000	1,131,550
American Muni. Pwr., Inc. Rev. Bonds:
(Combined Hydroelectric Proj.) Series 2018, 2.25%, tender 8/15/21 (a)	3,000,000	3,026,820
Series 2019 A, 2.3%, tender 2/15/22 (a)	1,800,000	1,806,300
Cleveland Arpt. Sys. Rev.:
Series 2016 A, 5% 1/1/26 (FSA Insured)	10,000	11,519
Series 2019 B, 5% 1/1/21 (c)	1,700,000	1,738,147
5% 1/1/24 (FSA Insured)	25,000	28,135
5% 1/1/25 (FSA Insured)	370,000	426,540
Cleveland Pub. Pwr. Sys. Rev. Series 2016:
5% 11/15/21	220,000	235,244
5% 11/15/21 (FSA Insured)	1,180,000	1,259,084
Cuyahoga Metropolitan Hsg. Auth. Bonds:
(Carver Park Phase II Proj.) Series 2018, 2.2%, tender 6/1/20 (a)	4,175,000	4,175,000
(Riverside Park Phase II Proj.) Series 2019, 2%, tender 4/1/21 (a)	3,000,000	3,029,728
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/22	45,000	48,321
5% 6/15/23	40,000	44,168
Franklin County Hosp. Facilities Rev.:
Bonds (Ohio Health Corp.) Series 2018 B, SIFMA Municipal Swap Index + 0.430% 0.57%, tender 11/15/21 (a)(b)	3,800,000	3,776,934
Series 2016 C, 5% 11/1/23	60,000	68,567
Franklin County Multi-family Rev. Bonds Series 2017, 1.77%, tender 6/1/20 (a)	175,000	175,000
Franklin County Rev. Bonds Series 2013 OH, 0.7%, tender 8/3/20 (a)	8,000,000	7,999,994
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/21	45,000	47,036
Hamilton County HealthCare Facilities Rev.:
(Christ Hosp., OH. Proj.) Series 2012, 5% 6/1/20	220,000	220,000
Series 2012:
5% 6/1/21	400,000	417,063
5.25% 6/1/26	115,000	122,658
Lucas County Hosp. Rev. Series 2011 D, 4% 11/15/20	2,200,000	2,229,931
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/24	620,000	712,306
5% 8/1/25	310,000	363,497
5% 8/1/26	535,000	640,235
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.) Series 2016, 5% 12/1/22	585,000	640,838
(Kenyon College, Oh. Proj.) Series 2017, 4% 7/1/20	50,000	50,098
Ohio Hosp. Facilities Rev. Series 2017 A:
5% 1/1/21	60,000	61,574
5% 1/1/22	35,000	37,482
5% 1/1/23	45,000	49,941
5% 1/1/24	40,000	45,968
5% 1/1/25	45,000	53,366
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. Bonds (Brandt Meadows Apts. Proj.) Series 2019, 2%, tender 9/1/20 (a)	3,700,000	3,711,931
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	45,000	50,610
Ohio Spl. Oblig. Series 2020 A:
5% 2/1/22	185,000	199,678
5% 2/1/23	305,000	342,363
Ross County Hosp. Facilities Rev. (Adena Health Sys. Obligated Group Proj.) Series 2019, 5% 12/1/20	375,000	383,712
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/21	15,000	15,466
5% 2/15/22	25,000	26,878
5% 2/15/23	45,000	48,402
5% 2/15/24	35,000	38,365
5% 2/15/25	35,000	39,082
5% 2/15/26	405,000	458,897
Series 2019, 5% 2/15/29	1,000,000	1,106,970
Univ. of Akron Gen. Receipts Series 2019 A:
5% 1/1/24	300,000	339,975
5% 1/1/25	400,000	466,136

TOTAL OHIO		48,254,438

Oklahoma - 0.2%
Beckham Independent School District#6 Elk City Series 2019, 2% 7/1/21	1,405,000	1,424,923
Canadian Cny Edl. Facilities Auth. (Yukon Pub. Schools Proj.) Series 2019, 5% 12/1/20	2,050,000	2,092,536
Oklahoma County Fin. Auth. Edl. Facilities (Midwest City- Del City School Dis Proj.) Series 2018, 5% 10/1/21	240,000	254,402
Oklahoma County Independent School District No. 53 Series 2017, 1.75% 7/1/20	265,000	265,229
Oklahoma County Independent School District No. 9 Series 2018, 2.5% 6/1/21	1,535,000	1,563,336
Oklahoma Dev. Fin. Auth. Rev.:
(Oklahoma City Univ. Proj.) Series 2019, 5% 8/1/23	560,000	608,065
Series 2004 A, 2.375% 12/1/21 (a)	30,000	30,738
Oklahoma Hsg. Fin. Agcy. Collateralized Bonds Series 2019, 1.6%, tender 7/1/22	185,000	186,781
Tulsa County Indl. Auth. Edl. Facilities Lease Rev. Series 2018, 5% 9/1/20	1,500,000	1,516,909

TOTAL OKLAHOMA		7,942,919

Oregon - 0.3%
Oregon Bus. Dev. Commission Bonds Series 250, 5%, tender 3/1/22 (a)(c)	2,970,000	3,161,832
Oregon Bus. Dev. Commn Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	770,000	799,660
Oregon Facilities Auth. Rev.:
(Legacy Health Proj.) Series 2011 A, 5.25% 5/1/21	255,000	266,462
Series 2011 C, 5% 10/1/20	110,000	111,621
Port of Portland Arpt. Rev. Series 26 C:
5% 7/1/21 (c)	1,815,000	1,889,016
5% 7/1/22 (c)	1,300,000	1,396,512
5% 7/1/23 (c)	2,000,000	2,213,060

TOTAL OREGON		9,838,163

Pennsylvania - 3.3%
Adams County Indl. Dev. Auth. Rev. Series 2010, 5% 8/15/20	490,000	494,632
Allegheny County Arpt. Auth. Rev.:
Series 2001, 5% 1/1/21 (Escrowed to Maturity) (c)	1,650,000	1,692,787
Series 2006 B:
5% 1/1/21 (Escrowed to Maturity) (c)	690,000	707,893
5% 1/1/22 (Escrowed to Maturity) (c)	400,000	428,036
Berks County Muni. Auth. Rev.:
(Tower Health Proj.) Series 2020 A:
5% 2/1/21	400,000	406,583
5% 2/1/22	500,000	519,800
Bonds (Tower Health Proj.) Series 2020 B1, 5%, tender 2/1/25 (a)	255,000	281,808
Bethlehem Area School District Auth. Bonds (School District Rfdg. Proj.) Series 2018 A, 1 month U.S. LIBOR + 0.480% 0.599%, tender 11/1/21 (a)(b)	3,990,000	3,935,098
Butler Area School District Series 2018, 5% 10/1/22	1,250,000	1,379,750
Chester County Health & Ed. Auth. Rev. Series 2017:
5% 11/1/20	155,000	153,635
5% 11/1/21	160,000	155,317
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. Series C, 3% 9/1/23	245,000	261,890
Coatesville Area School District Series 2017, 5% 8/1/23 (FSA Insured)	350,000	395,983
Commonwealth Fing. Auth. Rev.:
Series 2019 B, 5% 6/1/24	265,000	309,634
Series 2020 A, 5% 6/1/23	350,000	395,175
Commonwealth Fing. Auth. Tobacco Series 2018, 5% 6/1/21	1,000,000	1,039,081
Cumberland County Muni. Auth. Rev. Bonds Series 2014 T1, 3.75%, tender 5/1/44 (a)	1,000,000	1,008,280
Delaware Valley Reg'l. Fin. Auth. Local Govt. Rev. Bonds SIFMA Municipal Swap Index + 0.420% 0.56%, tender 9/1/22 (a)(b)	5,000,000	4,934,100
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 B, 5% 7/1/20	150,000	150,390
Easton Area School District Series 2013 A, 5% 4/1/23	705,000	749,641
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A, 5% 7/1/21	1,000,000	1,041,110
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	730,000	731,562
Series B, 1.8%, tender 8/15/22 (a)	975,000	976,121
Montgomery County Higher Ed. & Health Auth. Rev.:
Bonds Series 2017, 3%, tender 5/1/21 (a)	1,225,000	1,242,503
Series 2014 A:
5% 10/1/20	30,000	30,321
5% 10/1/23	5,000	5,506
Series 2017:
2% 12/1/20	145,000	143,635
3% 12/1/21	155,000	152,813
Series 2019:
5% 9/1/23	500,000	548,025
5% 9/1/26	1,250,000	1,446,963
Montgomery County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Exelon Generation Co. LLC Proj.) Series 2015 A, 2.6%, tender 9/1/20 (a)	1,090,000	1,094,854
Montgomery County Indl. Dev. Auth. Rev. (Meadowood Sr. Living Proj.) Series 2018 A, 3% 12/1/20	250,000	248,757
New Kensington-Arnold School District Series 2019 A:
4% 5/15/21	940,000	972,330
4% 5/15/22	975,000	1,040,247
Northeastern Hosp. & Ed. Auth. Series 2016 A, 5% 3/1/21	110,000	111,282
Octorara Area School District Chester and Lancaster Counties Series 2020, 4% 4/1/23	700,000	768,677
Pennsylvania Ctfs. Prtn. Series 2018 A, 5% 7/1/20	300,000	301,082
Pennsylvania Econ. Dev. Fing. Auth. Series 2020 A:
5% 4/15/21	350,000	362,116
5% 4/15/22	500,000	535,590
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. (The Pennsylvania Rapid Bridge Replacement Proj.) Series 2015, 5% 12/31/20 (c)	980,000	996,526
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2019 A, 1.95%, tender 4/1/34 (a)(c)	4,600,000	4,603,163
(Waste Mgmt., Inc. Proj.) Series 2013, 1.9%, tender 8/1/45 (a)(c)	18,000,000	18,012,404
(Waste Mgmt., Inc. Proj.):
Series 2009, 2.8%, tender 12/1/21 (a)	600,000	616,464
Series 2017 A, 1.7%, tender 8/3/20 (a)(c)	70,000	70,024
3%, tender 7/1/20 (a)(c)	3,000,000	3,003,918
Pennsylvania Gen. Oblig. Series 2016, 5% 1/15/22	290,000	311,707
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Bonds:
Series 2014 T3 and T4, 2.875%, tender 5/1/30 (a)	1,000,000	1,000,084
3%, tender 5/1/33 (a)	1,565,000	1,584,500
Series 2014:
5% 12/1/21	5,000	5,360
5% 12/1/22	20,000	22,223
Pennsylvania Hsg. Fin. Agcy.:
Bonds:
Series 2018 127C, 0.689%, tender 10/1/23 (a)(b)	4,000,000	3,917,720
Series 2019, 1.4%, tender 1/1/23 (a)	4,500,000	4,579,380
Series 2018 127A:
2.15% 10/1/20 (c)	1,710,000	1,717,594
2.25% 4/1/21 (c)	1,900,000	1,922,751
Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. Bonds Series 2018, 2.45%, tender 7/1/21 (a)	2,000,000	2,040,600
Pennsylvania Hsg. Fin. Agcy. Single Family Mtg. Rev. Series 114A, 2.9% 10/1/21 (c)	585,000	601,134
Pennsylvania Indl. Dev. Auth. Rev. Series 2012, 5% 7/1/21	335,000	351,747
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A, 5% 12/1/21 (FSA Insured)	110,000	117,580
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2018 A1:
SIFMA Municipal Swap Index + 0.350% 0.49% 12/1/20 (a)(b)	2,800,000	2,797,513
SIFMA Municipal Swap Index + 0.430% 0.57% 12/1/21 (a)(b)	3,500,000	3,461,325
Series 2018 B, SIFMA Municipal Swap Index + 0.500% 0.64% 12/1/21 (a)(b)	3,460,000	3,425,296
Philadelphia Arpt. Rev.:
Series 2010 D, 5% 6/15/21 (c)	490,000	491,311
Series 2011 A, 5% 6/15/21 (c)	225,000	233,302
Series 2017 A, 5% 7/1/24	10,000	11,450
Series 2017 B:
5% 7/1/21 (c)	1,300,000	1,349,855
5% 7/1/22 (c)	620,000	663,518
5% 7/1/24 (c)	345,000	389,464
Philadelphia Auth. for Indl. Dev. Series 2020 C, 4% 11/1/24 (e)	535,000	580,208
Philadelphia Auth. Indl. Dev. Lease Rev. Series 2019:
5% 10/1/20	1,300,000	1,312,170
5% 10/1/21	500,000	518,445
Philadelphia Gas Works Rev.:
Series 10, 5% 7/1/20 (FSA Insured)	305,000	306,045
Series 15, 5% 8/1/21	25,000	26,106
Series 2015 13:
5% 8/1/20	600,000	603,780
5% 8/1/21	850,000	887,613
Series 2016 14, 5% 10/1/20	1,145,000	1,159,557
Series 2017 15:
4% 8/1/20	130,000	130,607
5% 8/1/22	480,000	518,914
Philadelphia Gen. Oblig.:
Series 2019 A, 5% 8/1/20	1,530,000	1,540,894
Series 2019 B, 5% 2/1/21	1,500,000	1,543,040
Philadelphia Hospitals & Higher Ed. Facilities Auth. Hosp. Rev. Series 2017, 5% 7/1/20	220,000	220,572
Philadelphia School District Series 2019 A:
5% 9/1/20	600,000	606,248
5% 9/1/21	115,000	120,981
5% 9/1/23	185,000	209,198
Phoenixville Area School District Gen. Oblig. Series 2016 B, 4% 8/15/21	500,000	521,635
Pittsburgh Urban Redev. Auth. Rev. Bonds (Crawford Square Apts. Proj.) Series 2018, 0.6%, tender 6/1/20 (a)	4,025,000	4,025,000
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Bonds Series 2017 C, 1 month U.S. LIBOR + 0.640% 0.953%, tender 6/1/20 (FSA Insured) (a)(b)	3,270,000	3,253,821
Series 2019 A:
5% 9/1/23	270,000	309,620
5% 9/1/26 (FSA Insured)	625,000	786,419
Quakertown Gen. Auth. Health Facilities Series 2017 A, 3.125% 7/1/21	705,000	687,713
Reading School District Series 2017:
5% 3/1/21 (FSA Insured)	50,000	51,687
5% 3/1/25 (FSA Insured)	5,000	5,969
5% 3/1/26 (FSA Insured)	5,000	6,125
5% 3/1/27 (FSA Insured)	5,000	6,280
5% 3/1/28 (FSA Insured)	5,000	6,283
Scranton School District:
Series 2017 A, 5% 6/1/20	135,000	135,000
Series 2017 B, 5% 6/1/20	120,000	120,000

TOTAL PENNSYLVANIA		109,650,850

Rhode Island - 0.1%
Rhode Is Comm Corp. Spl. Facilities Rev. Series 2018, 5% 7/1/21	685,000	710,742
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016:
5% 5/15/22	45,000	47,589
5% 5/15/23	25,000	27,108
5% 5/15/24	50,000	55,442
5% 5/15/25	120,000	135,338
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	130,000	155,988
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev. Series 2015, 5% 11/1/20	300,000	304,273
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	105,000	115,676
Rhode Island Student Ln. Auth. Student Ln. Rev.:
Series 2019 A, 5% 12/1/28 (c)	490,000	582,311
Series A, 5% 12/1/20 (c)	250,000	253,805
Tobacco Settlement Fing. Corp. Series 2015 A:
5% 6/1/21	555,000	571,331
5% 6/1/26	75,000	84,419
5% 6/1/27	20,000	22,458

TOTAL RHODE ISLAND		3,066,480

South Carolina - 0.4%
Charleston County Arpt. District Series 2013 A, 5.25% 7/1/22 (c)	1,235,000	1,335,121
Greenville County School District Series 2019 C, 4% 6/1/20	5,000,000	5,000,000
Lancaster County School District ( South Carolina Gen. Oblig. Proj.) Series 2017, 5% 3/1/22	45,000	48,716
Laurens County Wtr. & Swr. Cmnty. Wtrwks. Series 2020, 1.375% 2/1/22	3,000,000	3,028,560
Richland County School District #2 Gen. Oblig. (South Carolina Gen. Oblig. Proj.) Series 2015 A, 5% 2/1/23	55,000	61,894
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/23	95,000	107,044
5% 12/1/26	25,000	29,094
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	145,000	161,243
South Carolina Ports Auth. Ports Rev. Series 2019 B, 5% 7/1/22 (c)	310,000	331,889
South Carolina Pub. Svc. Auth. Rev.:
Series 2012 B, 5% 12/1/20	20,000	20,438
Series 2012 C, 5% 12/1/20	400,000	408,765
Series 2014 C:
5% 12/1/22	25,000	26,968
5% 12/1/23	110,000	121,362
Series 2015 A, 5% 12/1/21	225,000	239,663
Series A, 5% 12/1/23	1,015,000	1,119,839

TOTAL SOUTH CAROLINA		12,040,596

South Dakota - 0.0%
South Dakota Health & Edl. Facilities Auth. Rev. Series 2014 B:
4% 11/1/20	15,000	15,177
4% 11/1/21	10,000	10,396
5% 11/1/22	10,000	10,904

TOTAL SOUTH DAKOTA		36,477

Tennessee - 0.5%
Greeneville Health & Edl. Facilities Board Series 2018 A, 5% 7/1/22	1,000,000	1,063,610
Memphis Health, Edl. & Hsg. Facilities Board Bonds Series 2018, 2.03%, tender 8/1/20 (a)	7,400,000	7,417,208
Metropolitan Nashville Arpt. Auth. Rev. Series 2019 B, 5% 7/1/25 (c)	770,000	898,390
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. Bonds Series 2001 B, 1.55%, tender 11/3/20 (a)	3,410,000	3,420,105
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (a)	2,050,000	2,351,084
Tennessee Energy Acquisition Corp.:
Series 2006 A, 5.25% 9/1/21	1,235,000	1,283,869
Series 2018, 5% 11/1/22	1,500,000	1,618,095

TOTAL TENNESSEE		18,052,361

Texas - 7.1%
Alamito Pub. Facilities Corp. Bonds:
(Cramer Three Apts. Proj.) Series 2018, 2.5%, tender 5/1/21 (a)	5,000,000	5,078,440
(Sandoval Apts. and Valle Verde Apts. Proj.) Series 2018, 2.25%, tender 6/1/20 (a)	3,000,000	3,000,000
Series 2019, 1.51%, tender 5/1/22 (a)	6,000,000	6,068,280
Aledo Independent School District Series 2015, 0% 2/15/24	25,000	24,418
Allen Independent School District Series 2011, 5% 2/15/41 (Pre-Refunded to 2/15/21 @ 100)	860,000	888,853
Austin Affordable Pfc, Inc. Multifamily Hsg. Rev. Bonds Series 2019, 1.46%, tender 6/1/22 (a)	700,000	714,994
Austin Arpt. Sys. Rev.:
Series 2019 B, 5% 11/15/22 (c)	600,000	650,214
Series 2019:
5% 11/15/20 (c)	2,615,000	2,670,928
5% 11/15/22 (c)	385,000	417,221
Austin-Bergstrom Landhost Ente Series 2017:
5% 10/1/20	235,000	238,471
5% 10/1/21	280,000	296,338
Brownsville Independent School District Series 2017, 4% 8/15/22	1,910,000	2,065,665
Burleson Independent School District Bonds Series 2018, 2.5%, tender 8/1/22 (a)	5,000,000	5,170,700
Cap. Area Hsg. Fin. Corp. Multi-family Hsg. Rev. Bonds:
Series 2018, 2.05%, tender 8/1/20 (a)	10,000,000	10,023,673
Series 2019, 2.1%, tender 9/1/22 (a)	2,800,000	2,846,732
Central Reg'l. Mobility Auth.:
Bonds Series 2015 B, 5%, tender 1/6/21 (a)	1,000,000	1,000,853
Series 2011, 6% 1/1/41 (Pre-Refunded to 1/1/21 @ 100)	5,720,000	5,909,275
Series 2016:
5% 1/1/21	10,000	10,149
5% 1/1/22	35,000	36,391
5% 1/1/23	55,000	58,449
5% 1/1/24	75,000	81,165
5% 1/1/26	65,000	72,454
Cypress-Fairbanks Independent School District Bonds:
Series 2014 B2, 1.4%, tender 8/17/20 (a)	1,700,000	1,702,288
Series 2014 B3, 1.4%, tender 8/17/20 (a)	2,425,000	2,428,263
Series 2015 B2, 2.125%, tender 8/16/21 (a)	4,000,000	4,069,760
Series 2017 A-2, 1.25%, tender 8/15/22 (a)	3,000,000	3,036,300
Series 2017 A-3, 3%, tender 8/17/20 (a)	630,000	632,940
Series 2017 A1, 2.125%, tender 8/16/21 (a)	8,180,000	8,322,659
Dallas County Gen. Oblig. Series 2016 5% 8/15/22	75,000	82,864
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2011 D, 5% 11/1/23	400,000	406,824
Series 2013 F:
5% 11/1/21	65,000	68,603
5% 11/1/22	210,000	228,883
Series 2014 D, 5% 11/1/21 (c)	2,515,000	2,642,737
Dallas Independent School District Bonds:
Series 2016 B5, 5%, tender 2/15/21 (a)	175,000	180,302
Series 2016, 5%, tender 2/15/22 (a)	5,000	5,404
Series B6:
5%, tender 2/15/22 (a)	100,000	108,083
5%, tender 2/15/22 (a)	100,000	107,318
Denton Independent School District:
Bonds Series 2013:
2%, tender 8/1/20 (a)	465,000	466,247
2%, tender 8/1/20 (a)	1,065,000	1,067,170
Series 2016, 0% 8/15/25	35,000	33,894
El Paso County Hosp. District Series 2013, 5% 8/15/20	1,160,000	1,168,084
El Paso Independent School District Bonds Series 2020, 2.5%, tender 7/31/27 (a)	2,500,000	2,552,950
Fort Bend Independent School District Bonds:
Series 2019 A, 1.95%, tender 8/1/22 (a)	6,450,000	6,590,159
Series C, 1.35%, tender 8/1/20 (a)	40,000	40,027
Series D, 1.5%, tender 8/1/21 (a)	70,000	70,526
Fort Worth Gen. Oblig. Series 2015 A, 5% 3/1/23	35,000	39,487
Fort Worth Independent School District Series 2015, 5% 2/15/22	35,000	37,879
Grapevine-Colleyville Independent School District Bonds:
Series 2012, 2%, tender 8/1/20 (a)	975,000	976,987
Series B, 2%, tender 8/1/20 (a)	880,000	882,433
Harlandale Independent School District Bonds Series 2015, 3%, tender 8/15/21 (a)	6,000,000	6,027,240
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2019 B, 5%, tender 12/1/22 (a)	5,000,000	5,430,750
Series 2019 C, SIFMA Municipal Swap Index + 0.420% 0.56%, tender 12/1/22 (a)(b)	3,250,000	3,191,045
Series 2013 A, 5% 12/1/21	450,000	477,725
Series 2013 B, SIFMA Municipal Swap Index + 0.900% 1.04% 6/1/22 (a)(b)	600,000	597,210
Series 2014 A, 5% 12/1/26	120,000	138,148
Series 2015, 5% 10/1/20	570,000	578,958
Series 2019 A:
5% 12/1/20	1,000,000	1,020,750
5% 12/1/21	1,860,000	1,974,595
Series 2020, 5% 6/1/22	1,000,000	1,078,230
Harris County Flood Cont. District Series 2019 A, 4% 10/1/20	5,000,000	5,063,584
Harris County Gen. Oblig.:
Series 2012 B, 1.45% 8/15/21 (a)	8,000,000	8,027,120
Series 2019 A, 4% 10/1/20	5,000,000	5,064,932
Harris County Health Facilities Dev. Corp. Rev. Series 2005 A4, 1.09%, tender 7/1/31 (FSA Insured) (a)	1,000,000	1,000,000
Houston Arpt. Sys. Rev.:
(Houston TX Arpt. Sys. Rev. Subord Proj.) Series 2011 A, 5% 7/1/21 (c)	675,000	703,195
Series 2011 A, 5% 7/1/22 (c)	410,000	426,523
Series 2012 A, 5% 7/1/23 (c)	235,000	251,744
Series 2018 A, 5% 7/1/21 (c)	275,000	289,086
Series 2018 C:
5% 7/1/20 (c)	3,760,000	3,771,825
5% 7/1/21 (c)	335,000	348,993
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev. Series 2019, 5% 9/1/20	2,485,000	2,484,739
Houston Independent School District Bonds:
Series 2012:
1.45%, tender 6/1/20 (a)	4,360,000	4,360,000
2.4%, tender 6/1/21 (a)	2,985,000	3,036,240
4%, tender 6/1/29 (e)	1,000,000	1,100,690
Series 2013 B:
1.45%, tender 6/1/20 (a)	2,385,000	2,385,000
2.4%, tender 6/1/21 (a)	3,100,000	3,153,214
Series 2014 A, 2.2%, tender 6/1/20 (a)	3,000,000	3,000,000
Houston Util. Sys. Rev. Bonds Series 2018 C, 1 month U.S. LIBOR + 0.360% 0.479%, tender 8/1/21 (a)(b)	8,000,000	7,888,160
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/20	130,000	132,092
5% 10/15/21	65,000	68,821
Katy Independent School District Bonds Series 2015 C, 1 month U.S. LIBOR + 0.280% 0.403%, tender 8/16/21 (a)(b)	5,000,000	4,955,500
Leander Independent School District Series 2013 A:
0% 8/15/21	550,000	547,910
0% 8/15/23	1,000,000	983,820
Love Field Arpt. Modernization Rev. Series 2015, 5% 11/1/23 (c)	375,000	413,959
Lower Colorado River Auth. Rev.:
(LCRA Transmission Corp. Proj.) Series 2011 B, 5% 5/15/23	465,000	484,865
(LCRA Transmission Svcs. Corp. Proj.):
Series 2019 A, 5% 5/15/21	1,335,000	1,393,862
Series 2020:
5% 5/15/21 (e)	1,265,000	1,320,776
5% 5/15/22 (e)	1,000,000	1,088,770
5% 5/15/23 (e)	215,000	243,240
Mansfield Independent School District Series 2016, 5% 2/15/24	95,000	110,981
Matagorda County Navigation District No. 1 Poll. Cont. Rev. Bonds Series 1996, 1.75%, tender 9/1/20 (a)(c)	2,555,000	2,561,728
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2020 A, 1.5%, tender 8/3/20 (a)(c)	300,000	300,008
New Caney Independent School District Bonds Series 2018, 3%, tender 8/15/21 (a)	1,090,000	1,120,367
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/26	55,000	62,614
North East Texas Independent School District:
Bonds Series 2013 B, 1.42%, tender 8/1/21 (a)	295,000	295,322
Series 2018, 5% 8/1/20	1,080,000	1,088,632
North Harris County Reg'l. Wtr. Auth. Series 2013, 4% 12/15/22	35,000	38,198
North Texas Tollway Auth. Rev.:
Series 2011 A, 5.5% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	1,715,000	1,826,595
Series 2011 D, 5% 9/1/28 (Pre-Refunded to 9/1/21 @ 100)	2,150,000	2,276,528
Series 2019 A, 5% 1/1/21	1,700,000	1,745,700
Northside Independent School District:
Bonds:
Series 2017, 1.45%, tender 6/1/20 (a)	1,200,000	1,200,000
2%, tender 6/1/21 (a)	2,705,000	2,740,697
Series 2011, 2.125%, tender 8/1/20 (a)	4,745,000	4,755,638
Prosper Independent School District Bonds Series 2019 B, 2%, tender 8/15/23 (a)	1,000,000	1,028,530
Sam Rayburn Muni. Pwr. Agcy. Series 2012, 5% 10/1/20	20,000	20,286
San Antonio Arpt. Sys. Rev.:
Series 2012, 4% 7/1/20 (c)	1,385,000	1,388,178
Series 2019 A:
5% 7/1/20 (c)	500,000	501,527
5% 7/1/20 (c)	1,000,000	1,003,096
5% 7/1/21 (c)	640,000	666,310
5% 7/1/21 (c)	1,330,000	1,383,932
5% 7/1/22 (c)	275,000	294,418
5% 7/1/22 (c)	265,000	283,431
5% 7/1/23 (c)	195,000	214,348
5% 7/1/25 (c)	400,000	459,104
5% 7/1/26 (c)	500,000	584,365
San Antonio Elec. & Gas Sys. Rev. Bonds:
Series 2015 B, 2%, tender 12/1/21 (a)	3,550,000	3,605,416
Series 2015 D, 3%, tender 12/1/20 (a)	4,000,000	4,051,206
San Antonio Hsg. Trust Fin. Corp. Bonds Series 2019, 1.4%, tender 1/1/22 (a)	5,000,000	5,058,950
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/21	20,000	21,163
5% 9/15/22	75,000	82,643
San Antonio Wtr. Sys. Rev. Bonds Series 2013 F, 2%, tender 11/1/21 (a)	1,000,000	1,021,390
Sherman Independent School District Bonds Series 2018 B:
3%, tender 7/31/20 (a)	75,000	75,335
3%, tender 8/1/20 (a)	205,000	205,916
3%, tender 8/1/20 (a)	3,720,000	3,733,655
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/21	15,000	15,840
5% 8/15/23	20,000	22,623
Series 2013, 5% 9/1/20	20,000	20,195
Tarrant County Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev. (MRC Crestview Proj.) Series 2010, 8.125% 11/15/44 (Pre-Refunded to 11/15/20 @ 100)	250,000	258,388
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/26	35,000	42,671
Series 2017 A, 5% 2/15/24	45,000	51,923
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Bonds:
Series 2018, 1.17%, tender 2/1/21 (a)	3,800,000	3,801,657
Series 2019, 2.11%, tender 2/1/21	2,880,000	2,906,838
Series 2020, 1.6%, tender 11/1/20 (a)	2,000,000	2,001,055
Texas Gen. Oblig.:
Bonds:
Series 2019 C2, 1.85%, tender 8/1/22 (a)	265,000	265,488
Series 2019 E2, 2.25%, tender 8/1/22 (a)	740,000	742,383
Series 2013 B, 5.25% 8/1/21 (c)	940,000	995,037
Series 2018, 4% 8/1/21 (c)	790,000	824,784
Texas State Univ. Sys. Fing. Rev. Series 2019 A, 4% 3/15/21	2,000,000	2,060,791
Texas Wtr. Dev. Board Rev. Series 2019 A:
5% 10/15/20	1,340,000	1,364,093
5% 4/15/21	850,000	885,805
Tomball Independent School District Bonds Series 2014 B2, 2.125%, tender 8/15/21 (a)	1,000,000	1,017,440
Travis County Health Facilities Dev. Corp. Rev. (Longhorn Village Proj.) Series 2012 A, 7% 1/1/32 (Pre-Refunded to 1/1/21 @ 100)	1,740,000	1,807,251
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev. Series 2016, 5% 8/1/23	35,000	40,108
Univ. of Texas Board of Regents Sys. Rev. Series 2017 C:
5% 8/15/20	1,090,000	1,100,848
5% 8/15/21	1,945,000	2,058,316

TOTAL TEXAS		237,865,786

Utah - 0.0%
Salt Lake City Arpt. Rev. Series 2018 A, 5% 7/1/23 (c)	250,000	275,915
Virginia - 2.6%
Arlington County IDA Hosp. Facilities Series 2020:
5% 7/1/23	340,000	379,056
5% 7/1/24	425,000	487,003
Charles City County Solid Wt Rev. Bonds Series 2002, 3%, tender 4/1/27 (a)(c)	5,750,000	5,811,307
Charles City County Econ. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2003 A, 2.4%, tender 5/2/22 (a)(c)	1,750,000	1,771,665
Chesapeake Bay Bridge and Tunnel District Gen. Resolution Rev. Series 2019, 5% 11/1/23	2,000,000	2,149,680
Chesapeake Hosp. Auth. Hosp. Facility Rev. Series 2019, 4% 7/1/20	2,285,000	2,291,987
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A:
4% 7/15/20	15,000	15,061
5% 7/15/21	10,000	10,489
Fairfax County Indl. Dev. Auth. Bonds (Inova Health Sys. Proj.) Series 2018 B, 5%, tender 5/15/23 (a)	250,000	282,443
Fairfax County Redev. & Hsg. Auth. Rev. Bonds Series 2018:
2.21%, tender 8/1/20 (a)(c)	2,000,000	2,005,456
2.26%, tender 8/1/20 (a)	2,000,000	2,005,619
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	50,000	57,247
Halifax County Indl. Dev. Auth. Bonds 2.15%, tender 9/1/20 (a)	2,935,000	2,937,094
Hampton Roads Trans. Accountability Commission Series 2019 A, 5% 7/1/22	14,500,000	15,900,410
King George County Indl. Dev. Auth. Solid Waste Disp. Fac. Rev. (King George Landfill, Inc. Proj.) Series 2003 A, 2.5% 6/1/23 (a)(c)	735,000	749,516
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Virginia Elec. and Pwr. Co. Proj.):
Series 2008 A, 1.9%, tender 6/1/23 (a)	2,500,000	2,575,175
Series 2008 C, 1.8%, tender 4/1/22 (a)	1,600,000	1,639,968
Series 2008 B, 2.15%, tender 9/1/20 (a)	2,110,000	2,111,505
Newport New Redev. & Hsg. Multi-family Hsg. Bonds Series 2018, 2.05%, tender 8/1/20 (a)	7,000,000	7,017,085
Russell County Poll. Cont. (Appalachian Pwr. Co. Proj.) Series K 4.625% 11/1/21	250,000	250,468
Spotsylvania County Econ. Dev. Bonds (Palmers Creek Apt. Proj.) Series 2019, 1.45%, tender 2/1/22 (a)	5,000,000	5,065,950
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/24	25,000	28,624
5% 6/15/25	20,000	23,386
5% 6/15/26	35,000	41,771
Staunton Redev. & Hsg. Auth. M Bonds Series 2019, 1.95%, tender 11/1/20 (a)	5,500,000	5,528,803
Sussex County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds Series 2003 A, 2.4%, tender 5/2/22 (a)(c)	805,000	814,966
Virginia Pub. Bldg. Auth. Pub. Facilities Rev.:
Series 2016 C, 5% 8/1/20 (c)	2,000,000	2,015,616
Series 2019 B, 5% 8/1/20 (c)	4,030,000	4,061,467
Series 2020 A, 5% 8/1/22	1,940,000	2,141,275
Series 2020 B, 5% 8/1/21	2,625,000	2,772,998
Virginia Pub. School Auth. School Fing. Series 2018 B, 5% 8/1/20	4,670,000	4,707,248
Virginia Resources Auth. Moral Oblig. (Virginia Pooled Fing. Prog.) Series 2018 C, 5% 11/1/20	1,115,000	1,137,224
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds:
(Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.875%, tender 5/31/24 (a)	6,205,000	6,205,000
Series 2009 A, 2.15%, tender 9/1/20 (a)	2,605,000	2,606,859
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	300,000	309,906

TOTAL VIRGINIA		87,909,327

Washington - 2.2%
Central Puget Sound Reg'l. Trans. Auth. Sales & Use Tax Rev. Bonds Series 2015 S2A, SIFMA Municipal Swap Index + 0.300% 0.44%, tender 11/1/21 (a)(b)	20,000,000	19,823,800
Grant County Pub. Util. District #2 Series 2012 A, 5% 1/1/21 (Escrowed to Maturity)	40,000	41,121
King County Hsg. Auth. Rev.:
Series 2018, 3.5% 5/1/21	500,000	513,891
Series 2019:
3% 11/1/23	1,175,000	1,271,174
4% 11/1/24	135,000	154,919
King County Swr. Rev. Bonds Series 2012, 2.6%, tender 12/1/21 (a)	3,600,000	3,651,948
Pierce County Swr. Rev. Series 2012, 5% 8/1/20	1,280,000	1,290,102
Port of Seattle Gen. Oblig. Series 2011:
5.25% 12/1/20 (c)	375,000	384,273
5.25% 12/1/21 (c)	300,000	314,622
Port of Seattle Rev.:
Series 2012 B, 5% 8/1/23 (c)	1,345,000	1,451,941
Series 2015 C, 5% 4/1/21 (c)	540,000	558,043
Series 2016 B:
5% 10/1/21 (c)	60,000	63,733
5% 10/1/22 (c)	55,000	60,117
5% 10/1/23 (c)	65,000	73,109
Series 2017 C, 5% 5/1/22 (c)	5,540,000	5,963,422
Series 2018 A, 5% 5/1/22 (c)	11,475,000	12,352,034
Series 2019:
5% 4/1/21 (c)	1,000,000	1,037,244
5% 4/1/22 (c)	215,000	230,843
5% 4/1/23 (c)	215,000	236,816
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/22 (c)	500,000	540,150
Seattle Muni. Lt. & Pwr. Rev. Bonds Series 2018 B2, SIFMA Municipal Swap Index + 0.290% 0.43%, tender 11/1/21 (a)(b)	10,000,000	9,933,600
Tacoma Elec. Sys. Rev.:
Series 2013 A:
4% 1/1/21	5,000	5,110
5% 1/1/21	40,000	41,113
Series 2017:
5% 1/1/22	15,000	16,141
5% 1/1/25	15,000	18,074
5% 1/1/26	10,000	12,414
Tobacco Settlement Auth. Rev.:
Series 2013, 5% 6/1/20	1,190,000	1,190,000
Series 2018, 5% 6/1/22	215,000	225,580
Washington Gen. Oblig.:
Series 2003 C, 0% 6/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	345,000	345,000
Series R 2020 C:
5% 7/1/21	1,000,000	1,052,790
5% 7/1/22	2,500,000	2,752,450
Washington Health Care Facilities Auth. Rev.:
(Providence Health Systems Proj.) Series 2012 A, 5% 10/1/24	250,000	272,860
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	205,000	216,425
5% 8/15/26	115,000	121,673
5% 8/15/27	50,000	53,064
Bonds:
Series 2012 B, 5%, tender 10/1/21 (a)	250,000	264,140
Series 2019 B, 5%, tender 8/1/24 (a)	1,095,000	1,204,281
Series 2012 A, 5% 10/1/22	445,000	488,245
Washington Hsg. Fin. Commission Multi-family Hsg. Rev. (Columbia Park Apts. Proj.) Series 2019, 1.39%, tender 7/1/21 (a)	5,000,000	5,042,300

TOTAL WASHINGTON		73,268,562

West Virginia - 0.4%
Harrison County Commission Solid Waste Disp. Rev. Bonds (Monongahela Pwr. Co. Proj.) Series 2018 A, 3%, tender 10/15/21 (a)(c)	6,900,000	7,061,529
Mason Co. Poll. Cont. Rev. (Appalachian Pwr. Co. Proj.) Series 2003 L, 2.75% 10/1/22	2,445,000	2,503,191
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds (Appalachian Pwr. Co. Amos Proj.) Series 2011 A, 1.7%, tender 9/1/20 (a)(c)	2,125,000	2,126,329
West Virginia Hsg. Dev. Fund Series 2017 A, 2.4% 11/1/22 (c)	960,000	991,776

TOTAL WEST VIRGINIA		12,682,825

Wisconsin - 1.3%
Crosse Resources Recovery Rev. Series 1996, 6% 11/1/21 (c)	1,500,000	1,612,305
Milwaukee County Arpt. Rev.:
Series 2013 A:
5% 12/1/20 (c)	30,000	30,600
5% 12/1/22 (c)	30,000	32,677
5.25% 12/1/23 (c)	35,000	39,556
Series 2016 A, 5% 12/1/22 (c)	1,000,000	1,089,240
Milwaukee Gen. Oblig. Series 2020 N4, 5% 4/1/22	2,000,000	2,162,640
Pub. Fin. Auth. Solid Waste Bonds (Waste Mgmt., Inc. Proj.) Series 2017 A, 1.9%, tender 9/1/27 (a)(c)	17,000,000	17,011,715
Pub. Fin. Auth. Wis Edl. Facilities Series 2018, 5% 7/1/20 (d)	545,000	545,209
Wisconsin Health & Edl. Facilities:
(Agnesian Healthcare Proj.) Series 2017, 5% 7/1/21	100,000	104,977
Bonds:
(Ascension Health Cr. Group Proj.) Series 2013 B:
5%, tender 6/1/20 (a)	2,020,000	2,020,000
5%, tender 6/1/21 (a)	1,905,000	1,983,728
Series 2018 B, 5%, tender 1/26/22 (a)	5,710,000	6,145,445
Series 2018 C, SIFMA Municipal Swap Index + 0.450% 0.59%, tender 7/27/22 (a)(b)	3,885,000	3,839,235
Series 2018 C3, SIFMA Municipal Swap Index + 0.550% 0.69%, tender 7/26/23 (a)(b)	4,000,000	3,941,840
Series 2014 A, 5% 11/15/21	325,000	347,029
Series 2014, 5% 5/1/21	15,000	15,526
Series 2019 A:
5% 12/1/23	30,000	33,825
5% 12/1/24	100,000	115,900
5% 12/1/25	125,000	147,603
5% 12/1/26	200,000	240,994
Series 2019, 5% 10/1/21	400,000	417,448
Series 2020, 4% 7/1/21	820,000	850,889
Wisconsin Health & Edl. Facilities Auth. Rev.:
Series 2010, 5% 12/15/20	350,000	351,197
Series 2012, 5% 10/1/21	30,000	31,309
Wisconsin Hsg. & Econ. Dev. Auth. Series 2018 A, 2.05% 9/1/20 (c)	1,195,000	1,199,119

TOTAL WISCONSIN		44,310,006

Wyoming - 0.1%
Wyoming Cmnty. Dev. Auth. Hsg. Rev. Bonds Series 2018 4, SIFMA Municipal Swap Index + 0.320% 0.46%, tender 9/1/21 (a)(b)	5,000,000	4,967,350
TOTAL MUNICIPAL BONDS
(Cost $1,895,053,322)		1,903,762,197

Municipal Notes - 26.9%
Alabama - 0.2%
Health Care Auth. for Baptist Health Series 2013 B, 1.7% 6/5/20, VRDN (a)	6,705,000	$6,705,000
Alaska - 0.1%
Alaska Hsg. Fin. Corp. Series 2002 A, 0.13% 6/1/20 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)(c)	4,900,000	4,900,000
California - 0.9%
California Dept. of Wtr. Resources Series 2, 0.24% 9/6/20, CP	4,500,000	4,500,851
California Health Facilities Fing. Auth. Rev. Participating VRDN Series Floaters XG 01 75, 0.3% 6/5/20 (Liquidity Facility Bank of America NA) (a)(f)(g)	5,300,000	5,300,000
California Muni. Fin. Auth. Participating VRDN Series XF 10 88, 0.49% 6/5/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	3,600,000	3,600,000
California Statewide Cmntys. Dev. Auth. Hosp. Rev. Series 2020, 1.2% 8/12/20, CP	5,000,000	5,008,721
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2002 A2, 0.04% 6/1/20 (Liquidity Facility Bank of America NA), VRDN (a)	3,500,000	3,500,000
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Participating VRDN Series XF 28 50, 0.94% 6/5/20 (Liquidity Facility Cr. Suisse AG) (a)(c)(d)(f)(g)	1,300,000	1,300,000
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN Series Floaters XM 06 75, 0.49% 6/5/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(f)(g)	2,775,000	2,775,000
San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series DBE 80 49, 0.49% 6/5/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	4,700,000	4,700,000
Shafter Indl. Dev. Auth. Indl. Dev. Rev. 0.52% 6/5/20, LOC Deutsche Bank AG New York Branch, VRDN (a)(c)	350,000	350,000

TOTAL CALIFORNIA		31,034,572

Colorado - 1.7%
Colorado Ed. Ln. Prog. TRAN Series 2019 A, 3% 6/29/20	5,000,000	5,010,917
Colorado Edl. & Cultural Facilities Auth. Rev. (Mesivta of Greater Los Angeles Proj.) Series 2005, 0.49% 6/5/20, LOC Deutsche Bank AG, VRDN (a)	785,000	785,000
Colorado Gen. Fdg. Rev. TRAN Series 2019, 3% 6/26/20	30,000,000	30,058,482
Denver City & County Arpt. Rev. Participating VRDN:
Series Floaters XL 00 90, 0.44% 6/5/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(f)(g)	20,100,000	20,100,000
Series Floaters XM 07 15, 0.44% 6/5/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(f)(g)	1,240,000	1,240,000

TOTAL COLORADO		57,194,399

Connecticut - 0.1%
Oxford Gen. Oblig. BAN Series 2020, 2.5% 1/15/21	2,000,000	2,021,928
Delaware - 0.2%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1994, 0.17% 6/1/20, VRDN (a)(c)	6,500,000	6,500,000
Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Participating VRDN Series XF 08 18, 0.3% 6/5/20 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,100,000	2,100,000
Florida - 2.8%
Broward County Arpt. Sys. Rev. Participating VRDN:
Series Floaters XL 00 88, 0.74% 6/5/20 (Liquidity Facility Barclays Bank PLC) (a)(c)(f)(g)	3,780,000	3,780,000
Series XL 01 36, 0.49% 6/5/20 (Liquidity Facility JPMorgan Chase Bank) (a)(c)(f)(g)	3,000,000	3,000,000
Broward County Indl. Dev. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2015, 0.21% 6/1/20, VRDN (a)(c)	5,040,000	5,040,000
Broward County School District TAN Series 2019, 3% 6/30/20	10,000,000	10,022,123
Hillsborough County Indl. Dev. Auth. Series 2020 D, 0.06% 6/1/20, LOC TD Banknorth, NA, VRDN (a)	4,700,000	4,700,000
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2008 3 A, 0.3% 6/5/20 (Liquidity Facility Barclays Bank PLC), VRDN (a)	1,135,000	1,135,000
Jacksonville Health Care Series 2020, 1.17% 8/10/20, CP	2,000,000	2,003,594
Lee Memorial Health Sys. Hosp. Rev. Series 2019 B, 1.25% 6/5/23, VRDN (a)	1,000,000	1,000,000
Miami-Dade County Series A1, 0.33% 8/11/20, LOC Bank of America NA, CP (c)	10,000,000	10,001,013
Palm Beach County Health Facilities Auth. Rev. Participating VRDN Series Floaters 017, 0.49% 7/10/20 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	33,540,000	33,540,000
Saint Lucie County Poll. Cont. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2000, 0.11% 6/1/20, VRDN (a)	5,000,000	5,000,000
Saint Lucie County Solid Waste Disp. (Florida Pwr. & Lt. Co. Proj.) Series 2003, 0.21% 6/1/20, VRDN (a)(c)	900,000	900,000
South Miami Health Facilities Auth. Hosp. Rev. Participating VRDN:
Series XF 25 23, 0.24% 6/5/20 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	10,000,000	10,000,000
Series ZM 05 71, 0.24% 6/5/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	5,230,000	5,230,000

TOTAL FLORIDA		95,351,730

Georgia - 0.3%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.):
First Series 2009, 0.21% 6/1/20, VRDN (a)	4,590,000	4,590,000
Series 2012, 0.24% 6/1/20, VRDN (a)(c)	5,385,000	5,385,000
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) Series 1997, 0.21% 6/1/20, VRDN (a)	500,000	500,000

TOTAL GEORGIA		10,475,000

Idaho - 0.5%
Idaho Gen. Oblig. TAN Series 2019, 3% 6/30/20	13,500,000	13,527,329
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series A, 0.46% 6/5/20 (Liquidity Facility Fannie Mae) (Liquidity Facility Freddie Mac), VRDN (a)	1,590,000	1,590,000

TOTAL IDAHO		15,117,329

Illinois - 0.8%
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN Series Floaters XL 00 49, 0.34% 6/1/20 (Liquidity Facility Citibank NA) (a)(c)(f)(g)	750,000	750,000
Chicago Park District Gen. Oblig. Participating VRDN Series ROC II R 11935, 0.39% 6/5/20 (Liquidity Facility Citibank NA) (a)(f)(g)	2,300,000	2,300,000
Cook County Gen. Oblig. Participating VRDN Series 2015 XF0124, 0.37% 6/5/20 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,280,000	1,280,000
Illinois Fin. Auth. Rev. Series 2008 B, 0.15% 6/5/20, VRDN (a)	3,825,000	3,825,000
Reg'l. Transn Auth. Extend Series 2005 B, 0.9% 6/5/20, VRDN (a)	2,000,000	2,000,000
Sales Tax Securitization Corp. Participating VRDN Series YX 10 99, 0.29% 6/5/20 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	18,000,000	18,000,000

TOTAL ILLINOIS		28,155,000

Indiana - 0.1%
Ctr. Grove Multi-Facility School Bldg. Corp. BAN Series 2019, 2.5% 12/15/20	3,200,000	3,203,830
Indiana Fin. Auth. Rev. (Ascension Health Subordinate Cr. Proj.) Series 2008 E5, 0.11% 6/5/20, VRDN (a)	750,000	750,000

TOTAL INDIANA		3,953,830

Kansas - 0.4%
Baldwin City BAN Series 2020 A, 4.4% 3/1/21	2,000,000	2,060,608
Wichita Gen. Oblig. BAN Series 298, 4% 10/15/20	10,000,000	10,138,269

TOTAL KANSAS		12,198,877

Kentucky - 0.3%
Louisville & Jefferson County Reg'l. Arpt. Auth. Spl. Facilities Rev. (UPS Worldwide Forwarding, Inc. Proj.):
Series 1999 A, 0.22% 6/1/20, VRDN (a)(c)	1,100,000	1,100,000
Series 1999 C, 0.24% 6/1/20, VRDN (a)(c)	8,200,000	8,200,000

TOTAL KENTUCKY		9,300,000

Louisiana - 0.9%
Saint Charles Parish Poll. Cont. Rev. (Shell Oil Co. Proj.) Series 1992 A, 0.11% 6/1/20, VRDN (a)(c)	300,000	300,000
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 0.4% 6/5/20, VRDN (a)	12,010,000	12,010,000
Series 2010 B1, 0.37% 6/5/20, VRDN (a)	18,050,000	18,050,000

TOTAL LOUISIANA		30,360,000

Maryland - 0.8%
Baltimore Proj. Rev. Bonds Series Floaters G 42, 0.34%, tender 1/4/21 (Liquidity Facility Royal Bank of Canada) (a)(f)(g)(h)	4,500,000	4,500,000
Maryland Cmnty. Dev. Administration Dept. of Hsg. & Cmnty. Dev. Series 2006 J, 0.15% 6/5/20 (Liquidity Facility State Street Bank & Trust Co., Boston), VRDN (a)(c)	2,500,000	2,500,000
Maryland Econ. Dev. Corp. Student Hsg. Rev. Participating VRDN Series XF 28 32, 0.36% 6/5/20 (a)(f)(g)	15,000,000	15,000,000
Maryland Health & Higher Edl. Facilities Auth. Rev. Participating VRDN Series 005, 0.49% 6/4/20 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	2,420,000	2,420,000
Montgomery County Gen. Oblig. Series 2010 A, 0.23% 7/22/20 (Liquidity Facility PNC Bank NA), CP	3,000,000	3,000,222

TOTAL MARYLAND		27,420,222

Massachusetts - 0.6%
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN Series Floaters XF 23 06, 0.44% 6/5/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(c)(f)(g)	2,075,000	2,075,000
Massachusetts Gen. Oblig. RAN Series 2019, 4% 6/18/20	2,000,000	2,003,566
Middleborough Gen. Oblig. BAN Series 2020, 2% 10/1/21	13,000,000	13,281,580
Nahant BAN:
Series 2019 A, 2.5% 6/26/20	500,000	500,703
Series 2019 B, 2.5% 7/9/20	1,300,000	1,302,084
Truro Massachusetts BAN Series 2019, 2.5% 6/19/20	1,300,000	1,301,500

TOTAL MASSACHUSETTS		20,464,433

Michigan - 0.9%
Michigan Fin. Auth. Rev. RAN Series 2019 A:
2% 8/20/20, LOC JPMorgan Chase Bank	15,000,000	15,049,229
4% 8/20/20	13,000,000	13,107,713
Waterford School District RAN Series 2019, 2% 9/23/20	2,600,000	2,613,321

TOTAL MICHIGAN		30,770,263

Minnesota - 0.3%
Shakopee Minn Sr Hsg. Rev. Participating VRDN Series Floaters 001, 0.49% 7/10/20 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	2,000,000	2,000,000
Univ. of Minnesota Gen. Oblig. Series G, 0.4% 6/5/20, CP	7,400,000	7,400,426

TOTAL MINNESOTA		9,400,426

Mississippi - 0.4%
Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. (Gulf Pwr. Co. Proj.) Series 2012, 0.2% 6/1/20, VRDN (a)(c)	12,030,000	12,030,000
Missouri - 0.2%
Missouri Health & Edl. Facilities Auth. Rev. Participating VRDN Series Floaters C16, 0.21% 6/5/20 (Liquidity Facility Royal Bank of Canada) (a)(f)(g)	8,000,000	8,000,000
Montana - 0.2%
Tender Opt Bd Trust Rcpts / Ctfs. Participating VRDN Series XF 10 90, 0.54% 6/5/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	7,990,000	7,990,000
New Jersey - 0.5%
Asbury Park Gen. Oblig. BAN Series 2019, 2.5% 7/9/20	3,100,000	3,106,624
Mercer County Gen. Oblig. BAN Series 2020, 2% 6/10/21 (e)	5,000,000	5,087,094
Millburn Township Gen. Oblig. BAN Series 2019, 2.25% 6/12/20	1,400,000	1,400,759
Millstone Township Gen. Oblig. BAN Series 2019, 2.25% 8/28/20	2,900,000	2,912,795
Passaic Gen. Oblig. BAN Series 2019, 2.25% 8/27/20	1,600,000	1,606,978
Warren Township School District BAN Series 2019, 2.5% 7/23/20	2,246,000	2,250,929

TOTAL NEW JERSEY		16,365,179

New York - 5.1%
Hempstead Union Free School District TAN Series 2019, 2.5% 6/25/20	2,000,000	2,001,796
Middletown BAN Series 2019, 2% 8/27/20	16,419,175	16,481,000
Nassau County Gen. Oblig.:
BAN Series 2019 A, 5% 6/1/20	11,500,000	11,500,000
RAN Series A, 2% 12/9/20	10,000,000	10,038,905
New York City Gen. Oblig. Series 2006, 1.09% 6/5/20 (FSA Insured), VRDN (a)	625,000	625,000
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev. Series 2016, 0.12% 6/5/20, LOC Bank of Tokyo-Mitsubishi UFJ Ltd., VRDN (a)	1,275,000	1,275,000
New York Metropolitan Trans. Auth. Rev. BAN:
Series 2018 B:
5% 5/15/21	12,060,000	12,221,037
5% 5/15/21	215,000	217,871
5% 5/15/21	5,505,000	5,578,516
Series 2018 C, 5% 9/1/21	4,030,000	4,099,437
Series 2019 B, 5% 5/15/22	10,310,000	10,556,203
Series 2019 C, 4% 7/1/20	7,000,000	7,003,511
Series 2019 D1, 5% 9/1/22	30,600,000	31,421,916
Series 2019 E, 4% 9/1/20	11,300,000	11,316,510
New York Pwr. Auth. Series 1, 0.39% 7/8/20, CP	5,000,000	5,001,096
New York Thruway Auth. Gen. Rev. Participating VRDN Series XM 08 31, 0.39% 6/5/20 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	2,000,000	2,000,000
Port Chester-Rye BAN Series 2019, 2.5% 6/12/20	10,000,000	10,006,185
Putnam County Indl. Dev. Agcy. Rev. Series 2006 A, 0.49% 6/5/20, LOC RBS Citizens NA, VRDN (a)	1,300,000	1,300,000
Smithtown Central School District TAN Series 2019, 1.75% 6/26/20	1,500,000	1,501,329
South Glens Falls Central School District BAN Series 2019 B, 2.5% 7/24/20	600,000	601,654
Suffolk County Gen. Oblig.:
RAN Series 2020, 5% 3/19/21	2,000,000	2,034,806
TAN Series I, 2.5% 7/23/20	12,000,000	12,007,986
Tender Opt Bd Trust Rcpts / Ctfs. Participating VRDN Series XM 08 34, 0.89% 6/5/20 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	4,700,000	4,700,000
Town of Colonie Albany County BAN Series 2020, 1.25% 3/12/21	5,987,000	6,005,570
Triborough Bridge and Tunnel Auth. Participating VRDN Series XM 03 41, 0.4% 6/5/20 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	3,000,000	3,000,000

TOTAL NEW YORK		172,495,328

New York And New Jersey - 0.2%
Port Auth. of New York & New Jersey Series A:
0.55% 7/9/20, CP (c)	5,000,000	5,001,684
0.6% 8/6/20, CP (c)	3,000,000	3,001,133

TOTAL NEW YORK AND NEW JERSEY		8,002,817

North Carolina - 0.3%
Hertford County Indl. Facilities Poll. Cont. Fing. Auth. (Nucor Corp. Proj.) Series 2000 A, 0.42% 6/5/20, VRDN (a)(c)	9,420,000	9,420,000
North Carolina Med. Care Commission Hosp. Rev. Series 2001 B, 0.05% 6/1/20 (Liquidity Facility Bank of Montreal), VRDN (a)	200,000	200,000

TOTAL NORTH CAROLINA		9,620,000

Ohio - 0.4%
Coshocton City BAN Series 2020, 2.5% 2/18/21	1,245,000	1,264,245
Newark Gen. Oblig. BAN Series 2020, 2.75% 9/24/20	965,000	972,226
Sycamore Township BAN Series 2020, 1.55% 5/4/21	1,000,000	1,002,620
Tipp City BAN Series 2020 A, 2% 2/11/21	1,000,000	1,011,572
Trumbull County BAN Series 2019 2, 2% 7/23/20	2,375,000	2,380,234
Union Township Clermont County Gen. Oblig. BAN Series 2019, 2.25% 9/2/20	5,000,000	5,018,234

TOTAL OHIO		11,649,131

Pennsylvania - 0.3%
Philadelphia Auth. for Indl. Dev. Series 2017 B, 1.35% 6/5/23, VRDN (a)	10,210,000	10,210,000
Rhode Island - 0.0%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2005 A, 0.25% 6/1/20, LOC RBS Citizens NA, VRDN (a)	1,140,000	1,140,000
South Carolina - 1.2%
Charleston County School District TAN (Sales Tax Proj. Phase IV) Series 2020 B, 5% 5/12/21	20,000,000	20,923,672
County Square Redev. Corp. BAN (Greenville County, SC Proj.) Series 2020, 2% 3/24/21	4,750,000	4,813,632
South Carolina Pub. Svc. Auth. Rev. Participating VRDN:
Series Floaters XG 02 09, 0.44% 6/5/20 (Liquidity Facility Toronto-Dominion Bank) (a)(f)(g)	1,000,000	1,000,000
Series Floaters XM 02 91, 0.4% 6/5/20 (Liquidity Facility Royal Bank of Canada) (a)(f)(g)	4,090,000	4,090,000
Series Floaters XM 03 84, 0.44% 6/5/20 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	9,800,000	9,800,000
South Carolina St. Pub. Svc. Auth. Rev. Participating VRDN Series XG 0046, 0.54% 6/5/20 (Liquidity Facility Toronto-Dominion Bank)(a)(f)(g)	845,000	845,000

TOTAL SOUTH CAROLINA		41,472,304

Tennessee - 0.1%
Greeneville Health & Edl. Facilities Board Series 2018 B, 0.12% 6/5/20, LOC U.S. Bank NA, Cincinnati, VRDN (a)	800,000	800,000
Tennessee Gen. Oblig. Series A, 1% 8/26/20 (Liquidity Facility Tennessee Consldatd Retire Sys.), CP	4,000,000	4,009,264

TOTAL TENNESSEE		4,809,264

Texas - 4.9%
Brazos County Health Facilities Dev. Corp. Participating VRDN Series BAML 50 21, 0.27% 6/5/20 (Liquidity Facility Bank of America NA) (a)(f)(g)	13,875,000	13,875,000
Calhoun County Navigation Indl. Dev. Auth. Port Rev. (B P Chemicals, Inc. Proj.) 0.64% 6/5/20, VRDN (a)(c)	10,500,000	10,500,000
Deutsche Spears/Lifers Trust Participating VRDN Series Floaters XG 00 58, 0.26% 6/5/20 (Liquidity Facility Deutsche Bank AG) (a)(f)(g)	1,085,000	1,085,000
Garland Util. Sys. Rev. Series 2018, 0.35% 6/16/20, LOC Bank of America NA, CP	2,625,000	2,625,259
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 B3, 0.48% tender 8/4/20, CP mode	4,000,000	4,002,936
Series 2016 C, 0.13% 6/5/20, VRDN (a)	1,260,000	1,260,000
Series C2, 0.14% tender 6/3/20, CP mode (a)	2,000,000	2,000,033
Harris County Gen. Oblig. Series D, 0.4% 8/6/20 (Liquidity Facility JPMorgan Chase Bank), CP	2,500,000	2,500,945
Houston Arpt. Sys. Rev.:
Series 2020, 1.35% 6/3/20, LOC Sumitomo Mitsui Banking Corp., CP (c)	4,000,000	4,000,674
Series A, 1.4% 6/1/20, LOC Sumitomo Mitsui Banking Corp., CP (c)	10,000,000	10,001,109
Houston Gen. Oblig. TRAN Series 2019, 3% 6/26/20	5,000,000	5,009,642
Lower Colorado River Auth. Rev. Series 2020:
0.32% 6/2/20, LOC JPMorgan Chase Bank, LOC State Street Bank & Trust Co., Boston, CP	1,300,000	1,300,020
0.45% 6/10/20, LOC JPMorgan Chase Bank, LOC State Street Bank & Trust Co., Boston, CP	2,500,000	2,500,247
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2004, 2.46% 6/5/20, VRDN (a)(c)	33,015,000	33,015,000
Series 2010 C, 1.65% 6/1/20, VRDN (a)	2,220,000	2,220,000
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. (Baylor Health Care Sys. Proj.) Series 2011 C, 0.06% 6/1/20, LOC TD Banknorth, NA, VRDN (a)	22,240,000	22,240,000
Texas A&M Univ. Rev. Series 2020, 0.4% 8/3/20, CP	3,500,000	3,501,265
Texas Gen. Oblig. TRAN Series 2019, 4% 8/27/20	32,000,000	32,292,528
Texas Pub. Fin. Auth. Rev. Series 2008, 0.45% 8/4/20 (Liquidity Facility Texas Comptroller Pub. Accounts), CP	5,000,000	5,002,293
Univ. of Texas Board of Regents Sys. Rev. Series A, 1.13% 7/2/20 (Liquidity Facility Univ. of Texas Invt. Mgmt. Co.), CP	7,500,000	7,505,649

TOTAL TEXAS		166,437,600

Utah - 0.4%
Salt Lake City Arpt. Rev. Participating VRDN Series Floaters XM 06 99, 0.49% 6/5/20 (Liquidity Facility Cr. Suisse AG) (a)(c)(f)(g)	11,030,000	11,030,000
Utah County Hosp. Rev. Series 2016 E, 0.15% 6/5/20 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)	1,000,000	1,000,000

TOTAL UTAH		12,030,000

Virginia - 0.4%
Longwood Hsg. Foundation LLC Participating VRDN Series DBE 80 39, 0.49% 6/5/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	4,000,000	4,000,000
Loudoun County Indl. Dev. Auth.:
(Howard Hughes Med. Institute Proj.) Series 2003 A, 0.12% 6/5/20, VRDN (a)	3,500,000	3,500,000
Series 2013 A, 0.12% 6/5/20, VRDN (a)	2,495,000	2,495,000
Suffolk Hsg. Auth. Mfam Apts Participating VRDN Series XF 10 86, 0.49% 6/5/20 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,900,000	1,900,000

TOTAL VIRGINIA		11,895,000

Washington - 0.2%
King County Swr. Rev. Series 2001 B, 0.15% 6/5/20, LOC Landesbank Hessen-Thuringen, VRDN (a)	500,000	500,000
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 0.49% 7/10/20 (Liquidity Facility Barclays Bank PLC) (a)(c)(f)(g)	5,100,000	5,100,000

TOTAL WASHINGTON		5,600,000

Wisconsin - 0.1%
JPMorgan Chase Participating VRDN Series Floaters XF 01 27, 0.32% 6/5/20 (a)(f)(g)	1,060,000	1,060,000
Sauk Prairie School District BAN Series 2020, 2% 12/9/20 (e)	2,000,000	2,006,220

TOTAL WISCONSIN		3,066,220

TOTAL MUNICIPAL NOTES
(Cost $907,991,660)		906,235,852
	Shares	Value

Short-Term Funds - 3.7%
JPMorgan Ultra-Short Municipal Fund Class I
(Cost $124,933,769)	12,435,910	124,856,534

Municipal Bond Funds - 0.2%
Nuveen NY AMT-Free Quality Municipal Income Fund Preferred Shares 1%(a)(d)(i)
(Cost $6,800,000)	6,800,000	6,800,000
	Shares	Value

Money Market Funds - 13.4%
Fidelity Investments Money Market Government Portfolio Institutional Class 0.12% (j)(k)	249,972,338	249,972,338
Fidelity Municipal Cash Central Fund .15% (l)	4,129,587	4,130,000
Fidelity SAI Municipal Money Market Fund 1.19% (j)(k)	190,406,071	190,501,215
State Street Institutional U.S. Government Money Market Fund Premier Class .12% (j)	6,006,978	6,006,978
TOTAL MONEY MARKET FUNDS
(Cost $450,533,032)		450,610,531
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $3,385,311,783)		3,392,265,114
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(23,774,488)
NET ASSETS - 100%		$3,368,490,626

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

RAN – REVENUE ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $22,106,900 or 0.7% of net assets.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Coupon rates are determined by re-marketing agents based on current market conditions.

 (h) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,500,000 or 0.1% of net assets.

 (i) Non-income producing

 (j) The rate quoted is the annualized seven-day yield of the fund at period end.

 (k) Affiliated Fund

 (l) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Baltimore Proj. Rev. Bonds Series Floaters G 42, 0.34%, tender 1/4/21 (Liquidity Facility Royal Bank of Canada)	1/2/20	$4,500,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$65
Fidelity Municipal Cash Central Fund	302,846
Total	$302,911

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Investments Money Market Government Portfolio Institutional Class 0.12%	$200,078,086	$391,579,913	$341,685,661	$3,254,918	$--	$--	$249,972,338
Fidelity SAI Municipal Money Market Fund 1.19%	281,762,299	126,750,595	218,016,196	2,675,388	(36,062)	40,579	190,501,215
Total	$481,840,385	$518,330,508	$559,701,857	$5,930,306	$(36,062)	$40,579	$440,473,553

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$2,809,998,049	$--	$2,809,998,049	$--
Money Market Funds	450,610,531	450,610,531	--	--
Investment Companies	6,800,000	--	6,800,000	--
Short-Term Funds	124,856,534	124,856,534	--	--
Total Investments in Securities:	$3,392,265,114	$575,467,065	$2,816,798,049	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,940,785,724)	$2,947,661,561
Fidelity Central Funds (cost $4,130,000)	4,130,000
Other affiliated issuers (cost $440,396,059)	440,473,553
Total Investment in Securities (cost $3,385,311,783)		$3,392,265,114
Cash		155,743
Receivable for investments sold		25,628,467
Receivable for fund shares sold		2,330,677
Dividends receivable		78
Interest receivable		25,045,068
Distributions receivable from Fidelity Central Funds		2,324
Prepaid expenses		11,944
Other receivables		3,593
Total assets		3,445,443,008
Liabilities
Payable for investments purchased
Regular delivery	$51,615,698
Delayed delivery	20,078,637
Payable for fund shares redeemed	1,676,432
Distributions payable	3,257,540
Accrued management fee	235,192
Other payables and accrued expenses	88,883
Total liabilities		76,952,382
Net Assets		$3,368,490,626
Net Assets consist of:
Paid in capital		$3,362,381,045
Total accumulated earnings (loss)		6,109,581
Net Assets		$3,368,490,626
Net Asset Value, offering price and redemption price per share ($3,368,490,626 ÷ 336,228,035 shares)		$10.02

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2020
Investment Income
Dividends:
Unaffiliated issuers		$1,170,875
Affiliated issuers		5,922,340
Interest		49,718,354
Income from Fidelity Central Funds		302,840
Total income		57,114,409
Expenses
Management fee	$11,409,316
Accounting fees and expenses	48,722
Custodian fees and expenses	29,442
Independent trustees' fees and expenses	38,393
Registration fees	77,355
Audit	69,814
Legal	9,734
Miscellaneous	27,844
Total expenses before reductions	11,710,620
Expense reductions	(8,538,746)
Total expenses after reductions		3,171,874
Net investment income (loss)		53,942,535
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	441,545
Affiliated issuers	(36,062)
Capital gain distributions from underlying funds:
Affiliated issuers	8,037
Total net realized gain (loss)		413,520
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(2,043,220)
Affiliated issuers	40,579
Total change in net unrealized appreciation (depreciation)		(2,002,641)
Net gain (loss)		(1,589,121)
Net increase (decrease) in net assets resulting from operations		$52,353,414

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2020	Year ended May 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$53,942,535	$58,228,306
Net realized gain (loss)	413,520	270,192
Change in net unrealized appreciation (depreciation)	(2,002,641)	11,365,239
Net increase (decrease) in net assets resulting from operations	52,353,414	69,863,737
Distributions to shareholders	(55,246,709)	(58,929,136)
Share transactions
Proceeds from sales of shares	1,047,372,777	1,046,812,103
Reinvestment of distributions	3,699,668	3,887,466
Cost of shares redeemed	(1,095,565,154)	(864,875,731)
Net increase (decrease) in net assets resulting from share transactions	(44,492,709)	185,823,838
Total increase (decrease) in net assets	(47,386,004)	196,758,439
Net Assets
Beginning of period	3,415,876,630	3,219,118,191
End of period	$3,368,490,626	$3,415,876,630
Other Information
Shares
Sold	104,544,855	104,689,689
Issued in reinvestment of distributions	368,964	388,671
Redeemed	(109,355,545)	(86,524,339)
Net increase (decrease)	(4,441,726)	18,554,021

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Tax-Sensitive Short Duration Fund

Years ended May 31,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.03	$9.99	$10.00
Income from Investment Operations
Net investment income (loss)B	.159	.174	.053
Net realized and unrealized gain (loss)	(.006)	.042	(.014)
Total from investment operations	.153	.216	.039
Distributions from net investment income	(.159)	(.173)	(.049)
Distributions from net realized gain	(.004)	(.003)	–
Total distributions	(.163)	(.176)	(.049)
Net asset value, end of period	$10.02	$10.03	$9.99
Total ReturnC,D	1.53%	2.19%	.39%
Ratios to Average Net AssetsE,F,G
Expenses before reductions	.34%	.37%	.52%H
Expenses net of fee waivers, if any	.09%	.12%	.26%H,I
Expenses net of all reductions	.09%	.12%	.26%H,I
Net investment income (loss)	1.59%	1.74%	1.28%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,368,491	$3,415,877	$3,219,118
Portfolio turnover rateG	81%	57%	180%J

 A For the period December 28, 2017 (commencement of operations) to May 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amounts do not include the activity of Underlying Funds.

 H Annualized

 I Audit fees are not annualized.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2020

1. Organization.

Strategic Advisers Tax-Sensitive Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $3,588 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, defaulted bonds, market discount, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,715,167
Gross unrealized depreciation	(8,353,315)
Net unrealized appreciation (depreciation)	$6,361,852
Tax Cost	$3,385,903,262

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$6,361,852

The Fund intends to elect to defer to its next fiscal year $209,233 of capital losses recognized during the period November 1, 2019 to May 31, 2020.

The tax character of distributions paid was as follows:

	May 31, 2020	May 31, 2019
Tax-exempt Income	$50,555,391	$55,077,316
Ordinary Income	4,008,479	3,851,820
Long-term Capital Gains	682,839	–
Total	$55,246,709	$ 58,929,136

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Tax-Sensitive Short Duration Fund	2,240,163,954	2,130,640,787

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .34% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser), T. Rowe Price Associates, Inc. and Wells Capital Management, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Effective July 1, 2019 accounting fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. For the period, the total fees paid were equivalent to less than .005%.

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Strategic Advisers Tax-Sensitive Short Duration Fund	$8,378

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2022. During the period, this waiver reduced the Fund's management fee by $8,508,284.

In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $30,230 and $232, respectively.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 100% of the total outstanding shares of Fidelity SAI Municipal Money Market Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Tax-Sensitive Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Tax-Sensitive Short Duration Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statement of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the two years in the period ended May 31, 2020 and for the period December 28, 2017 (commencement of operations) through May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the two years in the period ended May 31, 2020 and for the period December 28, 2017 (commencement of operations) through May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 16, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research, the Board of Trustees of the Museum of Fine Arts Boston and the Board of Overseers of the Massachusetts Eye and Ear Infirmary.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit), and member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-present) (technology company). Previously, Ms. Steiger served as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Christine Marcks (1955)

Year of Election or Appointment: 2019

Member of the Advisory Board

Ms. Marcks also serves as a Member of the Advisory Board of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2019 to May 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2019	Ending Account Value May 31, 2020	Expenses Paid During Period-B December 1, 2019 to May 31, 2020
Actual	.09%	$1,000.00	$1,005.80	$.45
Hypothetical-C		$1,000.00	$1,024.55	$.46

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2020, $637,007, or, if subsequently determined to be different, the net capital gain of such year.

A total of 47.16% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

During fiscal year ended 2020, 100% of the fund's income dividends was free from federal income tax, and 22.29% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

TSS-ANN-0720
1.9885904.102

Item 2.

Code of Ethics

As of the end of the period, May 31, 2020, Fidelity Rutland Square Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Heidi L. Steiger is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Steiger is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Core Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Growth Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Tax-Sensitive Short Duration Fund and Strategic Advisers Value Fund (the “Funds”):

Services Billed by PwC

May 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Fund	$39,300	$3,800	$12,400	$8,900
Strategic Advisers Fidelity Core Income Fund	$48,300	$3,700	$8,900	$8,800
Strategic Advisers Fidelity Emerging Markets Fund	$27,300	$2,200	$7,600	$5,100
Strategic Advisers Fidelity U.S. Total Stock Fund	$39,700	$3,500	$11,000	$8,400
Strategic Advisers Growth Fund	$39,300	$3,800	$8,900	$8,900
Strategic Advisers Short Duration Fund	$37,200	$3,500	$7,300	$8,300
Strategic Advisers Tax-Sensitive Short Duration Fund	$37,600	$3,400	$6,200	$8,100
Strategic Advisers Value Fund	$39,300	$3,800	$9,500	$8,900

May 31, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Fund	$47,000	$3,700	$4,200	$7,800
Strategic Advisers Fidelity Core Income Fund	$43,000	$2,100	$4,000	$4,800
Strategic Advisers Fidelity Emerging Markets Fund	$23,000	$1,200	$3,000	$2,700
Strategic Advisers Fidelity U.S. Total Stock Fund	$46,000	$3,500	$3,700	$7,300
Strategic Advisers Growth Fund	$47,000	$3,700	$4,000	$7,800
Strategic Advisers Short Duration Fund	$44,000	$3,500	$3,300	$7,200
Strategic Advisers Tax-Sensitive Short Duration Fund	$44,000	$3,400	$2,700	$7,000
Strategic Advisers Value Fund	$47,000	$3,700	$4,000	$7,800

A Amounts may reflect rounding.

B Strategic Advisers Fidelity Core Income Fund commenced operations on October 16, 2018 and Strategic Advisers Fidelity Emerging Markets Fund commenced operations on October 30, 2018.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Strategic Advisers, LLC (“Strategic Advisers”) and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	May 31, 2020A	May 31, 2019A,B
Audit-Related Fees	$8,596,700	$7,890,000
Tax Fees	$17,700	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Strategic Advisers Fidelity Core Income Fund and Strategic Advisers Fidelity Emerging Markets Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	May 31, 2020A	May 31, 2019A,B
PwC	$13,614,400	$12,475,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Strategic Advisers Fidelity Core Income Fund and Strategic Advisers Fidelity Emerging Markets Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and Strategic Adviser’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	July 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	July 23, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	July 23, 2020